UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05624

Morgan Stanley Institutional Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31,

Date of reporting period:	December 31, 2015

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Active International Allocation Portfolio

Annual Report

December 31, 2015

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	16
Statement of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	21
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	36
Federal Tax Notice	37
U.S. Privacy Policy	38
Director and Officer Information	41

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Active International Allocation Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2016

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Expense Example (unaudited)

Active International Allocation Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Active International Allocation Portfolio Class I	$1,000.00	$926.00	$1,020.52	$4.51	$4.74	0.93%
Active International Allocation Portfolio Class A	1,000.00	924.80	1,018.95	6.02	6.31	1.24
Active International Allocation Portfolio Class L	1,000.00	922.10	1,016.43	8.43	8.84	1.74
Active International Allocation Portfolio Class C	1,000.00	920.80	1,015.17	9.63	10.11	1.99

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited)

Active International Allocation Portfolio

The Portfolio seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the Adviser, Morgan Stanley Investment Management Inc., in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

Performance

For the year ended December 31, 2015, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –1.63%, net of fees. The Portfolio's Class I shares underperformed the Portfolio's benchmark, the MSCI EAFE Index (the "Index"), which returned –0.81%.

Factors Affecting Performance

•  International equity markets in aggregate managed a flat return for the 12-month period overall, down –0.81% as measured by the Index. On a regional basis, Japan led decisively (+9.57%), followed by the U.S. (+0.69%) and euro area (–1.42%). Emerging markets were the weakest-performing group (–14.92%), and Pacific ex Japan (–8.47%) and the U.K. (–7.56%) also underperformed the Index. (Country and regional returns are represented by their respective MSCI index in U.S. dollar terms.)(1)

•  The Portfolio's main contributors to performance for the period were the long position in Japan and underweight to Asia ex-Japan, as well as underweight allocations to the energy and materials sectors. The Portfolio's exposure to the eurozone, however, detracted. That said, the eurozone economy did improve as we expected; we believe equities could finally come through next year.

•  The Portfolio utilizes stock index futures as an additional vehicle to implement the portfolio manager's macro investment decisions. For 2015, macro investment decisions made with the use of stock index futures resulted in a realized loss for the Portfolio.

Management Strategies

•  In 2015, important global asset prices continued their 2014 trends: emerging market equities were weaker, the U.S. dollar (as represented by the DXY index) strengthened another +10% (versus +12% in

2014), oil fell another –25% (versus –50% in 2014) and the 10-year U.S. Treasury yield ended at 2.25%, not far from 2.12% in December 2014. Other than China-watching, investors spent a lot of time in 2015 waiting for the U.S. Federal Reserve (Fed), who in turn, was waiting for jobs and wage growth.

•  Luckily, for most of the fourth quarter, global markets were calm enough and U.S. data was strong enough that the Fed was able to hike its target federal funds rate by 25 basis points in mid-December. This small step toward normalization of monetary policy ended almost a decade of near-zero interest rates and the hike was an important signal of Fed confidence in the U.S. economy. It felt momentous. That said, the key will be IF the Fed can proceed with subsequent hikes in 2016 and IF the European Central Bank (ECB), Bank of Japan (BOJ), and People's Bank of China (PBOC) can successfully de-synchronize their monetary policies from the Fed. It is helpful that the U.S. dollar has been range-bound for the past six months (although it continues to rise versus emerging market currencies) and that China (post its acceptance to International Monetary Fund reserve currency status) has more flexibility to (hopefully) gently devalue the yuan.

•  Global equity markets continue to be very nervous about the specter of debt deflation in a low-growth world up to its eyeballs in credit, with significant pockets of excess capacity. The very monetary policy designed to reflate the developed market economies after the global financial crisis sent developed market investors in search of higher yields in U.S. energy and in emerging markets. Cheap money and Chinese stimulus spending (on a scale the world has never before seen) created an illusion of high future demand, which set in motion a credit boom in emerging markets. The piper is now being paid. Chinese growth inevitably slowed, and growth in developed economies remains anemic as deflating global goods prices weigh down corporate profits and wage growth. The emerging markets matter because they make up 35% of the global economy and they are significant (higher margin) customers of many large-cap companies listed on the major exchanges of Europe, Japan and the U.S. Hence, though the U.S. economy may finally be strong

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited) (cont'd)

Active International Allocation Portfolio

enough to sustain modest rate hikes, it is doing so in a world where pricing power is very weak — and, actually falling — in most globally facing industries.

•  As noted, Fed Chair Janet Yellen was able to move forward in December because just enough data improved. First, U.S. jobs data and wages consistently delivered since August. Second, European economic surveys showed modest improvement and the euro strengthened (taking strain off the Fed from too strong of a U.S. dollar.) And third, belief in China's ability to gradually manage its economic slowdown and currency devaluation rose (versus the panic generated by the surprise yuan devaluation in August.)

•  On the negative side, U.S. manufacturing growth, earnings and market breadth have been lackluster (U.S. manufacturing purchasing manager index is below 50, a sign of contraction), Europe's industrial production and credit impulse are sluggish, and continued declines in energy prices risk destabilizing global growth, credit and corporate earnings. As for China, pressures on corporates and local governments continue, given slow growth, falling producer prices and high debt levels. However, we know that the leadership is increasing the intensity of its policy measures, and there are some signs of stabilization. If China can stabilize its growth rate for another year (at whatever actual growth rate that happens to be) and if oil prices steady, we could foresee a 2016 with modest economic growth in the U.S., Europe and Japan, continued pressure on emerging markets, and unexciting, plus-or-minus single-digit equity market returns. In such a world, we believe equity market differentiation will be driven by the quality of monetary, fiscal and reform policy choices and by country/sector earnings.

•  We ended the year mildly optimistic, but must admit that January's rout in energy prices and in global equity and credit markets make us wary. The key will be whether the U.S. achieves economic growth of at least 2.25% and whether China and falling commodity prices do not add too much more pressure onto global deflation. We do note that the U.S. government has approved modest fiscal spending, household savings are decent, wealth is broadening slightly and corporations have room to invest, if they so choose. One could make similar observations about Japan, Germany and several other markets in Europe. Our gross domestic product (GDP) tracking models generally remain in line with consensus expectations for about 2.3% U.S. GDP growth in 2016, with 1.7% from the euro zone and 1.2% from Japan — and December's strong U.S. jobs number was encouraging.

(1)  Data used in the preparation of this commentary from Morgan Stanley Investment Management, Bloomberg, FactSet and Global Insight, as of December 31, 2015.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and C shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited) (cont'd)

Active International Allocation Portfolio

Performance Compared to the MSCI EAFE Index(1) and the Lipper International Large-Cap Core Funds Index(2)

	Period Ended December 31, 2015 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	–1.63%	2.30%	3.07%	5.64%
Portfolio — Class A Shares w/o sales charges(5)	–1.95	2.00	2.78	4.81
Portfolio — Class A Shares with maximum 5.25% sales charges(5)	–7.10	0.91	2.23	4.53
Portfolio — Class L Shares w/o sales charges(6)	–2.44	—	—	7.55
Portfolio — Class C Shares w/o sales charges(7)	—	—	—	–10.96
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(7)	—	—	—	–11.85
MSCI EAFE Index	–0.81	3.60	3.03	5.34
Lipper International Large-Cap Core Funds Index	–3.21	2.68	2.51	6.13

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the United States & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper International Large-Cap Core Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on January 17, 1992.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on June 14, 2012.

(7)  Commenced offering on April 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments

Active International Allocation Portfolio

	Shares	Value (000)
Common Stocks (93.9%)
Australia (4.0%)
AGL Energy Ltd.	8,774	$115
Amcor Ltd.	23,075	224
AMP Ltd.	47,263	199
APA Group	11,931	75
Asciano Ltd.	15,083	96
Aurizon Holding Ltd.	26,241	83
Australia & New Zealand Banking Group Ltd. (a)	49,773	1,004
BHP Billiton Ltd.	37,167	483
Brambles Ltd.	24,794	207
CIMIC Group Ltd. (a)	2,100	37
Coca-Cola Amatil Ltd.	12,535	84
Cochlear Ltd.	878	61
Commonwealth Bank of Australia	23,468	1,450
Crown Resorts Ltd.	6,292	57
CSL Ltd.	7,916	604
Fortescue Metals Group Ltd. (a)	10,163	14
Goodman Group REIT (a)	29,504	134
Harvey Norman Holdings Ltd. (a)	11,416	34
Iluka Resources Ltd.	8,488	38
Incitec Pivot Ltd.	30,687	88
Insurance Australia Group Ltd.	34,176	137
Lend Lease Group REIT	5,544	57
Macquarie Group Ltd.	4,461	267
National Australia Bank Ltd.	38,236	834
Orica Ltd. (a)	6,737	75
Origin Energy Ltd.	17,169	58
QBE Insurance Group Ltd.	17,562	160
Rio Tinto Ltd.	5,226	169
Santos Ltd.	14,845	39
Scentre Group REIT	110,741	336
Sonic Healthcare Ltd.	7,143	93
South32 Ltd. (b)	42,717	33
South32 Ltd. (a)(b)	45,087	35
Stockland REIT (a)	88,627	263
Suncorp Group Ltd.	19,013	166
Sydney Airport	4,662	21
Tabcorp Holdings Ltd.	10,883	37
Tatts Group Ltd.	21,251	67
Telstra Corp., Ltd.	62,881	255
Transurban Group	20,448	155
Wesfarmers Ltd.	19,409	584
Westfield Corp. REIT	39,003	268
Westpac Banking Corp.	42,681	1,035
Woodside Petroleum Ltd.	9,855	207
Woolworths Ltd. (a)	24,176	428
		10,866
Austria (0.1%)
Erste Group Bank AG (b)	9,621	301
Raiffeisen Bank International AG (b)	958	14
		315
	Shares	Value (000)
Belgium (1.6%)
Ageas	1,655	$77
Anheuser-Busch InBev N.V.	17,046	2,105
Groupe Bruxelles Lambert SA	6,137	525
KBC Groep N.V.	11,720	733
Proximus	428	14
Solvay SA (a)	669	71
Telenet Group Holding N.V. (b)	2,238	121
UCB SA	3,566	321
Umicore SA	6,321	264
		4,231
Brazil (0.0%)
Cia Energetica de Minas Gerais (Preference)	1	—	@
Chile (0.0%)
Antofagasta PLC (a)	1,384	9
China (0.1%)
ASM Pacific Technology Ltd. (a)(c)	2,600	20
Sihuan Pharmaceutical Holdings Group Ltd. (d)(e)	21,000	8
Tencent Holdings Ltd. (c)	15,900	310
WH Group Ltd. (b)(c)(f)	64,000	36
Wynn Macau Ltd. (a)(c)	17,200	20
		394
Denmark (2.1%)
AP Moeller — Maersk A/S Series A	129	166
AP Moeller — Maersk A/S Series B	571	741
Danske Bank A/S	17,828	476
DSV A/S	16,408	645
ISS A/S	4,182	151
Novo Nordisk A/S Series B	55,388	3,184
Novozymes A/S Series B	4,224	202
TDC A/S	9,964	49
		5,614
Finland (1.3%)
Elisa Oyj	4,656	175
Kone Oyj, Class B	8,651	364
Metso Oyj (a)	2,666	59
Neste Oyj	3,991	119
Nokia Oyj	170,824	1,216
Orion Oyj, Class B	2,798	97
Sampo Oyj, Class A	11,110	563
Stora Enso Oyj, Class R	26,594	239
UPM-Kymmene Oyj	22,910	424
Wartsila Oyj	4,960	225
		3,481
France (10.6%)
Accor SA	8,311	358
Aeroports de Paris (ADP)	1,796	208
Air Liquide SA	4,638	521
Airbus Group SE	15,221	1,022
Alcatel-Lucent (b)	117,672	465
Alstom SA (a)(b)	5,847	179

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
France (cont'd)
Atos SE	3,414	$287
AXA SA	36,341	994
BNP Paribas SA	35,737	2,023
Bouygues SA	7,702	305
Cap Gemini SA	5,776	534
Carrefour SA	15,251	439
Casino Guichard Perrachon SA (a)	1,801	83
Christian Dior SE	991	168
Cie de Saint-Gobain	11,805	508
Cie Generale des Etablissements Michelin	4,013	381
CNP Assurances	3,490	47
Credit Agricole SA	30,971	365
Danone SA	13,343	900
Dassault Systemes	6,378	510
Edenred	10,346	195
Electricite de France SA	9,260	136
Engie	51,165	906
Essilor International SA	3,633	453
Eurazeo SA	819	56
Eutelsat Communications SA	3,979	119
Fonciere Des Regions REIT	2,059	184
Gecina SA REIT	1,794	218
Groupe Eurotunnel SE	3,758	47
Hermes International	248	84
ICADE REIT	2,054	138
Iliad SA	1,155	276
Imerys SA	835	58
Kering	1,237	211
Klepierre REIT	10,956	486
L'Oreal SA	5,821	979
Lagardere SCA	2,957	88
Legrand SA	12,559	709
LVMH Moet Hennessy Louis Vuitton SE	4,037	631
Natixis SA	26,222	148
Numericable-SFR SAS	2,323	84
Orange SA	38,965	654
Pernod Ricard SA	4,599	523
Publicis Groupe SA	4,748	315
Remy Cointreau SA	527	38
Renault SA	4,146	416
Safran SA	6,592	451
Sanofi	26,711	2,279
Schneider Electric SE	11,047	629
SES SA	9,939	276
Societe BIC SA	740	122
Societe Generale SA	26,928	1,242
Sodexo SA	1,547	150
STMicroelectronics N.V.	27,797	185
Suez Environnement Co.	10,704	200
Technip SA	584	29
Total SA	29,582	1,317
Unibail-Rodamco SE REIT	5,420	1,374
	Shares	Value (000)
Valeo SA	2,331	$360
Veolia Environnement SA	13,795	327
Vinci SA	15,491	993
Vivendi SA	10,659	230
		28,613
Germany (7.4%)
Adidas AG	4,137	403
Allianz SE (Registered)	7,885	1,397
Axel Springer SE	830	46
BASF SE	9,857	754
Bayer AG (Registered)	19,201	2,409
Bayerische Motoren Werke AG	4,318	455
Beiersdorf AG	1,782	162
Brenntag AG	2,556	133
Commerzbank AG (b)	35,508	368
Continental AG	1,795	436
Daimler AG (Registered)	11,018	920
Deutsche Bank AG (Registered)	18,430	452
Deutsche Boerse AG	6,100	540
Deutsche Lufthansa AG (Registered) (b)	2,804	44
Deutsche Post AG (Registered)	16,467	464
Deutsche Telekom AG (Registered)	104,096	1,883
E.ON SE	34,292	332
Fraport AG Frankfurt Airport Services Worldwide	766	49
Fresenius Medical Care AG & Co., KGaA	7,311	616
Fresenius SE & Co., KGaA	750	54
GEA Group AG	3,529	142
HeidelbergCement AG	4,891	399
Henkel AG & Co., KGaA (Preference)	3,084	344
Hugo Boss AG	609	51
Infineon Technologies AG	48,015	703
K&S AG (Registered)	362	9
Kabel Deutschland Holding AG	1,257	155
Lanxess AG	708	33
Linde AG	2,585	375
Merck KGaA	3,205	311
Metro AG	10,164	324
Muenchener Rueckversicherungs AG (Registered)	349	70
Osram Licht AG	4,203	177
Porsche Automobil Holding SE (Preference)	2,978	161
ProSiebenSat.1 Media SE (Registered)	9,158	463
QIAGEN N.V. (b)	10,708	290
RTL Group SA (b)	2,067	173
RWE AG	14,670	187
SAP SE	21,065	1,678
Siemens AG (Registered)	13,446	1,304
Symrise AG	353	23
Telefonica Deutschland Holding AG	7,591	40
ThyssenKrupp AG	7,745	154
TUI AG	1,625	29
United Internet AG (Registered)	5,496	302
Vonovia SE	866	27
		19,841

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Hong Kong (1.4%)
AIA Group Ltd.	132,000	$786
Bank of East Asia Ltd. (The) (a)	13,982	52
BOC Hong Kong Holdings Ltd.	40,500	123
Cathay Pacific Airways Ltd.	13,000	22
Cheung Kong Infrastructure Holdings Ltd.	7,000	65
Cheung Kong Property Holdings Ltd.	29,500	190
CK Hutchison Holdings Ltd.	29,500	396
CLP Holdings Ltd.	21,000	178
First Pacific Co., Ltd.	26,000	17
Hang Lung Properties Ltd.	25,000	57
Hang Seng Bank Ltd.	8,400	159
Henderson Land Development Co., Ltd.	13,000	79
HKT Trust & HKT Ltd.	29,000	37
Hong Kong & China Gas Co., Ltd.	76,000	149
Hong Kong Exchanges and Clearing Ltd.	12,372	314
Hysan Development Co., Ltd.	7,000	29
Kerry Properties Ltd.	7,000	19
Link REIT	25,000	149
MGM China Holdings Ltd. (a)	10,400	13
MTR Corp., Ltd.	16,000	79
New World Development Co., Ltd. (a)	61,402	60
NWS Holdings Ltd.	17,545	26
PCCW Ltd.	45,000	26
Power Assets Holdings Ltd.	15,000	138
Sands China Ltd.	26,400	89
Shangri-La Asia Ltd.	14,000	14
Sino Land Co., Ltd.	35,062	51
SJM Holdings Ltd. (a)	22,000	16
Sun Hung Kai Properties Ltd.	19,000	228
Swire Pacific Ltd., Class A	6,500	73
Swire Properties Ltd.	12,800	37
Techtronic Industries Co., Ltd.	15,000	61
Wharf Holdings Ltd. (The)	15,000	83
Wheelock & Co., Ltd.	10,000	42
Yue Yuen Industrial Holdings Ltd.	8,000	27
		3,884
Ireland (0.7%)
Bank of Ireland (b)	1,481,097	543
CRH PLC	35,162	1,016
Kerry Group PLC, Class A	3,556	294
		1,853
Italy (0.9%)
Assicurazioni Generali SpA	35,841	655
Atlantia SpA	8,588	228
Banca Monte dei Paschi di Siena SpA (b)	21,371	28
Banco Popolare SC (b)	1,204	17
Intesa Sanpaolo SpA	120,273	400
Luxottica Group SpA	5,931	387
Prysmian SpA	5,545	121
Telecom Italia SpA	286,465	293
	Shares	Value (000)
UniCredit SpA	35,923	$198
Unione di Banche Italiane SpA	8,796	58
		2,385
Japan (26.5%)
ABC-Mart, Inc.	900	49
Acom Co., Ltd. (b)	10,100	48
Aeon Co., Ltd.	19,300	297
Aeon Mall Co., Ltd.	2,000	34
Ajinomoto Co., Inc.	19,000	450
Amada Holdings Co., Ltd.	6,400	61
ANA Holdings, Inc.	64,000	185
Asahi Glass Co., Ltd. (a)	24,300	139
Asahi Group Holdings Ltd.	11,200	350
Asahi Kasei Corp.	16,000	108
Asics Corp.	2,100	43
Astellas Pharma, Inc.	70,200	997
Bandai Namco Holdings, Inc.	5,500	116
Bank of Kyoto Ltd. (The)	10,000	93
Bank of Yokohama Ltd. (The)	70,000	428
Benesse Holdings, Inc. (a)	1,754	51
Bridgestone Corp.	20,200	692
Brother Industries Ltd.	6,200	71
Canon, Inc. (a)	17,204	521
Casio Computer Co., Ltd. (a)	2,200	51
Central Japan Railway Co.	4,192	743
Chiba Bank Ltd. (The)	19,000	135
Chubu Electric Power Co., Inc.	14,400	197
Chugai Pharmaceutical Co., Ltd.	6,300	220
Chugoku Bank Ltd. (The)	3,800	51
Citizen Holdings Co., Ltd.	10,300	74
Credit Saison Co., Ltd.	7,300	144
Dai Nippon Printing Co., Ltd.	10,100	100
Dai-ichi Life Insurance Co., Ltd. (The)	59,900	994
Daiichi Sankyo Co., Ltd.	21,400	440
Daikin Industries Ltd.	6,900	502
Daito Trust Construction Co., Ltd.	2,556	296
Daiwa House Industry Co., Ltd.	15,000	430
Daiwa Securities Group, Inc.	72,000	440
Denso Corp.	19,250	918
Dentsu, Inc. (a)	5,000	274
Don Quijote Holdings Co., Ltd.	4,700	165
East Japan Railway Co.	10,900	1,024
Eisai Co., Ltd.	7,400	489
FANUC Corp.	8,050	1,388
Fast Retailing Co., Ltd.	2,200	770
Fuji Heavy Industries Ltd.	5,200	214
FUJIFILM Holdings Corp.	19,500	812
Fujitsu Ltd.	60,200	300
Fukuoka Financial Group, Inc.	27,000	134
Hachijuni Bank Ltd. (The)	9,000	55
Hakuhodo DY Holdings, Inc.	8,900	96

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Japan (cont'd)
Hamamatsu Photonics KK	3,200	$88
Hankyu Hanshin Holdings, Inc.	18,000	117
Hikari Tsushin, Inc.	200	14
Hirose Electric Co., Ltd.	900	109
Hisamitsu Pharmaceutical Co., Inc. (a)	1,300	55
Hitachi Ltd.	110,000	622
Hitachi Metals Ltd.	500	6
Honda Motor Co., Ltd.	40,713	1,305
Hoshino Resorts, Inc. REIT	7	73
Hoya Corp.	17,300	705
IHI Corp.	40,530	111
Inpex Corp.	38,000	375
Isetan Mitsukoshi Holdings Ltd.	15,400	200
Isuzu Motors Ltd.	9,600	103
Ito En Ltd. (a)	3,800	98
ITOCHU Corp.	23,151	273
J Front Retailing Co., Ltd.	8,100	117
Japan Airlines Co., Ltd.	5,100	183
Japan Exchange Group, Inc.	27,800	434
Japan Hotel REIT Investment Corp. REIT	105	78
Japan Real Estate Investment Corp. REIT	20	97
Japan Retail Fund Investment Corp. REIT	35	67
Japan Tobacco, Inc.	34,700	1,274
JFE Holdings, Inc. (a)	9,800	154
JGC Corp.	9,546	146
Joyo Bank Ltd. (The)	27,000	128
JSR Corp. (a)	3,108	49
JX Holdings, Inc.	103,246	432
Kajima Corp.	20,000	119
Kakaku.com, Inc.	4,100	81
Kansai Electric Power Co., Inc. (The) (b)	20,500	245
Kansai Paint Co., Ltd.	3,000	45
Kao Corp.	17,800	913
Kawasaki Heavy Industries Ltd.	43,500	161
KDDI Corp.	12,600	326
Keikyu Corp.	9,000	74
Keio Corp.	8,000	69
Keyence Corp.	2,057	1,129
Kinden Corp.	7,000	89
Kintetsu Group Holdings Co., Ltd.	35,750	145
Kirin Holdings Co., Ltd.	23,800	322
Kobe Steel Ltd.	30,000	33
Komatsu Ltd.	27,500	448
Konica Minolta, Inc.	16,130	162
Kose Corp.	2,000	184
Kuraray Co., Ltd.	7,656	93
Kurita Water Industries Ltd.	4,400	92
Kyocera Corp.	11,700	542
Kyowa Exeo Corp.	4,500	46
Kyowa Hakko Kirin Co., Ltd.	7,000	110
Kyushu Electric Power Co., Inc. (a)(b)	9,300	102
Lawson, Inc.	2,900	235
	Shares	Value (000)
LIXIL Group Corp. (a)	7,162	$159
Mabuchi Motor Co., Ltd.	1,800	97
Makita Corp. (a)	1,300	75
Marubeni Corp.	22,850	117
Marui Group Co., Ltd.	7,500	122
Maruichi Steel Tube Ltd.	100	3
Mazda Motor Corp.	8,100	167
MEIJI Holdings Co., Ltd.	1,400	115
Minebea Co., Ltd.	3,000	26
Miraca Holdings, Inc.	1,800	79
Mitsubishi Chemical Holdings Corp.	47,100	299
Mitsubishi Corp.	15,500	258
Mitsubishi Electric Corp.	49,352	517
Mitsubishi Estate Co., Ltd.	38,000	788
Mitsubishi Heavy Industries Ltd.	110,550	483
Mitsubishi Materials Corp.	17,000	53
Mitsubishi Motors Corp.	7,900	67
Mitsubishi Tanabe Pharma Corp.	4,900	84
Mitsubishi UFJ Financial Group, Inc. (See Note G)	153,106	948
Mitsui & Co., Ltd.	15,200	181
Mitsui Fudosan Co., Ltd.	28,900	724
Mitsui OSK Lines Ltd.	8,000	20
Mizuho Financial Group, Inc.	710,400	1,418
MS&AD Insurance Group Holdings, Inc.	13,160	385
Murata Manufacturing Co., Ltd.	6,800	976
Nabtesco Corp.	1,500	30
NEC Corp.	60,900	193
NGK Insulators Ltd.	8,660	195
NGK Spark Plug Co., Ltd.	8,059	212
NH Foods Ltd.	2,000	39
Nidec Corp.	7,500	543
Nikon Corp. (a)	14,800	198
Nintendo Co., Ltd.	2,108	290
Nippon Building Fund, Inc. REIT	25	119
Nippon Express Co., Ltd.	20,300	95
Nippon Paint Holdings Co., Ltd. (a)	2,000	48
Nippon Steel Sumitomo Metal Corp.	9,400	186
Nippon Telegraph & Telephone Corp.	24,600	977
Nippon Television Holdings, Inc.	3,700	67
Nippon Yusen KK	26,015	63
Nissan Motor Co., Ltd. (a)	66,805	700
Nitori Holdings Co., Ltd.	800	67
Nitto Denko Corp.	5,500	401
Nomura Holdings, Inc.	123,350	686
NSK Ltd.	7,053	76
NTT Data Corp.	3,900	188
NTT DoCoMo, Inc.	20,200	414
Obayashi Corp.	9,571	88
Obic Co., Ltd.	2,200	117
Odakyu Electric Railway Co., Ltd.	18,000	194
Oji Holdings Corp.	8,000	32
Omron Corp.	9,004	300
Ono Pharmaceutical Co., Ltd.	2,400	427

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Japan (cont'd)
Oriental Land Co., Ltd. (a)	8,100	$488
ORIX Corp.	50,460	708
Osaka Gas Co., Ltd.	83,600	301
Otsuka Holdings Co., Ltd.	11,200	396
Panasonic Corp.	20,700	210
Rakuten, Inc.	31,800	366
Resona Holdings, Inc.	28,500	138
Rohm Co., Ltd.	5,005	253
Sanrio Co., Ltd. (a)	400	9
Santen Pharmaceutical Co., Ltd.	12,200	201
SBI Holdings, Inc.	12,700	137
Secom Co., Ltd.	7,785	527
Sega Sammy Holdings, Inc.	2,300	21
Seiko Epson Corp.	2,200	34
Sekisui Chemical Co., Ltd.	18,072	236
Sekisui House Ltd.	45,046	757
Seven & I Holdings Co., Ltd.	21,400	976
Shimamura Co., Ltd. (a)	400	47
Shimano, Inc.	3,650	559
Shimizu Corp.	9,000	73
Shin-Etsu Chemical Co., Ltd.	11,393	619
Shionogi & Co., Ltd.	11,700	529
Shiseido Co., Ltd.	11,500	238
Shizuoka Bank Ltd. (The)	18,000	174
SMC Corp.	1,705	442
SoftBank Group Corp.	29,000	1,461
Sojitz Corp.	48,400	101
Sompo Japan Nipponkoa Holdings, Inc.	8,600	281
Sony Corp.	34,193	838
Sumitomo Chemical Co., Ltd.	26,600	153
Sumitomo Corp.	19,400	198
Sumitomo Electric Industries Ltd.	20,400	287
Sumitomo Metal Mining Co., Ltd.	6,300	76
Sumitomo Mitsui Financial Group, Inc.	49,700	1,875
Sumitomo Mitsui Trust Holdings, Inc.	271,167	1,024
Sumitomo Realty & Development Co., Ltd.	11,500	328
Suruga Bank Ltd.	6,000	124
Suzuken Co., Ltd.	2,600	99
Suzuki Motor Corp.	2,900	88
Sysmex Corp.	1,500	96
T&D Holdings, Inc.	16,500	217
Taiheiyo Cement Corp. (a)	21,000	61
Taisei Corp.	28,000	184
Takashimaya Co., Ltd.	10,000	90
Takeda Pharmaceutical Co., Ltd.	22,500	1,120
TDK Corp.	4,052	259
Teijin Ltd.	1,608	5
Terumo Corp.	13,200	409
THK Co., Ltd.	7,500	139
Tobu Railway Co., Ltd.	47,900	236
Toho Co., Ltd.	4,500	125
	Shares	Value (000)
Tohoku Electric Power Co., Inc.	13,400	$168
Tokio Marine Holdings, Inc.	20,720	798
Tokyo Electron Ltd.	4,600	276
Tokyo Gas Co., Ltd.	92,600	435
Tokyu Corp.	32,400	256
Tokyu Fudosan Holdings Corp.	12,200	76
Toppan Printing Co., Ltd.	10,600	98
Toray Industries, Inc. (a)	28,100	261
Toshiba Corp. (a)(b)	100,026	205
TOTO Ltd. (a)	2,000	70
Toyo Suisan Kaisha Ltd.	3,500	122
Toyota Industries Corp.	2,350	126
Toyota Motor Corp.	68,355	4,196
Trend Micro, Inc.	2,900	118
Unicharm Corp. (a)	15,800	322
USS Co., Ltd.	4,100	62
West Japan Railway Co.	1,242	86
Yahoo! Japan Corp. (a)	60,900	248
Yakult Honsha Co., Ltd. (a)	3,000	147
Yamada Denki Co., Ltd. (a)	46,100	199
Yamaha Corp.	4,100	99
Yamaha Motor Co., Ltd.	2,800	63
Yamato Holdings Co., Ltd.	9,835	208
Yaskawa Electric Corp.	8,800	120
		71,545
Korea, Republic of (0.0%)
Nexon Co., Ltd.	6,300	102
Macau (0.0%)
Galaxy Entertainment Group Ltd. (c)	26,000	81
Malta (0.0%)
BGP Holdings PLC (b)(d)(e)	72,261	—
Mexico (0.0%)
Fresnillo PLC	757	8
Netherlands (3.8%)
Aegon N.V.	45,726	258
Akzo Nobel N.V.	6,051	404
Altice N.V., Class A (b)	6,315	90
Altice N.V., Class B (b)	2,105	31
ArcelorMittal (a)	26,631	111
ASML Holding N.V.	15,083	1,344
Boskalis Westminster	120	5
CNH Industrial N.V.	80,161	547
Gemalto N.V.	3,927	235
Heineken N.V.	5,641	482
ING Groep N.V. CVA	130,963	1,763
Koninklijke Ahold N.V.	22,981	485
Koninklijke DSM N.V.	4,004	200
Koninklijke KPN N.V.	104,124	393
Koninklijke Philips N.V.	23,254	591
Randstad Holding N.V.	4,535	282
RELX N.V.	40,700	684

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Netherlands (cont'd)
TNT Express N.V.	22,240	$188
Unilever N.V. CVA	36,840	1,596
Wolters Kluwer N.V.	17,981	603
		10,292
Norway (0.3%)
Akastor ASA (b)	169	—	@
DNB ASA	34,267	422
Norsk Hydro ASA	5,271	20
Orkla ASA	3,033	24
Statoil ASA	4,933	69
Telenor ASA	17,571	292
		827
Portugal (0.1%)
Banco Comercial Portugues SA (a)(b)	318,514	17
Galp Energia SGPS SA	17,189	199
		216
South Africa (0.4%)
Mondi PLC	1,278	25
SABMiller PLC	19,151	1,147
		1,172
Spain (1.8%)
Abertis Infraestructuras SA	6,647	103
ACS Actividades de Construccion y Servicios SA	1,275	37
Aena SA (b)(f)	551	63
Amadeus IT Holding SA, Class A	9,514	419
Banco Bilbao Vizcaya Argentaria SA	96,187	701
Banco de Sabadell SA	108,973	193
Banco Popular Espanol SA	38,795	128
Banco Santander SA	221,338	1,087
Bankia SA (a)	117,502	137
Bankinter SA	5,631	40
CaixaBank SA	52,554	183
Distribuidora Internacional de Alimentacion SA (b)	7,104	42
Endesa SA	14,303	286
Ferrovial SA	3,443	78
Grifols SA	3,855	177
Industria de Diseno Textil SA	8,937	307
International Consolidated Airlines Group SA	1,446	13
International Consolidated Airlines Group SA	10,386	93
Mapfre SA	6,036	15
Red Electrica Corp., SA	4,382	365
Repsol SA	8,569	93
Telefonica SA	23,256	257
Zardoya Otis SA (a)	1,371	16
		4,833
Sweden (3.3%)
Assa Abloy AB, Class B	18,883	395
Electrolux AB, Class B	57,052	1,369
Elekta AB, Class B (a)	7,571	64
Getinge AB, Class B	6,985	182
Hennes & Mauritz AB, Class B	15,347	546
	Shares	Value (000)
Hexagon AB, Class B	8,169	$303
Husqvarna AB, Class B	39,598	261
Investor AB, Class B	23,644	870
Lundin Petroleum AB (b)	3,730	53
Nordea Bank AB	99,641	1,087
Securitas AB, Class B	2,161	33
Skandinaviska Enskilda Banken AB, Class A	48,253	505
Skanska AB, Class B	8,914	172
Svenska Cellulosa AB SCA, Class B	14,723	428
Svenska Handelsbanken AB, Class A	33,204	438
Swedbank AB, Class A	20,888	459
Swedish Match AB	6,810	241
Tele2 AB, Class B	571	6
Telefonaktiebolaget LM Ericsson, Class B	96,108	931
TeliaSonera AB	45,418	226
Volvo AB, Class B	23,482	217
		8,786
Switzerland (8.8%)
ABB Ltd. (Registered) (b)	47,275	839
Actelion Ltd. (Registered) (b)	2,464	339
Adecco SA (Registered) (b)	6,173	424
Baloise Holding AG (Registered)	1,223	155
Cie Financiere Richemont SA (Registered)	7,029	505
Coca-Cola HBC AG (b)	703	15
Credit Suisse Group AG (Registered) (b)	48,659	1,052
Geberit AG (Registered)	1,139	383
Givaudan SA (Registered) (b)	162	291
Julius Baer Group Ltd. (b)	6,421	308
LafargeHolcim Ltd. (Registered) (b)	4,384	222
LafargeHolcim Ltd. (Registered) (b)	9,183	460
Lonza Group AG (Registered) (b)	1,624	264
Nestle SA (Registered)	74,851	5,548
Novartis AG (Registered)	45,848	3,919
Pargesa Holding SA	219	14
Partners Group Holding AG	383	138
Roche Holding AG (Genusschein)	14,001	3,859
Schindler Holding AG	1,032	173
SGS SA (Registered)	18	34
Sonova Holding AG (Registered)	789	100
Swatch Group AG (The)	418	146
Swatch Group AG (The) (Registered)	610	41
Swiss Life Holding AG (Registered) (b)	1,353	363
Swiss Prime Site AG (Registered) (b)	3,137	245
Swisscom AG (Registered)	784	390
Syngenta AG (Registered)	1,228	482
UBS Group AG (Registered)	111,480	2,145
Zurich Insurance Group AG (b)	3,238	826
		23,680
United Kingdom (18.6%)
3i Group PLC	21,345	150
Aberdeen Asset Management PLC	29,452	125
Admiral Group PLC	3,010	73
Aggreko PLC	8,231	111

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
Amec Foster Wheeler PLC	3,418	$22
Anglo American PLC	21,935	97
ARM Holdings PLC	54,794	827
Ashtead Group PLC	1,758	29
Associated British Foods PLC	1,252	62
AstraZeneca PLC	26,712	1,806
Aviva PLC	110,254	833
Babcock International Group PLC	7,896	118
BAE Systems PLC	68,396	503
Barclays PLC	274,234	888
Barratt Developments PLC	36,297	333
BG Group PLC	87,190	1,264
BHP Billiton PLC	33,115	372
BP PLC	323,506	1,686
British American Tobacco PLC	44,092	2,449
British Land Co., PLC REIT	8,518	98
BT Group PLC	239,164	1,653
Bunzl PLC	9,483	262
Burberry Group PLC	7,871	138
Capita PLC	30,694	546
Carnival PLC	5,380	305
Centrica PLC	117,485	377
Cobham PLC	42,073	175
Compass Group PLC	58,107	1,006
Croda International PLC	3,566	159
Diageo PLC	58,105	1,585
Dixons Carphone PLC	3,457	25
easyJet PLC	6,078	156
Experian PLC	29,942	529
G4S PLC	19,755	66
GKN PLC	41,995	191
GlaxoSmithKline PLC	102,980	2,080
Glencore PLC (b)	226,738	302
Hammerson PLC REIT	7,884	70
Hargreaves Lansdown PLC	3,477	77
HSBC Holdings PLC	403,187	3,182
Imperial Tobacco Group PLC	23,988	1,262
Indivior PLC	15,115	42
Inmarsat PLC	1,503	25
InterContinental Hotels Group PLC	9,258	359
Intertek Group PLC	4,557	186
Intu Properties PLC REIT	6,132	29
Investec PLC	8,360	59
ITV PLC	13,445	55
J Sainsbury PLC (a)	34,218	130
Johnson Matthey PLC	5,046	196
Kingfisher PLC	70,934	343
Land Securities Group PLC REIT	7,595	132
Legal & General Group PLC	105,182	415
Lloyds Banking Group PLC	1,857,604	1,999
Lonmin PLC (a)(b)	33	—	@
Marks & Spencer Group PLC	57,529	382
	Shares	Value (000)
Meggitt PLC	16,379	$90
Melrose Industries PLC	3,436	15
Merlin Entertainments PLC (f)	2,476	17
National Grid PLC	31,813	438
Next PLC	4,144	444
Old Mutual PLC	80,048	211
Pearson PLC	28,961	313
Persimmon PLC (b)	10,453	312
Petrofac Ltd.	2,528	30
Prudential PLC	36,827	824
Randgold Resources Ltd.	317	20
Reckitt Benckiser Group PLC	14,238	1,311
RELX PLC	39,645	695
Rexam PLC	17,215	153
Rio Tinto PLC	17,751	517
Rolls-Royce Holdings PLC (b)	37,317	316
Royal Dutch Shell PLC, Class A	94,094	2,114
Royal Dutch Shell PLC, Class B	31,642	722
Royal Mail PLC	2,832	18
RSA Insurance Group PLC	11,896	75
Sage Group PLC (The)	49,860	443
Schroders PLC	2,982	130
Segro PLC REIT	15,809	100
Severn Trent PLC	2,038	65
Shire PLC	12,623	865
Sky PLC	60,175	984
Smith & Nephew PLC	54,791	970
Smiths Group PLC	10,654	147
Sports Direct International PLC (b)	943	8
SSE PLC	8,324	186
Standard Chartered PLC	35,018	290
Standard Life PLC	26,527	152
Tate & Lyle PLC	1,631	14
Taylor Wimpey PLC	118,570	354
Tesco PLC (b)	191,515	421
Travis Perkins PLC	860	25
Unilever PLC	29,339	1,256
United Utilities Group PLC	5,847	81
Vodafone Group PLC	660,948	2,138
Weir Group PLC (The)	4,129	61
Whitbread PLC	6,393	413
William Hill PLC	3,086	18
WM Morrison Supermarkets PLC (a)	7,847	17
Wolseley PLC	6,459	351
WPP PLC	70,847	1,631
		50,099
United States (0.1%)
IMI PLC	938	12
Li & Fung Ltd. (c)	64,000	43
Ryanair Holdings PLC ADR	2,047	177
		232
Total Common Stocks (Cost $241,881)		253,359

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	No. of Rights
Right (0.0%)
Italy (0.0%)
UBI Banca (b) (Cost $—)	22,716	—
	Shares	Value (000)
Short-Term Investments (7.5%)
Securities held as Collateral on Loaned Securities (2.0%)
Investment Company (1.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	4,632,450	$4,632
	Face Amount (000)
Repurchase Agreements (0.3%)
Barclays Capital, Inc., (0.32%, dated 12/31/15, due 1/4/16; proceeds $271; fully collateralized by a U.S. Government obligation; 1.38% due 2/29/20; valued at $276)	$271	271
Merrill Lynch & Co., Inc., (0.31%, dated 12/31/15, due 1/4/16; proceeds $542; fully collateralized by a U.S. Government agency security; 3.50% due 3/20/45; valued at $552)	542	542
		813
Total Securities held as Collateral on Loaned Securities (Cost $5,445)		5,445
	Shares
Investment Company (5.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $14,733)	14,732,739	$14,733
Total Short-Term Investments (Cost $20,178)		20,178
Total Investments (101.4%) (Cost $262,059) Including $5,775 of Securities Loaned (g)(h)(i)		273,537
Liabilities in Excess of Other Assets (–1.4%)		(3,795)
Net Assets (100.0%)		$269,742

(a)  All or a portion of this security was on loan at December 31, 2015.

(b)  Non-income producing security.

(c)  Security trades on the Hong Kong exchange.

(d)  At December 31, 2015, the Portfolio held fair valued securities valued at approximately $8,000, representing less than 0.05% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(e)  Security has been deemed illiquid at December 31, 2015.

(f)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(g)  Securities are available for collateral in connection with open foreign currency forward exchange contracts and futures contracts.

(h)  The approximate fair value and percentage of net assets, $252,709,000 and 93.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(i)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $266,686,000. The aggregate gross unrealized appreciation is approximately $37,845,000 and the aggregate gross unrealized depreciation is approximately $30,994,000 resulting in net unrealized appreciation of approximately $6,851,000.

@  Value is less than $500.

ADR  American Depositary Receipt.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at December 31, 2015:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Bank of New York Mellon	JPY	616,776		$5,073	1/21/16	$(60)
Citibank NA		$6,784	EUR	6,251	1/21/16	11
Citibank NA		$84	GBP	56	1/21/16	(2)
Credit Suisse International	EUR	5,035		$5,506	1/21/16	32
Credit Suisse International		$5,960	AUD	8,327	1/21/16	104
Goldman Sachs International	JPY	23,846		$196	1/21/16	(2)
Northern Trust Company	JPY	175,426		$1,443	1/21/16	(17)
State Street Bank and Trust Co.	CHF	896		$904	1/21/16	9
State Street Bank and Trust Co.		$863	AUD	1,206	1/21/16	15
State Street Bank and Trust Co.		$1,904	CHF	1,882	1/21/16	(24)
State Street Bank and Trust Co.		$602	GBP	400	1/21/16	(12)
						$54

Futures Contracts:

The Portfolio had the following futures contracts open at December 31, 2015:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
Dax Index (Germany)	26	$7,609	Mar-16	$259
FTSE MIB Index (Italy)	38	4,428	Mar-16	48
Hang Seng Index (Hong Kong)	8	1,131	Jan-16	(2)
IBEX 35 Index (Spain)	31	3,209	Jan-16	(44)
				$261

AUD  —  Australian Dollar

CHF  —  Swiss Franc

EUR  —  Euro

GBP  —  British Pound

JPY  —  Japanese Yen

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	72.8%
Banks	11.9
Pharmaceuticals	9.8
Short-Term Investment	5.5
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2015.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long futures contracts with an underlying face amount of approximately $16,377,000 with net unrealized appreciation of approximately $261,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $54,000.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Active International Allocation Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $241,003)	$253,224
Investments in Securities of Affiliated Issuers, at Value (Cost $21,056)	20,313
Total Investments in Securities, at Value (Cost $262,059)	273,537
Foreign Currency, at Value (Cost $491)	496
Cash	200
Receivable for Variation Margin on Futures Contracts	1,554
Tax Reclaim Receivable	380
Dividends Receivable	215
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	171
Receivable for Portfolio Shares Sold	149
Receivable for Investments Sold	10
Receivable from Affiliate	4
Other Assets	47
Total Assets	276,763
Liabilities:
Collateral on Securities Loaned, at Value	5,829
Payable for Advisory Fees	398
Payable for Portfolio Shares Redeemed	366
Payable for Sub Transfer Agency Fees — Class I	81
Payable for Sub Transfer Agency Fees — Class A	44
Payable for Sub Transfer Agency Fees — Class L	8
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	117
Payable for Custodian Fees	44
Payable for Administration Fees	19
Payable for Directors' Fees and Expenses	19
Payable for Shareholder Services Fees — Class A	14
Payable for Distribution and Shareholder Services Fees — Class L	5
Payable for Distribution and Shareholder Services Fees — Class C	— @
Payable for Professional Fees	18
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	3
Payable for Transfer Agency Fees — Class L	1
Other Liabilities	53
Total Liabilities	7,021
Net Assets	$269,742
Net Assets Consist Of:
Paid-in-Capital	$314,501
Distributions in Excess of Net Investment Income	(883)
Accumulated Net Realized Loss	(55,639)
Unrealized Appreciation (Depreciation) on:
Investments	12,221
Investments in Affiliates	(743)
Futures Contracts	261
Foreign Currency Forward Exchange Contracts	54
Foreign Currency Translations	(30)
Net Assets	$269,742
The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Active International Allocation Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2015 (000)
CLASS I:
Net Assets	$197,733
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	16,212,143
Net Asset Value, Offering and Redemption Price Per Share	$12.20
CLASS A:
Net Assets	$64,482
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,172,860
Net Asset Value, Redemption Price Per Share	$12.47
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.69
Maximum Offering Price Per Share	$13.16
CLASS L:
Net Assets	$7,495
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	603,975
Net Asset Value, Offering and Redemption Price Per Share	$12.41
CLASS C:
Net Assets	$32
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,587
Net Asset Value, Offering and Redemption Price Per Share	$12.38
(1) Including: Securities on Loan, at Value:	$5,775

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Active International Allocation Portfolio

Statement of Operations	Year Ended December 31, 2015 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $634 of Foreign Taxes Withheld)	$7,412
Income from Securities Loaned — Net	169
Dividends from Securities of Affiliated Issuers (Net of $2 of Foreign Taxes Withheld) (Note G)	62
Interest from Securities of Unaffiliated Issuers	3
Total Investment Income	7,646
Expenses:
Advisory Fees (Note B)	1,946
Shareholder Services Fees — Class A (Note D)	180
Distribution and Shareholder Services Fees — Class L (Note D)	62
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Administration Fees (Note C)	239
Sub Transfer Agency Fees — Class I	75
Sub Transfer Agency Fees — Class A	90
Sub Transfer Agency Fees — Class L	16
Custodian Fees (Note F)	179
Professional Fees	85
Shareholder Reporting Fees	64
Pricing Fees	53
Registration Fees	47
Transfer Agency Fees — Class I (Note E)	9
Transfer Agency Fees — Class A (Note E)	14
Transfer Agency Fees — Class L (Note E)	4
Transfer Agency Fees — Class C (Note E)	1
Directors' Fees and Expenses	8
Other Expenses	24
Total Expenses	3,096
Reimbursement of Class Specific Expenses — Class I (Note B)	(47)
Reimbursement of Class Specific Expenses — Class A (Note B)	(20)
Reimbursement of Class Specific Expenses — Class L (Note B)	(10)
Reimbursement of Class Specific Expenses — Class C (Note B)	(— @)
Rebate from Morgan Stanley Affiliate (Note G)	(24)
Net Expenses	2,995
Net Investment Income	4,651
Realized Gain (Loss):
Investments Sold	(3,922)
Foreign Currency Forward Exchange Contracts	(2,866)
Foreign Currency Transactions	(310)
Futures Contracts	2,520
Net Realized Loss	(4,578)
Change in Unrealized Appreciation (Depreciation):
Investments	(3,510)
Investments in Affiliates	109
Foreign Currency Forward Exchange Contracts	150
Foreign Currency Translations	58
Futures Contracts	(547)
Net Change in Unrealized Appreciation (Depreciation)	(3,740)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(8,318)
Net Decrease in Net Assets Resulting from Operations	$(3,667)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Active International Allocation Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$4,651	$8,206
Net Realized Loss	(4,578)	(8,464)
Net Change in Unrealized Appreciation (Depreciation)	(3,740)	(20,813)
Net Decrease in Net Assets Resulting from Operations	(3,667)	(21,071)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,928)	(6,048)
Class A:
Net Investment Income	(382)	(1,668)
Class L:
Net Investment Income	(13)	(153)
Class C:
Net Investment Income	(— @)	—
Total Distributions	(2,323)	(7,869)
Capital Share Transactions:(1)
Class I:
Subscribed	5,523	13,277
Distributions Reinvested	1,915	6,009
Redeemed	(24,777)	(39,288)
Class A:
Subscribed	4,676	4,264
Distributions Reinvested	375	1,634
Redeemed	(11,059)	(17,601)
Class L:
Subscribed	105	30
Distributions Reinvested	13	150
Redeemed	(1,086)	(1,082)
Class C:
Subscribed	36 *	—
Distributions Reinvested	— @*	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(24,279)	(32,607)
Redemption Fees	— @	— @
Total Decrease in Net Assets	(30,269)	(61,547)
Net Assets:
Beginning of Period	300,011	361,558
End of Period (Including Distributions in Excess of Net Investment Income of $(883) and $(80))	$269,742	$300,011

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Active International Allocation Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	428	980
Shares Issued on Distributions Reinvested	154	484
Shares Redeemed	(1,906)	(2,888)
Net Decrease in Class I Shares Outstanding	(1,324)	(1,424)
Class A:
Shares Subscribed	352	309
Shares Issued on Distributions Reinvested	29	128
Shares Redeemed	(834)	(1,270)
Net Decrease in Class A Shares Outstanding	(453)	(833)
Class L:
Shares Subscribed	8	2
Shares Issued on Distributions Reinvested	1	12
Shares Redeemed	(81)	(79)
Net Decrease in Class L Shares Outstanding	(72)	(65)
Class C:
Shares Subscribed	3 *	—
Shares Issued on Distributions Reinvested	— @@*	—
Net Increase in Class C Shares Outstanding	3	—

*  For the period April 30, 2015 through December 31, 2015.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Active International Allocation Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.52	$13.75	$11.65	$10.07	$12.06
Income (Loss) from Investment Operations:
Net Investment Income†	0.22	0.34	0.22	0.23	0.27
Net Realized and Unrealized Gain (Loss)	(0.42)	(1.22)	2.25	1.51	(2.03)
Total from Investment Operations	(0.20)	(0.88)	2.47	1.74	(1.76)
Distributions from and/or in Excess of:
Net Investment Income	(0.12)	(0.35)	(0.37)	(0.16)	(0.23)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$12.20	$12.52	$13.75	$11.65	$10.07
Total Return++	(1.63)%	(6.37)%	21.38%	17.30%	(14.56)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$197,733	$219,467	$260,614	$251,657	$302,048
Ratio of Expenses to Average Net Assets (1)	0.89%+	0.88%+	0.83%+	0.89%+	0.84%+^
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	0.88%+	N/A	0.84%+^
Ratio of Net Investment Income to Average Net Assets (1)	1.66%+	2.53%+	1.71%+	2.12%+	2.33%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.02%	0.02%	0.01%	0.01%
Portfolio Turnover Rate	30%	32%	36%	27%	26%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.92%	0.99%	0.99%	0.98%	0.95%
Net Investment Income to Average Net Assets	1.63%	2.42%	1.55%	2.03%	2.22%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective July 1, 2011, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.90% for Class I shares. Prior to July 1, 2011, the maximum ratio was 0.80% for Class I shares.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Active International Allocation Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013		2012	2011
Net Asset Value, Beginning of Period	$12.79	$14.03	$11.89		$10.27	$12.28
Income (Loss) from Investment Operations:
Net Investment Income†	0.17	0.30	0.11		0.20	0.25
Net Realized and Unrealized Gain (Loss)	(0.42)	(1.24)	2.36		1.55	(2.07)
Total from Investment Operations	(0.25)	(0.94)	2.47		1.75	(1.82)
Distributions from and/or in Excess of:
Net Investment Income	(0.07)	(0.30)	(0.33)		(0.13)	(0.19)
Redemption Fees	0.00 ‡	0.00 ‡	0.00	‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$12.47	$12.79	$14.03		$11.89	$10.27
Total Return++	(1.95)%	(6.70)%	20.94%		17.05%	(14.75)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$64,482	$71,938	$90,599		$8,608	$10,387
Ratio of Expenses to Average Net Assets (1)	1.24%+	1.23%+	1.09	%+^^	1.14%+	1.09%+^
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	1.21	%+^^	N/A	1.09%+^
Ratio of Net Investment Income to Average Net Assets (1)	1.31%+	2.18%+	0.84	%+	1.80%+	2.08%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.02%	0.02%		0.01%	0.01%
Portfolio Turnover Rate	30%	32%	36%		27%	26%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.28%	1.31%+	1.25	%+	1.23%	1.20%
Net Investment Income to Average Net Assets	1.27%	2.10%+	0.68	%+	1.71%	1.97%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.15% for Class A shares.

^  Effective July 1, 2011, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.15% for Class A shares. Prior to July 1, 2011, the maximum ratio was 1.05% for Class A shares.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Active International Allocation Portfolio

	Class L
	Year Ended December 31,				Period from June 14, 2012^ to
Selected Per Share Data and Ratios	2015	2014	2013		December 31, 2012
Net Asset Value, Beginning of Period	$12.74	$13.97	$11.84		$10.09
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.11	0.23	0.12		(0.02)
Net Realized and Unrealized Gain (Loss)	(0.42)	(1.23)	2.27		1.91
Total from Investment Operations	(0.31)	(1.00)	2.39		1.89
Distributions from and/or in Excess of:
Net Investment Income	(0.02)	(0.23)	(0.26)		(0.14)
Redemption Fees	0.00 ‡	0.00 ‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$12.41	$12.74	$13.97		$11.84
Total Return++	(2.44)%	(7.17)%	20.34%		18.80	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,495	$8,606	$10,345		$10,246
Ratio of Expenses to Average Net Assets (1)	1.74%+	1.73%+	1.61	%+^^	1.63	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	1.66	%+^^	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.82%+	1.68%+	0.94	%+	(0.33	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.02%	0.02%		0.02	%*
Portfolio Turnover Rate	30%	32%	36%		27	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.87%	1.87%	1.76%		1.79	%*
Net Investment Income (Loss) to Average Net Assets	0.69%	1.54%	0.79%		(0.49	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.75% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.65% for Class L shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Active International Allocation Portfolio

	Class C
Selected Per Share Data and Ratios	Period from April 30, 2015^ to December 31, 2015
Net Asset Value, Beginning of Period	$13.94
Loss from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Loss	(1.53)
Total from Investment Operations	(1.53)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)
Redemption Fees	0.00	‡
Net Asset Value, End of Period	$12.38
Total Return++	(10.96	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$32
Ratios of Expenses to Average Net Assets (1)	1.99	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.04	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	30%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	4.26	%*
Net Investment Loss to Average Net Assets	(2.31	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Active International Allocation Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by Morgan Stanley Investment Management Inc. (the "Adviser"), in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

The Portfolio offers four classes of shares — Class I, Class A, Class L and Class C. On April 30, 2015, the Portfolio commenced offering Class C shares and suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Aerospace & Defense	$—	$2,557	$—		$2,557
Air Freight & Logistics	—	878	—		878
Airlines	177	696	—		873
Auto Components	—	3,603	—		3,603
Automobiles	—	8,855	—		8,855
Banks	—	31,815	—		31,815
Beverages	—	6,749	—		6,749
Biotechnology	—	1,120	—		1,120
Building Products	—	2,156	—		2,156
Capital Markets	—	6,166	—		6,166
Chemicals	—	6,228	—		6,228
Commercial Services & Supplies	—	1,728	—		1,728
Communications Equipment	465	2,147	—		2,612
Construction & Engineering	—	2,372	—		2,372
Construction Materials	—	2,216	—		2,216
Consumer Finance	—	192	—		192
Containers & Packaging	—	377	—		377
Diversified Consumer Services	—	51	—		51
Diversified Financial Services	—	3,478	—	†	3,478	†

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Diversified Telecommunication Services	$—	$7,915	$—	$7,915
Electric Utilities	—	2,066	—	2,066
Electrical Equipment	—	3,811	—	3,811
Electronic Equipment, Instruments & Components	—	4,522	—	4,522
Energy Equipment & Services	—	81	—	81
Food & Staples Retailing	—	4,461	—	4,461
Food Products	—	7,751	—	7,751
Gas Utilities	—	960	—	960
Health Care Equipment & Supplies	—	3,040	—	3,040
Health Care Providers & Services	—	941	—	941
Hotels, Restaurants & Leisure	—	3,537	—	3,537
Household Durables	—	4,980	—	4,980
Household Products	—	2,405	—	2,405
Industrial Conglomerates	—	2,669	—	2,669
Information Technology Services	—	1,845	—	1,845
Insurance	—	12,126	—	12,126
Internet & Catalog Retail	—	366	—	366
Internet Software & Services	—	941	—	941
Leisure Products	—	795	—	795
Life Sciences Tools & Services	—	554	—	554
Machinery	—	5,558	—	5,558
Marine	—	990	—	990
Media	—	7,718	—	7,718
Metals & Mining	—	2,893	—	2,893
Multi-line Retail	—	1,554	—	1,554
Multi-Utilities	—	2,882	—	2,882
Oil, Gas & Consumable Fuels	—	8,747	—	8,747
Paper & Forest Products	—	720	—	720
Personal Products	—	5,328	—	5,328
Pharmaceuticals	—	26,240	8	26,248
Professional Services	—	2,001	—	2,001
Real Estate Investment Trusts (REITs)	—	4,413	—	4,413
Real Estate Management & Development	—	3,953	—	3,953
Road & Rail	—	3,942	—	3,942
Semiconductors & Semiconductor Equipment	—	3,608	—	3,608
Software	—	3,376	—	3,376
Specialty Retail	—	2,446	—	2,446
Tech Hardware, Storage & Peripherals	—	1,793	—	1,793
Textiles, Apparel & Luxury Goods	—	2,878	—	2,878
Tobacco	—	5,226	—	5,226
Trading Companies & Distributors	—	1,928	—	1,928
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Transportation Infrastructure	$—	$874		$—		$874
Water Utilities	—	146		—		146
Wireless Telecommunication Services	—	4,345		—		4,345
Total Common Stocks	642	252,709		8	†	253,359	†
Right	—	—	†	—		—	†
Short-Term Investments
Investment Companies	19,365	—		—		19,365
Repurchase Agreements	—	813		—		813
Total Short-Term Investments	19,365	813		—		20,178
Foreign Currency Forward Exchange Contracts	—	171		—		171
Futures Contracts	307	—		—		307
Total Assets	20,314	253,693	†	8	†	274,015	†
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(117)		—		(117)
Futures Contracts	(46)	—		—		(46)
Total Liabilities	(46)	(117)		—		(163)
Total	$20,268	$253,576	†	$8	†	$273,852	†

†  Includes one or more securities which are valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2015, securities with a total value of approximately $2,187,000 transferred from Level 1 to Level 2. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification. As of December 31, 2015, a security with a total value of approximately $465,000 transferred from Level 2 to Level 1. The security that was valued using other significant observable inputs at December 31, 2014 was valued using unadjusted quoted prices at December 31, 2015. As of December 31, 2015, a security with a total value of approximately $8,000 transferred from Level 2 to Level 3. The security that was valued using other significant observable inputs at December 31, 2014 was valued using significant unobservable inputs at December 31, 2015.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	8
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$8	†
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2015	$—

†  Includes one or more securities which are valued at zero.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2015. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at December 31, 2015 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Pharmaceuticals
Common Stock	$8	Market Transaction Method	Precedent Transaction	$0.23		$0.23		$0.23		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.5%		16.5%		16.5%		Decrease
			Long-Term Growth Rate	2.0%		3.0%		2.5%		Increase
		Market Comparable Companies	Enterprise Value/ EBITDA	11.5	x	15.8	x	11.5	x	Increase
			Discount for Lack of Marketability/Company Specific Risk	30.0%		30.0%		30.0%		Decrease

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with which the Portfolio has open positions in the futures contract.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2015.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$171
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	307	(a)
Total			$478
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(117)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	(46	)(a)
Total			$(163)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2015 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(2,866)
Equity Risk	Futures Contracts	2,520
	Total	$(346)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$150
Equity Risk	Futures Contracts	(547)
	Total	$(397)

At December 31, 2015, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$171	$(117)

(b) Excludes exchange traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Citibank NA	$11	$(2)	$—	$9
Credit Suisse International	136	—	—	136
State Street Bank and Trust Co.	24	(24)	—	0
Total	$171	$(26)	$—	$145
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Bank of New York Mellon	$60	$—	$—	$60
Citibank NA	2	(2)	—	0
Goldman Sachs International	2	—	—	2
Northern Trust Company	17	—	—	17
State Street Bank and Trust Co.	36	(24)	—	12
Total	$117	$(26)	$—	$91

For the year ended December 31, 2015, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$69,545,000
Futures Contracts:
Average monthly original value	$52,034,000

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$5,775	(d)	$—	$(5,775	)(e)(f)	$0

(d) Represents market value of loaned securities at period end.

(e) The Portfolio received cash collateral of approximately $5,829,000, of which approximately $5,445,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2015, there was uninvested cash of approximately $384,000, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $247,000 in the form of U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(f) The actual collateral received is greater than the amount shown here due to overcollateralization.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures". ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous (000)	Between <30 days (000)	30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$5,829	$—	$—	$—	$5,829
Total Borrowings	$5,829	$—	$—	$—	$5,829
Gross amount of recognized liabilities for securities lending transactions					$5,829

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

6.  Redemption Fees: The Portfolio will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares and Class C shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.65%	0.60%

For the year ended December 31, 2015, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.64% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I shares, 1.25% for Class A shares, 1.75% for Class L shares and 2.00% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2015, approximately $77,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $80,884,000 and $89,654,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2015, advisory fees paid were reduced by approximately $24,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2015 (000)
$34,576	$85,496	$100,707	$41	$19,365

The Portfolio had transactions with Mitsubishi UFJ Financial Group, Inc. and its affiliated broker-dealers, which may be deemed affiliates of the Adviser/Administrator and Distributor under Section 17 the Act.

A summary of the Portfolio's transactions in shares of the Mitsubishi UFJ Financial Group, Inc. during the year ended December 31, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain (000)	Dividend Income (000)	Value December 31, 2015 (000)
$839	$—	$—	$—	$21	$948

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,323	$—	$7,870	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in-Capital (000)
$(3,131)	$3,131	$—

At December 31, 2015, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2015, the Portfolio had available for Federal income tax purposes unused long-term capital losses of approximately $10,070,000 that do not have an expiration date.

In addition, at December 31, 2015, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

Amount (000)	Expiration*
$7,834	December 31, 2016
33,505	December 31, 2017

* Includes capital losses acquired from Morgan Stanley International Fund that may be subject to limitation under IRC Section 382 in future years.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2015, the Portfolio deferred to January 1, 2016 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$157	$—

I. Other: At December 31, 2015, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 85.5%.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Active International Allocation Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Active International Allocation Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Active International Allocation Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2016

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2015. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $2,633,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $310,000 and has derived net income from sources within foreign countries amounting to approximately $7,900,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

40

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

41

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

42

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

43

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

44

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

45

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2016 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIAIAANN
1409714 EXP. 02.28.17

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

U.S. Real Estate Portfolio

Annual Report

December 31, 2015

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	26
Federal Tax Notice	27
U.S. Privacy Policy	28
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in U.S. Real Estate Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2016

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Expense Example (unaudited)

U.S. Real Estate Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
U.S. Real Estate Portfolio Class I	$1,000.00	$1,083.60	$1,020.21	$5.20	$5.04	0.99%
U.S. Real Estate Portfolio Class A	1,000.00	1,082.10	1,019.00	6.46	6.26	1.23
U.S. Real Estate Portfolio Class L	1,000.00	1,079.10	1,015.93	9.64	9.35	1.84
U.S. Real Estate Portfolio Class C	1,000.00	1,077.20	1,014.62	10.99	10.66	2.10
U.S. Real Estate Portfolio Class IS	1,000.00	1,083.70	1,020.62	4.78	4.63	0.91

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited)

U.S. Real Estate Portfolio

The Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

Performance

For the year ended December 31, 2015, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 2.27%, net of fees. The Portfolio's Class I shares underperformed the Portfolio benchmark, the FTSE NAREIT Equity REITs Index (the "Index"), which returned 3.20%, and outperformed the S&P 500® Index, which returned 1.38%.

Factors Affecting Performance

•  The real estate investment trust (REIT) market gained 3.20% in the 12-month period ending December 31, 2015, as measured by the Index. Property stocks have been largely influenced by transactional evidence in the private markets of strong investor demand for core assets at valuations that demonstrate the acceptance of low expected returns. Share prices also appeared to fluctuate alongside various macro concerns including expectations for higher interest rates going forward and global economic growth concerns, with a particular focus on China's economic slowdown. REITs outperformed the broader equity market during the year, as property stocks in the U.S. gained on continued improvements in underlying property fundamentals and continued evidence of strong asset valuations in the underlying real estate markets.

•  Among the major sectors, the apartment and retail sectors modestly outperformed the Index. Apartment companies outperformed as investors appeared to continue to be impressed with favorable operating fundamentals and a plateauing of the supply pipeline. The retail sector outperformed as the owners of shopping centers outperformed, while the mall owners underperformed the Index. Mall stocks appeared to face negative sentiment due to surprisingly weak sales at a number of the large department store retailers. The office sector underperformed the Index. Within the office sector, companies with exposure to central business district (CBD) markets outperformed, while the secondary CBD/suburban companies underperformed the Index. The health care REITs significantly underperformed the Index. This appeared primarily to be due to investor concerns that increased supply in the senior housing sector may result in slower cash flow growth for a sector that is already priced at a premium valuation. Concerns with regard to the performance of the health care facility operators also led to concerns with regard to their net lease assets. Among the smaller sectors, the storage stocks posted the best performance due to very strong operating fundamentals, and the data centers posted comparable returns due to investor enthusiasm for the technology-driven demand drivers for this business. The industrial and net lease sectors underperformed the Index. The hotel sector was a significant underperformer. Negative investor sentiment intensified due to weaker earnings and disappointment with regard to the pricing of the sale of Starwood Hotels, despite continued evidence of strong pricing of hotels assets in the private market.

•  The Portfolio underperformed the Index for the period. Bottom-up stock selection and top-down sector allocation both detracted from relative performance. From a bottom-up perspective, the Portfolio achieved favorable relative stock selection in the net lease and shopping center sectors. This was offset by the negative impact of stock selection in the hotel and apartment sectors. From a top-down perspective, the underweight to the diversified and health care sectors, and overweight to the apartment sector contributed to relative performance. This was more than offset by the overweight to the hotel sector and underweight to the data centers sector, which detracted from performance.

Management Strategies

•  We have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices we believe provide real estate exposure at the best valuation relative to their underlying asset values. We continue to focus on relative implied valuations as a key metric. Our company-specific research leads us to an overweighting in the Portfolio to a group of companies that are focused in the ownership of CBD office assets, high-quality malls, upscale hotels, apartments, and a number of out-of-favor companies and an underweighting to companies concentrated in the ownership of health care and net lease assets.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

•  Our outlook for the REIT market is based on two key factors: private market pricing for underlying real estate assets and public market pricing for the securities. The REIT sector gained 7.3% in the fourth quarter and 3.2% for the full year, as measured by the Index. With asset values for high-quality assets having fully recovered and now, on average, approximately 20% in excess of their all-time peak levels achieved in 2007, the overall REIT market ended the year at par to net asset values (NAVs), their underlying private real estate value.(i) We see attractive value in many of the property sectors with hotels, CBD office and malls trading at the widest discounts to NAVs. However, there is a disparity in valuations with most property sectors at discounts to NAVs but finance-company/dividend-oriented stocks (health care, net lease) and storage sector trading at significant premiums to NAVs.

(i)  Source: Morgan Stanley Investment Management and Green Street Advisors, Inc., as of ending date December 31, 2015

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the FTSE NAREIT Equity REITs Index(1), the S&P 500® Index(2), and the Lipper Real Estate Funds Average(3)

	Period Ended December 31, 2015 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Portfolio — Class I Shares w/o sales charges(5)	2.27%	10.95%	7.33%	12.62%
Portfolio — Class A Shares w/o sales charges(6)	2.01	10.64	7.04	11.77
Portfolio — Class A Shares with maximum 5.25% sales charges(6)	–3.34	9.45	6.47	11.47
Portfolio — Class L Shares w/o sales charges(7)	1.44	—	—	11.37
Portfolio — Class C Shares w/o sales charges(9)	—	—	—	2.70
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(9)	—	—	—	1.82
Portfolio — Class IS Shares w/o sales charges(8)	2.36	—	—	13.69
FTSE NAREIT Equity REITs Index	3.20	11.96	7.41	11.17
S&P 500® Index	1.38	12.57	7.31	9.17
Lipper Real Estate Funds Average	2.17	11.03	6.61	N/A

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index is free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems. Effective December 20, 2010, the FTSE NAREIT Equity REITs Index will not include "Timber REITs" The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Real Estate Funds Average tracks the performance of all funds in the Lipper Real Estate Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Portfolio is in the Lipper Real Estate Funds classification.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

(4)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on February 24, 1995.

(6)  Commenced offering on January 2, 1996.

(7)  Commenced offering on November 11, 2011.

(8)  Commenced offering on September 13, 2013.

(9)  Commenced offering on April 30, 2015.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments

U.S. Real Estate Portfolio

	Shares	Value (000)
Common Stocks (98.7%)
Apartments (18.5%)
Apartment Investment & Management Co., Class A REIT	159,226	$6,374
AvalonBay Communities, Inc. REIT	231,558	42,636
Camden Property Trust REIT	349,544	26,831
Equity Residential REIT	908,285	74,107
Essex Property Trust, Inc. REIT	36,548	8,750
		158,698
Data Centers (0.3%)
QTS Realty Trust, Inc., Class A REIT	52,841	2,384
Diversified (7.1%)
Lexington Realty Trust REIT	37,260	298
RMR Group, Inc. (The) (a)	4,363	63
Vornado Realty Trust REIT	608,976	60,873
		61,234
Health Care (6.1%)
Healthcare Realty Trust, Inc. REIT	172,584	4,888
Senior Housing Properties Trust REIT	380,811	5,651
Ventas, Inc. REIT	405,145	22,862
Welltower, Inc. REIT	286,074	19,462
		52,863
Industrial (4.8%)
Cabot Industrial Value Fund II, LP REIT (a)(b)(c)(d)	14,000	7,891
Duke Realty Corp. REIT	226,425	4,759
Exeter Industrial Value Fund, LP REIT (a)(b)(c)(d)	7,905,000	2,561
Liberty Property Trust REIT	191,930	5,959
ProLogis, Inc. REIT	391,199	16,790
Rexford Industrial Realty, Inc. REIT	184,137	3,013
		40,973
Lodging/Resorts (11.5%)
Chesapeake Lodging Trust REIT	396,900	9,986
Hilton Worldwide Holdings, Inc.	798,240	17,082
Host Hotels & Resorts, Inc. REIT	3,094,149	47,464
La Quinta Holdings, Inc. (a)	113,500	1,545
LaSalle Hotel Properties REIT	435,003	10,945
Starwood Hotels & Resorts Worldwide, Inc.	115,217	7,982
Xenia Hotels & Resorts, Inc. REIT	241,479	3,702
		98,706
Manufactured Homes (0.7%)
Equity Lifestyle Properties, Inc. REIT	90,676	6,045
Office (12.2%)
Boston Properties, Inc. REIT	371,113	47,332
BRCP REIT I, LP (a)(b)(c)(d)	6,101,396	384
BRCP REIT II, LP (a)(b)(c)(d)	8,363,574	4,868
Corporate Office Properties Trust REIT	210,630	4,598
Cousins Properties, Inc. REIT	921,105	8,686
Douglas Emmett, Inc. REIT	482,420	15,042
	Shares	Value (000)
Hudson Pacific Properties, Inc. REIT	530,376	$14,925
Mack-Cali Realty Corp. REIT	196,634	4,591
Paramount Group, Inc. REIT	220,713	3,995
		104,421
Regional Malls (18.2%)
General Growth Properties, Inc. REIT	1,134,425	30,868
Macerich Co. (The) REIT	30,126	2,431
Simon Property Group, Inc. REIT	585,977	113,937
WP GLIMCHER, Inc. REIT	850,650	9,025
		156,261
Retail Free Standing (2.9%)
National Retail Properties, Inc. REIT	254,441	10,191
Realty Income Corp. REIT	67,350	3,477
Spirit Realty Capital, Inc. REIT	160,060	1,604
STORE Capital Corp. REIT	429,541	9,965
		25,237
Self Storage (6.8%)
CubeSmart REIT	107,179	3,282
Public Storage REIT	194,221	48,108
Sovran Self Storage, Inc. REIT	64,808	6,955
		58,345
Shopping Centers (9.6%)
Acadia Realty Trust REIT	40,547	1,344
Brixmor Property Group, Inc. REIT	85,090	2,197
DDR Corp. REIT	261,726	4,408
Federal Realty Investment Trust REIT	19,475	2,845
Kimco Realty Corp. REIT	877,754	23,225
Regency Centers Corp. REIT	447,593	30,490
Tanger Factory Outlet Centers, Inc. REIT	558,639	18,268
		82,777
Total Common Stocks (Cost $603,960)		847,944
Short-Term Investment (1.5%)
Investment Company (1.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $12,619)	12,618,888	12,619
Total Investments (100.2%) (Cost $616,579) (e)		860,563
Liabilities in Excess of Other Assets (–0.2%)		(1,348)
Net Assets (100.0%)		$859,215

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at December 31, 2015.

(c)  At December 31, 2015, the Portfolio held fair valued securities valued at approximately $15,704,000, representing 1.8% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

U.S. Real Estate Portfolio

(d)  Restricted security valued at fair value and not registered under the Securities Act of 1933. BRCP REIT I, LP was acquired between 5/03 - 5/08 and has a current cost basis of approximately $45,000. BRCP REIT II, LP was acquired between 10/06 - 4/11 and has a current cost basis of approximately $7,769,000. Cabot Industrial Value Fund II, LP was acquired between 11/05 - 2/10 and has a current cost basis of approximately $7,000,000. Exeter Industrial Value Fund, LP was acquired between 11/07 - 4/11 and has a current cost basis of approximately $372,000. At December 31, 2015, these securities had an aggregate market value of approximately $15,704,000, representing 1.8% of net assets.

(e)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $618,871,000. The aggregate gross unrealized appreciation is approximately $263,538,000 and the aggregate gross unrealized depreciation is approximately $21,846,000 resulting in net unrealized appreciation of approximately $241,692,000.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Apartments	18.4%
Regional Malls	18.2
Office	12.1
Lodging/Resorts	11.5
Other*	10.1
Shopping Centers	9.6
Diversified	7.1
Self Storage	6.8
Health Care	6.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $603,960)	$847,944
Investment in Security of Affiliated Issuer, at Value (Cost $12,619)	12,619
Total Investments in Securities, at Value (Cost $616,579)	860,563
Foreign Currency, at Value (Cost $1)	—	@
Dividends Receivable	4,099
Receivable for Investments Sold	2,744
Receivable for Portfolio Shares Sold	921
Receivable from Affiliate	1
Other Assets	92
Total Assets	868,420
Liabilities:
Payable for Portfolio Shares Redeemed	4,739
Payable for Investments Purchased	2,405
Payable for Advisory Fees	1,719
Payable for Sub Transfer Agency Fees — Class I	95
Payable for Sub Transfer Agency Fees — Class A	26
Payable for Sub Transfer Agency Fees — Class L	2
Payable for Administration Fees	59
Payable for Directors' Fees and Expenses	22
Payable for Shareholder Services Fees — Class A	19
Payable for Distribution and Shareholder Services Fees — Class L	3
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Professional Fees	19
Payable for Custodian Fees	14
Payable for Transfer Agency Fees — Class I	6
Payable for Transfer Agency Fees — Class A	3
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Other Liabilities	74
Total Liabilities	9,205
Net Assets	$859,215
Net Assets Consist Of:
Paid-in-Capital	$598,720
Accumulated Undistributed Net Investment Income	4,521
Accumulated Net Realized Gain	11,990
Unrealized Appreciation (Depreciation) on:
Investments	243,984
Foreign Currency Translations	(—	@)
Net Assets	$859,215

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Real Estate Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2015 (000)
CLASS I:
Net Assets	$625,999
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	35,050,634
Net Asset Value, Offering and Redemption Price Per Share	$17.86
CLASS A:
Net Assets	$87,462
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,021,011
Net Asset Value, Redemption Price Per Share	$17.42
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.97
Maximum Offering Price Per Share	$18.39
CLASS L:
Net Assets	$3,993
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	229,389
Net Asset Value, Offering and Redemption Price Per Share	$17.41
CLASS C:
Net Assets	$91
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,259
Net Asset Value, Offering and Redemption Price Per Share	$17.36
CLASS IS:
Net Assets	$141,670
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	7,931,209
Net Asset Value, Offering and Redemption Price Per Share	$17.86

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2015 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$25,220
Dividends from Security of Affiliated Issuer (Note G)	2
Total Investment Income	25,222
Expenses:
Advisory Fees (Note B)	7,439
Administration Fees (Note C)	768
Sub Transfer Agency Fees — Class I	541
Sub Transfer Agency Fees — Class A	119
Sub Transfer Agency Fees — Class L	5
Shareholder Services Fees — Class A (Note D)	248
Distribution and Shareholder Services Fees — Class L (Note D)	34
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Shareholder Reporting Fees	123
Registration Fees	88
Professional Fees	82
Custodian Fees (Note F)	58
Transfer Agency Fees — Class I (Note E)	30
Transfer Agency Fees — Class A (Note E)	13
Transfer Agency Fees — Class L (Note E)	3
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Directors' Fees and Expenses	24
Pricing Fees	4
Other Expenses	24
Expenses Before Non Operating Expenses	9,605
Investment Related Expenses	28
Total Expenses	9,633
Rebate from Morgan Stanley Affiliate (Note G)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(— @)
Net Expenses	9,630
Net Investment Income	15,592
Realized Gain:
Investments Sold	113,715
Change in Unrealized Appreciation (Depreciation):
Investments	(109,098)
Foreign Currency Translations	(— @)
Net Change in Unrealized Appreciation (Depreciation)	(109,098)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	4,617
Net Increase in Net Assets Resulting from Operations	$20,209

@  Amount is less than $500.
The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$15,592	$18,544
Net Realized Gain	113,715	56,530
Net Change in Unrealized Appreciation (Depreciation)	(109,098)	190,135
Net Increase in Net Assets Resulting from Operations	20,209	265,209
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(8,675)	(15,986)
Net Realized Gain	(89,446)	(33,514)
Class A:
Net Investment Income	(982)	(1,569)
Net Realized Gain	(13,045)	(3,982)
Class L:
Net Investment Income	(20)	(45)
Net Realized Gain	(586)	(176)
Class C:
Net Investment Income	(— @)	—
Net Realized Gain	(11)	—
Class IS:
Net Investment Income	(2,237)	(— @)
Net Realized Gain	(20,229)	(— @)
Total Distributions	(135,231)	(55,272)
Capital Share Transactions:(1)
Class I:
Subscribed	111,705	190,489
Distributions Reinvested	96,912	39,540
Redeemed	(458,721)	(265,506)
Class A:
Subscribed	22,527	33,259
Distributions Reinvested	13,932	5,518
Redeemed	(44,080)	(55,752)
Class L:
Subscribed	164	213
Distributions Reinvested	601	219
Redeemed	(1,151)	(964)
Class C:
Subscribed	92 *	—
Distributions Reinvested	10 *	—
Class IS:
Subscribed	232,226	—
Distributions Reinvested	— @	—
Redeemed	(60,663)	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(86,446)	(52,984)
Total Increase (Decrease) in Net Assets	(201,468)	156,953
Net Assets:
Beginning of Period	1,060,683	903,730
End of Period (Including Accumulated Undistributed Net Investment Income of $4,521 and $1,289)	$859,215	$1,060,683

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Real Estate Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	5,439	10,099
Shares Issued on Distributions Reinvested	5,342	2,019
Shares Redeemed	(22,044)	(14,030)
Net Decrease in Class I Shares Outstanding	(11,263)	(1,912)
Class A:
Shares Subscribed	1,132	1,789
Shares Issued on Distributions Reinvested	788	288
Shares Redeemed	(2,260)	(2,966)
Net Decrease in Class A Shares Outstanding	(340)	(889)
Class L:
Shares Subscribed	8	11
Shares Issued on Distributions Reinvested	34	11
Shares Redeemed	(58)	(52)
Net Decrease in Class L Shares Outstanding	(16)	(30)
Class C:
Shares Subscribed	4 *	—
Shares Issued on Distributions Reinvested	1 *	—
Net Increase in Class C Shares Outstanding	5	—
Class IS:
Shares Subscribed	10,956	—
Shares Issued on Distributions Reinvested	— @@	—
Shares Redeemed	(3,025)	—
Net Increase in Class IS Shares Outstanding	7,931	—

*  For the period April 30, 2015 through December 31, 2015.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$20.48	$16.55	$16.93	$14.99	$14.33
Income (Loss) from Investment Operations:
Net Investment Income†	0.32	0.36	0.27	0.24	0.11
Net Realized and Unrealized Gain (Loss)	0.10	4.66	0.14	2.19	0.69
Total from Investment Operations	0.42	5.02	0.41	2.43	0.80
Distributions from and/or in Excess of:
Net Investment Income	(0.26)	(0.35)	(0.20)	(0.20)	(0.14)
Net Realized Gain	(2.78)	(0.74)	(0.59)	(0.29)	—
Total Distributions	(3.04)	(1.09)	(0.79)	(0.49)	(0.14)
Net Asset Value, End of Period	$17.86	$20.48	$16.55	$16.93	$14.99
Total Return++	2.27%	30.74%	2.45%	16.26%	5.57%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$625,999	$948,311	$797,933	$826,420	$773,138
Ratio of Expenses to Average Net Assets (1)	0.98%+	0.95%+	1.01%+	0.98%+	1.01%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.98%+	0.94%+	1.00%+	0.97%+	1.00%+
Ratio of Net Investment Income to Average Net Assets (1)	1.61%+	1.90%+	1.51%+	2.45%+	0.76%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00%§	0.00%§
Portfolio Turnover Rate	24%	25%	24%	22%	21%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	N/A	1.03%	N/A	1.03%
Net Investment Income to Average Net Assets	N/A	N/A	1.49%	N/A	0.74%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

U.S. Real Estate Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$20.04	$16.21	$16.60	$14.70	$14.07
Income (Loss) from Investment Operations:
Net Investment Income†	0.28	0.29	0.23	0.19	0.08
Net Realized and Unrealized Gain (Loss)	0.08	4.56	0.12	2.16	0.66
Total from Investment Operations	0.36	4.85	0.35	2.35	0.74
Distributions from and/or in Excess of:
Net Investment Income	(0.20)	(0.28)	(0.15)	(0.16)	(0.11)
Net Realized Gain	(2.78)	(0.74)	(0.59)	(0.29)	—
Total Distributions	(2.98)	(1.02)	(0.74)	(0.45)	(0.11)
Net Asset Value, End of Period	$17.42	$20.04	$16.21	$16.60	$14.70
Total Return++	2.01%	30.28%	2.14%	16.02%	5.26%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$87,462	$107,441	$101,325	$92,240	$92,047
Ratio of Expenses to Average Net Assets (1)	1.28%+	1.31%+	1.28%+^	1.23%+	1.26%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.28%+	1.30%+	1.27%+^	1.22%+	1.25%+
Ratio of Net Investment Income to Average Net Assets (1)	1.43%+	1.54%+	1.35%+	2.20%+	0.54%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00%§	0.00%§
Portfolio Turnover Rate	24%	25%	24%	22%	21%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	N/A	1.29%	N/A	1.28%
Net Investment Income to Average Net Assets	N/A	N/A	1.34%	N/A	0.52%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class A shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

U.S. Real Estate Portfolio

	Class L
	Year Ended December 31,					Period from November 11, 2011^ to
Selected Per Share Data and Ratios	2015	2014	2013		2012	December 31, 2011
Net Asset Value, Beginning of Period	$20.03	$16.20	$16.59		$14.69	$14.52
Income (Loss) from Investment Operations:
Net Investment Income†	0.21	0.20	0.13		0.10	0.06
Net Realized and Unrealized Gain (Loss)	0.04	4.56	0.13		2.16	0.11
Total from Investment Operations	0.25	4.76	0.26		2.26	0.17
Distributions from and/or in Excess of:
Net Investment Income	(0.09)	(0.19)	(0.06)		(0.07)	—
Net Realized Gain	(2.78)	(0.74)	(0.59)		(0.29)	—
Total Distributions	(2.87)	(0.93)	(0.65)		(0.36)	—
Net Asset Value, End of Period	$17.41	$20.03	$16.20		$16.59	$14.69
Total Return++	1.44%	29.68%	1.62%		15.44%	1.17	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,993	$4,919	$4,462		$4,975	$5,879
Ratio of Expenses to Average Net Assets (1)	1.82%+	1.79%+	1.78	%+^^	1.73%+	1.75	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.81%+	1.78%+	1.77	%+^^	1.72%+	N/A
Ratio of Net Investment Income to Average Net Assets (1)	1.08%+	1.06%+	0.73	%+	1.70%+	3.33	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00	%§	0.00%§	0.00	%§*
Portfolio Turnover Rate	24%	25%	24%		22%	21	%*
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	N/A	1.79%		N/A	1.91	%+*
Net Investment Income to Average Net Assets	N/A	N/A	0.72%		N/A	3.17	%+*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.75% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

U.S. Real Estate Portfolio

	Class C
Selected Per Share Data and Ratios	Period from April 30, 2015^ to December 31, 2015
Net Asset Value, Beginning of Period	$19.73
Income from Investment Operations:
Net Investment Income†	0.18
Net Realized and Unrealized Gain	0.31
Total from Investment Operations	0.49
Distributions from and/or in Excess of:
Net Investment Income	(0.08)
Net Realized Gain	(2.78)
Total Distributions	(2.86)
Net Asset Value, End of Period	$17.36
Total Return++	2.70	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$91
Ratios of Expenses to Average Net Assets (1)	2.10	%+*
Ratios of Expenses to Average Net Assets Excluding Non Operating Expenses	2.10	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.44	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	24%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	5.89	%*
Net Investment Loss to Average Net Assets	(2.35	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

U.S. Real Estate Portfolio

	Class IS
	Year Ended December 31,		Period from September 13, 2013^ to
Selected Per Share Data and Ratios	2015	2014	December 31, 2013
Net Asset Value, Beginning of Period	$20.48	$16.55	$17.13
Income (Loss) from Investment Operations:
Net Investment Income†	0.36	0.38	0.03
Net Realized and Unrealized Gain (Loss)	0.08	4.65	0.01
Total from Investment Operations	0.44	5.03	0.04
Distributions from and/or in Excess of:
Net Investment Income	(0.28)	(0.36)	(0.11)
Net Realized Gain	(2.78)	(0.74)	(0.51)
Total Distributions	(3.06)	(1.10)	(0.62)
Net Asset Value, End of Period	$17.86	$20.48	$16.55
Total Return++	2.36%	30.82%	0.30	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$141,670	$12	$10
Ratio of Expenses to Average Net Assets (1)	0.90%+	0.89%+	0.90	%*^^
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.90%+	0.88%+	0.89	%*^^
Ratio of Net Investment Income to Average Net Assets (1)	1.81%+	1.96%+	0.52	%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	N/A
Portfolio Turnover Rate	24%	25%	24	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.90%	20.21%	6.19	%*
Net Investment Income (Loss) to Average Net Assets	1.81%	(17.36)%	(4.77	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.93% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the U.S. Real Estate Portfolio. The Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Portfolio focuses on REITs as well as real estate operating companies ("REOCs") that invest in a variety of property types and regions. The Portfolio has capital subscription commitments to certain investee companies for this same purpose, the details of which are disclosed in the Unfunded Commitments note.

The Portfolio offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Portfolio commenced offering Class C shares and suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

The Portfolio invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Apartments	$158,698	$—	$—	$158,698
Data Centers	2,384	—	—	2,384
Diversified	61,234	—	—	61,234
Health Care	52,863	—	—	52,863
Industrial	30,521	—	10,452	40,973
Lodging/Resorts	98,706	—	—	98,706
Manufactured Homes	6,045	—	—	6,045
Office	99,169	—	5,252	104,421
Regional Malls	156,261	—	—	156,261
Retail Free Standing	25,237	—	—	25,237
Self Storage	58,345	—	—	58,345
Shopping Centers	82,777	—	—	82,777
Total Common Stocks	832,240	—	15,704	847,944
Short-Term Investment
Investment Company	12,619	—	—	12,619
Total Assets	$844,859	$—	$15,704	$860,563

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2015, the Portfolio did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$37,224
Purchases	938
Sales	(19,800)
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	(7,787)
Change in unrealized appreciation (depreciation)	(6,978)
Realized gains (losses)	12,107
Ending Balance	$15,704
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2015	$2,668

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2015.

	Fair Value at December 31, 2015 (000)	Valuation Technique	Unobservable Input
Industrial
Common Stocks	$10,452	Reported Capital Balance, Adjusted for Subsequent Capital Calls, Return of Capital and Significant Market Changes between last Capital Statement and Valuation Date, as applicable	Adjusted Capital Balance
Office
Common Stocks	$5,252	Reported Capital Balance, Adjusted for Subsequent Capital Calls, Return of Capital and Significant Market Changes between last Capital Statement and Valuation Date, as applicable	Adjusted Capital Balance

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the Portfolio and BRCP REIT I, LLC, the Portfolio has made a subscription commitment of $7,000,000 for which it will receive 7,000,000 shares of common stock. As of December 31, 2015, BRCP REIT I, LLC has drawn down approximately $6,101,000 which represents 87.2% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and BRCP REIT II, LLC, the Portfolio has made a subscription commitment of $9,000,000 for which it will receive 9,000,000 shares of common stock. As of December 31, 2015, BRCP REIT II, LLC has drawn down approximately $8,364,000 which represents 92.9% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and Exeter Industrial Value Fund LP, the Portfolio has made a subscription commitment of $8,500,000 for which it will receive 8,500,000 shares of common stock. As of December 31, 2015, Exeter Industrial Value Fund LP has drawn down approximately $7,905,000 which represents 93.0% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and Cabot Industrial Value

Fund II, LP, the Portfolio has made a subscription commitment of $7,500,000 for which it will receive 15,000 shares of common stock. As of December 31, 2015, Cabot Industrial Value Fund II, LP has drawn down approximately $7,000,000 which represents 93.3% of the commitment.

5.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis ex-ept where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2015, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.77% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.93% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2015, approximately $1,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $226,785,000 and $400,545,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2015, advisory fees paid were reduced by approximately $2,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2015 (000)
$9,090	$160,800	$157,271	$2	$12,619

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$13,888	$121,343	$17,600	$37,672

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Permanent differences, primarily due to basis adjustments on partnerships, differing treatments of gains (losses) related to REIT adjustments and a dividend redesignation, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$(446)	$460	$(14)

At December 31, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$4,933	$12,565

I. Other: At December 31, 2015, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 46.8%.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
U.S. Real Estate Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of U.S. Real Estate Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Real Estate Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2016

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2015. For corporate shareholders, 2.1% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $121,343,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2015. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $533,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

35

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2016 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIUSREAANN
1407815 EXP. 02.28.17

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Small Company Growth Portfolio

Annual Report

December 31, 2015

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	30
Federal Tax Notice	31
U.S. Privacy Policy	32
Director and Officer Information	35

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Small Company Growth Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2016

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Expense Example (unaudited)

Small Company Growth Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Small Company Growth Portfolio Class I	$1,000.00	$841.00	$1,019.91	$4.87	$5.35	1.05%
Small Company Growth Portfolio Class A	1,000.00	839.70	1,018.40	6.26	6.87	1.35
Small Company Growth Portfolio Class L	1,000.00	837.40	1,015.63	8.80	9.65	1.90
Small Company Growth Portfolio Class IS	1,000.00	841.20	1,020.27	4.55	4.99	0.98

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited)

Small Company Growth Portfolio

The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

Performance

For the year ended December 31, 2015, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of -9.58%, net of fees. The Portfolio's Class I shares underperformed the Portfolio's benchmark, the Russell 2000® Growth Index (the "Index"), which returned -1.38%.

Factors Affecting Performance

•  The broad stock market ended the 12-month period at nearly the same level where it started, masking the considerable gyrations stock prices endured in between. The anticipation of the U.S. Federal Reserve's (Fed) first rate increase, the persistent slide in commodity prices, and global economic weakness, especially in China, weighed on the market throughout the period. Although U.S. economic data were mixed throughout the period, the economy's slow recovery continued, sufficiently that the Fed decided in December to raise its main policy interest rate, after keeping it near zero since December 2008 to stimulate growth.

•  Slowing corporate earnings growth and a record year for merger and acquisition deals dominated the business headlines. Falling oil and raw materials prices caused considerable tumult for share prices in the energy, materials and industrials sectors. Although expectations were that consumer-oriented companies would benefit from consumers spending less at the gas pump, the boost to discretionary spending disappointed as consumers tended to pocket the savings. The U.S. dollar's strength relative to other major currencies, propelled by the Fed's move to a tightening stance while other global central banks were easing, also hurt the profits of U.S. multinational companies. Their foreign sales are worth less when translated back into U.S. dollars, and overseas demand is crimped when U.S. products become more expensive.

•  The Portfolio's underperformance during the period was driven by stock selection, with most of the relative losses occurring in the consumer discretionary, health care and information technology (IT) sectors. In the consumer discretionary sector, a holding in an e-commerce platform detracted as the company reported weaker-than-expected quarterly results, characterized by a revenue miss due to slower volume growth on its platform, and management also indicated profit margins are likely to decline in the near-term in part due to greater marketing spend. We believe this will prove transitory and remain attracted to the company on account of the network effect competitive advantage it has developed in building and operating a global e-commerce marketplace for unique handcrafted and vintage merchandise which has attracted over 50 million members and 20 million active buyers.

•  Relative weakness in the health care sector was led by a health care IT company that offers a software tool providing employees a personalized view of their medical benefits and costs associated with medical procedures. Although the company reported solid quarterly results, its shares declined as management's guidance disappointed investors. We believe the company is well positioned because, by aggregating data from multiple sources, it is uniquely suited to provide personalized analytics and cost reduction suggestions to employees.

•  The largest detractor in the IT sector was a position in a leading online and mobile platform for restaurant delivery orders in the U.S. While the company reported solid quarterly results, concerns around growing competition have weighed on investor sentiment in recent months. We believe this will prove transitory, as the company has significant brand, scale, and network effect competitive advantages. We remain attracted to the company as its business model — which connects restaurants with consumers — disrupts the traditional phone-in delivery method, which is fraught with inefficiencies. We believe the company has a sizeable opportunity to take share in a large addressable market.

•  The Portfolio's underweight position in the energy sector, where we held one stock, was a key contributor to relative performance. The sector was by far the weakest-performing sector in the Index over the period.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited) (cont'd)

Small Company Growth Portfolio

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers, as was the case during this reporting period. Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio; accordingly, we have had very little turnover in the Portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the Russell 2000® Growth Index(1) and the Lipper Small-Cap Growth Funds Index(2)

	Period Ended December 31, 2015 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	–9.58%	7.12%	5.93%	10.57%
Portfolio — Class A Shares w/o sales charges(5)	–9.88	6.81	5.64	9.44
Portfolio — Class A Shares with maximum 5.25% sales charges(5)	–14.64	5.66	5.07	9.15
Portfolio — Class L Shares w/o sales charges(6)	–10.36	—	—	9.37
Portfolio — Class IS Shares w/o sales charges(7)	–9.52	—	—	–2.09
Russell 2000® Growth Index	–1.38	10.67	7.95	7.58
Lipper Small-Cap Growth Funds Index	–1.15	9.56	6.70	9.02

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Small-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on November 1, 1989.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on November 11, 2011.

(7)  Commenced offering on September 13, 2013.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments

Small Company Growth Portfolio

	Shares	Value (000)
Common Stocks (89.6%)
Aerospace & Defense (3.7%)
BWX Technologies, Inc.	1,758,398	$55,864
Air Freight & Logistics (2.1%)
XPO Logistics, Inc. (a)(b)	1,180,570	32,171
Biotechnology (3.7%)
ACADIA Pharmaceuticals, Inc. (b)	115,957	4,134
Agios Pharmaceuticals, Inc. (a)(b)	95,965	6,230
Alnylam Pharmaceuticals, Inc. (b)	75,385	7,097
Bellicum Pharmaceuticals, Inc. (b)	313,260	6,350
Clovis Oncology, Inc. (b)	74,114	2,594
Insmed, Inc. (b)	192,504	3,494
Intrexon Corp. (a)(b)	280,952	8,470
Ironwood Pharmaceuticals, Inc. (b)	677,827	7,856
Juno Therapeutics, Inc. (a)(b)	102,769	4,519
Spark Therapeutics, Inc. (a)(b)	96,458	4,370
ZIOPHARM Oncology, Inc. (a)(b)	51,495	428
		55,542
Capital Markets (2.3%)
Financial Engines, Inc.	669,635	22,547
WisdomTree Investments, Inc.	745,632	11,691
		34,238
Chemicals (1.3%)
Platform Specialty Products Corp. (b)	1,501,487	19,264
Consumer Finance (2.0%)
LendingClub Corp. (b)	2,815,575	31,112
Electronic Equipment, Instruments & Components (0.9%)
Cognex Corp.	224,481	7,581
FARO Technologies, Inc. (b)	220,439	6,507
		14,088
Health Care Equipment & Supplies (1.0%)
Novocure Ltd. (a)(b)	214,159	4,789
Penumbra, Inc. (b)	207,603	11,171
		15,960
Health Care Providers & Services (2.0%)
HealthEquity, Inc. (b)	1,198,068	30,036
Health Care Technology (10.8%)
athenahealth, Inc. (b)	485,207	78,104
Castlight Health, Inc., Class B (a)(b)	2,308,627	9,858
Medidata Solutions, Inc. (b)	910,213	44,864
Press Ganey Holdings, Inc. (b)	417,595	13,175
Veeva Systems, Inc., Class A (b)	629,508	18,161
		164,162
Hotels, Restaurants & Leisure (4.8%)
Fiesta Restaurant Group, Inc. (b)	510,166	17,142
Habit Restaurants, Inc. (The) (a)(b)	662,952	15,288
Krispy Kreme Doughnuts, Inc. (b)	549,836	8,286
Lindblad Expeditions Holdings, Inc. (b)	555,915	6,176
Wingstop, Inc. (a)(b)	321,018	7,322
Zoe's Kitchen, Inc. (a)(b)	654,186	18,304
		72,518
	Shares	Value (000)
Internet & Catalog Retail (6.0%)
Blue Nile, Inc. (b)	230,036	$8,541
Etsy, Inc. (a)(b)	1,574,874	13,008
MakeMyTrip Ltd. (India) (a)(b)	540,722	9,279
Ocado Group PLC (United Kingdom) (b)	3,597,728	16,027
Qunar Cayman Islands Ltd. ADR (China) (a)(b)	236,975	12,498
Wayfair, Inc., Class A (a)(b)	678,403	32,306
		91,659
Internet Software & Services (21.5%)
Angie's List, Inc. (a)(b)	1,074,161	10,043
Autohome, Inc. ADR (China) (b)	513,780	17,941
Benefitfocus, Inc. (a)(b)	493,786	17,969
Criteo SA ADR (France) (b)	1,228,183	48,636
GrubHub, Inc. (a)(b)	2,435,083	58,929
Just Eat PLC (United Kingdom) (b)	3,580,072	26,039
Marketo, Inc. (b)	799,691	22,959
New Relic, Inc. (b)	273,514	9,964
OPOWER, Inc. (a)(b)	658,142	6,950
Quotient Technology, Inc. (a)(b)	839,682	5,727
Shutterstock, Inc. (a)(b)	922,048	29,819
Twitter, Inc. (b)	1,332,745	30,840
Zillow Group, Inc., Class A (a)(b)	551,792	14,369
Zillow Group, Inc., Class C (a)(b)	1,103,584	25,912
		326,097
Machinery (5.4%)
Joy Global, Inc. (a)	1,034,660	13,047
Manitowoc Co., Inc. (The) (a)	3,513,305	53,929
Terex Corp.	781,431	14,441
		81,417
Media (0.5%)
Legend Pictures LLC Ltd. (b)(c)(d)(e) (acquisition cost — $5,829; acquired 3/8/12)	5,452	7,611
Multi-line Retail (0.5%)
Ollie's Bargain Outlet Holdings, Inc. (a)(b)	475,821	8,094
Multi-Utilities (0.0%)
AET&D Holdings No. 1 Ltd. (Australia) (b)(c)(e)	6,682,555	—
Pharmaceuticals (1.0%)
Impax Laboratories, Inc. (b)	360,720	15,424
Professional Services (5.5%)
Advisory Board Co. (The) (b)	696,464	34,552
CEB, Inc.	409,449	25,136
WageWorks, Inc. (b)	513,449	23,295
		82,983
Software (8.1%)
Ellie Mae, Inc. (b)	444,979	26,801
FleetMatics Group PLC (b)	610,499	31,007
Guidewire Software, Inc. (b)	649,532	39,076
Xero Ltd. (Australia) (b)	486,602	6,566
Zendesk, Inc. (b)	752,489	19,896
		123,346

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Small Company Growth Portfolio

	Shares	Value (000)
Specialty Retail (6.0%)
Five Below, Inc. (b)	1,570,417	$50,411
Restoration Hardware Holdings, Inc. (a)(b)	502,383	39,914
		90,325
Tech Hardware, Storage & Peripherals (0.5%)
Pure Storage, Inc., Class A (a)(b)	457,067	7,117
Total Common Stocks (Cost $1,215,248)		1,359,028
Preferred Stocks (6.5%)
Health Care Technology (0.4%)
Grand Rounds, Inc. Series B (b)(c)(d)(e) (acquisition cost — $3,362; acquired 7/3/14)	3,269,139	5,623
Hotels, Restaurants & Leisure (1.1%)
Blue Bottle Coffee, Inc. Series B (b)(c)(d)(e) (acquisition cost — $13,714; acquired 1/24/14)	947,792	17,657
Internet & Catalog Retail (2.8%)
Flipkart Online Services Pvt Ltd. Series D (b)(c)(d)(e) (acquisition cost — $9,579; acquired 10/4/13)	417,464	43,404
Internet Software & Services (0.6%)
Doximity, Inc. Series C (b)(c)(d)(e) (acquisition cost — $8,482; acquired 4/10/14)	1,759,434	8,252
Mode Media Corporation Series M-1 (b)(c)(d)(e) (acquisition cost — $5,449; acquired 3/19/08)	361,920	329
Mode Media Corporation Escrow Series M-1 (b)(c)(d)(e) (acquisition cost — $506; acquired 3/19/08)	51,702	21
		8,602
Software (1.6%)
DOMO, Inc. (b)(c)(d)(e) (acquisition cost — $10,559; acquired 1/31/14 — 2/7/14)	2,554,715	16,938
Lookout, Inc. Series F (b)(c)(d)(e) (acquisition cost — $13,476; acquired 6/17/14)	1,179,743	7,055
		23,993
Tobacco (0.0%)
NJOY, Inc. Series D (b)(c)(d)(e) (acquisition cost — $6,363; acquired 2/14/14)	375,918	368
Total Preferred Stocks (Cost $71,490)		99,647
Convertible Preferred Stock (0.0%)
Internet Software & Services (0.0%)
Youku Tudou, Inc., Class A (China) (b)(c)(d)(e) (acquisition cost — $—@; acquired 9/16/10) (Cost $—@)	1	—	@
Participation Note (0.1%)
Hotels, Restaurants & Leisure (0.1%)
Lindblad Expeditions Holdings, Inc., Equity Linked Notes, expires 7/8/20 (b) (Cost $628)	314,094	958
	Face Amount (000)	Value (000)
Promissory Notes (0.0%)
Internet Software & Services (0.0%)
Mode Media Corporation 9.00%, 12/3/19 (b)(c)(d)(e) (acquisition cost — $2,301; acquired 3/19/08)	$793	$531
Mode Media Corporation Escrow 9.00%, 12/3/19 (b)(c)(d)(e) (acquisition cost — $40 acquired 3/19/08)	29	9
Total Promissory Notes (Cost $2,341)		540
	Notional Amount
Call Option Purchased (0.3%)
Foreign Currency Option (0.3%)
USD/CNY June 2016 @ CNY 6.70, Royal Bank of Scotland (Cost $1,007)	258,514,365	4,460
	Shares
Short-Term Investments (23.0%)
Securities held as Collateral on Loaned Securities (17.2%)
Investment Company (14.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	223,015,213	223,015
	Face Amount (000)
Repurchase Agreements (2.5%)
Barclays Capital, Inc., (0.32%, dated 12/31/15, due 1/4/16; proceeds $9,616; fully collateralized by a U.S. Government obligation; 2.00% due 11/30/22; valued at $9,808)	$9,616	9,616
Merrill Lynch & Co., Inc., (0.31%, dated 12/31/15, due 1/4/16; proceeds $27,947; fully collateralized by a U.S. Government agency security; 4.00% due 11/20/45; valued at $28,505)	27,946	27,946
		37,562
Total Securities held as Collateral on Loaned Securities (Cost $260,577)		260,577
	Shares
Investment Company (5.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $87,547)	87,547,426	87,547
Total Short-Term Investments (Cost $348,124)		348,124
Total Investments (119.5%) (Cost $1,638,838) Including $253,320 of Securities Loaned (f)(g)		1,812,757
Liabilities in Excess of Other Assets (–19.5%)		(295,742)
Net Assets (100.0%)		$1,517,015

(a)  All or a portion of this security was on loan at December 31, 2015.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Small Company Growth Portfolio

(b)  Non-income producing security.

(c)  Security has been deemed illiquid at December 31, 2015.

(d)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2015 amounts to approximately $107,798,000 and represents 7.1% of net assets.

(e)  At December 31, 2015, the Portfolio held fair valued securities valued at approximately $107,798,000, representing 7.1% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(f)  The approximate fair value and percentage of net assets, $48,632,000 and 3.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(g)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $1,660,510,000. The aggregate gross unrealized appreciation is approximately $305,203,000 and the aggregate gross unrealized depreciation is approximately $152,956,000 resulting in net unrealized appreciation of approximately $152,247,000.

@  Value is less than $500.

ADR  American Depositary Receipt.

CNY  Chinese Yuan Renminbi

USD  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Internet Software & Services	21.6%
Other**	21.4
Health Care Technology	10.9
Software	9.5
Internet & Catalog Retail	8.7
Hotels, Restaurants & Leisure	5.9
Specialty Retail	5.8
Short-Term Investment	5.6
Professional Services	5.4
Machinery	5.2
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2015.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Small Company Growth Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $1,328,276)	$1,502,195
Investments in Securities of Affiliated Issuer, at Value (Cost $310,562)	310,562
Total Investments in Securities, at Value (Cost $1,638,838)	1,812,757
Foreign Currency, at Value (Cost $—@)	—	@
Receivable for Portfolio Shares Sold	990
Interest Receivable	148
Dividends Receivable	59
Receivable from Affiliate	20
Other Assets	109
Total Assets	1,814,083
Liabilities:
Collateral on Securities Loaned, at Value	260,577
Payable for Portfolio Shares Redeemed	27,912
Due to Broker	4,530
Payable for Advisory Fees	3,529
Payable for Sub Transfer Agency Fees — Class I	160
Payable for Sub Transfer Agency Fees — Class A	53
Payable for Sub Transfer Agency Fees — Class L	2
Payable for Administration Fees	108
Payable for Shareholder Services Fees — Class A	30
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Custodian Fees	21
Payable for Professional Fees	18
Payable for Directors' Fees and Expenses	13
Payable for Transfer Agency Fees — Class I	5
Payable for Transfer Agency Fees — Class A	4
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class IS	1
Other Liabilities	104
Total Liabilities	297,068
Net Assets	$1,517,015
Net Assets Consist Of:
Paid-in-Capital	$1,348,516
Accumulated Net Investment Loss	(1,142)
Distributions in Excess of Net Realized Gain	(4,278)
Unrealized Appreciation (Depreciation) on:
Investments	173,919
Foreign Currency Translations	(—	@)
Net Assets	$1,517,015

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Small Company Growth Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2015 (000)
CLASS I:
Net Assets	$718,386
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	52,255,191
Net Asset Value, Offering and Redemption Price Per Share	$13.75
CLASS A:
Net Assets	$136,621
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	11,153,618
Net Asset Value, Redemption Price Per Share	$12.25
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.68
Maximum Offering Price Per Share	$12.93
CLASS L:
Net Assets	$1,874
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	157,183
Net Asset Value, Offering and Redemption Price Per Share	$11.92
CLASS IS:
Net Assets	$660,134
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	47,936,864
Net Asset Value, Offering and Redemption Price Per Share	$13.77
(1) Including: Securities on Loan, at Value:	$253,320

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Small Company Growth Portfolio

Statement of Operations	Year Ended December 31, 2015 (000)
Investment Income:
Income from Securities Loaned — Net	$9,666
Dividends from Securities of Unaffiliated Issuers	4,510
Dividends from Security of Affiliated Issuer (Note G)	113
Total Investment Income	14,289
Expenses:
Advisory Fees (Note B)	16,437
Administration Fees (Note C)	1,499
Sub Transfer Agency Fees — Class I	1,166
Sub Transfer Agency Fees — Class A	225
Sub Transfer Agency Fees — Class L	6
Shareholder Services Fees — Class A (Note D)	422
Distribution and Shareholder Services Fees — Class L (Note D)	17
Shareholder Reporting Fees	166
Custodian Fees (Note F)	142
Registration Fees	115
Professional Fees	94
Directors' Fees and Expenses	47
Transfer Agency Fees — Class I (Note E)	23
Transfer Agency Fees — Class A (Note E)	17
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class IS (Note E)	3
Pricing Fees	7
Other Expenses	58
Total Expenses	20,446
Reimbursement of Class Specific Expenses — Class I (Note B)	(495)
Reimbursement of Class Specific Expenses — Class L (Note B)	(4)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Waiver of Advisory Fees (Note B)	(189)
Rebate from Morgan Stanley Affiliate (Note G)	(62)
Net Expenses	19,695
Net Investment Loss	(5,406)
Realized Gain (Loss):
Investments Sold	119,008
Foreign Currency Transactions	(21)
Net Realized Gain	118,987
Change in Unrealized Appreciation (Depreciation):
Investments	(280,693)
Foreign Currency Translations	(— @)
Net Change in Unrealized Appreciation (Depreciation)	(280,693)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(161,706)
Net Decrease in Net Assets Resulting from Operations	$(167,112)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Small Company Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(5,406)	$(7,453)
Net Realized Gain	118,987	214,347
Net Change in Unrealized Appreciation (Depreciation)	(280,693)	(471,647)
Net Decrease in Net Assets Resulting from Operations	(167,112)	(264,753)
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	(63,449)	(132,988)
Class A:
Net Realized Gain	(12,300)	(23,704)
Class L:
Net Realized Gain	(174)	(300)
Class IS:
Net Realized Gain	(50,360)	(72,948)
Total Distributions	(126,283)	(229,940)
Capital Share Transactions:(1)
Class I:
Subscribed	118,065	390,498
Distributions Reinvested	53,646	116,535
Redeemed	(462,723)	(1,037,599)
Class A:
Subscribed	16,043	28,385
Distributions Reinvested	12,255	23,620
Redeemed	(50,786)	(94,284)
Class L:
Subscribed	9	988
Distributions Reinvested	173	298
Redeemed	(290)	(910)
Class IS:
Subscribed	250,791	758,371
Distributions Reinvested	49,812	70,105
Redeemed	(194,000)	(172,236)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(207,005)	83,771
Redemption Fees	41	123
Total Decrease in Net Assets	(500,359)	(410,799)
Net Assets:
Beginning of Period	2,017,374	2,428,173
End of Period (Including Accumulated Net Investment Loss of $(1,142) and $(2,274))	$1,517,015	$2,017,374

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Small Company Growth Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	7,216	20,776
Shares Issued on Distributions Reinvested	3,848	7,237
Shares Redeemed	(28,933)	(56,087)
Net Decrease in Class I Shares Outstanding	(17,869)	(28,074)
Class A:
Shares Subscribed	1,079	1,637
Shares Issued on Distributions Reinvested	986	1,623
Shares Redeemed	(3,426)	(5,758)
Net Decrease in Class A Shares Outstanding	(1,361)	(2,498)
Class L:
Shares Subscribed	1	57
Shares Issued on Distributions Reinvested	14	21
Shares Redeemed	(20)	(57)
Net Increase (Decrease) in Class L Shares Outstanding	(5)	21
Class IS:
Shares Subscribed	15,424	40,139
Shares Issued on Distributions Reinvested	3,570	4,388
Shares Redeemed	(11,750)	(9,935)
Net Increase in Class IS Shares Outstanding	7,244	34,592

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Small Company Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$16.50	$20.55	$14.16	$12.64	$14.17
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.05)	(0.06)	(0.09)	(0.03)	(0.04)
Net Realized and Unrealized Gain (Loss)	(1.51)	(2.04)	8.77	2.19	(1.25)
Total from Investment Operations	(1.56)	(2.10)	8.68	2.16	(1.29)
Distributions from and/or in Excess of:
Net Realized Gain	(1.19)	(1.95)	(2.29)	(0.64)	(0.24)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$13.75	$16.50	$20.55	$14.16	$12.64
Total Return++	(9.58)%	(9.68)%	62.26%	17.10%	(9.12)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$718,386	$1,156,812	$2,017,558	$1,143,640	$1,074,392
Ratio of Expenses to Average Net Assets (1)	1.05%+	1.05%+	1.04%+	1.05%+	1.05%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	N/A	1.05%+
Ratio of Net Investment Loss to Average Net Assets (1)	(0.29)%+	(0.34)%+	(0.49)%+	(0.20)%+	(0.29)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.01%	0.00%§	0.00%§
Portfolio Turnover Rate	42%	53%	43%	22%	26%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.11%	1.13%	1.08%	1.12%	1.10%
Net Investment Loss to Average Net Assets	(0.35)%	(0.42)%	(0.53)%	(0.27)%	(0.34)%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Small Company Growth Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.89	$18.83	$13.13	$11.80	$13.27
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.09)	(0.11)	(0.13)	(0.06)	(0.07)
Net Realized and Unrealized Gain (Loss)	(1.36)	(1.88)	8.12	2.03	(1.16)
Total from Investment Operations	(1.45)	(1.99)	7.99	1.97	(1.23)
Distributions from and/or in Excess of:
Net Realized Gain	(1.19)	(1.95)	(2.29)	(0.64)	(0.24)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$12.25	$14.89	$18.83	$13.13	$11.80
Total Return++	(9.88)%	(9.98)%	61.88%	16.70%	(9.28)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$136,621	$186,307	$282,632	$156,824	$282,988
Ratio of Expenses to Average Net Assets (1)	1.37%+	1.38%+	1.31%+^	1.30%+	1.30%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	N/A	1.30%+
Ratio of Net Investment Loss to Average Net Assets (1)	(0.61)%+	(0.67)%+	(0.75)%+	(0.45)%+	(0.54)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.01%	0.00%§	0.00%§
Portfolio Turnover Rate	42%	53%	43%	22%	26%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.38%	N/A	1.35%	1.37%	1.35%
Net Investment Loss to Average Net Assets	(0.62)%	N/A	(0.79)%	(0.52)%	(0.59)%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.30% for Class A shares.

§  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Small Company Growth Portfolio

	Class L
	Year Ended December 31,					Period from November 11, 2011^ to
Selected Per Share Data and Ratios	2015	2014	2013		2012	December 31, 2011
Net Asset Value, Beginning of Period	$14.60	$18.60	$13.06		$11.79	$12.47
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.16)	(0.19)	(0.21)		(0.12)	(0.01)
Net Realized and Unrealized Gain (Loss)	(1.33)	(1.86)	8.04		2.03	(0.43)
Total from Investment Operations	(1.49)	(2.05)	7.83		1.91	(0.44)
Distributions from and/or in Excess of:
Net Realized Gain	(1.19)	(1.95)	(2.29)		(0.64)	(0.24)
Redemption Fees	0.00 ‡	0.00 ‡	0.00	‡	(0.00)‡	0.00	‡
Net Asset Value, End of Period	$11.92	$14.60	$18.60		$13.06	$11.79
Total Return++	(10.36)%	(10.43)%	60.97%		16.21%	(3.54	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,874	$2,370	$2,632		$1,696	$1,657
Ratio of Expenses to Average Net Assets (1)	1.90%+	1.90%+	1.83	%+^^	1.80%+	1.80	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.13)%+	(1.16)%+	(1.27	)%+	(0.95)%+	(0.77	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.01%		0.00%§	0.00	%§*
Portfolio Turnover Rate	42%	53%	43%		22%	26	%*
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.10%	2.02%	1.92%		1.87%	1.85	%*
Net Investment Loss to Average Net Assets	(1.33)%	(1.28)%	(1.36)%		(1.02)%	(0.82	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.80% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Small Company Growth Portfolio

	Class IS
	Year Ended December 31,		Period from September 13, 2013^ to
Selected Per Share Data and Ratios	2015	2014	December 31, 2013
Net Asset Value, Beginning of Period	$16.51	$20.55	$19.51
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.03)	(0.03)	(0.02)
Net Realized and Unrealized Gain (Loss)	(1.52)	(2.06)	3.15
Total from Investment Operations	(1.55)	(2.09)	3.13
Distributions from and/or in Excess of:
Net Realized Gain	(1.19)	(1.95)	(2.09)
Redemption Fees	0.00 ‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$13.77	$16.51	$20.55
Total Return++	(9.52)%	(9.63)%	16.50	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$660,134	$671,885	$125,351
Ratio of Expenses to Average Net Assets (1)	0.98%+	0.97%+	0.97	%+^^*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.21)%+	(0.17)%+	(0.30	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.01	%*
Portfolio Turnover Rate	42%	53%	43	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.99%	0.98%	0.99	%*
Net Investment Loss to Average Net Assets	(0.22)%	(0.18)%	(0.32	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.98% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Small Company Growth Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies. The Portfolio holds promissory notes it has made to certain investee companies for this same purpose, the details of which are disclosed in the Portfolio of Investments.

The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS. The Portfolio's Class A shares are currently closed to new investors and the Portfolio suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. The Portfolio's Class I and Class IS shares are closed to new investors with certain exceptions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Directors or quotes from a broker or dealer; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (8) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Aerospace & Defense	$55,864	$—		$—		$55,864
Air Freight & Logistics	32,171	—		—		32,171
Biotechnology	55,542	—		—		55,542
Capital Markets	34,238	—		—		34,238
Chemicals	19,264	—		—		19,264
Consumer Finance	31,112	—		—		31,112
Electronic Equipment, Instruments & Components	14,088	—		—		14,088
Health Care Equipment & Supplies	15,960	—		—		15,960
Health Care Providers & Services	30,036	—		—		30,036
Health Care Technology	164,162	—		—		164,162
Hotels, Restaurants & Leisure	72,518	—		—		72,518
Internet & Catalog Retail	75,632	16,027		—		91,659
Internet Software & Services	300,058	26,039		—		326,097
Machinery	81,417	—		—		81,417
Media	—	—		7,611		7,611
Multi-line Retail	8,094	—		—		8,094
Multi-Utilities	—	—		—	†	—	†
Pharmaceuticals	15,424	—		—		15,424
Professional Services	82,983	—		—		82,983
Software	116,780	6,566		—		123,346
Specialty Retail	90,325	—		—		90,325
Tech Hardware, Storage & Peripherals	7,117	—		—		7,117
Total Common Stocks	1,302,785	48,632		7,611	†	1,359,028	†
Preferred Stocks	—	—		99,647		99,647
Convertible Preferred Stock	—	—	@	—		—	@
Participation Note	958	—		—		958
Promissory Notes	—	—		540		540
Call Option Purchased	—	4,460		—		4,460
Short-Term Investments
Investment Companies	310,562	—		—		310,562
Repurchase Agreements	—	37,562		—		37,562
Total Short-Term Investments	310,562	37,562		—		348,124
Total Assets	$1,614,305	$90,654		$107,798	†	$1,812,757	†

@  Value is less than $500.

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. At December 31, 2015, the Fund held a security that transferred from Level 3 to Level 2. This security was valued using significant unobservable inputs at December 31, 2014 and was valued using other significant observable inputs at December 31, 2015.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)		Preferred Stocks (000)	Convertible Preferred Stocks (000)		Promissory Notes (000)
Beginning Balance	$11,405	†	$100,162	$—	@	$706
Purchases	—		—	—		—
Sales	—		—	—		—
Amortization of discount	—		—	—		(15)
Transfers in	—		—	—		—
Transfers out	—		—	(—	@)	—
Corporate actions	—		—	—		—
Change in unrealized appreciation (depreciation)	(3,794)		(515)	—	@	(151)
Realized gains (losses)	—		—	—		—
Ending Balance	$7,611	†	$99,647	$—		$540
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2015	$(3,794)		$(515)	$—	@	$(151)

@  Value is less than $500.

†  Includes one security which is valued at zero.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2015. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at December 31, 2015 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Health Care Technology
Preferred Stock	$5,623	Discounted Cash Flow	Weighted Average Cost of Capital	18.0%		20.0%		19.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	11.5	x	14.7	x	14.7	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
Hotels, Restaurants & Leisure
Preferred Stock	$17,657	Discounted Cash Flow	Weighted Average Cost of Capital	19.0%		21.0%		20.0%		Decrease
			Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	4.2	x	8.2	x	5.4	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
Internet & Catalog Retail
Preferred Stock	$43,404	Discounted Cash Flow	Weighted Average Cost of Capital	17.0%		19.0%		18.0%		Decrease
			Perpetual Growth Rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	3.1	x	5.2	x	3.1	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
Internet Software & Services
Preferred Stocks	$8,252	Discounted Cash Flow	Weighted Average Cost of Capital	22.0%		25.0%		23.5%		Decrease
			Perpetual Growth Rate	2.5%		4.5%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	11.5	x	15.6	x	14.2x		Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
	$329	Liquidation Preference Method	Liquidation Value	$1.29		$1.29		$1.29		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	18.5%		20.5%		19.5%		Decrease
			Perpetual Growth Rate	2.0%		3.0%		2.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.7	x	4.4	x	3.1	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
Preferred Stock — Escrow	$21		Discount for Escrow	54.8%		54.8%		54.8%		Decrease

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

	Fair Value at December 31, 2015 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Promissory Note	$531	Market Transaction Method	Valuation at Issuance as a Percentage of Principal	100.0%		100.0%		100%		Increase
			Cost of Debt	14.3%		14.3%		14.3%		Decrease
			Valuation as a Percentage of Principal	66.9%		66.9%		66.9%		Increase
Promissory Note — Escrow	$9	Market Transaction Method	Valuation as a Percentage of Principal	30.2%		30.2%		30.2%		Increase
Media
Common Stock	$7,611	Market Transaction Method	Precedent Transaction	$1,404.57		$1,404.57		$1,404.57		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.0%		17.0%		16.5%		Decrease
			Perpetual Growth Rate	3.0%		5.0%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	3.3	x	7.9	x	5.6	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
Software
Preferred Stocks	$16,938	Discounted Cash Flow	Weighted Average Cost of Capital	17.5%		19.5%		18.5%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	11.1	x	12.6	x	12.6	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
	$7,055	Discounted Cash Flow	Weighted Average Cost of Capital	18.5%		20.5%		19.5%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	6.3	x	43.5	x	12.7	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
Tobacco
Preferred Stock	$368	Market Transaction Method	Pending Transaction	$0.98		$0.98		$0.98		Increase

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: With respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2015.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Call Option Purchased	Investments, at Value (Call Option Purchased)	Currency Risk	$4,460	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2015 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$(2,236	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$3,317(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2015, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Call Options Purchased	$4,460	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$4,460	$—	$(4,460)	$0

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2015, the approximate average monthly amount outstanding for each derivative type is as follows:

Call Options Purchased:
Average monthly notional amount	597,382,000

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$253,320	(f)	$—	$253,320	(g)(h)	$0

(f) Represents market value of loaned securities at period end.

(g) The Portfolio received cash collateral of approximately $260,577,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $2,002,000 in the form of
U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(h) The actual collateral received is greater than the amount shown here due to overcollateralization.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures". ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$260,577	$—	$—	$—	$260,577
Total Borrowings	$260,577	$—	$—	$—	$260,577
Gross amount of recognized liabilities for securities lending transactions					$260,577

7.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

9.  Redemption Fees: The Portfolio will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

10.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

12.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Next $500 million	Over $1.5 billion
0.92%	0.85%	0.80%

Effective July 1, 2015, the Portfolio's annual rate based on the daily net assets was reduced and is as follows:

First $1 billion	Next $500 million	Over $1.5 billion	Over $2 billion
0.92%	0.85%	0.80%	0.75%

For the year ended December 31, 2015, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.86% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes,

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.40% for Class A shares, 1.90% for Class L shares and 0.98% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2015, approximately $189,000 of advisory fees were waived and approximately $500,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $761,232,000 and $1,113,915,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investments in the Liquidity Funds. For the year ended December 31, 2015, advisory fees paid were reduced by approximately $62,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2015 (000)
$204,216	$1,004,619	$898,273	$113	$310,562

During the year ended December 31, 2015, the Portfolio incurred approximately $3,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/
Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$126,283	$—	$229,940

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, a net operating loss and basis adjustments on partnerships, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Accumulated Net Investment Loss (000)	Distributions in Excess of Net Realized Gain (000)	Paid-in- Capital (000)
$6,538	$4,024	$(10,562)

At December 31, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$17,394

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2015, the Portfolio deferred to January 1, 2016 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$1,088	$—

I. Other: At December 31, 2015, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 37.9%.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Small Company Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Small Company Growth Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Company Growth Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2016

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2015.

The Portfolio designated and paid approximately $126,283,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc. formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free
1 (800) 548-7786.

39

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2016 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFISCGANN
1405244 EXP. 02.28.17

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Portfolio

Annual Report

December 31, 2015

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	30
Federal Tax Notice	31
U.S. Privacy Policy	32
Director and Officer Information	35

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Emerging Markets Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2016

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Expense Example (unaudited)

Emerging Markets Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Portfolio Class I	$1,000.00	$855.70	$1,019.06	$5.71	$6.21	1.22%
Emerging Markets Portfolio Class A	1,000.00	854.50	1,017.64	7.01	7.63	1.50
Emerging Markets Portfolio Class L	1,000.00	852.30	1,014.77	9.66	10.51	2.07
Emerging Markets Portfolio Class C	1,000.00	850.90	1,013.46	10.87	11.82	2.33
Emerging Markets Portfolio Class IS	1,000.00	856.10	1,019.51	5.29	5.75	1.13

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited)

Emerging Markets Portfolio

The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Performance

For the year ended December 31, 2015, the Portfolio's Class I Shares had a total return based on net asset value and reinvestment of distributions per share of –10.33%, net of fees. The Portfolio's Class I shares outperformed the Portfolio's benchmark, the MSCI Emerging Markets Net Index (the "Index"), which returned –14.92%.

Factors Affecting Performance

•  Emerging markets equities underperformed in 2015, with the Index returning –14.92% versus the MSCI World Index's flat return of –0.87%. Over the course of the year, markets grew increasingly concerned about China's slowing economy and waning liquidity with the Federal Reserve interest rate hike looming, both of which put downward pressure on global growth. While commodity prices declined, providing a windfall to the consumer, corporate profits hit multi-year lows. Markets that suffered the most in 2015 were commodity exporters such as Colombia, Peru, Brazil and South Africa. Political issues in Greece, Brazil, Turkey and Poland also weighed heavily on markets.

•  Positive contributors to the Fund's performance during the period included our stock selection in India, South Africa, China and Taiwan. Both an overweight allocation and stock selection in Eastern Europe added value, as did an underweight allocation and stock selection in Brazil. Additionally, a hedge on the Fund's euro exposure, managed using foreign exchange futures, was beneficial to performance.

•  Key detractors from performance included the Fund's position in Korea, where stock selection and an underweight allocation were unfavorable. Stock selection and a neutral allocation in both Colombia and Peru also hampered returns.

Management Strategies

•  Several factors are likely to contribute to continued market volatility for some time in 2016: comprehension of China's true economic growth trajectory, reaction to potential additional devaluation of China's currency, and further adjustment to the consequences of the U.S. Federal Reserve's rate increase path. But we think emerging market equities are heading toward an eventual important turning point, even if precise timing is difficult to determine. Presently, emerging market valuations in aggregate appear attractive, trading at about a 30% discount to developed equities — not as deep as the 50% discount seen in the 1997-98 period, but below their 20-year average discount of over 20%.(i) But as a catalyst, we think what will drive emerging market equities at some point, perhaps later this year, is when the market focuses on economic growth inflections shifting in favor of emerging markets relative to developed markets. Historically, the best time to buy emerging markets, as an asset class, has been when their gross domestic product growth rates were increasing by more than those in developed countries. We believe strongly that there will be big differences among countries for both growth rates and equity performance. Country allocation will be critical to generating excess returns in this environment.

•  As we have for many years, we remain underweight China and commodities-related plays such as Brazil and Russia in the portfolio. We still consider Central/Eastern Europe an attractive investment opportunity. After two recessions in five years, Western European growth is recovering and beginning to unleash a great deal of pent-up demand for goods and services which we believe could benefit Poland, the Czech Republic and Romania.

•  We also remain positive on the Philippines. In our view, the Philippines continues to deliver some of the most attractive well-rounded growth with the business process outsourcing sector performing well, keeping overall consumption fairly strong. Lower oil prices could provide a tailwind for consumption and help bring inflation down.

•  Our overweight position in India is tempered by its status as a market consensus favorite. While views on India's macro prospects are divided, we find select bottom-up stories attractive. In Mexico, economic growth is starting to turn around, as reflected in company earnings. Consumption is finally picking up and credit is at last beginning to grow, and it has among the lowest credit penetration levels of any emerging market country.

(i)  Source: FactSet and Morgan Stanley Investment Management. Emerging markets and developed markets are represented by the MSCI Emerging Markets Net Index and MSCI World Index, respectively.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited) (cont'd)

Emerging Markets Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI Emerging Markets Net Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2015 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Portfolio — Class I Shares w/o sales charges(4)	–10.33%	–3.58%	3.61%	7.25%
Portfolio — Class A Shares w/o sales charges(5)	–10.63	–3.86	3.33	5.99
Portfolio — Class A Shares with maximum 5.25% sales charges(5)	–15.34	–4.89	2.78	5.71
Portfolio — Class L Shares w/o sales charges(6)	–11.11	—	—	–3.40
Portfolio — Class C Shares w/o sales charges(8)	—	—	—	–18.03
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(8)	—	—	—	–18.85
Portfolio — Class IS Shares w/o sales charges(7)	–10.29	—	—	–5.70
MSCI Emerging Markets Net Index	–14.92	–4.81	3.61	6.76
Lipper Emerging Market Funds Index	–14.50	–4.23	3.22	N/A

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 23 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Market Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Market Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Market Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on September 25, 1992.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on April 27, 2012.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on April 30, 2015.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments

Emerging Markets Portfolio

	Shares	Value (000)
Common Stocks (97.2%)
Austria (2.3%)
Erste Group Bank AG (a)	475,103	$14,848
Vienna Insurance Group AG Wiener Versicherung Gruppe	178,396	4,870
		19,718
Brazil (5.1%)
Banco Bradesco SA (Preference)	1,061,962	5,115
BRF SA	933,359	13,037
Itau Unibanco Holding SA (Preference)	1,212,430	7,923
MercadoLibre, Inc. (b)	55,459	6,341
Raia Drogasil SA	476,110	4,255
Telefonica Brasil SA (Preference)	323,500	2,922
Ultrapar Participacoes SA	257,081	3,925
		43,518
Chile (0.6%)
SACI Falabella	737,524	4,691
China (17.8%)
Alibaba Group Holding Ltd. ADR (a)	37,000	3,007
Bank of China Ltd. H Shares (c)	35,533,000	15,727
China Construction Bank Corp. H Shares (c)	24,267,750	16,475
China Machinery Engineering Corp. H Shares (c)	2,489,000	1,814
China Mengniu Dairy Co., Ltd. (c)	1,788,000	2,891
China Mobile Ltd. (c)	1,790,500	20,067
China Overseas Land & Investment Ltd. (c)	1,816,000	6,305
China Pacific Insurance Group Co., Ltd. H Shares (c)	2,182,600	8,953
China Taiping Insurance Holdings Co., Ltd. (a)(c)	1,221,800	3,745
China Unicom Hong Kong Ltd. (c)	1,760,000	2,134
Chongqing Changan Automobile Co., Ltd. B Shares	901,502	1,979
CRCC High-Tech Equipment Corp., Ltd. H Shares (a)(c)	3,971,000	2,434
CSPC Pharmaceutical Group Ltd. (c)	2,662,000	2,708
Huadian Power International Corp., Ltd. H Shares (c)	3,594,000	2,330
JD.com, Inc. ADR (a)	172,377	5,562
NetEase, Inc. ADR	18,288	3,315
Shanghai Jin Jiang International Hotels Group Co., Ltd. H Shares (c)	2,906,000	1,218
Shenzhen International Holdings Ltd. (c)	1,874,500	3,443
Shenzhou International Group Holdings Ltd. (c)	867,000	4,960
Sihuan Pharmaceutical Holdings Group Ltd. (d)(e)	8,310,000	3,114
TAL Education Group ADR (a)(b)	98,582	4,581
Tencent Holdings Ltd. (c)	1,670,900	32,596
Tsingtao Brewery Co., Ltd. H Shares (b)(c)	264,000	1,189
		150,547
Colombia (0.7%)
Cemex Latam Holdings SA (a)	599,961	1,947
Grupo de Inversiones Suramericana SA	211,073	2,365
Grupo de Inversiones Suramericana SA (Preference)	161,171	1,758
		6,070
	Shares	Value (000)
Czech Republic (1.1%)
Komercni Banka AS	48,486	$9,608
Egypt (0.5%)
Commercial International Bank Egypt SAE	879,085	4,266
Hong Kong (2.7%)
AIA Group Ltd.	1,579,000	9,407
Samsonite International SA	4,442,400	13,328
		22,735
India (10.4%)
Ashok Leyland Ltd.	8,296,373	10,958
Bharat Petroleum Corp., Ltd.	514,608	6,921
Glenmark Pharmaceuticals Ltd.	423,813	5,871
HDFC Bank Ltd.	465,271	9,374
Idea Cellular Ltd.	1,232,111	2,666
IndusInd Bank Ltd.	737,310	10,750
Larsen & Toubro Ltd.	308,550	5,918
Marico Ltd.	2,135,230	7,288
Maruti Suzuki India Ltd.	129,463	9,018
Shree Cement Ltd.	46,791	8,124
Shriram Transport Finance Co., Ltd.	647,925	8,380
Sun Pharmaceutical Industries Ltd.	259,711	3,201
		88,469
Indonesia (3.0%)
AKR Corporindo Tbk PT	5,008,100	2,593
Jasa Marga Persero Tbk PT	1,253,800	472
Kalbe Farma Tbk PT	35,987,800	3,414
Link Net Tbk PT (a)	10,900,100	3,130
Matahari Department Store Tbk PT	6,211,700	7,843
Surya Citra Media Tbk PT	12,095,200	2,710
United Tractors Tbk PT	1,143,300	1,389
XL Axiata Tbk PT (a)	15,829,600	4,173
		25,724
Korea, Republic of (13.0%)
Amorepacific Corp. (a)	23,802	8,359
Cosmax, Inc. (a)	21,157	3,291
Coway Co., Ltd. (a)	111,426	7,948
Hotel Shilla Co., Ltd. (a)(b)	75,863	4,964
Hyundai Development Co-Engineering & Construction (a)	48,260	1,575
KB Financial Group, Inc. (a)	184,348	5,180
Kia Motors Corp. (a)	149,861	6,676
Korea Aerospace Industries Ltd. (a)	51,621	3,411
LG Chem Ltd. (a)	19,390	5,355
LIG Nex1 Co., Ltd. (a)	24,434	2,129
NAVER Corp. (a)	11,094	6,178
Nexon Co., Ltd.	341,000	5,535
Samsung Electronics Co., Ltd.	27,567	29,437
Samsung Electronics Co., Ltd. (Preference)	13,514	12,507
SK Holdings Co., Ltd. (a)	27,872	5,665
SK Telecom Co., Ltd.	10,478	1,921
		110,131

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

	Shares	Value (000)
Malaysia (0.1%)
Astro Malaysia Holdings Bhd	776,500	$499
Mexico (6.9%)
Alfa SAB de CV	3,823,937	7,573
Cemex SAB de CV ADR (a)	1,770,727	9,863
El Puerto de Liverpool SAB de CV	321,102	3,926
Fomento Economico Mexicano SAB de CV ADR	199,463	18,421
Grupo Financiero Banorte SAB de CV Series O	2,066,481	11,367
Grupo Financiero Inbursa SAB de CV Series O	1,507,704	2,730
Mexichem SAB de CV	2,102,235	4,719
		58,599
Pakistan (1.2%)
Lucky Cement Ltd.	864,000	4,059
United Bank Ltd.	4,266,800	6,317
		10,376
Panama (0.2%)
Copa Holdings SA, Class A (b)	39,756	1,919
Peru (0.9%)
Credicorp Ltd.	80,222	7,807
Philippines (4.2%)
BDO Unibank, Inc.	1,637,000	3,641
DMCI Holdings, Inc.	12,782,800	3,737
International Container Terminal Services, Inc.	1,640,270	2,446
LT Group, Inc.	12,804,800	4,012
Metro Pacific Investments Corp.	52,206,900	5,759
Metropolitan Bank & Trust Co.	4,359,987	7,458
SM Investments Corp.	443,130	8,117
		35,170
Poland (3.6%)
Bank Pekao SA	134,085	4,889
CCC SA	127,866	4,501
Eurocash SA	295,162	3,637
Jeronimo Martins SGPS SA	500,386	6,501
LPP SA	2,040	2,883
PKP Cargo SA	219,984	3,834
Polski Koncern Naftowy Orlen SA	260,454	4,475
		30,720
Russia (2.0%)
Mail.ru Group Ltd. GDR (a)	287,251	6,459
X5 Retail Group N.V. GDR (a)	237,671	4,505
Yandex N.V., Class A (a)	365,594	5,747
		16,711
South Africa (6.4%)
Life Healthcare Group Holdings Ltd.	1,868,484	4,219
Mondi PLC	425,131	8,448
MTN Group Ltd.	663,225	5,686
Naspers Ltd., Class N	114,582	15,666
Sasol Ltd.	207,299	5,584
Steinhoff International Holdings N.V. H Shares (b)	1,535,937	7,797
Vodacom Group Ltd.	699,976	6,889
		54,289
	Shares	Value (000)
Taiwan (10.6%)
Advanced Semiconductor Engineering, Inc.	6,092,000	$6,963
Advanced Semiconductor Engineering, Inc. ADR	62,313	353
Catcher Technology Co., Ltd.	790,000	6,615
Chailease Holding Co., Ltd.	2,763,261	4,746
Delta Electronics, Inc.	1,113,557	5,226
Eclat Textile Co., Ltd.	425,867	5,865
Formosa Plastics Corp.	976,000	2,280
Fubon Financial Holding Co., Ltd.	3,888,490	5,285
Hermes Microvision, Inc.	60,155	2,177
Hon Hai Precision Industry Co., Ltd.	4,346,000	10,630
PChome Online, Inc.	231,000	2,298
Pegatron Corp.	2,341,000	5,089
Taiwan Mobile Co., Ltd.	1,044,000	3,172
Taiwan Semiconductor Manufacturing Co., Ltd.	4,958,205	21,395
Uni-President Enterprises Corp.	4,517,290	7,527
		89,621
Thailand (2.3%)
Advanced Info Service PCL (Foreign) (b)	1,100,100	4,611
DKSH Holding AG (a)(b)	93,320	5,850
Land and Houses PCL (Foreign) (b)	11,940,040	3,126
Minor International PCL (Foreign)	4,486,770	4,483
Total Access Communication PCL (Foreign) (b)	996,500	824
Total Access Communication PCL NVDR (b)	464,800	385
		19,279
Turkey (1.0%)
Arcelik AS	864,078	4,136
Ulker Biskuvi Sanayi AS	664,864	4,012
		8,148
United States (0.6%)
Yum! Brands, Inc. (b)	74,604	5,450
Total Common Stocks (Cost $783,365)		824,065
Investment Company (0.5%)
Thailand (0.5%)
BTS Rail Mass Transit Growth Infrastructure Fund (Foreign) (Units) (f) (Cost $5,698)	15,447,036	4,373
	No. of Rights
Right (0.0%)
Brazil (0.0%)
Banco Bradesco SA (a) (Cost $—)	34,787	16
Short-Term Investments (5.5%)
Securities held as Collateral on Loaned Securities (3.0%)
Investment Company (2.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G)	21,895,660	21,896

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (0.4%)
Barclays Capital, Inc., (0.32%, dated 12/31/15, due 1/4/16; proceeds $1,280; fully collateralized by a U.S. Government obligation; 1.38% due 2/29/20; valued at $1,306)	$1,280	$1,280
Merrill Lynch & Co., Inc., (0.31%, dated 12/31/15, due 1/4/16; proceeds $2,560; fully collateralized by a U.S. Government agency security; 3.50% due 3/20/45; valued at $2,611)	2,560	2,560
		3,840
Total Securities held as Collateral on Loaned Securities (Cost $25,736)		25,736
	Shares
Investment Company (2.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $21,142)	21,141,956	21,142
Total Short-Term Investments (Cost $46,878)		46,878
Total Investments (103.2%) (Cost $835,941) Including $26,670 of Securities Loaned (g)(h)(i)		875,332
Liabilities in Excess of Other Assets (–3.2%)		(27,368)
Net Assets (100.0%)		$847,964

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2015.

(c)  Security trades on the Hong Kong exchange.

(d)  At December 31, 2015, the Portfolio held a fair valued security valued at approximately $3,114,000, representing 0.4% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(e)  Security has been deemed illiquid at December 31, 2015.

(f)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(g)  Securities are available for collateral in connection with an open foreign currency forward exchange contract.

(h)  The approximate fair value and percentage of net assets, $708,039,000 and 83.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(i)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $845,250,000. The aggregate gross unrealized appreciation is approximately $130,989,000 and the aggregate gross unrealized depreciation is approximately $100,907,000 resulting in net unrealized appreciation of approximately $30,082,000.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

NVDR  Non-Voting Depositary Receipt.

Foreign Currency Forward Exchange Contract:

The Portfolio had the following foreign currency forward exchange contract open at December 31, 2015:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)	Delivery Date	Unrealized Appreciation (000)
UBS AG	EUR	21,810	$23,836	1/21/16	$124

EUR  —  Euro

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	63.6%
Banks	16.9
Internet Software & Services	7.8
Tech Hardware, Storage & Peripherals	6.3
Wireless Telecommunication Services	5.4
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2015.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include an open foreign currency forward exchange contract with unrealized appreciation of approximately $124,000.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Emerging Markets Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $792,903)	$832,294
Investment in Security of Affiliated Issuer, at Value (Cost $43,038)	43,038
Total Investments in Securities, at Value (Cost $835,941)	875,332
Foreign Currency, at Value (Cost $542)	519
Cash	1,815
Dividends Receivable	640
Receivable for Portfolio Shares Sold	624
Receivable for Investments Sold	189
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	124
Tax Reclaim Receivable	107
Receivable from Affiliate	6
Other Assets	97
Total Assets	879,453
Liabilities:
Collateral on Securities Loaned, at Value	27,551
Payable for Advisory Fees	2,020
Payable for Portfolio Shares Redeemed	679
Payable for Investments Purchased	653
Payable for Custodian Fees	206
Payable for Sub Transfer Agency Fees — Class I	137
Payable for Sub Transfer Agency Fees — Class A	4
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Directors' Fees and Expenses	76
Payable for Administration Fees	58
Payable for Professional Fees	24
Payable for Transfer Agency Fees — Class I	4
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Shareholder Services Fees — Class A	4
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Deferred Capital Gain Country Tax	2
Other Liabilities	70
Total Liabilities	31,489
Net Assets	$847,964
Net Assets Consist Of:
Paid-in-Capital	$864,919
Distributions in Excess of Net Investment Income	(3,288)
Accumulated Net Realized Loss	(53,106)
Unrealized Appreciation (Depreciation) on:
Investments	39,391
Foreign Currency Forward Exchange Contracts	124
Foreign Currency Translations	(76)
Net Assets	$847,964

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Emerging Markets Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2015 (000)
CLASS I:
Net Assets	$531,194
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	26,991,981
Net Asset Value, Offering and Redemption Price Per Share	$19.68
CLASS A:
Net Assets	$19,065
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	993,402
Net Asset Value, Redemption Price Per Share	$19.19
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.06
Maximum Offering Price Per Share	$20.25
CLASS L:
Net Assets	$226
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	11,899
Net Asset Value, Offering and Redemption Price Per Share	$18.98
CLASS C:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	543
Net Asset Value, Offering and Redemption Price Per Share	$18.95
CLASS IS:
Net Assets	$297,469
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	15,115,583
Net Asset Value, Offering and Redemption Price Per Share	$19.68
(1) Including: Securities on Loan, at Value:	$26,670

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Emerging Markets Portfolio

Statement of Operations	Year Ended December 31, 2015 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $2,622 of Foreign Taxes Withheld)	$18,514
Income from Securities Loaned — Net	172
Dividends from Security of Affiliated Issuer (Note G)	48
Interest from Securities of Unaffiliated Issuers (Net of $—@ of Foreign Taxes Withheld)	— @
Total Investment Income	18,734
Expenses:
Advisory Fees (Note B)	11,275
Custodian Fees (Note F)	871
Administration Fees (Note C)	784
Sub Transfer Agency Fees — Class I	571
Sub Transfer Agency Fees — Class A	31
Sub Transfer Agency Fees — Class L	— @
Professional Fees	148
Registration Fees	73
Shareholder Services Fees — Class A (Note D)	60
Distribution and Shareholder Services Fees — Class L (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Shareholder Reporting Fees	51
Directors' Fees and Expenses	25
Transfer Agency Fees — Class I (Note E)	14
Transfer Agency Fees — Class A (Note E)	5
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	2
Pricing Fees	13
Other Expenses	28
Total Expenses	13,956
Waiver of Advisory Fees (Note B)	(1,902)
Reimbursement of Class Specific Expenses — Class I (Note B)	(94)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(27)
Net Expenses	11,928
Net Investment Income	6,806
Realized Gain (Loss):
Investments Sold (Net of $151 of Capital Gain Country Tax)	(41,250)
Foreign Currency Forward Exchange Contracts	1,704
Foreign Currency Transactions	(1,626)
Net Realized Loss	(41,172)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $2,299)	(64,607)
Foreign Currency Forward Exchange Contracts	(815)
Foreign Currency Translations	187
Net Change in Unrealized Appreciation (Depreciation)	(65,235)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(106,407)
Net Decrease in Net Assets Resulting from Operations	$(99,601)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Emerging Markets Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$6,806	$8,096
Net Realized Gain (Loss)	(41,172)	42,856
Net Change in Unrealized Appreciation (Depreciation)	(65,235)	(97,002)
Net Decrease in Net Assets Resulting from Operations	(99,601)	(46,050)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(4,657)	(5,547)
Net Realized Gain	—	(32,704)
Class A:
Net Investment Income	(96)	(129)
Net Realized Gain	—	(1,451)
Class L:
Net Investment Income	(1)	(1)
Net Realized Gain	—	(15)
Class C:
Net Investment Income	(— @)	—
Class IS:
Net Investment Income	(2,842)	(3,017)
Net Realized Gain	—	(16,464)
Total Distributions	(7,596)	(59,328)
Capital Share Transactions:(1)
Class I:
Subscribed	69,057	93,404
Distributions Reinvested	4,608	38,190
Redeemed	(119,585)	(533,963)
Class A:
Subscribed	6,118	10,567
Distributions Reinvested	94	1,559
Redeemed	(11,629)	(18,172)
Class L:
Subscribed	106	127
Distributions Reinvested	— @	16
Redeemed	(57)	(101)
Class C:
Subscribed	12 *	—
Class IS:
Subscribed	38,438	354,909
Distributions Reinvested	2,841	19,481
Redeemed	(31,338)	(28,889)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(41,335)	(62,872)
Redemption Fees	19	33
Total Decrease in Net Assets	(148,513)	(168,217)
Net Assets:
Beginning of Period	996,477	1,164,694
End of Period (Including Distributions in Excess of Net Investment Income of $(3,288) and $(3,063))	$847,964	$996,477

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Emerging Markets Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	3,093	3,832
Shares Issued on Distributions Reinvested	225	1,753
Shares Redeemed	(5,446)	(22,273)
Net Decrease in Class I Shares Outstanding	(2,128)	(16,688)
Class A:
Shares Subscribed	293	438
Shares Issued on Distributions Reinvested	5	73
Shares Redeemed	(542)	(766)
Net Decrease in Class A Shares Outstanding	(244)	(255)
Class L:
Shares Subscribed	5	5
Shares Issued on Distributions Reinvested	— @@	1
Shares Redeemed	(3)	(5)
Net Increase in Class L Shares Outstanding	2	1
Class C:
Shares Subscribed	1 *	—
Class IS:
Shares Subscribed	1,728	14,962
Shares Issued on Distributions Reinvested	139	895
Shares Redeemed	(1,435)	(1,174)
Net Increase in Class IS Shares Outstanding	432	14,683

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  For the period April 30, 2015 through December 31, 2015.
The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Emerging Markets Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2015		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$22.13		$24.64	$25.94	$21.73	$27.14
Income (Loss) from Investment Operations:
Net Investment Income†	0.15		0.17	0.20	0.19	0.22
Net Realized and Unrealized Gain (Loss)	(2.43)		(1.30)	(0.44)	4.19	(5.22)
Total from Investment Operations	(2.28)		(1.13)	(0.24)	4.38	(5.00)
Distributions from and/or in Excess of:
Net Investment Income	(0.17)		(0.20)	(0.20)	(0.17)	—
Net Realized Gain	—		(1.18)	(0.86)	—	(0.41)
Total Distributions	(0.17)		(1.38)	(1.06)	(0.17)	(0.41)
Redemption Fees	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$19.68		$22.13	$24.64	$25.94	$21.73
Total Return++	(10.33)%		(4.47)%	(0.80)%	20.19%	(18.41)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$531,194		$644,537	$1,128,618	$1,278,837	$1,198,857
Ratio of Expenses to Average Net Assets (1)	1.24	%+^^	1.25%+	1.24%+	1.28%+^	1.48%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A	1.24%+	N/A	N/A
Ratio of Net Investment Income to Average Net Assets (1)	0.68	%+	0.68%+	0.79%+	0.80%+^	0.86%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.01%	0.01%	0.01%
Portfolio Turnover Rate	40%		43%	49%	47%	60%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.45%		1.52%	1.51%	1.49%	N/A
Net Investment Income to Average Net Assets	0.47%		0.41%	0.52%	0.59%	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.20% for Class I shares. Prior to September 30, 2015, the maximum ratio was 1.25% for Class I shares.

^  Effective March 1, 2012, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class I shares. Prior to March 1, 2012, the maximum ratio was 1.65% for Class I shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Emerging Markets Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2015		2014	2013		2012	2011
Net Asset Value, Beginning of Period	$21.57		$24.02	$25.31		$21.20	$26.56
Income (Loss) from Investment Operations:
Net Investment Income†	0.07		0.11	0.12		0.14	0.15
Net Realized and Unrealized Gain (Loss)	(2.36)		(1.28)	(0.42)		4.07	(5.10)
Total from Investment Operations	(2.29)		(1.17)	(0.30)		4.21	(4.95)
Distributions from and/or in Excess of:
Net Investment Income	(0.09)		(0.10)	(0.13)		(0.10)	—
Net Realized Gain	—		(1.18)	(0.86)		—	(0.41)
Total Distributions	(0.09)		(1.28)	(0.99)		(0.10)	(0.41)
Redemption Fees	0.00	‡	0.00 ‡	0.00	‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$19.19		$21.57	$24.02		$25.31	$21.20
Total Return++	(10.63)%		(4.77)%	(1.07)%		19.87%	(18.63)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$19,065		$26,701	$35,863		$40,824	$46,521
Ratio of Expenses to Average Net Assets (1)	1.56	%+^^^	1.57%+	1.52	%+^^	1.53%+^	1.73%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A	1.52	%+^^	N/A	N/A
Ratio of Net Investment Income to Average Net Assets (1)	0.34	%+	0.45%+	0.49	%+	0.61%+^	0.61%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.01%		0.01%	0.01%
Portfolio Turnover Rate	40%		43%	49%		47%	60%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.76%		1.82%	1.78%		1.74%	N/A
Net Investment Income to Average Net Assets	0.14%		0.20%	0.23%		0.40%	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^^  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.55% for Class A shares. Prior to September 30, 2015, the maximum ratio was 1.60% for Class A shares.

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.60% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.50% for Class A shares.

^  Effective March 1, 2012, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.50% for Class A shares. Prior to March 1, 2012, the maximum ratio was 1.90% for Class A shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Emerging Markets Portfolio

	Class L
	Year Ended December 31,					Period from April 27, 2012^ to
Selected Per Share Data and Ratios	2015		2014	2013		December 31, 2012
Net Asset Value, Beginning of Period	$21.39		$23.91	$25.27		$23.85
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.04)		(0.05)	(0.05)		0.04
Net Realized and Unrealized Gain (Loss)	(2.33)		(1.23)	(0.37)		1.44
Total from Investment Operations	(2.37)		(1.28)	(0.42)		1.48
Distributions from and/or in Excess of:
Net Investment Income	(0.04)		(0.06)	(0.08)		(0.06)
Net Realized Gain	—		(1.18)	(0.86)		—
Total Distributions	(0.04)		(1.24)	(0.94)		(0.06)
Redemption Fees	0.00	‡	0.00 ‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$18.98		$21.39	$23.91		$25.27
Total Return++	(11.11)%		(5.26)%	(1.56)%		6.20	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$226		$210	$203		$11
Ratio of Expenses to Average Net Assets (1)	2.09	%+^^^	2.10%+	2.03	%+^^	1.99	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A	2.03	%+^^	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.19	)%+	(0.21)%+	(0.18	)%+	0.27	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.01%		0.01	%*
Portfolio Turnover Rate	40%		43%	49%		47	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.78%		2.97%	2.54%		2.28	%*
Net Investment Loss to Average Net Assets	(0.88)%		(1.08)%	(0.69)%		(0.02	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^^  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.05% for Class L shares. Prior to September 30, 2015, the maximum ratio was 2.10% for Class L shares.

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.00% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Emerging Markets Portfolio

	Class C
Selected Per Share Data and Ratios	Period from April 30, 2015^ to December 31, 2015
Net Asset Value, Beginning of Period	$23.16
Loss from Investment Operations:
Net Investment Loss†	(0.03)
Net Realized and Unrealized Gain	(4.14)
Total from Investment Operations	(4.17)
Distributions from and/or in Excess of:
Net Investment Income	(0.04)
Redemption Fees	0.00	‡
Net Asset Value, End of Period	$18.95
Total Return++	(18.03	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratios of Expenses to Average Net Assets (1)	2.33	%+^^*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.23	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	40%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	22.89	%*
Net Investment Loss to Average Net Assets	(20.79	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.30% for Class C shares. Prior to September 30, 2015, the maximum ratio was 2.35% for Class C shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Emerging Markets Portfolio

	Class IS
	Year Ended December 31,			Period from September 13, 2013^ to
Selected Per Share Data and Ratios	2015		2014	December 31, 2013
Net Asset Value, Beginning of Period	$22.14		$24.64	$24.92
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.17		0.22	(0.01)
Net Realized and Unrealized Gain (Loss)	(2.44)		(1.32)	0.46
Total from Investment Operations	(2.27)		(1.10)	0.45
Distributions from and/or in Excess of:
Net Investment Income	(0.19)		(0.22)	(0.14)
Net Realized Gain	—		(1.18)	(0.59)
Total Distributions	(0.19)		(1.40)	(0.73)
Redemption Fees	0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$19.68		$22.14	$24.64
Total Return++	(10.29)%		(4.36)%	1.85	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$297,469		$325,029	$10
Ratio of Expenses to Average Net Assets (1)	1.16	%+^^^	1.18%+	1.17	%+^^*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A	1.17	%+^^*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.75	%+	0.89%+	(0.21	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.01	%*
Portfolio Turnover Rate	40%		43%	49	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.35%		1.42%	6.65	%*
Net Investment Income (Loss) to Average Net Assets	0.56%		0.65%	(5.69	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^^  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class IS shares. Prior to September 30, 2015, the maximum ratio was 1.18% for Class IS shares.

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.18% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

The Portfolio offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Portfolio commenced offering Class C shares and suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$—	$5,540	$—	$5,540
Airlines	1,919	—	—	1,919
Automobiles	—	17,673	—	17,673
Banks	21,904	121,571	—	143,475
Beverages	18,421	1,189	—	19,610
Chemicals	4,719	7,635	—	12,354
Construction & Engineering	—	9,307	—	9,307
Construction Materials	9,863	14,130	—	23,993
Consumer Finance	—	8,380	—	8,380

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Diversified Consumer Services	$4,581	$—	$—	$4,581
Diversified Financial Services	—	19,913	—	19,913
Diversified Telecommunication Services	—	12,359	—	12,359
Electronic Equipment, Instruments & Components	—	15,856	—	15,856
Food & Staples Retailing	—	18,898	—	18,898
Food Products	—	27,467	—	27,467
Health Care Providers & Services	—	4,219	—	4,219
Hotels, Restaurants & Leisure	5,450	5,701	—	11,151
Household Durables	7,797	12,084	—	19,881
Independent Power Producers & Energy Traders	—	2,330	—	2,330
Industrial Conglomerates	7,573	21,531	—	29,104
Insurance	—	26,975	—	26,975
Internet & Catalog Retail	5,562	—	—	5,562
Internet Software & Services	18,410	47,531	—	65,941
Machinery	2,434	12,347	—	14,781
Media	—	18,875	—	18,875
Multi-line Retail	3,926	12,534	—	16,460
Oil, Gas & Consumable Fuels	—	20,905	—	20,905
Paper & Forest Products	—	8,448	—	8,448
Personal Products	—	18,938	—	18,938
Pharmaceuticals	—	15,194	3,114	18,308
Professional Services	—	5,850	—	5,850
Real Estate Management & Development	—	9,431	—	9,431
Road & Rail	—	3,834	—	3,834
Semiconductors & Semiconductor Equipment	353	30,535	—	30,888
Software	—	5,535	—	5,535
Specialty Retail	—	4,964	—	4,964
Tech Hardware, Storage & Peripherals	—	53,648	—	53,648
Textiles, Apparel & Luxury Goods	—	31,537	—	31,537
Trading Companies & Distributors	—	2,593	—	2,593
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Transportation Infrastructure	$—	$6,361	$—	$6,361
Wireless Telecommunication Services	—	46,221	—	46,221
Total Common Stocks	112,912	708,039	3,114	824,065
Investment Company	—	4,373	—	4,373
Right	—	16	—	16
Short-Term Investments
Investment Company	43,038	—	—	43,038
Repurchase Agreements	—	3,840	—	3,840
Total Short-Term Investments	43,038	3,840	—	46,878
Foreign Currency Forward Exchange Contract	—	124	—	124
Total Assets	$155,950	$716,392	$3,114	$875,456

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2015, securities with a total value of approximately $3,114,000 transferred from Level 2 to Level 3. Securities that were valued using other significant observable inputs at December 31, 2014 were valued using significant unobservable inputs at December 31, 2015. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their level 2 classification.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stock (000)
Beginning Balance	$—
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	3,114
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$3,114
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2015	$—

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2015. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at December 31, 2015 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Pharmaceuticals
Common Stock	$3,114	Market Transaction Method	Precedent Transaction	$0.23		$0.23		$0.23		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.5%		16.5%		16.5%		Decrease
			Long-Term Growth Rate	2.0%		3.0%		2.5%		Increase
		Market Comparable Companies	Enterprise Value/ EBITDA	11.5	x	15.8	x	11.5	x	Increase
			Discount for Lack of Marketability/Company Specific Risk	30.0%		30.0%		30.0%		Decrease

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2015.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contract	Unrealized Appreciation on Foreign Currency Forward Exchange Contract	Currency Risk	$124

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2015 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$1,704
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(815)

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

At December 31, 2015, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Foreign Currency Forward Exchange Contract	$124	$—

(a) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
UBS AG	$124	$—	$—	$124

For the year ended December 31, 2015, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contract:
Average monthly principal amount	$43,640,000

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$26,670	(b)	$—	$(26,670	)(c)(d)	$0

(b) Represents market value of loaned securities at period end.

(c) The Portfolio received cash collateral of approximately $27,551,000, of which approximately $25,736,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2015, there was uninvested cash of approximately $1,815,000, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $209,000 in the form of U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(d) The actual collateral received is greater than the amount shown here due to overcollateralization.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures". ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$27,551	$—	$—	$—	$27,551
Total Borrowings	$27,551	$—	$—	$—	$27,551
Gross amount of recognized liabilities for securities lending transactions					$27,551

7.  Redemption Fees: The Portfolio will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Next $1.5 billion	Over $2.5 billion
1.25%	1.20%	1.15%	1.00%

Effective September 30, 2015, the Portfolio's annual rate based on the daily net assets was reduced and is as follows:

First $500 million	Next $500 million	Next $1.5 billion	Over $2.5 billion
0.95%	0.85%	0.80%	0.75%

For the year ended December 31, 2015, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.95% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25% for Class I shares, 1.60% for Class A shares, 2.10% for Class L shares, 2.35% for Class C shares and 1.18% for Class IS shares. Effective September 30, 2015, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses will not exceed 1.20% for Class I shares, 1.55% for Class A shares, 2.05% for Class L shares, 2.30% for Class C shares and 1.10% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2015, approximately $1,902,000 of advisory fees were waived and approximately $99,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Advisers and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $376,549,000 and $418,825,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2015, advisory fees paid were reduced by approximately $27,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2015 (000)
$58,143	$220,817	$235,922	$48	$43,038

During the year ended December 31, 2015, the Portfolio incurred approximately $31,000 in brokerage commissions with

Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator, Sub-Advisers and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

ordinary income for tax purposes. The tax character of distributions paid during fiscal 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$7,596	$—	$8,694	$50,634

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$565	$(565)	$—

At December 31, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$111	$—

At December 31, 2015, the Portfolio had available for Federal income tax purposes unused short-term capital losses of approximately $33,080,000 and long-term capital losses of approximately $13,941,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Other: At December 31, 2015, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 72.9%.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2016

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2015. For corporate shareholders, 1.7% of the dividends qualified for the dividends received deduction.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2015. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $10,135,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $2,539,000 and has derived net income from sources within foreign countries amounting to approximately $20,650,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Director 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

39

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2016 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMANN
1407474 EXP. 02.28.17

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Leaders Portfolio

Annual Report

December 31, 2015

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	9
Statement of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	23
Federal Tax Notice	24
U.S. Privacy Policy	25
Director and Officer Information	28

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Emerging Markets Leaders Portfolio (the "Portfolio") performed during the period ended December 31, 2015.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2016

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Expense Example (unaudited)

Emerging Markets Leaders Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Leaders Portfolio Class I	$1,000.00	$931.30	$1,019.46	$5.55	$5.80	1.14%
Emerging Markets Leaders Portfolio Class A	1,000.00	929.80	1,017.39	7.54	7.88	1.55
Emerging Markets Leaders Portfolio Class C	1,000.00	925.30	1,013.61	11.16	11.67	2.30
Emerging Markets Leaders Portfolio Class IS	1,000.00	930.50	1,019.56	5.45	5.70	1.12

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited)

Emerging Markets Leaders Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the period since the Portfolio's launch on January 5, 2015 through December 31, 2015, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –4.26%, net of fees. The Portfolio's Class I shares outperformed the Portfolio's benchmark, the MSCI Emerging Markets Net Index (the "Index"), which returned –13.52%, for the same period.

Factors Affecting Performance

•  Emerging markets equities underperformed developed market equities in 2015. Over the course of the year, markets grew increasingly concerned about China's slowing economy and waning liquidity with the Federal Reserve interest rate hike looming, both of which put downward pressure on global growth. While commodity prices declined, providing a windfall to the consumer, corporate profits hit multi-year lows. Markets that suffered the most in 2015 were commodity exporters such as Colombia, Peru, Brazil and South Africa. Political issues in Greece, Brazil, Turkey and Poland also weighed heavily on markets.

•  In the Portfolio, the top contributors to performance over the reporting period were holdings in a Portugal-based supermarket retailer, a Hong Kong-based suitcase retailer and a Belgium-based beer maker.

•  The largest detractors from performance included holdings in a Peruvian financial company, a Russian retailer and a South African hospital operator.

Management Strategies

•  The outlook for emerging markets continues to be challenged. Our Portfolio is steadfastly focusing on what we believe are pockets of sustainable long-term growth even within a slow growth emerging world. Our stock picking discipline, which revolves around companies with what we consider visible steady growth and respect for return on capital employed, remains unchanged.

*  Minimum Investment for Class I shares

**  Commenced Operations on June 30, 2011. Performance shown for the Portfolio's Class I shares reflects the performance of the Morgan Stanley Emerging Markets Leaders Fund (Cayman) LP, a private fund managed by the Adviser for periods prior to close of business on January 5, 2015, when the Portfolio acquired substantially all of the assets and liabilities of the Private Fund in exchange for shares of the Portfolio (the "Emerging Markets Leaders Reorganization").

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited) (cont'd)

Emerging Markets Leaders Portfolio

Performance Compared to the MSCI Emerging Markets Net Index(1) the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2015 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	–7.27%	—	—	0.52%
Portfolio — Class A Shares w/o sales charges(4)	–7.60	—	—	0.44
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	–12.48	—	—	–0.75
Portfolio — Class C Shares w/o sales charges(5)	—	—	—	–10.61
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(5)	—	—	—	–11.50
Portfolio — Class IS Shares w/o sales charges(4)	–7.26	—	—	0.52
MSCI Emerging Markets Net Index	–14.92	—	—	–5.50
Lipper Emerging Market Funds Index	–14.50	—	—	–4.78

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 23 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Pursuant to an agreement and plan of reorganization, between Morgan Stanley Institutional Fund, Inc., on behalf of the Portfolio, and Morgan Stanley Emerging Markets Leaders Fund (Cayman) LP, a private fund managed by the Adviser (the "Private Fund"), following close of business on January 5, 2015, the Portfolio acquired substantially all of the assets and liabilities of the Private Fund in exchange for shares of the Portfolio (the "Emerging Markets Leaders Reorganization"). The Private Fund commenced operations on June 30, 2011. The Portfolio adopted the performance history of the Private Fund. Performance shown for the Portfolio's Class I, Class A and Class IS shares reflects the performance of the limited partnership interests of the Private Fund, adjusted to reflect any applicable sales charge of the Class, but not adjusted for any other differences in expenses. If adjusted for other expenses, returns would be different.

(5)  Commenced offering on April 30, 2015.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments

Emerging Markets Leaders Portfolio

	Shares	Value (000)
Common Stocks (82.2%)
Belgium (5.5%)
Anheuser-Busch InBev N.V.	13,165	$1,626
Brazil (1.3%)
BRF SA	27,804	388
China (5.0%)
Tencent Holdings Ltd. (a)	76,100	1,485
Hong Kong (14.1%)
AIA Group Ltd.	305,600	1,820
Samsonite International SA	783,900	2,352
		4,172
Indonesia (8.0%)
Bank Mandiri Persero Tbk PT	1,118,000	742
Link Net Tbk PT (b)	1,314,500	378
Matahari Department Store Tbk PT	382,700	483
Sumber Alfaria Trijaya Tbk PT	17,871,691	753
		2,356
Korea, Republic of (2.7%)
Orion Corp. (b)	799	790
Mexico (7.9%)
Fomento Economico Mexicano SAB de CV ADR	15,593	1,440
Grupo Financiero Banorte SAB de CV Series O	162,618	895
		2,335
Peru (3.9%)
Credicorp Ltd.	12,010	1,169
Philippines (2.4%)
BDO Unibank, Inc.	316,880	705
Poland (4.3%)
Jeronimo Martins SGPS SA	97,652	1,269
South Africa (12.5%)
Famous Brands Ltd.	121,941	1,023
Life Healthcare Group Holdings Ltd.	437,536	988
Naspers Ltd., Class N	5,156	705
SABMiller PLC	16,169	968
		3,684
Taiwan (1.8%)
Poya International Co., Ltd.	58,000	535
Thailand (4.3%)
DKSH Holding AG (b)	20,360	1,276
Turkey (0.5%)
Ulker Biskuvi Sanayi AS	26,277	159
United Kingdom (3.6%)
British American Tobacco PLC	18,964	1,053
United States (4.4%)
Yum! Brands, Inc.	17,919	1,309
Total Common Stocks (Cost $25,987)		24,311
Participation Notes (14.4%)
India (14.4%)
Bank of Baroda, Equity Linked Notes, expires 12/16/16 (b)	123,000	289
	Shares	Value (000)
Bata India Ltd., Equity Linked Notes, expires 10/21/16 (b)	61,805	$486
Bata India Ltd., Equity Linked Notes, expires 6/4/18 (b)	45,730	360
Colgate-Palmolive India Ltd., Equity Linked Notes, expires 7/18/19 (b)	39,115	574
Hero Motorcorp Ltd., Equity Linked Notes, expires 11/9/16 (b)	7,663	311
Ipca Laboratories Ltd., Equity Linked Notes, expires 2/5/16 (b)	18,743	210
Ipca Laboratories Ltd., Equity Linked Notes, expires 8/18/16 (b)	57,554	643
Marico Ltd., Equity Linked Notes, expires 1/9/20 (b)	134,718	460
Marico Ltd., Equity Linked Notes, expires 6/10/20 (b)	26,008	89
Shriram Transport Finance Co., Ltd., Equity Linked Notes, expires 10/31/16 (b)	66,377	858
Total Participation Notes (Cost $4,578)		4,280
Short-Term Investment (3.6%)
Investment Company (3.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $1,066)	1,065,584	1,066
Total Investments (100.2%) (Cost $31,631) (c)(d)		29,657
Liabilities in Excess of Other Assets (–0.2%)		(71)
Net Assets (100.0%)		$29,586

(a)  Security trades on the Hong Kong exchange.

(b)  Non-income producing security.

(c)  The approximate fair value and percentage of net assets, $19,498,000 and 65.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(d)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $31,631,000. The aggregate gross unrealized appreciation is approximately $717,000 and the aggregate gross unrealized depreciation is approximately $2,691,000 resulting in net unrealized depreciation of approximately $1,974,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	38.0%
Beverages	13.6
Banks	11.8
Textiles, Apparel & Luxury Goods	10.8
Hotels, Restaurants & Leisure	7.9
Food & Staples Retailing	6.8
Insurance	6.1
Internet Software & Services	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Emerging Markets Leaders Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $30,565)	$28,591
Investment in Security of Affiliated Issuer, at Value (Cost $1,066)	1,066
Total Investments in Securities, at Value (Cost $31,631)	29,657
Foreign Currency, at Value (Cost $29)	29
Due from Adviser	35
Receivable for Investments Sold	26
Tax Reclaim Receivable	12
Prepaid Offering Costs	3
Dividends Receivable	2
Receivable from Affiliate	—	@
Other Assets	39
Total Assets	29,803
Liabilities:
Payable for Investments Purchased	158
Payable for Professional Fees	21
Deferred Capital Gain Country Tax	14
Payable for Custodian Fees	11
Payable for Administration Fees	2
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Reorganization Expense	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Other Liabilities	10
Total Liabilities	217
Net Assets	$29,586
Net Assets Consist Of:
Paid-in-Capital	$32,395
Distributions in Excess of Net Investment Income	(223)
Accumulated Net Realized Loss	(612)
Unrealized Appreciation (Depreciation) on:
Investments	(1,974)
Foreign Currency Translations	(—	@)
Net Assets	$29,586

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Emerging Markets Leaders Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2015 (000)
CLASS I:
Net Assets	$13,379
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,415,957
Net Asset Value, Offering and Redemption Price Per Share	$9.45
CLASS A:
Net Assets	$182
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	19,350
Net Asset Value, Redemption Price Per Share	$9.43
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.52
Maximum Offering Price Per Share	$9.95
CLASS C:
Net Assets	$100
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	10,576
Net Asset Value, Offering and Redemption Price Per Share	$9.42
CLASS IS:
Net Assets	$15,925
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,684,688
Net Asset Value, Offering and Redemption Price Per Share	$9.45

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Emerging Markets Leaders Portfolio

Statement of Operations	Period from January 5, 2015^ to December 31, 2015 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $42 of Foreign Taxes Withheld)	$480
Dividends from Security of Affiliated Issuer (Note G)	3
Total Investment Income	483
Expenses:
Offering Costs	265
Advisory Fees (Note B)	238
Professional Fees	106
Custodian Fees (Note F)	40
Administration Fees (Note C)	21
Registration Fees	16
Shareholder Reporting Fees	12
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Pricing Fees	3
Directors' Fees and Expenses	1
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	1
Sub Transfer Agency Fees — Class I	— @
Sub Transfer Agency Fees — Class A	— @
Sub Transfer Agency Fees — Class C	— @
Other Expenses	16
Total Expenses	725
Waiver of Advisory Fees (Note B)	(238)
Expenses Reimbursed by Adviser (Note B)	(180)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	302
Net Investment Income	181
Realized Loss:
Investments Sold	(601)
Foreign Currency Transactions	(22)
Futures Contracts	(10)
Net Realized Loss	(633)
Change in Unrealized Appreciation (Depreciation):
Investments	(1,974)
Foreign Currency Translations	(— @)
Net Change in Unrealized Appreciation (Depreciation)	(1,974)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(2,607)
Net Decrease in Net Assets Resulting from Operations	$(2,426)

^  Date of Reorganization.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Emerging Markets Leaders Portfolio

Statement of Changes in Net Assets	Period from January 5, 2015^ to December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$181
Net Realized (Loss)	(633)
Net Change in Unrealized Appreciation (Depreciation)	(1,974)
Net Decrease in Net Assets Resulting from Operations	(2,426)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(174)
Class A:
Net Investment Income	(2)
Class C:
Net Investment Income	(1)
Class IS:
Net Investment Income	(206)
Total Distributions	(383)
Capital Share Transactions:(1)
Class I:
Subscribed	14,859
Distributions Reinvested	38
Redeemed	(583)
Class A:
Subscribed	195
Distributions Reinvested	1
Redeemed	(7)
Class C:
Subscribed	110 *
Distributions Reinvested	1 *
Class IS:
Subscribed	17,575
Distributions Reinvested	206
Net Increase in Net Assets Resulting from Capital Share Transactions	32,395
Total Increase in Net Assets	29,586
Net Assets:
Beginning of Period	—
End of Period (Including Distributions in Excess of Net Investment Income of $(223))	$29,586
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,472
Shares Issued on Distributions Reinvested	4
Shares Redeemed	(60)
Net Increase in Class I Shares Outstanding	1,416
Class A:
Shares Subscribed	20
Shares Issued on Distributions Reinvested	— @@
Shares Redeemed	(1)
Net Increase in Class A Shares Outstanding	19
Class C:
Shares Subscribed	11 *
Shares Issued on Distributions Reinvested	— @@*
Net Increase in Class C Shares Outstanding	11
Class IS:
Shares Subscribed	1,663
Shares Issued on Distributions Reinvested	22
Net Increase in Class IS Shares Outstanding	1,685

^  Date of Reorganization.

*  For the period April 30, 2015 through December 31, 2015.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Emerging Markets Leaders Portfolio

	Class I
Selected Per Share Data and Ratios	Period from January 5, 2015^ to December 31, 2015
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.06
Net Realized and Unrealized Loss	(0.49)
Total from Investment Operations	(0.43)
Distributions from and/or in Excess of:
Net Investment Income	(0.12)
Net Asset Value, End of Period	$9.45
Total Return++	(4.26	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$13,379
Ratio of Expenses to Average Net Assets (1)	1.14	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.65	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	36%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.80	%*
Net Investment Loss to Average Net Assets	(1.01	)%*

^  Date of Reorganization (close of business).

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Emerging Markets Leaders Portfolio

	Class A
Selected Per Share Data and Ratios	Period from January 5, 2015^ to December 31, 2015
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.02
Net Realized and Unrealized Loss	(0.48)
Total from Investment Operations	(0.46)
Distributions from and/or in Excess of:
Net Investment Income	(0.11)
Net Asset Value, End of Period	$9.43
Total Return++	(4.61	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$182
Ratio of Expenses to Average Net Assets (1)	1.54	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.21	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	36%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.89	%*
Net Investment Loss to Average Net Assets	(4.14	)%*

^  Date of Reorganization (close of business).

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Emerging Markets Leaders Portfolio

	Class C
Selected Per Share Data and Ratios	Period from April 30, 2015^ to December 31, 2015
Net Asset Value, Beginning of Period	$10.61
Loss from Investment Operations:
Net Investment Loss†	(0.06)
Net Realized and Unrealized Loss	(1.07)
Total from Investment Operations	(1.13)
Distributions from and/or in Excess of:
Net Investment Income	(0.06)
Net Asset Value, End of Period	$9.42
Total Return++	(10.61	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$100
Ratio of Expenses to Average Net Assets (1)	2.30	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.85	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	36%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	5.73	%*
Net Investment Loss to Average Net Assets	(4.28	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Emerging Markets Leaders Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from January 5, 2015^ to December 31, 2015
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.07
Net Realized and Unrealized Loss	(0.50)
Total from Investment Operations	(0.43)
Distributions from and/or in Excess of:
Net Investment Income	(0.12)
Net Asset Value, End of Period	$9.45
Total Return++	(4.25	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$15,925
Ratio of Expenses to Average Net Assets (1)	1.12	%+*^^
Ratio of Net Investment Income to Average Net Assets (1)	0.75	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	36%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.65	%*
Net Investment Loss to Average Net Assets	(0.78	)%*

^  Date of Reorganization (close of business).

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class IS shares. Prior to September 30, 2015, the maximum ratio was 1.15% for Class IS shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Leaders Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), and subadvisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek to achieve the Portfolio's investment objective by investing primarily in equity securities of companies located in emerging market countries.

The Portfolio offers four classes of shares — Class I, Class A, Class C and Class IS. On April 30, 2015 the Portfolio commenced offering Class C shares.

Pursuant to an agreement and plan of reorganization, between the Fund, on behalf of the Portfolio, and Morgan Stanley Emerging Markets Leaders Fund (Cayman) LP, a private fund managed by the Adviser (the "Private Fund"), at the close of business on January 5, 2015, the Portfolio acquired substantially all of the assets and liabilities of the Private Fund in exchange for shares of the Portfolio (the "Reorganization"). For financial reporting purposes, the net assets received and shares issued by the Portfolio were recorded at fair value. The investment income and realized and unrealized gain/loss presented in the Statement of Operations represent the revenue and earnings of the Portfolio subsequent to the Reorganization. The partners of the Private Fund were issued 1,104,016 shares of beneficial interest in the Portfolio at a net asset value of $10.00, in exchange for their collective interest in the Private Fund, totaling $11,040,160 in net assets. The Private Fund commenced operations on June 30, 2011, and had an investment objective, policies, and strategies that were, in all material respects, the same as those of the Portfolio, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Portfolio. However, the Private Fund was not registered as an investment company under the Act, and therefore was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the Act and the Internal Revenue Code of 1986, as amended (the "Code"), which, if applicable, may have adversely affected its performance.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (4) futures are valued at the latest price published by the commodities exchange on which they trade; (5) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (8) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts,

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$2,064	$1,447	$—	$3,511
Beverages	1,440	2,594	—	4,034
Diversified Telecommunication Services	—	378	—	378
Food & Staples Retailing	—	2,022	—	2,022
Food Products	—	1,337	—	1,337
Health Care Providers & Services	—	988	—	988
Hotels, Restaurants & Leisure	1,309	1,023	—	2,332
Insurance	—	1,820	—	1,820
Internet Software & Services	—	1,485	—	1,485
Media	—	705	—	705
Multi-line Retail	—	1,018	—	1,018
Professional Services	—	1,276	—	1,276
Textiles, Apparel & Luxury Goods	—	2,352	—	2,352
Tobacco	—	1,053	—	1,053
Total Common Stocks	4,813	19,498	—	24,311
Participation Notes	—	4,280	—	4,280
Short-Term Investment
Investment Company	1,066	—	—	1,066
Total Assets	$5,879	$23,778	$—	$29,657

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2015, the Portfolio did not have any investments transfer between investment levels. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

5.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with which the Portfolio has open positions in the futures contract.

As of December 31, 2015, the Portfolio did not have any open futures contracts.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2015 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Equity Risk	Futures Contracts	$(10)

For the year ended December 31, 2015, the approximate average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average monthly original value	$247,000

6.  Redemption Fees: The Portfolio will assess a 2% redemption fee on Class I shares, Class A shares, Class C shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statement of Changes in Net Assets.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

For the period ended December 31, 2015, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20% for Class I shares, 1.55% for Class A shares, 2.30% for Class C shares and 1.15% for Class IS shares. Effective September 30, 2015, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses will not exceed 1.10% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least three years from the date of the Reorganization or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the period ended December 31, 2015, approximately $238,000 of advisory fees were waived and approximately $184,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee,

accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Advisers and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $28,470,000 and $8,671,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the period ended December 31, 2015, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the period ended December 31, 2015 is as follows:

Value January 5, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2015 (000)
$—	$30,594	$29,528	$3	$1,066

During the period ended December 31, 2015, the Portfolio incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator, Sub-Advisers and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2015 was as follows:

2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)
$383	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(21)	$21	$—

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

At December 31, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$32	$—

At December 31, 2015, the Portfolio had available for Federal income tax purposes unused short-term capital losses of approximately $606,000 and long-term capital losses of approximately $6,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Other: At December 31, 2015, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 53.8%.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Emerging Markets Leaders Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Leaders Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2015, and the related statements of operations and changes in net assets for the period from January 5, 2015 (date of reorganization) to December 31, 2015, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Leaders Portfolio at December 31, 2015, the results of its operations and changes in its net assets for the period from January 5, 2015 (date of reorganization) to December 31, 2015, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2016

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2015. For corporate shareholders, 4.8% of the dividends qualified for the dividends received deduction.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2015. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $416,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $34,000 and has derived net income from sources within foreign countries amounting to approximately $459,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

32

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2016 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMLANN
1406902 EXP. 02.28.17

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Growth Portfolio

Annual Report

December 31, 2015

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	31
Federal Tax Notice	32
U.S. Privacy Policy	33
Director and Officer Information	36

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Growth Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2016

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Expense Example (unaudited)

Growth Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Growth Portfolio Class I	$1,000.00	$1,030.50	$1,022.03	$3.22	$3.21	0.63%
Growth Portfolio Class A	1,000.00	1,028.30	1,020.06	5.21	5.19	1.02
Growth Portfolio Class L	1,000.00	1,024.80	1,016.74	8.57	8.54	1.68
Growth Portfolio Class C	1,000.00	1,025.10	1,017.09	8.22	8.19	1.61
Growth Portfolio Class IS	1,000.00	1,030.70	1,022.43	2.82	2.80	0.55

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited)

Growth Portfolio

The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the year ended December 31, 2015, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 11.91%, net of fees. The Portfolio's Class I shares outperformed the Portfolio's benchmark, the Russell 1000® Growth Index (the "Index"), which returned 5.67%.

Factors Affecting Performance

•  The broad stock market ended the 12-month period at nearly the same level where it started, masking the considerable gyrations stock prices endured in between. The anticipation of the U.S. Federal Reserve's (Fed) first rate increase, the persistent slide in commodity prices, and global economic weakness, especially in China, weighed on the market throughout the period. Although U.S. economic data were mixed throughout the period, the economy's slow recovery continued, sufficiently that the Fed decided in December to raise its main policy interest rate, after keeping it near zero since December 2008 to stimulate growth.

•  Slowing corporate earnings growth and a record year for merger and acquisition deals dominated the business headlines. Falling oil and raw materials prices caused considerable tumult for share prices in the energy, materials and industrials sectors. Although expectations were that consumer-oriented companies would benefit from consumers spending less at the gas pump, the boost to discretionary spending disappointed as consumers tended to pocket the savings. The U.S. dollar's strength relative to other major currencies, propelled by the Fed's move to a tightening stance while other global central banks were easing, also hurt the profits of U.S. multinational companies. Their foreign sales are worth less when translated back into U.S. dollars, and overseas demand is crimped when U.S. products become more expensive.

•  Although our focus remains on our bottom-up stock selection process, both stock selection and sector allocation had a strongly positive impact on relative performance during the period.

•  The consumer discretionary sector contributed nearly all of the Portfolio's outperformance relative to the Index during this period. Performance was led by a holding in an online retail and cloud computing leader. The company reported strong quarterly results, with revenue and profit growth in both its core retail business and its web services business ahead of Wall Street expectations. Given its brand and scale competitive advantages, we believe the company is well positioned to continue gaining market share.

•  The Portfolio benefited to a much smaller degree from an underweight in the industrials sector, a lack of exposure to the energy sector, stock selection in the financials sector and an overweight position in the information technology sector.

•  Only two sectors detracted from relative performance during the period. The consumer staples sector was the larger detractor, driven primarily by unfavorable stock selection and a small relative loss from an underweight to the sector. A position in a leading single-serve coffee provider was the biggest drag on results in the sector. The company's poor execution around the launch of its 2.0 coffee brewer resulted in weaker-than-expected fundamentals, and both the price point and timeline to launch its new cold beverage system had also disappointed investors. Although the shares spiked in early December on news that the company agreed to be acquired by a privately held company at an 80 percent premium, the stock detracted from performance for the period overall.

•  Stock selection in the health care sector was also disadvantageous to performance during the period. A specialty drug maker led the group lower, as its shares were plagued by growing drug pricing scrutiny across the industry, which we believe has largely been a function of a more politically sensitive environment ahead of the 2016 U.S. presidential elections. During October, the shares declined further due to allegations regarding its relationships and business practices with specialty pharmacies. We eliminated the position during the month, due to our assessment of the relative risk/reward profile.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited) (cont'd)

Growth Portfolio

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers, as was the case during this reporting period. Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio; accordingly, we have had very little turnover in the Portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2015 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Portfolio — Class I Shares w/o sales charges(4)	11.91%	14.70%	9.64%	10.42%
Portfolio — Class A Shares w/o sales charges(5)	11.53	14.41	9.38	9.21
Portfolio — Class A Shares with maximum 5.25% sales charges(5)	5.68	13.18	8.79	8.92
Portfolio — Class L Shares w/o sales charges(6)	10.85	—	—	14.71
Portfolio — Class C Shares w/o sales charges(8)	—	—	—	2.71
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(8)	—	—	—	1.76
Portfolio — Class IS Shares w/o sales charges(7)	11.97	—	—	15.29
Russell 1000® Growth Index	5.67	13.53	8.53	8.64
Lipper Large-Cap Growth Funds Index	5.61	12.17	7.17	8.02

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Large-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on April 2, 1991.

(5)  Commenced offering on January 2, 1996.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited) (cont'd)

Growth Portfolio

(6)  Commenced offering on April 27, 2012.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on April 30, 2015.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments

Growth Portfolio

	Shares	Value (000)
Common Stocks (92.0%)
Automobiles (4.1%)
Tesla Motors, Inc. (a)(b)	619,699	$148,734
Beverages (3.0%)
Monster Beverage Corp. (a)	738,240	109,968
Biotechnology (0.9%)
Alnylam Pharmaceuticals, Inc. (a)	184,894	17,406
Intrexon Corp. (a)(b)	448,885	13,534
		30,940
Consumer Finance (0.7%)
LendingClub Corp. (a)	2,332,499	25,774
Diversified Financial Services (2.6%)
McGraw Hill Financial, Inc.	941,489	92,812
Electrical Equipment (0.5%)
SolarCity Corp. (a)(b)	349,991	17,857
Food & Staples Retailing (1.4%)
Walgreens Boots Alliance, Inc.	602,400	51,297
Food Products (4.5%)
Keurig Green Mountain, Inc.	726,080	65,333
Mead Johnson Nutrition Co.	1,251,958	98,842
		164,175
Health Care Equipment & Supplies (3.9%)
Intuitive Surgical, Inc. (a)	259,045	141,480
Health Care Technology (1.5%)
athenahealth, Inc. (a)	341,232	54,928
Information Technology Services (7.6%)
Mastercard, Inc., Class A	1,694,917	165,017
Visa, Inc., Class A	1,415,554	109,776
		274,793
Internet & Catalog Retail (16.4%)
Amazon.com, Inc. (a)	498,975	337,252
JD.com, Inc. ADR (China) (a)	1,242,902	40,102
Netflix, Inc. (a)	867,625	99,239
Priceline Group, Inc. (The) (a)	92,049	117,358
		593,951
Internet Software & Services (21.2%)
Alibaba Group Holding Ltd. ADR (China) (a)	507,821	41,271
Alphabet, Inc., Class C (a)	235,253	178,529
Facebook, Inc., Class A (a)	2,831,659	296,361
LinkedIn Corp., Class A (a)	650,806	146,483
Twitter, Inc. (a)	4,643,543	107,452
		770,096
Life Sciences Tools & Services (4.9%)
Illumina, Inc. (a)	928,056	178,136
Media (1.8%)
Legend Pictures LLC Ltd. (a)(c)(d)(e) (acquisition cost — $20,782; acquired 10/15/14)	9,806	13,688
Naspers Ltd., Class N (South Africa)	388,003	53,050
		66,738
	Shares	Value (000)
Pharmaceuticals (3.1%)
Zoetis, Inc.	2,329,773	$111,643
Software (7.2%)
Mobileye N.V. (a)(b)	377,869	15,976
Salesforce.com, Inc. (a)	1,593,554	124,935
Splunk, Inc. (a)	569,332	33,483
Workday, Inc., Class A (a)	1,112,630	88,654
		263,048
Tech Hardware, Storage & Peripherals (5.6%)
Apple, Inc.	1,946,885	204,929
Textiles, Apparel & Luxury Goods (1.1%)
Michael Kors Holdings Ltd. (a)	953,885	38,213
Total Common Stocks (Cost $2,057,319)		3,339,512
Preferred Stocks (3.9%)
Electronic Equipment, Instruments & Components (0.5%)
Magic Leap Series C (a)(c)(d)(e) (acquisition cost — $18,812; acquired 12/22/15)	816,725	18,812
Internet & Catalog Retail (3.3%)
Airbnb, Inc. Series D (a)(c)(d)(e) (acquisition cost — $20,638; acquired 4/16/14)	506,928	42,404
Flipkart Online Services Pvt Ltd. Series F (a)(c)(d)(e) (acquisition cost — $15,000; acquired 8/18/14)	207,900	21,615
Uber Techonologies Series G (a)(c)(d)(e) (acquisition cost — $54,173; acquired 12/3/15)	1,110,729	54,173
		118,192
Internet Software & Services (0.1%)
Dropbox, Inc. Series C (a)(c)(d)(e) (acquisition cost — $7,182; acquired 1/30/14)	375,979	5,384
Total Preferred Stocks (Cost $115,805)		142,388
	Notional Amount
Call Option Purchased (0.2%)
Foreign Currency Option (0.2%)
USD/CNY June 2016 @ CNY 6.70, Royal Bank of Scotland (Cost $1,856)	476,779,214	8,225
	Shares
Short-Term Investments (9.1%)
Securities held as Collateral on Loaned Securities (4.9%)
Investment Company (4.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	151,758,866	151,759

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Growth Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (0.7%)
Barclays Capital, Inc., (0.32%, dated 12/31/15, due 1/4/16; proceeds $6,543; fully collateralized by a U.S. Government obligation; 2.00% due 11/30/22; valued at $6,674)	$6,543	$6,543
Merrill Lynch & Co., Inc., (0.31%, dated 12/31/15, due 1/4/16; proceeds $19,017; fully collateralized by a U.S. Government agency security; 4.00% due 11/20/45; valued at $19,397)	19,017	19,017
		25,560
Total Securities held as Collateral on Loaned Securities (Cost $177,319)		177,319
	Shares
Investment Company (4.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $151,070)	151,070,026	151,070
Total Short-Term Investments (Cost $328,389)		328,389
Total Investments (105.2%) (Cost $2,503,369) Including $175,431 of Securities Loaned (f)(g)		3,818,514
Liabilities in Excess of Other Assets (–5.2%)		(188,606)
Net Assets (100.0%)		$3,629,908

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2015.

(c)  Security has been deemed illiquid at December 31, 2015.

(d)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2015 amounts to approximately $156,076,000 and represents 4.3% of net assets.

(e)  At December 31, 2015, the Portfolio held fair valued securities valued at approximately $156,076,000, representing 4.3% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(f)  The approximate fair value and percentage of net assets, $53,050,000 and 1.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(g)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $2,506,215,000. The aggregate gross unrealized appreciation is approximately $1,451,584,000 and the aggregate gross unrealized depreciation is approximately $139,285,000 resulting in net unrealized appreciation of approximately $1,312,299,000.

ADR  —  American Depositary Receipt.

CNY  —  Chinese Yuan Renminbi

USD  —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	38.7%
Internet Software & Services	21.3
Internet & Catalog Retail	19.6
Information Technology Services	7.6
Software	7.2
Tech Hardware, Storage & Peripherals	5.6
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2015.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Growth Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $2,200,540)	$3,515,685
Investments in Securities of Affiliated Issuer, at Value (Cost $302,829)	302,829
Total Investments in Securities, at Value (Cost $2,503,369)	3,818,514
Receivable for Portfolio Shares Sold	3,846
Dividends Receivable	539
Tax Reclaim Receivable	493
Receivable from Affiliate	32
Other Assets	162
Total Assets	3,823,586
Liabilities:
Collateral on Securities Loaned, at Value	177,319
Due to Broker	8,340
Payable for Advisory Fees	3,899
Payable for Portfolio Shares Redeemed	2,507
Payable for Sub Transfer Agency Fees — Class I	158
Payable for Sub Transfer Agency Fees — Class A	342
Payable for Sub Transfer Agency Fees — Class L	57
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	349
Payable for Distribution and Shareholder Services Fees — Class L	57
Payable for Distribution and Shareholder Services Fees — Class C	10
Payable for Administration Fees	248
Payable for Directors' Fees and Expenses	59
Payable for Custodian Fees	31
Payable for Transfer Agency Fees — Class I	7
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	6
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	1
Payable for Professional Fees	13
Other Liabilities	274
Total Liabilities	193,678
Net Assets	$3,629,908
Net Assets Consist Of:
Paid-in-Capital	$2,121,473
Accumulated Net Investment Loss	(671)
Accumulated Net Realized Gain	193,961
Unrealized Appreciation (Depreciation) on:
Investments	1,315,145
Net Assets	$3,629,908

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Growth Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2015 (000)
CLASS I:
Net Assets	$876,660
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	21,679,889
Net Asset Value, Offering and Redemption Price Per Share	$40.44
CLASS A:
Net Assets	$1,630,538
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	41,482,588
Net Asset Value, Redemption Price Per Share	$39.31
Maximum Sales Load	5.25%
Maximum Sales Charge	$2.18
Maximum Offering Price Per Share	$41.49
CLASS L:
Net Assets	$89,277
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,324,245
Net Asset Value, Offering and Redemption Price Per Share	$38.41
CLASS C:
Net Assets	$13,544
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	352,672
Net Asset Value, Offering and Redemption Price Per Share	$38.40
CLASS IS:
Net Assets	$1,019,889
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	25,158,267
Net Asset Value, Offering and Redemption Price Per Share	$40.54
(1) Including: Securities on Loan, at Value:	$175,431

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Growth Portfolio

Statement of Operations	Year Ended December 31, 2015 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $21 of Foreign Taxes Withheld)	$14,540
Income from Securities Loaned — Net	871
Dividends from Security of Affiliated Issuer (Note G)	208
Total Investment Income	15,619
Expenses:
Advisory Fees (Note B)	15,569
Shareholder Services Fees — Class A (Note D)	4,053
Distribution and Shareholder Services Fees — Class L (Note D)	692
Distribution and Shareholder Services Fees — Class C (Note D)	34
Sub Transfer Agency Fees — Class I	514
Sub Transfer Agency Fees — Class A	2,483
Sub Transfer Agency Fees — Class L	228
Sub Transfer Agency Fees — Class C	1
Administration Fees (Note C)	2,873
Shareholder Reporting Fees	461
Transfer Agency Fees — Class I (Note E)	38
Transfer Agency Fees — Class A (Note E)	301
Transfer Agency Fees — Class L (Note E)	26
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	3
Custodian Fees (Note F)	155
Registration Fees	126
Directors' Fees and Expenses	114
Professional Fees	91
Pricing Fees	4
Other Expenses	76
Total Expenses	27,843
Rebate from Morgan Stanley Affiliate (Note G)	(116)
Reimbursement of Class Specific Expenses — Class A (Note B)	(62)
Reimbursement of Class Specific Expenses — Class L (Note B)	(16)
Net Expenses	27,649
Net Investment Loss	(12,030)
Realized Gain (Loss):
Investments Sold	440,033
Foreign Currency Transactions	(32)
Net Realized Gain	440,001
Change in Unrealized Appreciation (Depreciation):
Investments	(38,092)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	401,909
Net Increase in Net Assets Resulting from Operations	$389,879

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(12,030)	$(6,166)
Net Realized Gain	440,001	202,492
Net Change in Unrealized Appreciation (Depreciation)	(38,092)	77,968
Net Increase in Net Assets Resulting from Operations	389,879	274,294
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(90)
Net Realized Gain	(62,204)	(37,793)
Class A:
Net Realized Gain	(119,469)	(75,475)
Class L:
Net Investment Income	—	(24)
Net Realized Gain	(6,732)	(4,426)
Class C:
Net Realized Gain	(797)	—
Class IS:
Net Investment Income	—	(171)
Net Realized Gain	(72,693)	(45,091)
Total Distributions	(261,895)	(163,070)
Capital Share Transactions:(1)
Class I:
Subscribed	191,278	456,631
Issued due to a tax-free reorganization	—	505,818
Distributions Reinvested	60,112	37,259
Redeemed	(200,306)	(1,255,645)
Class A:
Subscribed	180,513	152,431
Issued due to a tax-free reorganization	—	1,369,843
Distributions Reinvested	115,656	73,132
Redeemed	(269,270)	(316,404)
Class L:
Subscribed	2,348	6,137
Issued due to a tax-free reorganization	—	88,416
Distributions Reinvested	6,581	4,351
Redeemed	(12,246)	(13,153)
Class C:
Subscribed	13,781 *	—
Distributions Reinvested	677 *	—
Redeemed	(484)*	—
Class IS:
Subscribed	127,805	1,034,151
Distributions Reinvested	68,414	41,376
Redeemed	(181,658)	(92,318)
Net Increase in Net Assets Resulting from Capital Share Transactions	103,201	2,092,025
Total Increase in Net Assets	231,185	2,203,249
Net Assets:
Beginning of Period	3,398,723	1,195,474
End of Period (Including Accumulated Net Investment Loss of $(671) and $(1,417))	$3,629,908	$3,398,723

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Growth Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	4,598	11,865
Shares Issued due to a tax-free reorganization	—	13,594
Shares Issued on Distributions Reinvested	1,464	999
Shares Redeemed	(4,832)	(31,791)
Net Increase (Decrease) in Class I Shares Outstanding	1,230	(5,333)
Class A:
Shares Subscribed	4,418	3,977
Shares Issued due to a tax-free reorganization	—	37,592
Shares Issued on Distributions Reinvested	2,896	2,008
Shares Redeemed	(6,635)	(8,231)
Net Increase in Class A Shares Outstanding	679	35,346
Class L:
Shares Subscribed	59	163
Shares Issued due to a tax-free reorganization	—	2,453
Shares Issued on Distributions Reinvested	168	121
Shares Redeemed	(306)	(348)
Net Increase (Decrease) in Class L Shares Outstanding	(79)	2,389
Class C:
Shares Subscribed	348 *	—
Shares Issued on Distributions Reinvested	17 *	—
Shares Redeemed	(12)*	—
Net Increase in Class C Shares Outstanding	353	—
Class IS:
Shares Subscribed	3,094	26,014
Shares Issued on Distributions Reinvested	1,662	1,108
Shares Redeemed	(4,375)	(2,345)
Net Increase in Class IS Shares Outstanding	381	24,777

@  Amount is less than $500.

*  For the period April 30, 2015 through December 31, 2015.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$38.86	$38.38	$27.05	$23.46	$24.24
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.07)	(0.03)	0.02	0.16	0.01
Net Realized and Unrealized Gain (Loss)	4.70	2.43	13.02	3.52	(0.73)
Total from Investment Operations	4.63	2.40	13.04	3.68	(0.72)
Distributions from and/or in Excess of:
Net Investment Income	—	(0.00)‡	(0.13)	(0.05)	(0.06)
Net Realized Gain	(3.05)	(1.92)	(1.58)	(0.04)	—
Total Distributions	(3.05)	(1.92)	(1.71)	(0.09)	(0.06)
Redemption Fees	0.00 ‡	—	—	—	—
Net Asset Value, End of Period	$40.44	$38.86	$38.38	$27.05	$23.46
Total Return++	11.91%	6.42%	48.60%	15.66%	(3.01)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$876,660	$794,648	$989,649	$661,073	$622,193
Ratio of Expenses to Average Net Assets (1)	0.61%+	0.69%+^	0.70%+	0.72%+	0.71%+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.18)%+	(0.08)%+	0.08%+	0.59%+	0.05%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01%	0.01%	0.00%§	0.00%§
Portfolio Turnover Rate	34%	44%	31%	49%	26%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	N/A	0.71%	N/A	N/A
Net Investment Income to Average Net Assets	N/A	N/A	0.07%	N/A	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective April 7, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.70% for Class I shares. Prior to April 7, 2014, the maximum ratio was 0.80% for Class I shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Growth Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$37.98	$37.61	$26.53	$23.03	$23.82
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.21)	(0.13)	(0.06)	0.09	(0.05)
Net Realized and Unrealized Gain (Loss)	4.59	2.42	12.78	3.45	(0.73)
Total from Investment Operations	4.38	2.29	12.72	3.54	(0.78)
Distributions from and/or in Excess of:
Net Investment Income	—	—	(0.06)	—	(0.01)
Net Realized Gain	(3.05)	(1.92)	(1.58)	(0.04)	—
Total Distributions	(3.05)	(1.92)	(1.64)	(0.04)	(0.01)
Redemption Fees	0.00 ‡	—	—	—	—
Net Asset Value, End of Period	$39.31	$37.98	$37.61	$26.53	$23.03
Total Return++	11.53%	6.25%	48.22%	15.36%	(3.27)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,630,538	$1,549,756	$205,286	$138,416	$135,777
Ratio of Expenses to Average Net Assets (1)	0.96%+	0.83%+^	0.95%+^	0.97%+	0.96%+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.52)%+	(0.34)%+	(0.18)%+	0.34%+	(0.20)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.01%	0.00%§	0.00%§
Portfolio Turnover Rate	34%	44%	31%	49%	26%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.96%	N/A	0.96%	N/A	N/A
Net Investment Loss to Average Net Assets	(0.52)%	N/A	(0.19)%	N/A	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective April 7, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratios of 1.05% for Class A shares. Prior to April 7, 2014, the maximum ratio was 1.15% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.05% for Class A shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Growth Portfolio

	Class L
	Year Ended December 31,					Period from April 27, 2012^ to
Selected Per Share Data and Ratios	2015	2014		2013		December 31, 2012
Net Asset Value, Beginning of Period	$37.40	$37.26		$26.43		$27.60
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.44)	(0.31)		(0.38)		0.03
Net Realized and Unrealized Gain (Loss)	4.50	2.38		12.84		(1.16)
Total from Investment Operations	4.06	2.07		12.46		(1.13)
Distributions from and/or in Excess of:
Net Investment Income	—	(0.01)		(0.05)		(0.00	)‡
Net Realized Gain	(3.05)	(1.92)		(1.58)		(0.04)
Total Distributions	(3.05)	(1.93)		(1.63)		(0.04)
Redemption Fees	0.00 ‡	—		—		—
Net Asset Value, End of Period	$38.41	$37.40		$37.26		$26.43
Total Return++	10.85%	5.72%		47.44%		(4.10	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$89,277	$89,854		$528		$10
Ratio of Expenses to Average Net Assets (1)	1.55%+	1.29	%+^^	1.60	%+^^	1.51	%+*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(1.11)%+	(0.82	)%+	(1.09	)%+	0.20	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.01%		0.00	%§*
Portfolio Turnover Rate	34%	44%		31%		49	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.57%	N/A		1.72%		N/A
Net Investment Loss to Average Net Assets	(1.13)%	N/A		(1.21)%		N/A

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective April 7, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.55% for Class L shares. Prior to April 7, 2014, the maximum ratio was 1.65% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.55% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Growth Portfolio

	Class C
Selected Per Share Data and Ratios	Period from April 30, 2015^ to December 31, 2015
Net Asset Value, Beginning of Period	$40.33
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.35)
Net Realized and Unrealized Gain	1.47
Total from Investment Operations	1.12
Distributions from and/or in Excess of:
Net Realized Gain	(3.05)
Redemption Fees	0.00	‡
Net Asset Value, End of Period	$38.40
Total Return++	2.71	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$13,544
Ratios of Expenses to Average Net Assets (1)	1.62	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.29	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	34%

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Growth Portfolio

	Class IS
	Year Ended December 31,			Period from September 13, 2013^ to
Selected Per Share Data and Ratios	2015	2014		December 31, 2013
Net Asset Value, Beginning of Period	$38.92	$38.40		$34.45
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.04)	(0.05)		(0.02)
Net Realized and Unrealized Gain	4.71	2.50		5.55
Total from Investment Operations	4.67	2.45		5.53
Distributions from and/or in Excess of:
Net Investment Income	—	(0.01)		—
Net Realized Gain	(3.05)	(1.92)		(1.58)
Total Distributions	(3.05)	(1.93)		(1.58)
Redemption Fees	0.00 ‡	—		—
Net Asset Value, End of Period	$40.54	$38.92		$38.40
Total Return++	11.97%	6.60%		16.20	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,019,889	$964,465		$11
Ratio of Expenses to Average Net Assets (1)	0.54%+	0.54	%+^^	0.60	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.10)%+	(0.12	)%+	(0.16	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01%		0.01	%*
Portfolio Turnover Rate	34%	44%		31	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	0.55%		5.60	%*
Net Investment Loss to Average Net Assets	N/A	(0.13)%		(5.16	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective April 7, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.67% for Class IS shares. Prior to April 7, 2014, the maximum ratio was 0.73% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Growth Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth oriented equity securities of large capitalization companies. Under normal market conditions, the Portfolio seeks to achieve its investment objective by investing primarily in established and emerging companies, with capitalizations within the range of companies included in the Russell 1000® Growth Index.

The Portfolio offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Portfolio commenced offering Class C shares and suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

On April 7, 2014, the Portfolio acquired the net assets of Morgan Stanley Focus Growth Fund ("Focus Growth Fund"), an open-end investment company, based on the respective valuations as of the close of business on April 4, 2014, pursuant to a Plan of Reorganization approved by the shareholders of Focus Growth Fund on February 28, 2014 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by Morgan Stanley Investment Management Inc., (the "Adviser") with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 13,593,596 Class I shares of the Portfolio at a net asset value of $37.21 for 9,863,136 Class I shares of Focus Growth Fund; 37,591,749 Class A shares of the Portfolio at a net asset value of $36.44 for 27,362,441 Class A shares and 679,411 Class B shares of Focus Growth Fund; 2,453,264 Class L shares of the Portfolio at a net asset value of $36.04 for 2,096,775 Class L shares of Focus Growth Fund; The net assets of Focus Growth Fund before the Reorganization were approximately $1,964,077,000, including unrealized appreciation of approximately $782,409,000 at April 4, 2014. The investment portfolio of Focus Growth Fund, with a fair value of approximately $1,972,049,000 and identified cost of approximately $1,189,640,000 on April 4, 2014, was the principal asset acquired by the Portfolio. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from

Focus Growth Fund was carried forward to align ongoing reporting of the Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Portfolio were approximately $1,262,454,000. Immediately after the Reorganization, the net assets of the Portfolio were approximately $3,226,531,000.

Upon closing of the Reorganization, shareholders of Focus Growth Fund received shares of the Portfolio as follows:

Focus Growth Fund	MSIF Growth Portfolio
Class I	Class I
Class A	Class A
Class B	Class A
Class L	Class L

Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the Portfolio, the Portfolio's pro forma results of operations for the period ended December 31, 2014, are as follows:

Net investment income (loss)(1)	$4,381,000
Net realized gain and unrealized gain(2)	$300,743,000
Net increase (decrease) in net assets resulting from operations	$305,124,000

(1) Approximately $(6,166,000) as reported, plus approximately $5,451,000 Focus Growth Fund prior to the Reorganization, plus approximately $5,096,000 of estimated pro-forma eliminated expenses.

(2) Approximately $280,460,000 as reported, plus approximately $20,283,000 Focus Growth Fund prior to the Reorganization.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Focus Growth Fund that have been included in the Portfolio's Statement of Operations since April 7, 2014.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices;

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

(2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$148,734	$—	$—	$148,734
Beverages	109,968	—	—	109,968
Biotechnology	30,940	—	—	30,940
Consumer Finance	25,774	—	—	25,774
Diversified Financial Services	92,812	—	—	92,812
Electrical Equipment	17,857	—	—	17,857
Food & Staples Retailing	51,297	—	—	51,297
Food Products	164,175	—	—	164,175
Health Care Equipment & Supplies	141,480	—	—	141,480
Health Care Technology	54,928	—	—	54,928
Information Technology Services	274,793	—	—	274,793
Internet & Catalog Retail	593,951	—	—	593,951
Internet Software & Services	770,096	—	—	770,096
Life Sciences Tools & Services	178,136	—	—	178,136
Media	—	53,050	13,688	66,738
Pharmaceuticals	111,643	—	—	111,643
Software	263,048	—	—	263,048
Tech Hardware, Storage & Peripherals	204,929	—	—	204,929
Textiles, Apparel & Luxury Goods	38,213	—	—	38,213
Total Common Stocks	3,272,774	53,050	13,688	3,339,512
Preferred Stocks	—	—	142,388	142,388
Call Option Purchased	—	8,225	—	8,225
Short-Term Investments
Investment Companies	302,829	—	—	302,829
Repurchase Agreements	—	25,560	—	25,560
Total Short-Term Investments	302,829	25,560	—	328,389
Total Assets	$3,575,603	$86,835	$156,076	$3,818,514

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2015, the Portfolio did not have any investments transfer between investment levels. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)	Preferred Stocks (000)
Beginning Balance	$20,513	$57,634
Purchases	—	72,985
Sales	—	—
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Corporate actions	—	—
Change in unrealized appreciation (depreciation)	(6,825)	11,769
Realized gains (losses)	—	—
Ending Balance	$13,688	$142,388
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2015	$(6,285)	$11,769

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2015. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at December 31, 2015 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Electronic Equipment, Instruments & Components
Preferred Stock	$18,812	Market Transaction Method	Precedent Transaction	$23.03		$23.03		$23.03		Increase
Internet & Catalog Retail
Preferred Stocks	$42,404	Market Transaction Method	Precedent Transaction	$93.09		$93.09		$93.09		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.0%		18.0%		17.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	11.1	x	17.9	x	17.9	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
	$21,615	Discounted Cash Flow	Weighted Average Cost of Capital	17.0%		19.0%		18.0%		Decrease
			Perpetual Growth Rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	3.1	x	5.2	x	3.1	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
	$54,173	Market Transaction Method	Precedent Transaction	$48.77		$48.77		$48.77		Increase

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

	Fair Value at December 31, 2015 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Internet Software & Services
Preferred Stock	$5,384	Discounted Cash Flow	Weighted Average Cost of Capital	17.0%		19.0%		18.0%		Decrease
			Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	7.8	x	20.1	x	11.0	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
Media
Common Stock	$13,688	Market Transaction Method	Precedent Transaction	$1,404.57		$1,404.57		$1,404.57		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.0%		17.0%		16.5%		Decrease
			Perpetual Growth Rate	3.0%		5.0%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	3.3	x	7.9	x	5.6	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: With respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2015.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Call Option Purchased	Investments, at Value (Call Options Purchased)	Currency Risk	$8,225	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2015 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$(3,519	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$6,070	(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2015, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Call Option Purchased	$8,225	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$8,225	$—	$(8,225)	$0

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2015, the approximate average monthly amount outstanding for each derivative type is as follows:

Call Option Purchased:
Average monthly notional amount	990,671,000

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$175,431	(f)	$—	$(175,431	)(g)(h)	$0

(f) Represents market value of loaned securities at period end.

(g) The Portfolio received cash collateral of approximately $177,319,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $1,023,000 in the form of U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(h) The actual collateral received is greater than the amount shown here due to overcollateralization.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures". ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$177,319	$—	$—	$—	$177,319
Total Borrowings	$177,319	$—	$—	$—	$177,319
Gross amount of recognized liabilities for securities lending transactions					$177,319

7.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Next $1 billion	Next $1 billion	Over $3 billion
0.50%	0.45%	0.40%	0.35%

For the year ended December 31, 2015, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.43% of the Portfolio's average daily net assets.

Pursuant to the Reorganization, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.70% for Class I, 1.05% for Class A, 1.55% for Class L, 1.80% for Class C and 0.67% for Class IS. In addition, the Adviser has

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

agreed to reimburse 0.01% of expenses of the Class A shares to the extent that total annual operating expenses of the Class A shares exceed 0.96%. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. Following the two-year period from the date of the Reorganization, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I, 1.15% for Class A, 1.65% for Class L, 1.90% for Class C and 0.73% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2015, approximately $78,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services

Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $1,156,862,000 and $1,327,782,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investments in the Liquidity Funds. For the year ended December 31, 2015, advisory fees paid were reduced by approximately $116,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2015 (000)
$167,796	$1,030,289	$895,256	$208	$302,829

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the State-

ment of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$5,086	$256,809	$3,224	$159,845

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, a net operating loss and basis adjustments on partnerships, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Accumulated Net Investment Loss (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$12,776	$(12,732)	$(44)

At December 31, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$196,806

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2015, the Portfolio

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

deferred to January 1, 2016 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$513	$—

I. Other: At December 31, 2015, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 55.7%.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Growth Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2016

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2015. For corporate shareholders, 100.0% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $256,809,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2015. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $5,086,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

40

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2016 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGRWANN
1406544 EXP. 02.28.17

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Small Cap Portfolio

Annual Report

December 31, 2015

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	20
Investment Advisory Agreement Approval	21
U.S. Privacy Policy	23
Director and Officer Information	26

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Emerging Markets Small Cap Portfolio (the "Portfolio") performed during the period ended December 31, 2015.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2016

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Expense Example (unaudited)

Emerging Markets Small Cap Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; including redemption fees and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 12/15/15 – 12/31/15 (unless otherwise noted).

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/15/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Small Cap Portfolio Class I^	$1,000.00	$1,028.00	$1,001.50	$0.70	$0.69	1.58%
Emerging Markets Small Cap Portfolio Class A^	1,000.00	1,028.00	1,001.33	0.88	0.86	1.97
Emerging Markets Small Cap Portfolio Class C^	1,000.00	1,028.00	1,001.00	1.21	1.20	2.73
Emerging Markets Small Cap Portfolio Class IS^	1,000.00	1,028.00	1,001.50	0.70	0.69	1.58

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 16/365 (to reflect the actual days in the period).

**  Annualized.

^  Class I, A, C and IS commenced operations on 12/15/15.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited)

Emerging Markets Small Cap Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the period from inception on December 15, 2015 through December 31, 2015, the Portfolio's Class I shares had a total return of 2.80%, net of fees. The Portfolio's benchmark, the MSCI Emerging Markets Small Cap Net Index (the "Index"), returned 4.55% for the same period.

Factors Affecting Performance

•  The Portfolio launched a few days prior to the close of the reporting period. Such a short time frame would not provide a meaningful performance analysis as short-term returns may not be indicative of the Portfolio's long-term performance potential.

Management Strategies

•  Several factors are likely to contribute to continued market volatility for some time in 2016: comprehension of China's true economic growth trajectory, reaction to potential additional devaluation of China's currency, and further adjustment to the consequences of the U.S. Federal Reserve's rate increase path. But we think emerging market equities are heading toward an eventual important turning point, even if precise timing is difficult to determine. Presently, emerging market valuations in aggregate appear attractive. But as a catalyst, we think what will drive emerging market equities at some point, perhaps later this year, is when the market focuses on economic growth inflections shifting in favor of emerging markets relative to developed markets. Historically, the best time to buy emerging markets, as an asset class, has been when their gross domestic product growth rates were increasing by more than those in developed countries. We believe strongly that there will be big differences among countries for both growth rates and equity performance. Country allocation will be critical to generating excess returns in this environment.

Performance Compared to the MSCI Emerging Markets Small Cap Net Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2015 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	—	—	—	2.80%
Portfolio — Class A Shares w/o sales charges(4)	—	—	—	2.80
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	—	—	—	–2.56
Portfolio — Class C Shares w/o sales charges(4)	—	—	—	2.80
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(4)	—	—	—	1.80
Portfolio — Class IS Shares w/o sales charges(4)	—	—	—	2.80
MSCI Emerging Markets Small Cap Net Index	—	—	—	4.55
Lipper Emerging Markets Funds Index	—	—	—	1.16

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in expenses.

(1)  The MSCI Emerging Markets Small Cap Net Index is a free float-adjusted market capitalization weighted index that is designed to measure small cap equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 15, 2015.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Portfolio, not the inception of the Index.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments

Emerging Markets Small Cap Portfolio

	Shares	Value (000)
Common Stocks (80.7%)
Argentina (3.0%)
Banco Macro SA ADR (a)	5,490	$319
BBVA Banco Frances SA ADR (a)	15,536	297
		616
Bangladesh (1.5%)
Brac Bank Ltd.	167,528	104
Olympic Industries Ltd.	63,768	210
		314
Brazil (2.4%)
Raia Drogasil SA	32,741	293
Ser Educacional SA (b)	102,002	197
		490
China (18.5%)
Bitauto Holdings Ltd. ADR (a)	12,800	362
Canvest Environmental Protection Group Co., Ltd. H shares (a)	1,023,000	444
CT Environmental Group Ltd. (c)	1,282,000	419
Dawnrays Pharmaceutical Holdings Ltd. H shares	388,000	300
Fu Shou Yuan International Group Ltd. (c)	595,000	461
Ourgame International Holdings Ltd. (c)	457,000	339
TAL Education Group ADR (a)	8,700	404
Wisdom Sports Group (c)	842,000	563
Yestar International Holdings Co., Ltd. (c)	1,195,000	524
		3,816
Egypt (3.0%)
Credit Agricole Egypt SAE	79,501	212
Edita Food Industries SAE GDR (a)	11,111	206
Integrated Diagnostics Holdings PLC (a)(b)	40,527	200
		618
Indonesia (2.2%)
Jasa Marga Persero Tbk PT	54,300	20
Matahari Department Store Tbk PT	341,300	431
		451
Kenya (1.4%)
East African Breweries Ltd.	111,000	296
Korea, Republic of (10.5%)
Boryung Pharmaceutical Co., Ltd. (a)	7,487	358
Cosmax, Inc. (a)	2,066	321
Daewon Pharmaceutical Co., Ltd. (a)	23,537	351
Fila Korea Ltd. (a)	2,534	203
Hansae Co., Ltd. (a)	4,557	202
Hyundai Development Co-Engineering & Construction (a)	6,178	202
LIG Nex1 Co., Ltd. (a)	3,565	311
Nasmedia Co., Ltd. (a)	5,041	214
		2,162
	Shares	Value (000)
Mexico (5.2%)
Banregio Grupo Financiero SAB de CV	81,882	$418
Credito Real SAB de CV SOFOM ER (a)	93,323	237
Grupo Aeroportuario del Centro Norte SAB de CV (a)	44,284	216
Grupo Herdez SAB de CV	77,423	197
		1,068
Pakistan (2.9%)
Lucky Cement Ltd. GDR	15,737	291
MCB Bank Ltd. GDR (a)	85,714	300
		591
Philippines (3.5%)
Puregold Price Club, Inc.	425,200	313
Rizal Commercial Banking Corp.	580,800	406
		719
Poland (3.0%)
CCC SA	5,843	206
KRUK SA	4,578	203
LPP SA	148	209
		618
Romania (3.0%)
Banca Transilvania (a)	518,496	302
BRD-Groupe Societe Generale SA (a)	105,652	307
		609
South Africa (5.2%)
AVI Ltd.	65,014	325
Famous Brands Ltd.	34,338	288
Life Healthcare Group Holdings Ltd.	200,815	454
		1,067
Taiwan (8.3%)
Chailease Holding Co., Ltd.	187,000	321
Eclat Textile Co., Ltd.	32,000	441
Ginko International Co., Ltd.	24,000	317
Grape King Bio Ltd.	36,000	200
Hermes Microvision, Inc.	12,000	434
		1,713
Thailand (5.0%)
Carabao Group PCL NVDR	212,600	203
Mega Lifesciences PCL NVDR	657,100	301
Minor International PCL (Foreign)	301,200	301
Robinson Department Store PCL NVDR	177,400	212
		1,017
Turkey (2.1%)
Tat Gida Sanayi AS (a)	115,822	220
Tofas Turk Otomobil Fabrikasi AS	32,149	209
		429
Total Common Stocks (Cost $16,072)		16,594

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Emerging Markets Small Cap Portfolio

	Shares	Value (000)
Participation Notes (11.8%)
India (9.1%)
Credit Analysis & Research Ltd., Equity Linked Notes, expires 4/18/19 (a)	15,805	$315
LIC Housing Finance Ltd., Equity Linked Notes, expires 12/29/17 (a)	41,150	315
Natco Pharma Ltd., Equity Linked Notes, expires 12/29/17 (a)	36,163	316
Redington India Ltd., Equity Linked Notes, expires 12/29/17 (a)	173,188	300
SKS Microfinance Ltd., Equity Linked Notes, expires 11/5/18 (a)	55,133	416
Voltas Ltd., Equity Linked Notes, expires 11/21/19 (a)	43,746	214
		1,876
Vietnam (2.7%)
Bank for Foreign Trade of Vietnam JSC, Equity Linked Notes, expires 12/17/18 (a)	162,590	317
Masan Group Corp., Equity Linked Notes, expires 12/10/18 (a)	64,880	223
		540
Total Participation Notes (Cost $2,385)		2,416
Investment Companies (4.9%)
United States (4.9%)
iShares MSCI Emerging Markets Small-Cap ETF	12,313	504
iShares MSCI India Small-Cap ETF	15,341	511
Total Investment Companies (Cost $993)		1,015
Short-Term Investment (4.1%)
Investment Company (4.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $841)	841,411	841
Total Investments (101.5%) (Cost $20,291) (d)(e)		20,866
Liabilities in Excess of Other Assets (–1.5%)		(300)
Net Assets (100.0%)		$20,566

(a)  Non-income producing security.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Security trades on the Hong Kong exchange.

(d)  The approximate fair value and percentage of net assets, $13,553,000 and 65.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(e)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $20,291,000. The aggregate gross unrealized appreciation is approximately $729,000 and the aggregate gross unrealized depreciation is approximately $154,000 resulting in net unrealized appreciation of approximately $575,000.

ADR  American Depositary Receipt.

ETF  Exchange Traded Fund.

GDR  Global Depositary Receipt.

NVDR  Non-Voting Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	61.7%
Banks	14.3
Food Products	6.6
Pharmaceuticals	6.3
Textiles, Apparel & Luxury Goods	6.0
Diversified Consumer Services	5.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Emerging Markets Small Cap Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $19,450)	$20,025
Investment in Security of Affiliated Issuer, at Value (Cost $841)	841
Total Investments in Securities, at Value (Cost $20,291)	20,866
Receivable for Investments Sold	940
Prepaid Offering Costs	144
Due from Adviser	43
Receivable from Affiliate	1
Other Assets	—	@
Total Assets	21,994
Liabilities:
Payable for Investments Purchased	1,227
Payable for Offering Costs	151
Payable for Professional Fees	37
Payable for Custodian Fees	7
Payable for Administration Fees	1
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	5
Total Liabilities	1,428
Net Assets	$20,566
Net Assets Consist Of:
Paid-in-Capital	$19,998
Accumulated Net Investment Loss	(7)
Unrealized Appreciation (Depreciation) on:
Investments	575
Foreign Currency Translations	—	@
Net Assets	$20,566
CLASS I:
Net Assets	$20,536
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,997,000
Net Asset Value, Offering and Redemption Price Per Share	$10.28
CLASS A:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Redemption Price Per Share	$10.28
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.57
Maximum Offering Price Per Share	$10.85
CLASS C:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$10.28
CLASS IS:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share˛	$10.28

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Emerging Markets Small Cap Portfolio

Statement of Operations	Period from December 15, 2015^ to December 31, 2015 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$22
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	23
Expenses:
Professional Fees	37
Advisory Fees (Note B)	11
Custodian Fees (Note F)	7
Offering Costs	7
Shareholder Reporting Fees	4
Administration Fees (Note C)	1
Transfer Agency Fees — Class I (Note E)	—	@
Transfer Agency Fees — Class A (Note E)	—	@
Transfer Agency Fees — Class C (Note E)	—	@
Transfer Agency Fees — Class IS (Note E)	—	@
Shareholder Services Fees — Class A (Note D)	—	@
Distribution and Shareholder Services Fees — Class C (Note D)	—	@
Pricing Fees	—	@
Registration Fees	—	@
Other Expenses	1
Total Expenses	68
Expenses Reimbursed by Adviser (Note B)	(43)
Waiver of Advisory Fees (Note B)	(11)
Reimbursement of Class Specific Expenses — Class A (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class C (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(—	@)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	14
Net Investment Income	9
Realized Gain (Loss):
Investments Sold	15
Foreign Currency Transactions	(33)
Net Realized Loss	(18)
Change in Unrealized Appreciation (Depreciation):
Investments	575
Foreign Currency Translations	—	@
Net Change in Unrealized Appreciation (Depreciation)	575
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	557
Net Increase in Net Assets Resulting from Operations	$566

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Emerging Markets Small Cap Portfolio

Statement of Changes in Net Assets	Period from December 15, 2015^ to December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$9
Net Realized Loss	(18)
Net Change in Unrealized Appreciation (Depreciation)	575
Net Increase in Net Assets Resulting from Operations	566
Capital Share Transactions:(1)
Class I:
Subscribed	19,970
Class A:
Subscribed	10
Class C:
Subscribed	10
Class IS:
Subscribed	10
Net Increase in Net Assets Resulting from Capital Share Transactions	20,000
Total Increase in Net Assets	20,566
Net Assets:
Beginning of Period	—
End of Period (Including Accumulated Net Investment Loss of $(7))	$20,566
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,997
Class A:
Shares Subscribed	1
Class C:
Shares Subscribed	1
Class IS:
Shares Subscribed	1

^  Commencement of Operations.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Emerging Markets Small Cap Portfolio

	Class I
Selected Per Share Data and Ratios	Period from December 15, 2015^ to December 31, 2015
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income†	0.01
Net Realized and Unrealized Gain	0.27
Total from Investment Operations	0.28
Net Asset Value, End of Period	$10.28
Total Return++	2.80	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$20,536
Ratio of Expenses to Average Net Assets (1)	1.58	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.01	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.03	%*
Portfolio Turnover Rate	5%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	7.62	%*
Net Investment Loss to Average Net Assets	(5.03	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Emerging Markets Small Cap Portfolio

	Class A
Selected Per Share Data and Ratios	Period from December 15, 2015^ to December 31, 2015
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income†	0.00	‡
Net Realized and Unrealized Gain	0.28
Total from Investment Operations	0.28
Net Asset Value, End of Period	$10.28
Total Return++	2.80	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (1)	1.97	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.62	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.03	%*
Portfolio Turnover Rate	5%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	21.45	%*
Net Investment Loss to Average Net Assets	(18.86	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Emerging Markets Small Cap Portfolio

	Class C
Selected Per Share Data and Ratios	Period from December 15, 2015^ to December 31, 2015
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain	0.28
Total from Investment Operations	0.28
Net Asset Value, End of Period	$10.28
Total Return++	2.80	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (1)	2.73	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.14	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%*
Portfolio Turnover Rate	5%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	22.20	%*
Net Investment Loss to Average Net Assets	(19.61	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Emerging Markets Small Cap Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from December 15, 2015^ to December 31, 2015
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income†	0.01
Net Realized and Unrealized Gain	0.27
Total from Investment Operations	0.28
Net Asset Value, End of Period	$10.28
Total Return++	2.80	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (1)	1.58	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.01	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%*
Portfolio Turnover Rate	5%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	21.20	%*
Net Investment Loss to Average Net Assets	(18.61	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Small Cap Portfolio. The Portfolio seeks long-term capital appreciation.

The Portfolio commenced operations on December 15, 2015 and offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$—	$311	$—	$311
Automobiles	—	209	—	209
Banks	1,334	1,331	—	2,665
Beverages	—	499	—	499
Commercial Services & Supplies	—	524	—	524
Construction & Engineering	—	202	—	202
Construction Materials	291	—	—	291
Consumer Finance	237	203	—	440
Diversified Consumer Services	404	658	—	1,062
Diversified Financial Services	—	321	—	321
Food & Staples Retailing	—	606	—	606
Food Products	197	961	—	1,158

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Health Care Equipment & Supplies	$—	$317	$—	$317
Health Care Providers & Services	—	654	—	654
Hotels, Restaurants & Leisure	—	589	—	589
Independent Power Producers & Energy Traders	—	444	—	444
Internet Software & Services	362	—	—	362
Media	—	777	—	777
Multi-line Retail	—	643	—	643
Personal Products	—	521	—	521
Pharmaceuticals	—	1,310	—	1,310
Semiconductors & Semiconductor Equipment	—	434	—	434
Software	—	339	—	339
Textiles, Apparel & Luxury Goods	—	1,261	—	1,261
Transportation Infrastructure	216	20	—	236
Water Utilities	—	419	—	419
Total Common Stocks	3,041	13,553	—	16,594
Participation Notes	—	2,416	—	2,416
Investment Companies	1,015	—	—	1,015
Short-Term Investment
Investment Company	841	—	—	841
Total Assets	$4,897	$15,969	$—	$20,866

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2015, the Portfolio did not have any investments transfer between investment levels. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Portfolio's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the period. Changes in currency exchange rates will affect the value

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

of and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the U.S. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

5.  Redemption Fees: The Portfolio will assess a 2% redemption fee on Class I shares, Class A shares, Class C shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statement of Changes in Net Assets.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 1.25% of the average daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.65% for Class I shares, 2.00% for Class A shares, 2.75% for Class C shares and 1.60% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the period ended December 31, 2015, approximately $11,000 of advisory fees were waived and less than $43,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75%

and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the period ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $20,378,000 and $943,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the period ended December 31, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the period ended December 31, 2015, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the period ended December 31, 2015 is as follows:

Value December 15, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2015 (000)
$—	$18,367	$17,526	$1	$841

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. There were no distributions paid during fiscal 2015.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Accumulated Net Investment Loss (000)	Net Realized Gain (000)	Paid-in- Capital (000)
$(16)	$18	$(2)

At December 31, 2015, the Portfolio had no distributable earnings on a tax basis.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets Small Cap Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Small Cap Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2015, and the related statements of operations and changes in net assets for the period from December 15, 2015 (commencement of operations) to December 31, 2015 and the financial highlights. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Small Cap Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2015, the results of its operations, changes in its net assets and the financial highlights for the period from December 15, 2015 (commencement of operations) to December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2016

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Advisory Agreement Approval (unaudited)

The Board considered the following factors at the time of approval of the contracts which occurred prior to commencement of operations.

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Portfolio. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services to be provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc.

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who will provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services to be provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board considered that the Adviser plans to arrange for a public offering of shares of the Portfolio to raise assets for investment and that the offering had not yet begun and concluded that, since the Portfolio currently had no assets to invest (other than seed capital required under the Investment Company Act) and had no track record of performance, this was not a factor it needed to address at the present time.

The Board reviewed the advisory and administrative fee rates (the "management fee rates") proposed to be paid by the Portfolio under the Management Agreement relative to comparable funds advised by the Adviser, when applicable, and compared to their peers as determined by the Adviser, and reviewed the anticipated total expense ratio of the Portfolio. The Board considered that the Portfolio requires the Adviser to develop processes, invest in additional resources and incur additional risks to successfully manage the Portfolio and concluded that the proposed management fee rate and anticipated total expense ratio would be acceptable.

Economies of Scale

The Board considered the growth prospects of the Portfolio and the structure of the proposed management fee schedule, which does not include breakpoints for the Portfolio. The Board considered that the Portfolio's potential growth was uncertain and concluded that it would be premature to consider economies of scale as a factor in approving the Management Agreement at the present time.

Profitability of the Adviser and Affiliates

Since the Portfolio had not begun operations and had not paid any fees to the Adviser, the Board concluded that this was not a factor that needed to be considered at the present time.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates to be derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. Since the Portfolio had not begun operations and had not paid any fees to the Adviser, the Board concluded that these benefits were not a factor that needed to be considered at the present time.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Advisory Agreement Approval (unaudited) (cont'd)

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to enter into this relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Portfolio and its future shareholders to approve the Management Agreement, which will remain in effect for two years and thereafter must be approved annually by the Board of the Portfolio if it is to continue in effect. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

30

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2016 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMSCANN
1407446 EXP. 02.28.17

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Equity Portfolio

Annual Report

December 31, 2015

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	28
Federal Tax Notice	29
U.S. Privacy Policy	30
Director and Officer Information	33

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in International Equity Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2016

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Expense Example (unaudited)

International Equity Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Equity Portfolio Class I	$1,000.00	$935.80	$1,020.42	$4.64	$4.84	0.95%
International Equity Portfolio Class A	1,000.00	934.40	1,018.65	6.34	6.61	1.30
International Equity Portfolio Class L	1,000.00	932.20	1,016.13	8.77	9.15	1.80
International Equity Portfolio Class C	1,000.00	930.40	1,014.87	9.97	10.41	2.05
International Equity Portfolio Class IS	1,000.00	935.70	1,020.62	4.44	4.63	0.91

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited)

International Equity Portfolio

The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

Performance

For the year ended December 31, 2015, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 0.36%, net of fees. The Portfolio's Class I shares outperformed the Portfolio's benchmark, the MSCI EAFE Index (the "Index"), which returned –0.81%.

Factors Affecting Performance

•  After stocks looked into the void in September, the fourth quarter of 2015 started with a strong October rally, followed by a relatively uneventful November and then fell again in December. After all was said and done, the Index ended the year down 0.8% in U.S. dollar (USD) terms (+5.3% in local currency) as a strong U.S. dollar continued to affect local market returns and fears of a China slowdown added to volatility.

•  In 2015, notable developed market laggards were the countries most exposed to the commodity complex: Canada (–24.2% in USD), Norway (–15.0%) and Australia (–10.0%). Within the EAFE countries, the best performers were Denmark (+23.4%), Ireland (+16.5%) and Belgium (+12.1%). Benefiting from additional quantitative easing, Japan delivered decent performance, up 9.6% for the year, while the eurozone (–2.8%) and the U.K. (–7.6%) underperformed. Turning to developing markets, the MSCI Emerging Markets Index was down 15% for the year, with Greece (–61%) and Latin America (–31%) inflicting much of the damage. China ended the year down 7.8%, and Russia eased back into positive territory, up 4.2%.(i) (All country and regional performance is represented by the respective MSCI index in U.S. dollar terms.)

•  On a sector basis, for the year, the Index was led by consumer staples (+8.8%), health care (+7.8%) and information technology (+4.5%), while the weakest-performing sectors were energy (–18.5%), materials (–16.8%) and utilities (–5.3%).

•  The Portfolio outperformed for the year thanks to overweight allocations to consumer staples and health care, and the underweight to financials (primarily banks). Strong stock selection in financials, materials and consumer staples was largely offset by stock selection in industrials, health care and information technology.

•  Top absolute contributors to the Portfolio's performance for the year were Reckitt Benckiser Group, Unilever and Japan Tobacco. Top absolute detractors for the period were Weir Group PLC, Vallourec SA and Meggitt PLC.(ii) A hedge on the yen to USD, managed using currency forward contracts, also detracted from performance.

Management Strategies

•  This time last year we identified a litany of problems facing equity markets — ranging from high valuations and earnings risk, to emerging markets malaise, to an underlying, likely destructive, tide of disinflation or outright deflation that showed few signs of abating. Suffice it to say that none of these have gone away. Rather, existing problems have intensified, new ones have emerged, and there are few hiding places across increasingly correlated asset classes.

•  This difficult macro outlook and the gathering deflationary clouds are hardly a propitious backdrop for us as bottom up stock pickers as they present an increasingly difficult outlook for the companies we invest in — or hope to invest in. We are, of course, used to uncertainty, and this uncertainty is not in itself problematic, provided one is given a good margin of relative safety on valuation to hold an existing stock or invest in a new stock idea. However, the problems continue to be: 1) the outlook is tending to deteriorate in our existing holdings — principally in the non-highest-quality stocks, where we are not potentially compensated by valuation and 2) finding new high-quality stocks at a decent price is difficult, and 3) even finding new non-high-quality stocks is very difficult as we do not have the large margin of relative safety we require. This means in practice that we continue to be squeezed and, as a result, the Portfolio is getting more concentrated.

(i)  Country and sector performance data from FactSet.

(ii)  The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited) (cont'd)

International Equity Portfolio

•  For the Portfolio's existing holdings, we are not generally overly concerned about what we consider our highest-quality stocks, such as the consumer staples or pharmaceuticals, where the investment proposition amounts to seeking to own quality companies at fair prices, albeit with some concerns such as emerging markets exposure and U.S. drug pricing. We are more concerned about good quality companies that have been pressured by deflationary top lines (such as our oil-related industrials), where we are no longer potentially compensated by price for the worsening outlook. We all worry about lower-quality cyclical, and often somewhat inert, Japanese companies where the proposition is basically fair-to-"fairish" companies at fair prices, which is not good enough for us, given the risks. This means that although we think the overall Portfolio has decent relative value against the market, we would like to find some new homes for some of our existing holdings, but cannot do so as much as we would like, as the potential new candidates do not seem to have what we consider the right price/quality trade-off.

•  As for new opportunities generally, the pickings are slim. We do not think there is much in the way of investment potential in the oil and commodities complex, and we worry that industrials may be in the firing line for the toxic combination of falling volumes and falling prices. In other sectors which we view as lower-quality sectors — financials, information technology and telecommunication services — we struggle to find a sufficient margin of relative safety, given the risks. We continue to concentrate on what we believe are the higher-quality sectors. Overall, for now, our approach continues to be not to attempt to blow the lights out, but just to do our best keeping the lights burning.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited) (cont'd)

International Equity Portfolio

Performance Compared to the MSCI EAFE Index(1) and the Lipper International Large-Cap Core Funds Index(2)

	Period Ended December 31, 2015 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Portfolio — Class I Shares w/o sales charges(4)	0.36%	4.62%	3.82%	8.44%
Portfolio — Class A Shares w/o sales charges(5)	–0.02	4.32	3.54	7.39
Portfolio — Class A Shares with maximum 5.25% sales charges(5)	–5.29	3.20	2.98	7.10
Portfolio — Class L Shares w/o sales charges(6)	–0.47	—	—	7.44
Portfolio — Class C Shares w/o sales charges(8)	—	—	—	–9.41
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(8)	—	—	—	–10.30
Portfolio — Class IS Shares w/o sales charges(7)	0.40	—	—	0.56
MSCI EAFE Index	–0.81	3.60	3.03	4.28
Lipper International Large-Cap Core Funds Index	–3.21	2.68	2.51	5.98

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper International Large-Cap Core Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on August 4, 1989.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on June 14, 2012.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on April 30, 2015.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments

International Equity Portfolio

	Shares	Value (000)
Common Stocks (97.9%)
Australia (0.1%)
WorleyParsons Ltd. (a)	1,396,402	$4,646
Belgium (1.5%)
KBC Groep N.V.	1,022,467	63,931
Canada (1.5%)
Barrick Gold Corp.	5,758,833	42,618
Turquoise Hill Resources Ltd. (b)	8,244,142	20,913
		63,531
China (0.7%)
China Petroleum & Chemical Corp. H Shares (c)	51,808,000	31,094
France (9.1%)
AXA SA	1,501,464	41,048
L'Oreal SA	412,341	69,373
Pernod Ricard SA	872,514	99,197
Publicis Groupe SA	910,182	60,367
Sanofi	1,382,560	117,968
Vallourec SA (a)	582,764	5,410
		393,363
Germany (7.3%)
BASF SE	553,262	42,297
Bayer AG (Registered)	805,598	101,071
Continental AG	216,541	52,558
HeidelbergCement AG	581,117	47,409
SAP SE	892,082	71,055
		314,390
Ireland (1.0%)
CRH PLC	1,575,134	45,529
Italy (0.4%)
Eni SpA	1,129,757	16,736
Japan (18.2%)
Hitachi Ltd.	11,753,000	66,495
Hoya Corp.	324,800	13,242
Inpex Corp.	5,004,000	49,383
Japan Tobacco, Inc.	3,492,200	128,224
Keyence Corp.	53,110	29,149
Kyocera Corp.	490,000	22,711
Lawson, Inc.	579,700	47,012
Mitsubishi Estate Co., Ltd.	2,541,000	52,667
MS&AD Insurance Group Holdings, Inc.	653,100	19,099
NGK Spark Plug Co., Ltd.	2,797,500	73,693
Nitto Denko Corp.	211,100	15,399
NTT DoCoMo, Inc.	612,800	12,560
Sekisui House Ltd.	1,568,700	26,361
Sompo Japan Nipponkoa Holdings, Inc.	2,518,200	82,369
Sumco Corp. (a)	1,456,100	10,939
Sumitomo Mitsui Financial Group, Inc.	525,751	19,832
Sumitomo Mitsui Trust Holdings, Inc.	1,467,999	5,542
Toyota Motor Corp.	1,824,100	111,963
		786,640
	Shares	Value (000)
Netherlands (7.4%)
Akzo Nobel N.V.	812,706	$54,284
RELX N.V.	4,076,812	68,555
Unilever N.V. CVA	4,549,280	197,100
		319,939
Sweden (1.1%)
Nordea Bank AB	4,414,791	48,173
Switzerland (15.6%)
Credit Suisse Group AG (Registered) (b)	4,110,455	88,841
Nestle SA (Registered)	2,715,053	201,250
Novartis AG (Registered)	1,725,939	147,527
Roche Holding AG (Genusschein)	527,380	145,340
Swisscom AG (Registered)	87,911	43,719
Zurich Insurance Group AG (b)	199,008	50,779
		677,456
United Kingdom (34.0%)
Admiral Group PLC	1,626,471	39,561
Aggreko PLC (a)	357,177	4,804
Aviva PLC	8,567,119	64,734
BG Group PLC	2,805,763	40,687
British American Tobacco PLC	3,610,730	200,537
BT Group PLC	12,090,838	83,562
Bunzl PLC	2,622,246	72,437
Experian PLC	3,246,429	57,366
GlaxoSmithKline PLC	7,260,170	146,641
Imperial Tobacco Group PLC	2,277,616	119,793
Lloyds Banking Group PLC	73,404,709	79,007
Meggitt PLC	8,436,052	46,531
Prudential PLC	5,268,786	117,957
Reckitt Benckiser Group PLC	2,215,628	203,946
RELX PLC	2,631,533	46,137
Smiths Group PLC	2,665,815	36,879
Travis Perkins PLC	1,306,186	37,740
Weir Group PLC (The)	569,987	8,384
Wolseley PLC	1,167,650	63,472
		1,470,175
Total Common Stocks (Cost $3,616,959)		4,235,603
Short-Term Investments (2.7%)
Securities held as Collateral on Loaned Securities (0.4%)
Investment Company (0.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	15,725,945	15,726
	Face Amount (000)
Repurchase Agreements (0.1%)
Barclays Capital, Inc., (0.32%, dated 12/31/15, due 1/4/16; proceeds $678; fully collateralized by a U.S. Government obligation; 2.00% due 11/30/22; valued at $692)	$678	678

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

International Equity Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Merrill Lynch & Co., Inc., (0.31%, dated 12/31/15, due 1/4/16; proceeds $1,971; fully collateralized by a U.S. Government agency security; 4.00% due 11/20/45; valued at $2,010)	$1,971	$1,971
		2,649
Total Securities held as Collateral on Loaned Securities (Cost $18,375)		18,375
	Shares
Investment Company (2.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $98,466)	98,466,221	98,466
Total Short-Term Investments (Cost $116,841)		116,841
Total Investments (100.6%) (Cost $3,733,800) Including $17,215 of Securities Loaned (d)(e)(f)		4,352,444
Liabilities in Excess of Other Assets (–0.6%)		(27,504)
Net Assets (100.0%)		$4,324,940

(a)  All or a portion of this security was on loan at December 31, 2015.

(b)  Non-income producing security.

(c)  Security trades on the Hong Kong exchange.

(d)  Securities are available for collateral in connection with an open foreign currency forward exchange contract.

(e)  The approximate fair value and percentage of net assets, $4,172,072,000 and 96.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(f)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $3,771,315,000. The aggregate gross unrealized appreciation is approximately $845,079,000 and the aggregate gross unrealized depreciation is approximately $263,950,000 resulting in net unrealized appreciation of approximately $581,129,000.

CVA  Certificaten Van Aandelen.

Foreign Currency Forward Exchange Contract:

The Portfolio had the following foreign currency forward exchange contract open at December 31, 2015:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)	Delivery Date	Unrealized Depreciation (000)
Commonwealth Bank of Australia	JPY	40,700,000	$332,329	1/20/16	$(6,403)

JPY  —  Japanese Yen

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	53.7%
Pharmaceuticals	15.2
Tobacco	10.4
Insurance	9.6
Personal Products	6.1
Banks	5.0
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2015.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include an open foreign currency forward exchange contract with unrealized depreciation of approximately $6,403,000.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

International Equity Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $3,619,608)	$4,238,252
Investment in Security of Affiliated Issuer, at Value (Cost $114,192)	114,192
Total Investments in Securities, at Value (Cost $3,733,800)	4,352,444
Foreign Currency, at Value (Cost $1,528)	1,520
Tax Reclaim Receivable	7,511
Dividends Receivable	5,504
Receivable for Portfolio Shares Sold	2,614
Receivable from Affiliate	2
Other Assets	263
Total Assets	4,369,858
Liabilities:
Collateral on Securities Loaned, at Value	18,375
Payable for Portfolio Shares Redeemed	9,482
Payable for Advisory Fees	8,486
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	6,403
Payable for Sub Transfer Agency Fees — Class I	500
Payable for Sub Transfer Agency Fees — Class A	420
Payable for Sub Transfer Agency Fees — Class L	9
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	295
Payable for Distribution and Shareholder Services Fees — Class L	6
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Administration Fees	299
Payable for Directors' Fees and Expenses	218
Payable for Custodian Fees	181
Payable for Professional Fees	17
Payable for Transfer Agency Fees — Class I	6
Payable for Transfer Agency Fees — Class A	4
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	1
Other Liabilities	215
Total Liabilities	44,918
Net Assets	$4,324,940
Net Assets Consist Of:
Paid-in-Capital	$3,839,487
Accumulated Undistributed Net Investment Income	9,314
Accumulated Net Realized Loss	(135,338)
Unrealized Appreciation (Depreciation) on:
Investments	618,644
Foreign Currency Forward Exchange Contracts	(6,403)
Foreign Currency Translations	(764)
Net Assets	$4,324,940

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

International Equity Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2015 (000)
CLASS I:
Net Assets	$2,073,782
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	137,353,276
Net Asset Value, Offering and Redemption Price Per Share	$15.10
CLASS A:
Net Assets	$1,369,566
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	91,851,570
Net Asset Value, Redemption Price Per Share	$14.91
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.83
Maximum Offering Price Per Share	$15.74
CLASS L:
Net Assets	$9,053
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	608,992
Net Asset Value, Offering and Redemption Price Per Share	$14.87
CLASS C:
Net Assets	$372
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	25,151
Net Asset Value, Offering and Redemption Price Per Share	$14.77
CLASS IS:
Net Assets	$872,167
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	57,755,253
Net Asset Value, Offering and Redemption Price Per Share	$15.10
(1) Including: Securities on Loan, at Value:	$17,215

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

International Equity Portfolio

Statement of Operations	Year Ended December 31, 2015 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $10,159 of Foreign Taxes Withheld)	$132,962
Income from Securities Loaned — Net	2,012
Dividends from Security of Affiliated Issuer (Note G)	10
Total Investment Income	134,984
Expenses:
Advisory Fees (Note B)	38,818
Sub Transfer Agency Fees — Class I	2,525
Sub Transfer Agency Fees — Class A	2,437
Sub Transfer Agency Fees — Class L	19
Sub Transfer Agency Fees — Class C	— @
Administration Fees (Note C)	3,882
Shareholder Services Fees — Class A (Note D)	3,754
Distribution and Shareholder Services Fees — Class L (Note D)	75
Distribution and Shareholder Services Fees — Class C (Note D)	2
Custodian Fees (Note F)	727
Shareholder Reporting Fees	249
Registration Fees	180
Directors' Fees and Expenses	121
Professional Fees	103
Transfer Agency Fees — Class I (Note E)	28
Transfer Agency Fees — Class A (Note E)	18
Transfer Agency Fees — Class L (Note E)	4
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	3
Pricing Fees	8
Other Expenses	79
Expenses Before Non Operating Expenses	53,033
Bank Overdraft Expense	5
Total Expenses	53,038
Reimbursement of Class Specific Expenses — Class I (Note B)	(1,548)
Reimbursement of Class Specific Expenses — Class A (Note B)	(341)
Reimbursement of Class Specific Expenses — Class L (Note B)	(9)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Waiver of Advisory Fees (Note B)	(49)
Rebate from Morgan Stanley Affiliate (Note G)	(10)
Net Expenses	51,080
Net Investment Income	83,904
Realized Gain (Loss):
Investments Sold	(87,600)
Foreign Currency Forward Exchange Contracts	8,538
Foreign Currency Transactions	(1,947)
Net Realized Loss	(81,009)
Change in Unrealized Appreciation (Depreciation):
Investments	46,563
Foreign Currency Forward Exchange Contracts	(5,928)
Foreign Currency Translations	246
Net Change in Unrealized Appreciation (Depreciation)	40,881
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(40,128)
Net Increase in Net Assets Resulting from Operations	$43,776

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

International Equity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$83,904	$118,533
Net Realized Gain (Loss)	(81,009)	136,668
Net Change in Unrealized Appreciation (Depreciation)	40,881	(564,577)
Net Increase (Decrease) in Net Assets Resulting from Operations	43,776	(309,376)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(63,421)	(81,485)
Class A:
Net Investment Income	(34,301)	(41,518)
Class L:
Net Investment Income	(186)	(213)
Class C:
Net Investment Income	(7)	—
Class IS:
Net Investment Income	(23,788)	(21,067)
Total Distributions	(121,703)	(144,283)
Capital Share Transactions:(1)
Class I:
Subscribed	249,465	349,891
Distributions Reinvested	60,713	78,325
Redeemed	(821,490)	(1,249,623)
Class A:
Subscribed	221,012	279,033
Distributions Reinvested	34,196	41,456
Redeemed	(441,011)	(112,593)
Class L:
Subscribed	1,036	598
Distributions Reinvested	183	210
Redeemed	(1,712)	(2,194)
Class C:
Subscribed	524 *	—
Distributions Reinvested	7 *	—
Redeemed	(128)*	—
Class IS:
Subscribed	246,796	542,518
Distributions Reinvested	22,149	19,267
Redeemed	(90,463)	(71,791)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(518,723)	(124,903)
Redemption Fees	50	49
Total Decrease in Net Assets	(596,600)	(578,513)
Net Assets:
Beginning of Period	4,921,540	5,500,053
End of Period (Including Accumulated Undistributed Net Investment Income of $9,314 and $40,390)	$4,324,940	$4,921,540

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015
International Equity Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	15,470	20,963
Shares Issued on Distributions Reinvested	3,885	4,997
Shares Redeemed	(51,356)	(74,124)
Net Decrease in Class I Shares Outstanding	(32,001)	(48,164)
Class A:
Shares Subscribed	14,515	17,653
Shares Issued on Distributions Reinvested	2,210	2,679
Shares Redeemed	(28,049)	(7,071)
Net Increase (Decrease) in Class A Shares Outstanding	(11,324)	13,261
Class L:
Shares Subscribed	65	37
Shares Issued on Distributions Reinvested	12	13
Shares Redeemed	(109)	(132)
Net Decrease in Class L Shares Outstanding	(32)	(82)
Class C:
Shares Subscribed	33 *	—
Shares Issued on Distributions Reinvested	— @@*	—
Shares Redeemed	(8)*	—
Net Increase in Class C Shares Outstanding	25	—
Class IS:
Shares Subscribed	15,745	32,435
Shares Issued on Distributions Reinvested	1,418	1,231
Shares Redeemed	(5,630)	(4,240)
Net Increase in Class IS Shares Outstanding	11,533	29,426

*  For the period April 30, 2015 through December 31, 2015.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

International Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013		2012	2011
Net Asset Value, Beginning of Period	$15.47	$16.98	$14.35		$12.25	$13.61
Income (Loss) from Investment Operations:
Net Investment Income†	0.30	0.39	0.32		0.31	0.32
Net Realized and Unrealized Gain (Loss)	(0.23)	(1.42)	2.59		2.09	(1.37)
Total from Investment Operations	0.07	(1.03)	2.91		2.40	(1.05)
Distributions from and/or in Excess of:
Net Investment Income	(0.44)	(0.48)	(0.28)		(0.30)	(0.31)
Redemption Fees	0.00 ‡	0.00 ‡	0.00	‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$15.10	$15.47	$16.98		$14.35	$12.25
Total Return++	0.36%	(6.08)%	20.39%		19.60%	(7.63)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,073,782	$2,620,040	$3,694,164		$3,631,307	$2,959,403
Ratio of Expenses to Average Net Assets (1)	0.95%+	0.95%+	0.94	%+	0.95%+	0.95%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.95%+	0.95%+	0.95	%+	N/A	0.95%+
Ratio of Net Investment Income to Average Net Assets (1)	1.85%+	2.33%+	2.04	%+	2.31%+	2.36%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00	%§	0.00%§	0.00%§
Portfolio Turnover Rate	29%	29%	29%		23%	34%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.01%	1.04%	0.99%		0.97%	0.98%
Net Investment Income to Average Net Assets	1.79%	2.24%	1.99%		2.29%	2.33%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

International Equity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013		2012	2011
Net Asset Value, Beginning of Period	$15.28	$16.78	$14.18		$12.11	$13.45
Income (Loss) from Investment Operations:
Net Investment Income†	0.24	0.31	0.25		0.27	0.28
Net Realized and Unrealized Gain (Loss)	(0.23)	(1.38)	2.59		2.07	(1.34)
Total from Investment Operations	0.01	(1.07)	2.84		2.34	(1.06)
Distributions from and/or in Excess of:
Net Investment Income	(0.38)	(0.43)	(0.24)		(0.27)	(0.28)
Redemption Fees	0.00 ‡	0.00 ‡	0.00	‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$14.91	$15.28	$16.78		$14.18	$12.11
Total Return++	(0.02)%	(6.43)%	20.13%		19.31%	(7.83)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,369,566	$1,576,475	$1,508,564		$1,012,956	$916,002
Ratio of Expenses to Average Net Assets (1)	1.30%+	1.30%+	1.22	%+^	1.20%+	1.20%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.30%+	1.30%+	1.22	%+^	N/A	1.20%+
Ratio of Net Investment Income to Average Net Assets (1)	1.48%+	1.89%+	1.60	%+	2.06%+	2.11%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00	%§	0.00%§	0.00%§
Portfolio Turnover Rate	29%	29%	29%		23%	34%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.32%	1.34%	1.25%		1.22%	1.23%
Net Investment Income to Average Net Assets	1.46%	1.85%	1.57%		2.04%	2.08%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.30% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.20% for Class A shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

International Equity Portfolio

	Class L
	Year Ended December 31,				Period from June 14, 2012^ to
Selected Per Share Data and Ratios	2015	2014	2013		December 31, 2012
Net Asset Value, Beginning of Period	$15.23	$16.71	$14.12		$12.36
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.15	0.24	0.19		(0.07)
Net Realized and Unrealized Gain (Loss)	(0.21)	(1.39)	2.55		2.11
Total from Investment Operations	(0.06)	(1.15)	2.74		2.04
Distributions from and/or in Excess of:
Net Investment Income	(0.30)	(0.33)	(0.15)		(0.28)
Redemption Fees	0.00 ‡	0.00 ‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$14.87	$15.23	$16.71		$14.12
Total Return++	(0.47)%	(6.91)%	19.49%		16.53	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,053	$9,763	$12,072		$11,982
Ratio of Expenses to Average Net Assets (1)	1.80%+	1.80%+	1.72	%+^^	1.70	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.80%+	1.80%+	1.73	%+^^	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.97%+	1.48%+	1.24	%+	(0.91	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00	%§	0.00	%§*
Portfolio Turnover Rate	29%	29%	29%		23	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.89%	1.89%	1.78%		1.70	%*
Net Investment Income (Loss) to Average Net Assets	0.88%	1.38%	1.18%		(0.91	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.80% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.70% for Class L shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

International Equity Portfolio

	Class C
Selected Per Share Data and Ratios	Period from April 30, 2015^ to December 31, 2015
Net Asset Value, Beginning of Period	$16.70
Loss from Investment Operations:
Net Investment Loss†	(0.03)
Net Realized and Unrealized Loss	(1.53)
Total from Investment Operations	(1.56)
Distributions from and/or in Excess of:
Net Investment Income	(0.37)
Redemption Fees	0.00	‡
Net Asset Value, End of Period	$14.77
Total Return++	(9.41	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$372
Ratios of Expenses to Average Net Assets (1)	2.05	%+*
Ratios of Expenses to Average Net Assets Excluding Non Operating Expenses	2.05	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.27	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	29%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.75	%*
Net Investment Loss to Average Net Assets	(0.97	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

International Equity Portfolio

	Class IS
	Year Ended December 31,		Period from September 13, 2013^ to
Selected Per Share Data and Ratios	2015	2014	December 31, 2013
Net Asset Value, Beginning of Period	$15.47	$16.98	$16.08
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.30	0.40	(0.01)
Net Realized and Unrealized Gain (Loss)	(0.23)	(1.43)	1.19
Total from Investment Operations	0.07	(1.03)	1.18
Distributions from and/or in Excess of:
Net Investment Income	(0.44)	(0.48)	(0.28)
Redemption Fees	0.00 ‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$15.10	$15.47	$16.98
Total Return++	0.40%	(6.07)%	7.42	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$872,167	$715,262	$285,253
Ratio of Expenses to Average Net Assets (1)	0.91%+	0.91%+	0.91	%+^^*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.91%+	0.91%+	0.91	%+^^*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.84%+	2.36%+	(0.29	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00	%§*
Portfolio Turnover Rate	29%	29%	29	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	0.91%	0.91%	0.91	%*
Net Investment Income (Loss) to Average Net Assets	1.84%	2.36%	(0.29	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.91% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Equity Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

The Portfolio offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Portfolio commenced offering Class C shares and suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$—	$46,531	$—	$46,531
Auto Components	—	126,251	—	126,251
Automobiles	—	111,963	—	111,963
Banks	—	216,485	—	216,485
Beverages	—	99,197	—	99,197
Capital Markets	—	88,841	—	88,841
Chemicals	—	111,980	—	111,980
Commercial Services & Supplies	—	4,804	—	4,804
Construction Materials	—	92,938	—	92,938
Diversified Telecommunication Services	—	127,281	—	127,281
Electronic Equipment, Instruments & Components	—	118,355	—	118,355
Energy Equipment & Services	—	4,646	—	4,646
Food & Staples Retailing	—	47,012	—	47,012
Food Products	—	201,250	—	201,250
Health Care Equipment & Supplies	—	13,242	—	13,242
Household Durables	—	26,361	—	26,361

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Household Products	$—	$203,946	$—	$203,946
Industrial Conglomerates	—	36,879	—	36,879
Insurance	—	415,547	—	415,547
Machinery	—	13,794	—	13,794
Media	—	175,059	—	175,059
Metals & Mining	63,531	—	—	63,531
Oil, Gas & Consumable Fuels	—	137,900	—	137,900
Personal Products	—	266,473	—	266,473
Pharmaceuticals	—	658,547	—	658,547
Professional Services	—	57,366	—	57,366
Real Estate Management & Development	—	52,667	—	52,667
Semiconductors & Semiconductor Equipment	—	10,939	—	10,939
Software	—	71,055	—	71,055
Tobacco	—	448,554	—	448,554
Trading Companies & Distributors	—	173,649	—	173,649
Wireless Telecommunication Services	—	12,560	—	12,560
Total Common Stocks	63,531	4,172,072	—	4,235,603
Short-Term Investments
Investment Company	114,192	—	—	114,192
Repurchase Agreements	—	2,649	—	2,649
Total Short-Term Investments	114,192	2,649	—	116,841
Total Assets	177,723	4,174,721	—	4,352,444
Liabilities:
Foreign Currency Forward Exchange Contract	—	(6,403)	—	(6,403)
Total	$177,723	$4,168,318	$—	$4,346,041

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2015, the Portfolio did not have any investments transfer between investment levels.

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments.

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2015.

	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contract	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(6,403)

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2015 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$8,538
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(5,928)

At December 31, 2015, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Foreign Currency Forward Exchange Contract	$—	$(6,403)

(a) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Commonwealth Bank of Australia	$6,403	$—	$—	$6,403

For the year ended December 31, 2015, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$377,206,000

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$17,215	(b)	$—	$17,215	(c)(d)	$0

(b) Represents market value of loaned securities at period end.

(c) The Portfolio received cash collateral of approximately $18,375,000, of which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments.

(d) The actual collateral received is greater than the amount shown here due to overcollateralization.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures". ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$18,375	$—	$—	$—	$18,375
Total Borrowings	$18,375	$—	$—	$—	$18,375
Gross amount of recognized liabilities for securities lending transactions					$18,375

7.  Redemption Fees: The Portfolio will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses -distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $10 billion	Over $10 billion
0.80%	0.75%

For the year ended December 31, 2015, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.80% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I shares, 1.30% for Class A shares, 1.80% for Class L shares, 2.05% for Class C shares and 0.91% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2015, approximately $49,000 of advisory fees were waived and approximately $1,899,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Advisers and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial

Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $1,368,250,000 and $1,853,410,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2015, advisory fees paid were reduced by approximately $10,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2015 (000)
$175,317	$1,173,992	$1,235,117	$10	$114,192

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$121,703	$—	$144,283	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses)

on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in-Capital (000)
$6,723	$(6,723)	$—

At December 31, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$4,435	$—

At December 31, 2015, the Portfolio had available for Federal income tax purposes unused short term and long term capital losses of approximately $20,709,000 and $60,377,000, respectively, that do not have an expiration date.

In addition, at December 31, 2015, the Portfolio had available for Federal income tax purposes unused capital losses which will expire on the indicated dates:

Amount (000)	Expiration*
$10,001	December 31, 2016
8,116	December 31, 2017

* Includes capital losses acquired from Morgan Stanley International Value Equity Fund that may be subject to limitation under IRC Section 382 in future years, reducing the total carryforwad available.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Other: At December 31, 2015, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 43.4%.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Equity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2015 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Equity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2016

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2015. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $99,278,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $5,613,000 and has derived net income from sources within foreign countries amounting to approximately $139,943,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held Registrant	Length of with Served****	Time Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
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Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

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You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

37

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
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© 2016 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIEANN
1405194 EXP. 02.28.17

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Real Estate Portfolio

Annual Report

December 31, 2015

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	27
Federal Tax Notice	28
U.S. Privacy Policy	29
Director and Officer Information	32

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in International Real Estate Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2016

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Expense Example (unaudited)

International Real Estate Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Real Estate Portfolio Class I	$1,000.00	$938.70	$1,020.16	$4.89	$5.09	1.00%
International Real Estate Portfolio Class A	1,000.00	937.00	1,018.40	6.59	6.87	1.35
International Real Estate Portfolio Class H	1,000.00	937.00	1,018.40	6.59	6.87	1.35
International Real Estate Portfolio Class L	1,000.00	934.70	1,015.88	9.02	9.40	1.85
International Real Estate Portfolio Class C	1,000.00	933.10	1,014.62	10.23	10.66	2.10
International Real Estate Portfolio Class IS	1,000.00	938.60	1,020.32	4.74	4.94	0.97

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited)

International Real Estate Portfolio

The Portfolio seeks to provide current income and long-term capital appreciation.

Performance

For the year ended December 31, 2015, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –3.29%, net of fees. The Portfolio's Class I shares underperformed the Portfolio's benchmark, the FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index (the "Index"), which returned –2.58%, and the MSCI EAFE Index, which returned –0.81%.

Factors Affecting Performance

•  The international real estate securities market declined 2.58% during the 12-month period ending December 31, 2015, as measured by the Index. Europe outperformed the international average and Asia underperformed the international average.

•  During the year, property stocks have been largely influenced by transactional evidence in the private markets of strong investor demand for core assets at valuations that demonstrate the acceptance of low expected returns. Share prices also appeared to fluctuate alongside various macro concerns including expectations for higher interest rates going forward and global economic growth concerns, with a particular focus on China's economic slowdown.

•  Performance within the Asian regional portfolio outperformed the Index and the European portfolio was relatively neutral. Top-down global allocation detracted from relative performance due to the underweight to the European portfolio and overweight to the Asian regional portfolio. In Asia, the Portfolio benefited from stock selection in Hong Kong and Hong Kong-listed China real estate operating companies (REOCs), and the underweight to and stock selection within Singapore; this was partially offset by the negative influence of its overweight to Hong Kong and underweight to Australia. In Europe, the Portfolio benefited from stock selection in Germany and the U.K.; this was partially offset by the overweight to Norway and stock selection in Sweden and Austria, which detracted.

Management Strategies

•  The Portfolio is comprised of two regional portfolios with a global allocation which weights the European and Asian regions relative to the Index based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Moreover, both of the regional portfolios reflect our core investment philosophy as a real estate value investor, which results in the ownership of stocks that we believe provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification. Our company-specific research leads us to specific preferences for sub-segments within each of the property sectors and countries. For the period ended December 31, 2015, the Portfolio was overweight the Asian listed property sector and underweight the European listed property sector.

•  In Asia, the Hong Kong REOCs continue to represent the most significant overweight in the global portfolio, as we believe the stocks offer highly attractive value given the wide discrepancy between public and private valuations, and relative to other public listed property markets. The companies traded at an average 46% discount to net asset values (NAVs) — their underlying private real estate value — at the end of the period, which represented the widest discount on a global basis, and we believe share prices substantially discount the various risks that could potentially impact operating fundamentals and asset values in the private market and ignored strong transactional evidence in the office market.(i) The discounted valuations are further accentuated as the Hong Kong REOCs maintain very modest leverage levels. Sentiment continues to be a significant driver of share price movements and investor sentiment remained cautious due to macro concerns regarding China. The Japan REOCs traded at an average 20% discount to NAVs. Share prices do not fully reflect strong transactional evidence in the private market. In wide contrast, the Japan real estate investment trusts (J-REITs) continued to trade at a significant premium of 22% — the widest premium on a global basis — driven by purchases by the Bank of Japan and domestic investor attraction to the positive spread between J-REIT dividend yields

(i)  Source for all valuations data: Morgan Stanley Investment Management, as of ending date December 31, 2015.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited) (cont'd)

International Real Estate Portfolio

relative to the 10-year Japanese government bond yield. It is notable that the asset portfolios of the major Japan REOCs, which are largely comprised of prime office assets in Central Tokyo, may benefit from stronger operating fundamentals as compared to the generally lower-quality and diverse asset portfolios of the J-REITs. As a result, we believe the valuations for the Japan REOCs are far more attractive relative to the prevailing valuations for the J-REITs and we remain overweight to the REOCs and underweight the REITs within Japan. Finally, it is notable current NAVs are based on cash flows that are near cyclical lows and continued improvements in occupancy levels have led to greater enthusiasm for rental growth. The Portfolio was underweight Australia and the Singapore REITs on relative valuation.

•  In Europe, property stocks in the U.K. ended the period trading at a 6% discount to reported NAVs (with the large-cap U.K. Majors trading at a 15% discount to NAVs) and property stocks on the Continent ended the period trading at an average 16% premium to reported NAVs. As rental growth remains modest in most markets on the Continent, current premiums reflect continued yield compression following the start of quantitative easing. In the U.K., the pace of NAV growth is expected to decelerate going forward as the contribution from yield compression diminishes and rental growth takes over as the main driver of capital value growth. Moreover, we believe the U.K. companies are poised to benefit from better economic prospects and have stronger balance sheets, lower leverage ratios and longer average debt maturities than companies on the Continent. As a result, given share price premiums and weaker growth prospects the Continent remains less attractive relative to the U.K., in particular the U.K. Majors, and within Europe we remain overweight the U.K. Majors and underweight the Continent.

•  Investment values for prime real estate assets have continued to improve due to investors' widespread acceptance of low expected returns from real estate in today's low return environment, coupled with continued credit availability and low borrowing rates. Very strong capital flows to the property sector have driven asset pricing to all-time highs in most prime markets. In Western markets, valuations for prime assets have largely recovered back to or in excess of peak levels achieved in 2007. In Asian markets, Hong Kong has witnessed improvements in asset values primarily due to improved cash flows (as cap rate compression has not been as pervasive), whereas in Tokyo improvements have largely been due to cap rate compression with a modest recovery in fundamentals. In Australia, despite weak operating fundamentals, there has been continued strong investor demand for commercial assets.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, H, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited) (cont'd)

International Real Estate Portfolio

Performance Compared to the FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index(1) and the MSCI EAFE Index(2)

	Period Ended December 31, 2015 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	–3.29%	3.66%	2.14%	7.67%
Portfolio — Class A Shares w/o sales charges(4)	–3.61	3.35	1.87	7.39
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	–8.67	2.24	1.32	7.08
Portfolio — Class H Shares w/o sales charges(5)	–3.65	—	—	6.24
Portfolio — Class H Shares with maximum 4.75% sales charges(5)	–8.24	—	—	4.85
Portfolio — Class L Shares w/o sales charges(5)	–4.11	—	—	5.72
Portfolio — Class C Shares w/o sales charges(7)	—	—	—	–11.47
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(7)	—	—	—	–12.34
Portfolio — Class IS Shares w/o sales charges(6)	–3.26	—	—	–0.02
FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index	–2.58	4.49	3.53	5.85
MSCI EAFE Index	–0.81	3.60	3.03	8.03

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index is a free float-adjusted market capitalization weighted index designed to reflect the stock performance of companies engaged in the European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. "Net Total Return " reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 2/18/05 (gross returns used prior to 2/18/05). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on October 1, 1997.

(5)  Commenced offering on April 27, 2012.

(6)  Commenced offering on September 13, 2013.

(7)  Commenced offering on April 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments

International Real Estate Portfolio

	Shares	Value (000)
Common Stocks (99.2%)
Australia (11.1%)
Dexus Property Group REIT	103,430	$561
Goodman Group REIT	313,758	1,420
GPT Group REIT	302,032	1,044
Investa Office Fund REIT	67,885	196
Mirvac Group REIT	460,326	659
Scentre Group REIT	851,875	2,582
Shopping Centres Australasia Property Group REIT	41,504	64
Stockland REIT	309,264	918
Vicinity Centres REIT	214,493	435
Westfield Corp. REIT	321,986	2,215
		10,094
Austria (0.3%)
Atrium European Real Estate Ltd. (a)	65,614	254
Belgium (0.0%)
Befimmo SA REIT	588	35
China (0.9%)
China Overseas Land & Investment Ltd. (b)	42,000	146
China Resources Land Ltd. (b)	20,000	58
Dalian Wanda Commercial Properties Co., Ltd. H Shares (b)(c)	29,300	170
Global Logistic Properties Ltd.	283,200	426
		800
Finland (1.7%)
Citycon Oyj (a)	390,019	1,010
Sponda Oyj	118,231	500
		1,510
France (6.9%)
Fonciere Des Regions REIT	3,326	298
Gecina SA REIT	6,103	740
ICADE REIT	10,587	711
Klepierre REIT	20,935	928
Mercialys SA REIT	6,568	133
Unibail-Rodamco SE REIT	13,609	3,451
		6,261
Germany (3.6%)
ADO Properties SA (a)(c)	11,415	330
Alstria Office AG REIT (a)	1,145	15
Deutsche Euroshop AG	5,232	230
Deutsche Wohnen AG	35,895	999
LEG Immobilien AG (a)	2,413	198
Vonovia SE	49,100	1,521
		3,293
Hong Kong (25.8%)
Champion REIT	206,000	103
Cheung Kong Property Holdings Ltd.	474,000	3,058
Hang Lung Properties Ltd.	156,000	354
Henderson Land Development Co., Ltd.	163,630	996
Hongkong Land Holdings Ltd.	576,400	4,019
	Shares	Value (000)
Hysan Development Co., Ltd.	493,836	$2,015
Kerry Properties Ltd.	97,771	266
Link REIT	371,895	2,219
New World Development Co., Ltd.	901,748	885
Sino Land Co., Ltd.	164,945	240
Sun Hung Kai Properties Ltd.	484,456	5,814
Swire Properties Ltd.	638,700	1,836
Wharf Holdings Ltd. (The)	295,117	1,629
		23,434
Ireland (0.9%)
Green REIT PLC	275,025	476
Hibernia REIT PLC	240,181	367
		843
Italy (0.0%)
Beni Stabili SpA REIT	47,776	36
Japan (22.7%)
Activia Properties, Inc. REIT	95	403
Advance Residence Investment Corp. REIT	121	266
Daiwa Office Investment Corp. REIT	47	255
Frontier Real Estate Investment Corp. REIT	22	88
GLP J-REIT	293	283
Hulic Co., Ltd.	19,600	172
Japan Real Estate Investment Corp. REIT	216	1,051
Japan Retail Fund Investment Corp. REIT	234	449
Kenedix Office Investment Corp. REIT	27	126
Mitsubishi Estate Co., Ltd.	266,000	5,513
Mitsui Fudosan Co., Ltd.	206,000	5,162
Mori Hills Investment Corp. REIT	279	358
Nippon Building Fund, Inc. REIT	266	1,271
Nippon Prologis, Inc. REIT	262	473
Nomura Real Estate Master Fund, Inc. REIT (a)	266	329
NTT Urban Development Corp.	8,700	84
Orix, Inc. J-REIT	319	413
Premier Investment Corp. REIT	61	62
Sumitomo Realty & Development Co., Ltd.	93,000	2,650
Tokyo Tatemono Co., Ltd.	40,000	435
Tokyu, Inc. REIT	53	67
United Urban Investment Corp. REIT	515	699
		20,609
Malta (0.0%)
BGP Holdings PLC (a)(d)(e)	4,769,371	—
Netherlands (1.3%)
Eurocommercial Properties N.V. CVA REIT	15,675	676
Wereldhave N.V. REIT	9,217	517
		1,193
Norway (1.0%)
Entra ASA (c)	96,633	775
Norwegian Property ASA (a)	91,290	94
		869

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

International Real Estate Portfolio

	Shares	Value (000)
Singapore (2.4%)
Ascendas Real Estate Investment Trust REIT	213,700	$342
CapitaLand Commercial Trust Ltd. REIT	162,900	155
CapitaLand Ltd.	370,600	870
CapitaLand Mall Trust REIT	278,100	377
UOL Group Ltd.	96,922	425
		2,169
Sweden (2.1%)
Atrium Ljungberg AB, Class B	21,356	336
Castellum AB	37,079	526
Fabege AB	7,927	130
Hufvudstaden AB, Class A	62,869	890
		1,882
Switzerland (1.9%)
Mobimo Holding AG (Registered) (a)	348	77
PSP Swiss Property AG (Registered) (a)	17,095	1,497
Swiss Prime Site AG (Registered) (a)	2,114	165
		1,739
United Kingdom (16.6%)
British Land Co., PLC REIT	259,912	2,992
Capital & Counties Properties PLC	50,956	331
Capital & Regional PLC REIT	395,387	378
Derwent London PLC REIT	20,100	1,086
Great Portland Estates PLC REIT	83,503	1,018
Hammerson PLC REIT	158,953	1,405
Intu Properties PLC REIT	236,957	1,107
Land Securities Group PLC REIT	192,661	3,340
Londonmetric Property PLC REIT	735	2
LXB Retail Properties PLC (a)	377,895	534
Segro PLC REIT	143,469	906
Shaftesbury PLC REIT	37,479	502
ST Modwen Properties PLC	53,772	328
Unite Group PLC	34,394	332
Urban & Civic PLC	118,549	492
Workspace Group PLC REIT	21,763	307
		15,060
Total Common Stocks (Cost $91,631)		90,081
	No. of Rights
Right (0.0%)
Singapore (0.0%)
Ascendas Real Estate Investment Trust REIT (a) (Cost $—)	8,013	—	@
	Shares	Value (000)
Short-Term Investment (0.7%)
Investment Company (0.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $602)	602,069	$602
Total Investments (99.9%) (Cost $92,233) (f)(g)		90,683
Other Assets in Excess of Liabilities (0.1%)		116
Net Assets (100.0%)		$90,799

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Security has been deemed illiquid at December 31, 2015.

(e)  At December 31, 2015, the Portfolio held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(f)  The approximate fair value and percentage of net assets, $90,081,000 and 99.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(g)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $105,843,000. The aggregate gross unrealized appreciation is approximately $3,450,000 and the aggregate gross unrealized depreciation is approximately $18,610,000 resulting in net unrealized depreciation of approximately $15,160,000.

@  Value is less than $500.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	53.6%
Retail	21.4
Office	15.2
Other*	9.8
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

International Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $91,631)	$90,081
Investment in Security of Affiliated Issuer, at Value (Cost $602)	602
Total Investments in Securities, at Value (Cost $92,233)	90,683
Foreign Currency, at Value (Cost $92)	86
Dividends Receivable	150
Tax Reclaim Receivable	36
Receivable for Investments Sold	22
Receivable for Portfolio Shares Sold	19
Receivable from Affiliate	—	@
Other Assets	47
Total Assets	91,043
Liabilities:
Payable for Advisory Fees	77
Payable for Portfolio Shares Redeemed	66
Payable for Custodian Fees	44
Payable for Professional Fees	25
Payable for Administration Fees	6
Payable for Sub Transfer Agency Fees — Class I	3
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class H	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class H	—	@
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Directors' Fees and Expenses	1
Payable for Shareholder Services Fees — Class A	1
Payable for Shareholder Services Fees — Class H	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Investments Purchased	—	@
Other Liabilities	19
Total Liabilities	244
Net Assets	$90,799
Net Assets Consist Of:
Paid-in-Capital	$699,072
Distributions in Excess of Net Investment Income	(357)
Accumulated Net Realized Loss	(606,356)
Unrealized Appreciation (Depreciation) on:
Investments	(1,550)
Foreign Currency Translations	(10)
Net Assets	$90,799

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

International Real Estate Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2015 (000)
CLASS I:
Net Assets	$67,459
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,603,565
Net Asset Value, Offering and Redemption Price Per Share	$18.72
CLASS A:
Net Assets	$2,308
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	123,254
Net Asset Value, Redemption Price Per Share	$18.73
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.04
Maximum Offering Price Per Share	$19.77
CLASS H:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	578
Net Asset Value, Redemption Price Per Share	$18.84
Maximum Sales Load	4.75%
Maximum Sales Charge	$0.94
Maximum Offering Price Per Share	$19.78
CLASS L:
Net Assets	$55
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,934
Net Asset Value, Offering and Redemption Price Per Share	$18.61
CLASS C:
Net Assets	$22
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,206
Net Asset Value, Offering and Redemption Price Per Share	$18.50
CLASS IS:
Net Assets	$20,944
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,119,155
Net Asset Value, Offering and Redemption Price Per Share	$18.71

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

International Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2015 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $196 of Foreign Taxes Withheld)	$2,755
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	2,755
Expenses:
Advisory Fees (Note B)	778
Custodian Fees (Note F)	159
Professional Fees	99
Administration Fees (Note C)	78
Registration Fees	67
Sub Transfer Agency Fees — Class I	25
Sub Transfer Agency Fees — Class A	3
Sub Transfer Agency Fees — Class H	— @
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Shareholder Reporting Fees	16
Transfer Agency Fees — Class I (Note E)	5
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class H (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	2
Pricing Fees	11
Shareholder Services Fees — Class A (Note D)	7
Shareholder Services Fees — Class H (Note D)	— @
Distribution and Shareholder Services Fees — Class L (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Directors' Fees and Expenses	3
Other Expenses	15
Total Expenses	1,276
Waiver of Advisory Fees (Note B)	(282)
Reimbursement of Class Specific Expenses — Class I (Note B)	(4)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class H (Note B)	(2)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	981
Net Investment Income	1,774
Realized Loss:
Investments Sold	(4,922)
Foreign Currency Transactions	(26)
Net Realized Loss	(4,948)
Change in Unrealized Appreciation (Depreciation):
Investments	205
Foreign Currency Translations	(6)
Net Change in Unrealized Appreciation (Depreciation)	199
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(4,749)
Net Decrease in Net Assets Resulting from Operations	$(2,975)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

International Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,774	$2,491
Net Realized Loss	(4,948)	(36,351)
Net Change in Unrealized Appreciation (Depreciation)	199	34,120
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,975)	260
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,912)	(2,415)
Class A:
Net Investment Income	(53)	(58)
Class H:
Net Investment Income	(1)	(2)
Class L:
Net Investment Income	(1)	(1)
Class C:
Net Investment Income	(— @)	—
Class IS:
Net Investment Income	(294)	(701)
Total Distributions	(2,261)	(3,177)
Capital Share Transactions:(1)
Class I:
Subscribed	5,627	16,918
Distributions Reinvested	1,015	1,200
Redeemed	(29,676)	(53,548)
Class A:
Subscribed	128	306
Distributions Reinvested	47	52
Redeemed	(525)	(887)
Class H:
Distributions Reinvested	1	2
Redeemed	(103)	—
Class L:
Subscribed	—	21
Distributions Reinvested	1	1
Redeemed	(40)	—
Class C:
Subscribed	25 *	—
Distributions Reinvested	— @*	—
Redeemed	(— @)*	—
Class IS:
Subscribed	19,970	40,510
Distributions Reinvested	294	701
Redeemed	(555)	(36,082)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(3,791)	(30,806)
Redemption Fees	— @	1
Total Decrease in Net Assets	(9,027)	(33,722)
Net Assets:
Beginning of Period	99,826	133,548
End of Period (Including Distributions in Excess of Net Investment Income of $(357) and $(193))	$90,799	$99,826

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

International Real Estate Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2015 (000)		Year Ended December 31, 2014 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	272		828
Shares Issued on Distributions Reinvested	52		60
Shares Redeemed	(1,473)		(2,641)
Net Decrease in Class I Shares Outstanding	(1,149)		(1,753)
Class A:
Shares Subscribed	6		16
Shares Issued on Distributions Reinvested	2		3
Shares Redeemed	(26)		(45)
Net Decrease in Class A Shares Outstanding	(18)		(26)
Class H:
Shares Issued on Distributions Reinvested	—	@@	— @@
Shares Redeemed	(5)		—
Net Increase (Decrease) in Class H Shares Outstanding	(5)		— @@
Class L:
Shares Subscribed	—		1
Shares Issued on Distributions Reinvested	—	@@	— @@
Shares Redeemed	(2)		—
Net Increase (Decrease) in Class L Shares Outstanding	(2)		1
Class C:
Shares Subscribed	1	*	—
Shares Issued on Distributions Reinvested	—	@@*	—
Shares Redeemed	(—	@@)*	—
Net Increase in Class C Shares Outstanding	1		—
Class IS:
Shares Subscribed	1,002		1,915
Shares Issued on Distributions Reinvested	15		36
Shares Redeemed	(27)		(1,823)
Net Increase in Class IS Shares Outstanding	990		128

*  For the period April 30, 2015 through December 31, 2015.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

International Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013		2012	2011
Net Asset Value, Beginning of Period	$19.84	$19.99	$20.16		$14.66	$18.85
Income (Loss) from Investment Operations:
Net Investment Income†	0.37	0.39	0.41		0.44	0.39
Net Realized and Unrealized Gain (Loss)	(1.00)	(0.07)	0.65		5.89	(4.04)
Total from Investment Operations	(0.63)	0.32	1.06		6.33	(3.65)
Distributions from and/or in Excess of:
Net Investment Income	(0.49)	(0.47)	(1.23)		(0.83)	(0.54)
Redemption Fees	0.00 ‡	0.00 ‡	0.00	‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$18.72	$19.84	$19.99		$20.16	$14.66
Total Return++	(3.29)%	1.61%	5.56%		44.05%	(19.92)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$67,459	$94,269	$130,023		$138,390	$207,695
Ratio of Expenses to Average Net Assets (1)	1.00%+	1.00%+	1.00	%+	1.00%+	1.00%+
Ratio of Net Investment Income to Average Net Assets (1)	1.84%+	1.91%+	2.00	%+	2.54%+	2.17%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00	%§	0.00%§	0.00%§
Portfolio Turnover Rate	37%	59%	40%		31%	18%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.29%	1.16%	1.23	%+	1.12%	N/A
Net Investment Income to Average Net Assets	1.55%	1.75%	1.76	%+	2.42%	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

International Real Estate Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013		2012	2011
Net Asset Value, Beginning of Period	$19.84	$19.98	$20.14		$14.65	$18.83
Income (Loss) from Investment Operations:
Net Investment Income†	0.30	0.31	0.35		0.39	0.34
Net Realized and Unrealized Gain (Loss)	(1.00)	(0.06)	0.66		5.89	(4.04)
Total from Investment Operations	(0.70)	0.25	1.01		6.28	(3.70)
Distributions from and/or in Excess of:
Net Investment Income	(0.41)	(0.39)	(1.17)		(0.79)	(0.48)
Redemption Fees	—	0.00 ‡	0.00	‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$18.73	$19.84	$19.98		$20.14	$14.65
Total Return++	(3.61)%	1.27%	5.28%		43.71%	(20.16)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,308	$2,792	$3,331		$4,431	$3,400
Ratio of Expenses to Average Net Assets (1)	1.35%+	1.35%+	1.27	%+^	1.25%+	1.25%+
Ratio of Net Investment Income to Average Net Assets (1)	1.48%+	1.55%+	1.72	%+	2.23%+	1.92%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00	%§	0.00%§	0.00%§
Portfolio Turnover Rate	37%	59%	40%		31%	18%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.70%	1.58%	1.53	%+	1.38%	N/A
Net Investment Income to Average Net Assets	1.13%	1.32%	1.47	%+	2.10%	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class A shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

International Real Estate Portfolio

	Class H
	Year Ended December 31,				Period from April 27, 2012^ to
Selected Per Share Data and Ratios	2015	2014	2013		December 31, 2012
Net Asset Value, Beginning of Period	$19.79	$19.95	$20.13		$17.31
Income (Loss) from Investment Operations:
Net Investment Income†	0.35	0.31	0.37		0.22
Net Realized and Unrealized Gain (Loss)	(1.06)	(0.07)	0.63		3.40
Total from Investment Operations	(0.71)	0.24	1.00		3.62
Distributions from and/or in Excess of:
Net Investment Income	(0.25)	(0.40)	(1.18)		(0.80)
Redemption Fees	0.01	0.00 ‡	—		—
Net Asset Value, End of Period	$18.84	$19.79	$19.95		$20.13
Total Return++	(3.65)%	1.27%	5.27%		21.66	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11	$113	$111		$13
Ratio of Expenses to Average Net Assets (1)	1.35%+	1.35%+	1.28	%+^^	1.25	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.68%+	1.54%+	1.83	%+	1.85	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00	%§	0.00	%§*
Portfolio Turnover Rate	37%	59%	40%		31	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.59%	2.92%	1.92	%+	1.43	%*
Net Investment Income (Loss) to Average Net Assets	(0.56)%	(0.03)%	1.20	%+	1.67	%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class H shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class H shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

International Real Estate Portfolio

	Class L
	Year Ended December 31,				Period from April 27, 2012^ to
Selected Per Share Data and Ratios	2015	2014	2013		December 31, 2012
Net Asset Value, Beginning of Period	$19.69	$19.86	$20.13		$17.31
Income (Loss) from Investment Operations:
Net Investment Income†	0.18	0.21	0.22		0.16
Net Realized and Unrealized Gain (Loss)	(0.97)	(0.06)	0.68		3.40
Total from Investment Operations	(0.79)	0.15	0.90		3.56
Distributions from and/or in Excess of:
Net Investment Income	(0.29)	(0.32)	(1.17)		(0.74)
Redemption Fees	0.00 ‡	0.00 ‡	—		—
Net Asset Value, End of Period	$18.61	$19.69	$19.86		$20.13
Total Return++	(4.11)%	0.75%	4.73%		21.28	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$55	$95	$73		$12
Ratio of Expenses to Average Net Assets (1)	1.85%+	1.85%+	1.81	%+^^	1.75	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.90%+	1.05%+	1.08	%+	1.37	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00	%§	0.00	%§*
Portfolio Turnover Rate	37%	59%	40%		31	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.58%	3.90%	3.44	%+	1.93	%*
Net Investment Income (Loss) to Average Net Assets	(1.83)%	(1.00)%	(0.55	)%+	1.19	%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.75% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

International Real Estate Portfolio

	Class C
Selected Per Share Data and Ratios	Period from April 30, 2015^ to December 31, 2015
Net Asset Value, Beginning of Period	$21.28
Income (Loss) from Investment Operations:
Net Investment Income†	0.06
Net Realized and Unrealized Loss	(2.48)
Total from Investment Operations	(2.42)
Distributions from and/or in Excess of:
Net Investment Income	(0.36)
Redemption Fees	0.00	‡
Net Asset Value, End of Period	$18.50
Total Return++	(11.47	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$22
Ratios of Expenses to Average Net Assets (1)	2.10	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.45	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	37%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	10.98	%*
Net Investment Loss to Average Net Assets	(8.43	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

International Real Estate Portfolio

	Class IS
	Year Ended December 31,		Period from September 13, 2013^ to
Selected Per Share Data and Ratios	2015	2014	December 31, 2013
Net Asset Value, Beginning of Period	$19.83	$19.99	$19.97
Income (Loss) from Investment Operations:
Net Investment Income†	0.37	0.23	0.11
Net Realized and Unrealized Gain (Loss)	(1.00)	0.09	0.22
Total from Investment Operations	(0.63)	0.32	0.33
Distributions from and/or in Excess of:
Net Investment Income	(0.49)	(0.48)	(0.31)
Redemption Fees	0.00 ‡	0.00 ‡	—
Net Asset Value, End of Period	$18.71	$19.83	$19.99
Total Return++	(3.26)%	1.60%	1.68	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$20,944	$2,557	$10
Ratio of Expenses to Average Net Assets (1)	0.97%+	0.97%+	0.97	%+^^*
Ratio of Net Investment Income to Average Net Assets (1)	1.86%+	1.14%+	1.76	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00	%§*
Portfolio Turnover Rate	37%	59%	40	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	1.30%	1.13%	6.46	%*
Net Investment Income (Loss) to Average Net Assets	1.53%	0.98%	(3.73	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.97% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Real Estate Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek a combination of current income and long-term capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world (excluding the United States and Canada).

The Portfolio offers six classes of shares — Class I, Class A, Class H, Class L, Class C and Class IS. The Portfolio's Class H shares are currently closed to all investors. On April 30, 2015, the Portfolio commenced offering Class C shares and suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

The Portfolio invests a significant portion of its assets in securities of real estate investment trusts ("REITs"). The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Diversified	$—	$48,629	$—	†	$48,629	†
Industrial	—	3,850	—		3,850
Mixed Industrial/Office	—	561	—		561
Office	—	13,808	—		13,808
Residential	—	3,850	—		3,850
Retail	—	19,383	—		19,383
Total Common Stocks	—	90,081	—	†	90,081	†

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)		Total (000)
Right	$—	$—	@	$—		$—	@
Short-Term Investment
Investment Company	602	—		—		602
Total Assets	$602	$90,081		$—	†	$90,683	†

@  Value is less than $500.

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2015, securities with a total value of approximately $170,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2014 were valued using other significant observable inputs at December 31, 2015. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stock (000)
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$—	†
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2015	$—

†  Includes one security which is valued at zero.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Redemption Fees: The Portfolio will assess a 2% redemption fee on Class I shares, Class A shares, Class H, Class L shares, Class C shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date

(date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.80% of the daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.35% for Class H, 1.85% for Class L shares, 2.10% for Class C shares and 0.97% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2015, approximately $282,000 of advisory fees were waived and approximately $13,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Advisers and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted Shareholder Services Plan with respect to Class A and Class H shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A and Class H shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class H, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $35,807,000 and $50,183,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2015, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2015 (000)
$174	$29,492	$29,064	$—	@	$602

@ Amount is less than $500.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

During the year ended December 31, 2015, the Portfolio incurred approximately $1,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator, Sub-Advisers and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,263	$—	$3,177	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$323	$(329)	$6

At December 31, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$454	$—

At December 31, 2015, the Portfolio had available for Federal income tax purposes unused short-term capital losses of approximately $2,733,000 and long-term capital losses of approximately $207,449,000 that do not have an expiration date.

In addition, at December 31, 2015, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

Amount (000)	Expiration
$98,798	December 31, 2016
217,627	December 31, 2017
66,872	December 31, 2018

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Other: At December 31, 2015, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 61.6%.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Real Estate Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Real Estate Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Real Estate Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2015 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2016

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for the taxable year ended December 31, 2015.

When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $1,009,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $123,000, and has derived net income from sources within foreign countries amounting to approximately $2,784,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

36

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2016 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIREANN
1406566 EXP. 02.28.17

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Real Estate Portfolio

Annual Report

December 31, 2015

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	28
Federal Tax Notice	29
U.S. Privacy Policy	30
Director and Officer Information	33

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Real Estate Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2016

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Expense Example (unaudited)

Global Real Estate Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Real Estate Portfolio Class I	$1,000.00	$1,009.70	$1,019.81	$5.42	$5.45	1.07%
Global Real Estate Portfolio Class A	1,000.00	1,008.50	1,018.40	6.83	6.87	1.35
Global Real Estate Portfolio Class L	1,000.00	1,006.00	1,016.23	9.00	9.05	1.78
Global Real Estate Portfolio Class C	1,000.00	1,003.90	1,014.37	10.86	10.92	2.15
Global Real Estate Portfolio Class IS	1,000.00	1,010.70	1,020.27	4.97	4.99	0.98

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited)

Global Real Estate Portfolio

The Portfolio seeks to provide current income and capital appreciation.

Performance

For the year ended December 31, 2015, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –0.94%, net of fees. The Portfolio's Class I shares underperformed the Portfolio's benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors (the "Index"), which returned –0.11%, and underperformed the MSCI World Index, which returned –0.87%.

Factors Affecting Performance

•  The global real estate securities market was basically flat, returning –0.11% during the 12-month period ending December 31, 2015, as measured by the Index. Europe was the best-performing region in the year, North America also significantly outperformed the global average, and Asia meaningfully underperformed the global average.

•  During the year, property stocks have been largely influenced by transactional evidence in the private markets of strong investor demand for core assets at valuations that demonstrate the acceptance of low expected returns. Share prices also appeared to fluctuate alongside various macro concerns including expectations for higher interest rates going forward and global economic growth concerns, with a particular focus on China's economic slowdown.

•  Performance within the Asian regional portfolio outperformed the Index, the European portfolio was relatively neutral, and the North American portfolio detracted. Top-down global allocation detracted from relative performance due to the overweight to the Asian regional portfolio and underweight to the European portfolio. In Asia, the Portfolio benefited from stock selection in Hong Kong and Hong Kong-listed China real estate operating companies (REOCs), and the underweight to and stock selection within Singapore; this was partially offset by the negative influence of its overweight to Hong Kong and underweight to Australia. In Europe, the Portfolio benefited from stock selection in Germany and the

U.K.; this was partially offset by the overweight to Norway and stock selection in Sweden and Austria, which detracted. In the U.S., the Portfolio benefited from the overweight to the apartment sector, underweight to health care sector and stock selection within and the underweight to the net lease sector. The underweight to Canada also contributed to relative performance. This was offset by relative weakness from the overweight to and stock selection within the hotel sector, and stock selection in the apartment sector.

Management Strategies

•  The global portfolio is comprised of three regional portfolios with a global allocation which weights each of the three major regions (North America, Europe and Asia) relative to the Index based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Moreover, each of the regional portfolios reflects our core investment philosophy as a real estate value investor, which results in the ownership of stocks that we believe provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification. Our company-specific research leads us to specific preferences for sub-segments within each of the property sectors and countries. For the period ended December 31, 2015, the Portfolio was overweight the Asian and North American listed property sectors, and underweight the European listed property sector.

•  In Asia, the Hong Kong REOCs continue to represent the most significant overweight in the global portfolio, as we believe the stocks offer highly attractive value given the wide discrepancy between public and private valuations, and relative to other public listed property markets. The companies traded at an average 46% discount to net asset values (NAVs) — their underlying private real estate value — at the end of the period, which represented the widest discount on a global basis, and we believe share prices substantially discount the various risks that could potentially impact operating fundamentals and asset values in the private market and ignored strong transactional evidence in the office market.(i) The discounted valuations are further accentuated as the Hong Kong REOCs

(i)  Source for all valuations data, unless otherwise noted: Morgan Stanley Investment Management, as of ending date December 31, 2015.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

maintain very modest leverage levels. Sentiment continues to be a significant driver of share price movements and investor sentiment remained cautious due to macro concerns regarding China. The Japan REOCs traded at an average 20% discount to NAVs. Share prices do not fully reflect strong transactional evidence in the private market. In wide contrast, the Japan real estate investment trusts (J-REITs) continued to trade at a significant premium of 22% — the widest premium on a global basis — driven by purchases by the Bank of Japan and domestic investor attraction to the positive spread between J-REIT dividend yields relative to the 10-year Japanese government bond yield. It is notable that the asset portfolios of the major Japan REOCs, which are largely comprised of prime office assets in Central Tokyo, may benefit from stronger operating fundamentals as compared to the generally lower-quality and diverse asset portfolios of the J-REITs. As a result, we believe the valuations for the Japan REOCs are far more attractive relative to the prevailing valuations for the J-REITs and we remain overweight to the REOCs and underweight the REITs within Japan. Finally, it is notable current NAVs are based on cash flows that are near cyclical lows and continued improvements in occupancy levels have led to greater enthusiasm for rental growth. The Portfolio was underweight Australia and the Singapore REITs on relative valuation.

•  In Europe, property stocks in the U.K. ended the period trading at a 6% discount to reported NAVs (with the large-cap U.K. Majors trading at a 15% discount to NAVs) and property stocks on the Continent ended the period trading at an average 16% premium to reported NAVs. As rental growth remains modest in most markets on the Continent, current premiums reflect continued yield compression following the start of quantitative easing. In the U.K., the pace of NAV growth is expected to decelerate going forward as the contribution from yield compression diminishes and rental growth takes over as the main driver of capital value growth. Moreover, we believe the U.K. companies are poised to benefit from better economic prospects and have stronger balance sheets, lower leverage ratios and longer average debt maturities than companies on the Continent. As a result, given share price premiums and weaker growth prospects the Continent remains less attractive relative to the U.K., in particular the U.K. Majors, and within Europe we remain overweight the U.K. Majors and underweight the Continent.

•  Values for high-quality assets in the U.S. have fully recovered and are now, on average, approximately 20% in excess of their all-time peak levels achieved in 2007.(ii) Based on these asset values, share price valuations ended the period on average at par to NAVs. We see attractive value in many of the property sectors with hotels, primary central business district (CBD) office and malls trading at the widest discounts to NAVs. However, there is a disparity in valuations with most property sectors at discounts to NAVs but finance-company/dividend-oriented stocks (health care, net lease) and the storage sector trading at significant premiums to NAVs. Within the U.S., our company-specific research leads us to an overweighting in the Portfolio to a group of companies that are focused in the ownership of primary CBD office assets, high-quality malls, upscale hotels, apartments, and a number of out-of-favor companies and an underweighting to companies concentrated in the ownership of health care, net lease, and secondary CBD/suburban office assets.

•  Investment values for prime real estate assets have continued to improve due to investors' widespread acceptance of low expected returns from real estate in today's low return environment, coupled with continued credit availability and low borrowing rates. Very strong capital flows to the property sector have driven asset pricing to all-time highs in most prime markets. In Western markets, valuations for prime assets have largely recovered back to or in excess of peak levels achieved in 2007. In Asian markets, Hong Kong has witnessed improvements in asset values primarily due to improved cash flows (as cap rate compression has not been as pervasive), whereas in Tokyo improvements have largely been due to cap rate compression with a modest recovery in fundamentals. In Australia, despite weak operating fundamentals, there has been continued strong investor demand for commercial assets.

(ii)  Source: Morgan Stanley Investment Management and Green Street Advisors, Inc., as of ending date 12/31/2015.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on August 30, 2006.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors(1), the MSCI World Index(2) and the Lipper Global Real Estate Funds Average(3)

	Period Ended December 31, 2015 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Portfolio — Class I Shares w/o sales charges(5)	–0.94%	6.59%	—	3.56%
Portfolio — Class A Shares w/o sales charges(5)	–1.25	6.32	—	3.28
Portfolio — Class A Shares with maximum 5.25% sales charges(5)	–6.42	5.19	—	2.69
Portfolio — Class L Shares w/o sales charges(6)	–1.71	5.81	—	3.26
Portfolio — Class C Shares w/o sales charges(8)	—	—	—	–4.71
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(8)	—	—	—	–5.65
Portfolio — Class IS Shares w/o sales charges(7)	–0.84	—	—	6.08
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors	–0.11	7.73	—	3.31
MSCI World Index	–0.87	7.59	—	4.33
Lipper Global Real Estate Funds Average	–0.46	6.87	—	2.80

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in expenses.

(1)  The FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net Total Return to U.S. investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 1/31/05 (gross returns used prior to 1/31/05). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Global Real Estate Funds Average tracks the performance of all funds in the Lipper Global Real Estate Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Portfolio was in the Lipper Global Real Estate Funds classification.

(4)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on August 30, 2006.

(6)  Commenced offering on June 16, 2008.

(7)  Commenced offering September 13, 2013.

(8)  Commenced offering on April 30, 2015.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments

Global Real Estate Portfolio

	Shares	Value (000)
Common Stocks (97.2%)
Australia (4.8%)
Dexus Property Group REIT	1,140,532	$6,185
Goodman Group REIT	3,516,327	15,920
GPT Group REIT	3,387,098	11,707
Investa Office Fund REIT	760,820	2,204
Mirvac Group REIT	5,147,804	7,366
Scentre Group REIT	9,537,172	28,903
Shopping Centres Australasia Property Group REIT	453,253	699
Stockland REIT	3,467,471	10,294
Vicinity Centres REIT	2,409,986	4,884
Westfield Corp. REIT	3,605,827	24,806
		112,968
Austria (0.1%)
Atrium European Real Estate Ltd. (a)	700,314	2,711
Belgium (0.0%)
Befimmo SA REIT	6,046	361
Brazil (0.3%)
BR Malls Participacoes SA	924,761	2,579
BR Properties SA	803,400	1,709
Iguatemi Empresa de Shopping Centers SA	599,301	2,855
		7,143
Canada (1.8%)
Boardwalk REIT	175,814	6,029
Brookfield Canada Office Properties REIT	232,971	4,388
Crombie Real Estate Investment Trust REIT	315,240	2,916
Dream Office Real Estate Investment Trust REIT	216,270	2,715
Extendicare, Inc.	184,957	1,290
First Capital Realty, Inc.	445,352	5,906
RioCan REIT	993,126	17,003
Smart Real Estate Investment Trust REIT	93,274	2,035
		42,282
China (0.4%)
China Overseas Land & Investment Ltd. (b)	476,000	1,653
China Resources Land Ltd. (b)	226,000	652
Dalian Wanda Commercial Properties Co., Ltd. H Shares (b)(c)	323,000	1,870
Global Logistic Properties Ltd.	3,111,200	4,684
		8,859
Finland (0.7%)
Citycon Oyj (a)	3,977,245	10,307
Sponda Oyj	1,199,321	5,070
		15,377
France (2.8%)
Fonciere Des Regions REIT	32,494	2,909
Gecina SA REIT	64,697	7,849
ICADE REIT	108,395	7,277
Klepierre REIT	214,976	9,534
Mercialys SA REIT	83,193	1,684
Unibail-Rodamco SE REIT	141,284	35,823
		65,076
	Shares	Value (000)
Germany (1.4%)
ADO Properties SA (a)(c)	118,620	$3,425
Alstria Office AG REIT (a)	12,538	167
Deutsche Euroshop AG	51,621	2,269
Deutsche Wohnen AG	368,596	10,260
LEG Immobilien AG (a)	25,121	2,062
Vonovia SE	511,232	15,835
		34,018
Hong Kong (11.2%)
Champion REIT	2,198,000	1,096
Cheung Kong Property Holdings Ltd.	5,277,000	34,043
Hang Lung Properties Ltd.	1,713,000	3,885
Henderson Land Development Co., Ltd.	1,827,639	11,126
Hongkong Land Holdings Ltd.	6,519,800	45,466
Hysan Development Co., Ltd.	5,527,014	22,552
Kerry Properties Ltd.	1,087,720	2,961
Link REIT	4,149,275	24,754
New World Development Co., Ltd.	10,078,109	9,889
Sino Land Co., Ltd.	1,835,637	2,675
Sun Hung Kai Properties Ltd.	5,466,367	65,606
Swire Properties Ltd.	7,228,600	20,777
Wharf Holdings Ltd. (The)	3,293,763	18,180
		263,010
Ireland (0.4%)
Green REIT PLC	2,863,551	4,953
Hibernia REIT PLC	2,367,179	3,624
		8,577
Italy (0.0%)
Beni Stabili SpA REIT	520,678	393
Japan (9.8%)
Activia Properties, Inc. REIT	1,059	4,496
Advance Residence Investment Corp. REIT	1,358	2,989
Daiwa Office Investment Corp. REIT	536	2,902
Frontier Real Estate Investment Corp. REIT	249	999
GLP J-REIT	3,278	3,171
Hulic Co., Ltd.	211,800	1,858
Japan Real Estate Investment Corp. REIT	2,414	11,740
Japan Retail Fund Investment Corp. REIT	2,638	5,066
Kenedix Office Investment Corp. REIT	297	1,390
Mitsubishi Estate Co., Ltd.	2,971,000	61,580
Mitsui Fudosan Co., Ltd.	2,313,000	57,958
Mori Hills Investment Corp. REIT	3,030	3,883
Nippon Building Fund, Inc. REIT	3,021	14,430
Nippon Prologis, Inc. REIT	2,936	5,306
Nomura Real Estate Master Fund, Inc. REIT (a)	3,116	3,857
NTT Urban Development Corp.	93,300	897
Orix, Inc. J-REIT	3,576	4,627
Premier Investment Corp. REIT	635	649
Sumitomo Realty & Development Co., Ltd.	1,044,000	29,747
Tokyo Tatemono Co., Ltd.	444,200	4,830
Tokyu, Inc. REIT	552	695
United Urban Investment Corp. REIT	5,840	7,921
		230,991

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
Malta (0.0%)
BGP Holdings PLC (a)(d)(e)	12,867,024	$—
Netherlands (0.5%)
Eurocommercial Properties N.V. CVA REIT	170,367	7,344
Wereldhave N.V. REIT	98,316	5,513
		12,857
Norway (0.4%)
Entra ASA (c)	1,003,829	8,055
Norwegian Property ASA (a)	865,679	886
		8,941
Singapore (1.0%)
Ascendas Real Estate Investment Trust REIT	2,269,900	3,635
CapitaLand Commercial Trust Ltd. REIT	1,789,100	1,698
CapitaLand Ltd.	4,134,700	9,704
CapitaLand Mall Trust REIT	2,971,400	4,027
UOL Group Ltd.	1,071,893	4,701
		23,765
Sweden (0.9%)
Atrium Ljungberg AB, Class B	231,117	3,637
Castellum AB	385,171	5,459
Fabege AB	90,364	1,486
Hufvudstaden AB, Class A	672,568	9,523
		20,105
Switzerland (0.8%)
Mobimo Holding AG (Registered) (a)	4,172	924
PSP Swiss Property AG (Registered) (a)	182,273	15,964
Swiss Prime Site AG (Registered) (a)	27,103	2,117
		19,005
United Kingdom (6.7%)
British Land Co., PLC REIT	2,677,692	30,821
Capital & Counties Properties PLC	595,298	3,864
Capital & Regional PLC REIT	3,993,426	3,815
Derwent London PLC REIT	214,593	11,593
Great Portland Estates PLC REIT	913,454	11,135
Hammerson PLC REIT	1,625,260	14,364
Intu Properties PLC REIT	2,438,826	11,397
Land Securities Group PLC REIT	1,982,908	34,378
LXB Retail Properties PLC (a)	3,651,832	5,160
Segro PLC REIT	1,469,534	9,276
Shaftesbury PLC REIT	388,099	5,201
ST Modwen Properties PLC	549,410	3,351
Unite Group PLC	352,493	3,403
Urban & Civic PLC	1,233,942	5,126
Workspace Group PLC REIT	221,094	3,121
		156,005
United States (53.2%)
Acadia Realty Trust REIT	57,030	1,891
Apartment Investment & Management Co., Class A REIT	227,239	9,096
AvalonBay Communities, Inc. REIT	405,266	74,622
Boston Properties, Inc. REIT	555,242	70,816
	Shares	Value (000)
Brixmor Property Group, Inc. REIT	129,260	$3,337
Camden Property Trust REIT	536,313	41,167
Chesapeake Lodging Trust REIT	557,471	14,026
Corporate Office Properties Trust REIT	357,303	7,800
Cousins Properties, Inc. REIT	1,160,318	10,942
CubeSmart REIT	160,268	4,907
DDR Corp. REIT	491,676	8,280
Douglas Emmett, Inc. REIT	662,584	20,659
Duke Realty Corp. REIT	484,400	10,182
Equity Lifestyle Properties, Inc. REIT	139,586	9,306
Equity Residential REIT	1,364,921	111,364
Essex Property Trust, Inc. REIT	73,825	17,674
Exeter Industrial Value Fund, LP REIT (a)(d)(e)(f)	1,860,000	603
Federal Realty Investment Trust REIT	10,329	1,509
General Growth Properties, Inc. REIT	1,663,574	45,266
Healthcare Realty Trust, Inc. REIT	248,803	7,046
Hilton Worldwide Holdings, Inc.	1,226,223	26,241
Host Hotels & Resorts, Inc. REIT	4,188,962	64,259
Hudson Pacific Properties, Inc. REIT	596,442	16,784
Kimco Realty Corp. REIT	1,320,791	34,948
La Quinta Holdings, Inc. (a)	173,930	2,367
LaSalle Hotel Properties REIT	710,719	17,882
Lexington Realty Trust REIT	27,623	221
Liberty Property Trust REIT	429,095	13,323
Macerich Co. (The) REIT	75,509	6,093
Mack-Cali Realty Corp. REIT	293,918	6,863
Mid-America Apartment Communities, Inc. REIT	16,496	1,498
National Retail Properties, Inc. REIT	399,598	16,004
Paramount Group, Inc. REIT	342,350	6,197
ProLogis, Inc. REIT	680,842	29,222
Public Storage REIT	306,544	75,931
QTS Realty Trust, Inc., Class A REIT	54,070	2,439
Realty Income Corp. REIT	56,075	2,895
Regency Centers Corp. REIT	594,911	40,525
Rexford Industrial Realty, Inc. REIT	252,751	4,135
RMR Group, Inc. (The) (a)	8,054	116
Senior Housing Properties Trust REIT	725,604	10,768
Simon Property Group, Inc. REIT	854,926	166,232
Sovran Self Storage, Inc. REIT	53,712	5,764
Spirit Realty Capital, Inc. REIT	237,700	2,382
Starwood Hotels & Resorts Worldwide, Inc.	258,072	17,879
STORE Capital Corp. REIT	622,941	14,452
Tanger Factory Outlet Centers, Inc. REIT	804,151	26,296
Ventas, Inc. REIT	555,142	31,327
Vornado Realty Trust REIT	930,971	93,060
Welltower, Inc. REIT	338,449	23,025
WP GLIMCHER, Inc. REIT	1,137,910	12,073
Xenia Hotels & Resorts, Inc. REIT	367,671	5,636
		1,247,330
Total Common Stocks (Cost $1,993,763)		2,279,774

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	No. of Rights	Value (000)
Right (0.0%)
Singapore (0.0%)
Ascendas Real Estate Investment Trust REIT (a) (Cost $—)	85,121	$3
	Shares
Short-Term Investment (1.0%)
Investment Company (1.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $24,444)	24,444,124	24,444
Total Investments (98.2%) (Cost $2,018,207) (g)(h)		2,304,221
Other Assets in Excess of Liabilities (1.8%)		41,503
Net Assets (100.0%)		$2,345,724

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  At December 31, 2015, the Portfolio held fair valued securities valued at approximately $603,000, representing less than 0.05% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(e)  Security has been deemed illiquid at December 31, 2015.

(f)  Restricted security valued at fair value and not registered under the Securities Act of 1933, Exeter Industrial Value Fund, LP was acquired between 11/07 - 4/11 and has a current cost basis of $88,000. At December 31, 2015, this security had an aggregate market value of approximately $603,000, representing less than 0.05% of net assets.

(g)  The approximate fair value and percentage of net assets, $990,162,000 and 42.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(h)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $2,074,593,000. The aggregate gross unrealized appreciation is approximately $336,619,000 and the aggregate gross unrealized depreciation is approximately $106,991,000 resulting in net unrealized appreciation of approximately $229,628,000.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	27.4%
Retail	27.1
Residential	13.5
Office	12.9
Other*	12.7
Lodging/Resorts	6.4
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $1,993,763)	$2,279,777
Investment in Security of Affiliated Issuer, at Value (Cost $24,444)	24,444
Total Investments in Securities, at Value (Cost $2,018,207)	2,304,221
Foreign Currency, at Value (Cost $7,356)	7,329
Receivable for Portfolio Shares Sold	39,891
Dividends Receivable	8,250
Receivable for Investments Sold	4,347
Tax Reclaim Receivable	284
Receivable from Affiliate	1
Other Assets	109
Total Assets	2,364,432
Liabilities:
Payable for Portfolio Shares Redeemed	8,680
Payable for Advisory Fees	5,056
Payable for Investments Purchased	4,192
Payable for Sub Transfer Agency Fees — Class I	366
Payable for Sub Transfer Agency Fees — Class A	11
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	157
Payable for Custodian Fees	83
Payable for Shareholder Services Fees — Class A	29
Payable for Distribution and Shareholder Services Fees — Class L	3
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Professional Fees	18
Payable for Transfer Agency Fees — Class I	4
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Other Liabilities	108
Total Liabilities	18,708
Net Assets	$2,345,724
Net Assets Consist Of:
Paid-in-Capital	$2,128,026
Distributions in Excess of Net Investment Income	(17,148)
Accumulated Net Realized Loss	(51,110)
Unrealized Appreciation (Depreciation) on:
Investments	286,014
Foreign Currency Translations	(58)
Net Assets	$2,345,724

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Real Estate Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2015 (000)
CLASS I:
Net Assets	$1,192,624
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	110,407,415
Net Asset Value, Offering and Redemption Price Per Share	$10.80
CLASS A:
Net Assets	$135,517
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	12,617,084
Net Asset Value, Redemption Price Per Share	$10.74
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.60
Maximum Offering Price Per Share	$11.34
CLASS L:
Net Assets	$4,509
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	424,840
Net Asset Value, Offering and Redemption Price Per Share	$10.61
CLASS C:
Net Assets	$191
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	18,038
Net Asset Value, Offering and Redemption Price Per Share	$10.56
CLASS IS:
Net Assets	$1,012,883
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	93,734,750
Net Asset Value, Offering and Redemption Price Per Share	$10.81

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2015 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $2,494 of Foreign Taxes Withheld)	$66,090
Dividends from Security of Affiliated Issuer (Note G)	7
Total Investment Income	66,097
Expenses:
Advisory Fees (Note B)	20,660
Administration Fees (Note C)	1,945
Sub Transfer Agency Fees — Class I	1,307
Sub Transfer Agency Fees — Class A	136
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	— @
Shareholder Services Fees — Class A (Note D)	292
Distribution and Shareholder Services Fees — Class L (Note D)	36
Distribution and Shareholder Services Fees — Class C (Note D)	1
Custodian Fees (Note F)	327
Shareholder Reporting Fees	222
Registration Fees	135
Professional Fees	107
Directors' Fees and Expenses	59
Transfer Agency Fees — Class I (Note E)	17
Transfer Agency Fees — Class A (Note E)	7
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	4
Pricing Fees	15
Other Expenses	79
Expenses Before Non Operating Expenses	25,353
Bank Overdraft Expense	14
Total Expenses	25,367
Reimbursement of Class Specific Expenses — Class I (Note B)	(12)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(6)
Net Expenses	25,348
Net Investment Income	40,749
Realized Gain (Loss):
Investments Sold	42,236
Foreign Currency Transactions	(609)
Net Realized Gain	41,627
Change in Unrealized Appreciation (Depreciation):
Investments	(106,290)
Foreign Currency Translations	14
Net Change in Unrealized Appreciation (Depreciation)	(106,276)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(64,649)
Net Decrease in Net Assets Resulting from Operations	$(23,900)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$40,749	$43,522
Net Realized Gain (Loss)	41,627	(13,640)
Net Change in Unrealized Appreciation (Depreciation)	(106,276)	267,088
Net Increase (Decrease) in Net Assets Resulting from Operations	(23,900)	296,970
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(21,346)	(32,422)
Class A:
Net Investment Income	(2,184)	(1,673)
Class L:
Net Investment Income	(48)	(51)
Class C:
Net Investment Income	(3)	—
Class IS:
Net Investment Income	(18,420)	(10,854)
Total Distributions	(42,001)	(45,000)
Capital Share Transactions:(1)
Class I:
Subscribed	271,674	400,262
Distributions Reinvested	20,026	30,916
Redeemed	(900,616)	(594,468)
Class A:
Subscribed	75,282	25,611
Distributions Reinvested	2,164	1,655
Redeemed	(44,823)	(28,866)
Class L:
Subscribed	392	308
Distributions Reinvested	48	51
Redeemed	(554)	(1,972)
Class C:
Subscribed	195 *	—
Distributions Reinvested	2 *	—
Class IS:
Subscribed	611,395	439,963
Distributions Reinvested	16,673	9,217
Redeemed	(165,921)	(111,220)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(114,063)	171,457
Total Increase (Decrease) in Net Assets	(179,964)	423,427
Net Assets:
Beginning of Period	2,525,688	2,102,261
End of Period (Including Distributions in Excess of Net Investment Income of $(17,148) and $(18,176))	$2,345,724	$2,525,688

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Real Estate Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	24,005	37,469
Shares Issued on Distributions Reinvested	1,847	2,857
Shares Redeemed	(80,137)	(56,654)
Net Decrease in Class I Shares Outstanding	(54,285)	(16,328)
Class A:
Shares Subscribed	6,969	2,432
Shares Issued on Distributions Reinvested	201	154
Shares Redeemed	(4,125)	(2,750)
Net Increase (Decrease) in Class A Shares Outstanding	3,045	(164)
Class L:
Shares Subscribed	34	29
Shares Issued on Distributions Reinvested	5	5
Shares Redeemed	(50)	(198)
Net Decrease in Class L Shares Outstanding	(11)	(164)
Class C:
Shares Subscribed	18 *	—
Shares Issued on Distributions Reinvested	— @@*	—
Net Increase in Class C Shares Outstanding	18	—
Class IS:
Shares Subscribed	54,250	41,496
Shares Issued on Distributions Reinvested	1,537	852
Shares Redeemed	(14,851)	(10,405)
Net Increase in Class IS Shares Outstanding	40,936	31,943

*  For the period April 30, 2015 through December 31, 2015.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013		2012		2011
Net Asset Value, Beginning of Period	$11.10	$9.91	$9.77		$7.77		$8.78
Income (Loss) from Investment Operations:
Net Investment Income†	0.18	0.20	0.18		0.17		0.14
Net Realized and Unrealized Gain (Loss)	(0.28)	1.19	0.16		2.17		(0.99)
Total from Investment Operations	(0.10)	1.39	0.34		2.34		(0.85)
Distributions from and/or in Excess of:
Net Investment Income	(0.20)	(0.20)	(0.20)		(0.34)		(0.16)
Net Asset Value, End of Period	$10.80	$11.10	$9.91		$9.77		$7.77
Total Return++	(0.94)%	14.08%	3.55%		30.19%		(9.67)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,192,624	$1,828,656	$1,793,614		$1,880,999		$1,337,853
Ratio of Expenses to Average Net Assets (1)	1.05%+	1.05%+	1.02	%+	1.02	%+	1.04%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.05%+	N/A	1.02	%+	N/A		N/A
Ratio of Net Investment Income to Average Net Assets (1)	1.65%+	1.85%+	1.77	%+	2.42	%+	2.12%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00	%§	0.00	%§	0.00%§
Portfolio Turnover Rate	29%	32%	33%		29%		28%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.05%	1.05%	N/A		N/A		N/A
Net Investment Income to Average Net Assets	1.65%	1.85%	N/A		N/A		N/A

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Real Estate Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014		2013	2012		2011
Net Asset Value, Beginning of Period	$11.05	$9.86		$9.72	$7.73		$8.74
Income (Loss) from Investment Operations:
Net Investment Income†	0.16	0.17		0.15	0.15		0.12
Net Realized and Unrealized Gain (Loss)	(0.30)	1.19		0.15	2.16		(0.98)
Total from Investment Operations	(0.14)	1.36		0.30	2.31		(0.86)
Distributions from and/or in Excess of:
Net Investment Income	(0.17)	(0.17)		(0.16)	(0.32)		(0.15)
Net Asset Value, End of Period	$10.74	$11.05		$9.86	$9.72		$7.73
Total Return++	(1.25)%	13.88%		3.18%	29.93%		(9.91)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$135,517	$105,766		$96,046	$171,413		$130,244
Ratio of Expenses to Average Net Assets (1)	1.34%+	1.31	%+	1.30%+^	1.27	%+	1.29%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.34%+	N/A		1.30%+^	N/A		N/A
Ratio of Net Investment Income to Average Net Assets (1)	1.47%+	1.60	%+	1.43%+	2.17	%+	1.87%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.00%§	0.00	%§	0.00%§
Portfolio Turnover Rate	29%	32%		33%	29%		28%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	N/A		1.32%	N/A		1.29%
Net Investment Income to Average Net Assets	N/A	N/A		1.41%	N/A		1.87%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.30% for Class A shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Real Estate Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014		2013		2012		2011
Net Asset Value, Beginning of Period	$10.91	$9.74		$9.59		$7.63		$8.62
Income (Loss) from Investment Operations:
Net Investment Income†	0.12	0.12		0.10		0.10		0.07
Net Realized and Unrealized Gain (Loss)	(0.31)	1.17		0.16		2.13		(0.96)
Total from Investment Operations	(0.19)	1.29		0.26		2.23		(0.89)
Distributions from and/or in Excess of:
Net Investment Income	(0.11)	(0.12)		(0.11)		(0.27)		(0.10)
Net Asset Value, End of Period	$10.61	$10.91		$9.74		$9.59		$7.63
Total Return++	(1.71)%	13.27%		2.77%		29.26%		(10.33)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,509	$4,755		$5,844		$7,050		$6,418
Ratio of Expenses to Average Net Assets (1)	1.78%+	1.79	%+	1.77	%+^	1.77	%+	1.79%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.77%+	N/A		1.77	%+^	N/A		N/A
Ratio of Net Investment Income to Average Net Assets (1)	1.12%+	1.08	%+	0.98	%+	1.67	%+	1.37%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.00	%§	0.00	%§	0.00%§
Portfolio Turnover Rate	29%	32%		33%		29%		28%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	N/A		N/A		N/A		1.79%
Net Investment Income to Average Net Assets	N/A	N/A		N/A		N/A		1.37%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratios of 1.90% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.80% for Class L shares.

§  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Real Estate Portfolio

	Class C
Selected Per Share Data and Ratios	Period from April 30, 2015^ to December 31,2015
Net Asset Value, Beginning of Period	$11.23
Income (Loss) from Investment Operations:
Net Investment Income†	0.07
Net Realized and Unrealized Loss	(0.60)
Total from Investment Operations	(0.53)
Distributions from and/or in Excess of:
Net Investment Income	(0.14)
Net Asset Value, End of Period	$10.56
Total Return++	(4.71	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$191
Ratios of Expenses to Average Net Assets (1)	2.15	%+*
Ratios of Expenses to Average Net Assets Excluding Non Operating Expenses	2.15	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.01	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	29%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	3.25	%*
Net Investment Income to Average Net Assets	(0.09	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Real Estate Portfolio

	Class IS
	Year Ended December 31,		Period from September 13, 2013^ to
Selected Per Share Data and Ratios	2015	2014	December 31, 2013
Net Asset Value, Beginning of Period	$11.11	$9.91	$10.01
Income (Loss) from Investment Operations:
Net Investment Income†	0.20	0.22	0.08
Net Realized and Unrealized Gain (Loss)	(0.29)	1.19	0.02
Total from Investment Operations	(0.09)	1.41	0.10
Distributions from and/or in Excess of:
Net Investment Income	(0.21)	(0.21)	(0.20)
Net Asset Value, End of Period	$10.81	$11.11	$9.91
Total Return++	(0.84)%	14.27%	1.08	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,012,883	$586,511	$206,757
Ratio of Expenses to Average Net Assets (1)	0.97%+	0.96%+	0.96	%+^^*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.97%+	N/A	N/A
Ratio of Net Investment Income to Average Net Assets (1)	1.78%+	2.01%+	2.88	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00	%§*
Portfolio Turnover Rate	29%	32%	33	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	0.96%	0.97	%*
Net Investment Income to Average Net Assets	N/A	2.01%	2.87	%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.99% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Real Estate Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek to provide current income and capital appreciation by investing at least 80% of the Portfolio's assets in equity securities of companies in the real estate industry, including real estate operating companies ("REOCs"), real estate investment trusts ("REITs") and similar entities established outside the U.S. (foreign real estate companies). The Portfolio has capital subscription commitments to an investee company for this same purpose, the details of which are disclosed in the Unfunded Commitments note.

The Portfolio offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Portfolio commenced offering Class C shares and suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.   Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

The Portfolio invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards

CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Diversified	$95,836	$535,463	$—	†	$631,299	†
Health Care	73,456	—	—		73,456
Industrial	33,357	41,992	603		75,952
Lodging/Resorts	148,290	—	—		148,290
Mixed Industrial/Office	23,505	7,894	—		31,399
Office	147,164	151,177	—		298,341
Residential	270,756	40,279	—		311,035
Retail	410,043	213,357	—		623,400
Self Storage	86,602	—	—		86,602
Total Common Stocks	1,289,009	990,162	603	†	2,279,774	†
Right	—	3	—		3
Short-Term Investment
Investment Company	24,444	—	—		24,444
Total Assets	$1,313,453	$990,165	$603	†	$2,304,221	†

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2015, securities with a total value of approximately $1,870,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2014 were valued using other significant observable inputs at December 31, 2015. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$6,673 †
Purchases	—
Sales	(6,266)
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	(1,363)
Change in unrealized appreciation (depreciation)	(3,091)
Realized gains (losses)	4,650
Ending Balance	$603 †
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2015	$305

†  Includes one security which is valued at zero.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2015.

	Fair Value at December 31, 2015 (000)	Valuation Technique	Unobservable Input
Industrial
Common Stock	$603	Reported Capital Balance, Adjusted for Subsequent Capital Calls, Return of Capital and Significant Market Changes between last Capital Statement and Valuation Date, as applicable	Adjusted Capital Balance

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the Portfolio and Exeter Industrial Value Fund LP, the Portfolio has made a subscription commitment of $2,000,000 for which it will receive 2,000,000 shares of common stock. As of December 31, 2015, Exeter Industrial Value Fund LP has drawn down approximately $1,860,000 which represents 93.0% of the commitment.

5.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $2.5 billion	Over $2.5 billion
0.85%	0.80%

For the year ended December 31, 2015, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.85% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.40% for Class A shares, 1.90% for Class L shares, 2.15% for Class C shares and

0.99% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time that the Directors act to discontinue all or a portion of such waivers or reimbursements when they deem such action is appropriate. For the year ended December 31, 2015, approximately $13,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Advisers and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $685,574,000 and $744,496,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2015, advisory fees paid were reduced by approximately $6,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2015 (000)
$51,296	$321,888	$348,740	$7	$24,444

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$42,001	$—	$45,000	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, redemptions-in-kind and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$2,280	$5,488	$(7,768)

At December 31, 2015, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2015, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

Amount (000)	Expiration
$6,431	December 31, 2018

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2015, the Portfolio utilized capital loss carryforwards for U. S. Federal income tax purposes of approximately $45,146,000.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2015, the Portfolio deferred to January 1, 2016 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$6,975	$—

For the year ended December 31,2015, the Portfolio realized gains from in-kind redemptions of approximately $6,767,000. The gains are not taxable income to the Portfolio.

I. Other: At December 31, 2015, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 20.6%.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Real Estate Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Real Estate Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Real Estate Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2016

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2015. For corporate shareholders, 1.9% of the dividends qualified for the dividends received deduction.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2015. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $13,902,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

37

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2016 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGREANN
1407632 EXP. 02.28.17

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Opportunity Portfolio

Annual Report

December 31, 2015

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	28
Federal Tax Notice	29
U.S. Privacy Policy	30
Director and Officer Information	33

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in International Opportunity Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2016

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Expense Example (unaudited)

International Opportunity Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Opportunity Portfolio Class I	$1,000.00	$983.80	$1,020.32	$4.85	$4.94	0.97%
International Opportunity Portfolio Class A	1,000.00	982.30	1,018.65	6.50	6.61	1.30
International Opportunity Portfolio Class L	1,000.00	979.40	1,015.93	9.18	9.35	1.84
International Opportunity Portfolio Class C	1,000.00	978.30	1,014.67	10.42	10.61	2.09
International Opportunity Portfolio Class IS	1,000.00	984.60	1,020.47	4.70	4.79	0.94

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited)

International Opportunity Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2015, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 11.40%, net of fees. The Portfolio's Class I shares outperformed the Portfolio's benchmark, the MSCI All Country World Index ex USA Index (the "Index"), which returned –5.66%.

Factors Affecting Performance

•  International equity markets declined 5.66% for the period, as measured by the Index. A backdrop of weak global economic growth, intensifying concerns about China's slowdown, shifting sentiment about central bank policies and a sustained decline in commodity prices weighed on the markets throughout the year. On a regional basis, Japan's 9.6% gain outperformed Europe's modest decline of 2.8%, while emerging market equities suffered a 14.9% loss (as measured by the MSCI Japan Index, MSCI Europe Index and MSCI Emerging Markets Index, respectively).

•  The Portfolio's relative outperformance versus the Index was driven primarily by stock selection. Sector allocation, a result of where we're finding the most attractive individual stock opportunities, also contributed positively to relative performance.

•  Information technology (IT) was the top contributor in the Portfolio during the period, due to strong stock selection and a sector overweight position. The Portfolio's holdings in two IT services providers with cost advantages in software development outsourcing were the first- and second-largest contributors to the performance of the Portfolio during the period.

•  Stock selection in the consumer discretionary sector was the second-largest contributor to the Portfolio during the period. Relative gains in the sector were led by a position in a provider of after-school private tutoring services to primary and secondary students in China, the third-largest contributor to Portfolio performance during the period. Within the sector, performance was negatively impacted by positions in a U.K. luxury goods retailer that was the worst-performing stock in the Portfolio as well as positions in a Chinese apparel retailer and a hospitality operator in Macau and China.

•  Stock selection in the industrials sector was the third-largest contributor to the Portfolio during the period, led by a position in a Danish port consolidator.

•  The Portfolio's lack of exposure to the telecommunication services sector was the main detractor from relative performance versus the Index during the period.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. The Growth Team seeks high quality companies, which we define primarily as those with sustainable competitive advantages. Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the portfolio; accordingly, we have had very limited turnover in the portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

*  Minimum Investment for Class I shares

**  Commenced Operations on March 31, 2010.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes (if applicable).

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited) (cont'd)

International Opportunity Portfolio

Performance Compared to the MSCI All Country World ex USA Index(1) and the Lipper International Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2015 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	11.40%	7.46%	—	9.99%
Portfolio — Class A Shares w/o sales charges(4)	10.99	7.14	—	9.66
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	5.15	5.98	—	8.64
Portfolio — Class L Shares w/o sales charges(4)	10.38	6.59	—	9.10
Portfolio — Class C Shares w/o sales charges(6)	—	—	—	–1.85
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(6)	—	—	—	–2.80
Portfolio — Class IS Shares w/o sales charges(5)	11.40	—	—	11.18
MSCI All Country World ex USA Index	–5.66	1.06	—	2.51
Lipper International Multi-Cap Growth Funds Index	–1.31	2.70	—	4.36

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World ex USA Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper International Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on March 31, 2010.

(5)  Commenced offering on September 13, 2013.

(6)  Commenced offering on April 30, 2015.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments

International Opportunity Portfolio

	Shares	Value (000)
Common Stocks (91.2%)
Australia (0.0%)
AET&D Holdings No. 1 Ltd. (a)(b)(c)	16,699	$—
Belgium (2.7%)
Anheuser-Busch InBev N.V.	13,841	1,710
Brazil (1.5%)
CETIP SA — Mercados Organizados	100,591	950
Canada (2.9%)
Brookfield Asset Management, Inc., Class A	29,457	929
Brookfield Infrastructure Partners LP	24,756	938
		1,867
China (13.5%)
Autohome, Inc. ADR (a)	34,746	1,213
China Resources Enterprise Ltd. (d)	6,000	13
JD.com, Inc. ADR (a)	28,979	935
Jiangsu Hengrui Medicine Co., Ltd., Class A	165,500	1,248
TAL Education Group ADR (a)	73,124	3,398
Tencent Holdings Ltd. (d)	89,500	1,746
Vipshop Holdings Ltd. ADR (a)	3,722	57
		8,610
Denmark (6.5%)
DSV A/S	105,192	4,132
France (3.9%)
Christian Dior SE	7,674	1,304
Hermes International	3,451	1,163
		2,467
Germany (1.9%)
Adidas AG	12,468	1,215
Hong Kong (2.0%)
AIA Group Ltd.	210,800	1,256
India (2.7%)
HDFC Bank Ltd. ADR	20,671	1,273
MakeMyTrip Ltd. (a)(e)	26,679	458
		1,731
Japan (7.8%)
Calbee, Inc.	64,700	2,716
Japan Airport Terminal Co., Ltd.	50,400	2,235
		4,951
Korea, Republic of (8.4%)
Loen Entertainment, Inc. (a)	25,087	1,786
NAVER Corp. (a)	2,455	1,367
ViroMed Co., Ltd. (a)	14,094	2,182
		5,335
Norway (1.0%)
TGS Nopec Geophysical Co., ASA	39,760	629
South Africa (2.5%)
Naspers Ltd., Class N	11,634	1,591
Switzerland (4.3%)
Kuehne & Nagel International AG (Registered)	11,173	1,532
Nestle SA (Registered)	16,853	1,249
		2,781
	Shares	Value (000)
United Kingdom (9.8%)
Burberry Group PLC	122,774	$2,160
Hargreaves Lansdown PLC	69,989	1,550
Just Eat PLC (a)	183,710	1,336
Reckitt Benckiser Group PLC	12,833	1,181
		6,227
United States (19.8%)
Cognizant Technology Solutions Corp., Class A (a)	43,748	2,626
EPAM Systems, Inc. (a)	47,602	3,742
Globant SA (a)	19,254	722
Luxoft Holding, Inc. (a)	44,638	3,443
Priceline Group, Inc. (The) (a)	1,651	2,105
		12,638
Total Common Stocks (Cost $55,578)		58,090
Preferred Stock (0.3%)
India (0.3%)
Flipkart Online Services Pvt Ltd. Series D (a)(b)(c)(f) (acquisition cost — $36; acquired 10/4/13) (Cost $36)	1,590	165
Convertible Preferred Stock (0.0%)
China (0.0%)
Youku Tudou, Inc., Class A (a)(b)(f) (acquisition cost — $—@; acquired 9/16/10) (Cost $—@)	6	—	@
Participation Notes (2.4%)
China (2.4%)
Foshan Haitian Flavouring & Food Company Ltd., Class A, Equity Linked Notes, expires 10/11/24 (a)	84,860	461
Jiangsu Yanghe Brewery, Class A, Equity Linked Notes, expires 1/23/17 (a)	26,907	283
Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, expires 5/5/16 (a)	2,224	75
Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, expires 3/4/21 (a)	22,079	740
Total Participation Notes (Cost $1,433)		1,559
	Notional Amount
Call Option Purchased (0.1%)
Foreign Currency Option (0.1%)
USD/CNY June 2016 @ CNY 6.70, Royal Bank of Scotland (Cost $10)	2,495,691	43
	Shares
Short-Term Investments (6.7%)
Securities held as Collateral on Loaned Securities (0.2%)
Investment Company (0.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	120,547	121

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

International Opportunity Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (0.0%)
Barclays Capital, Inc., (0.32%, dated 12/31/15, due 1/4/16; proceeds $5; fully collateralized by a U.S. Government obligation; 2.00% due 11/30/22; valued at $5)	$5	$5
Merrill Lynch & Co., Inc., (0.31%, dated 12/31/15, due 1/4/16; proceeds $15; fully collateralized by a U.S. Government agency security; 4.00% due 11/20/45; valued at $15)	15	15
		20
Total Securities held as Collateral on Loaned Securities (Cost $141)		141
	Shares
Investment Company (6.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $4,154)	4,154,067	4,154
Total Short-Term Investments (Cost $4,295)		4,295
Total Investments (100.7%) (Cost $61,352) Including $134 of Securities Loaned (g)(h)		64,152
Liabilities in Excess of Other Assets (–0.7%)		(450)
Net Assets (100.0%)		$63,702

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at December 31, 2015.

(c)  At December 31, 2015, the Portfolio held fair valued securities valued at approximately $165,000, representing 0.3% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(d)  Security trades on the Hong Kong exchange.

(e)  All or a portion of this security was on loan at December 31, 2015.

(f)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2015 amounts to approximately $165,000 and represents 0.3% of net assets.

(g)  The approximate fair value and percentage of net assets, $36,251,000 and 56.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(h)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $61,659,000. The aggregate gross unrealized appreciation is approximately $4,081,000 and the aggregate gross unrealized depreciation is approximately $1,588,000 resulting in net unrealized appreciation of approximately $2,493,000.

@  Value is less than $500.

ADR  American Depositary Receipt.

CNY  Chinese Yuan Renminbi

USD  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	30.5%
Information Technology Services	15.3
Textiles, Apparel & Luxury Goods	9.1
Internet Software & Services	8.8
Food Products	6.9
Short-Term Investment	6.5
Road & Rail	6.5
Internet & Catalog Retail	5.8
Diversified Consumer Services	5.3
Media	5.3
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2015.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

International Opportunity Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $57,077)	$59,877
Investments in Securities of Affiliated Issuer, at Value (Cost $4,275)	4,275
Total Investments in Securities, at Value (Cost $61,352)	64,152
Foreign Currency, at Value (Cost $—@)	—	@
Cash	22
Receivable for Investments Sold	4,181
Receivable for Portfolio Shares Sold	1,458
Dividends Receivable	27
Tax Reclaim Receivable	12
Receivable from Affiliate	1
Other Assets	40
Total Assets	69,893
Liabilities:
Payable for Investments Purchased	5,962
Collateral on Securities Loaned, at Value	141
Payable for Portfolio Shares Redeemed	31
Payable for Professional Fees	19
Payable for Custodian Fees	17
Payable for Administration Fees	4
Payable for Shareholder Services Fees — Class A	2
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Advisory Fees	3
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Other Liabilities	11
Total Liabilities	6,191
Net Assets	$63,702
Net Assets Consist Of:
Paid-in-Capital	$61,658
Accumulated Undistributed Net Investment Income	21
Accumulated Net Realized Loss	(775)
Unrealized Appreciation (Depreciation) on:
Investments	2,800
Foreign Currency Translations	(2)
Net Assets	$63,702

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

International Opportunity Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2015 (000)
CLASS I:
Net Assets	$52,128
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,468,835
Net Asset Value, Offering and Redemption Price Per Share	$15.03
CLASS A:
Net Assets	$9,520
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	637,437
Net Asset Value, Redemption Price Per Share	$14.93
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.83
Maximum Offering Price Per Share	$15.76
CLASS L:
Net Assets	$266
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	18,128
Net Asset Value, Offering and Redemption Price Per Share	$14.69
CLASS C:
Net Assets	$1,776
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	121,386
Net Asset Value, Offering and Redemption Price Per Share	$14.63
CLASS IS:
Net Assets	$12
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	784
Net Asset Value, Offering and Redemption Price Per Share	$15.03
(1) Including: Securities on Loan, at Value:	$134

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

International Opportunity Portfolio

Statement of Operations	Year Ended December 31, 2015 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $19 of Foreign Taxes Withheld)	$250
Income from Securities Loaned — Net	4
Dividends from Security of Affiliated Issuer (Note G)	3
Total Investment Income	257
Expenses:
Advisory Fees (Note B)	214
Professional Fees	108
Custodian Fees (Note F)	57
Registration Fees	52
Administration Fees (Note C)	21
Shareholder Services Fees — Class A (Note D)	8
Distribution and Shareholder Services Fees — Class L (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	6
Shareholder Reporting Fees	13
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	2
Sub Transfer Agency Fees — Class I	5
Sub Transfer Agency Fees — Class A	2
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Pricing Fees	6
Other Expenses	23
Total Expenses	527
Waiver of Advisory Fees (Note B)	(214)
Expenses Reimbursed by Adviser (Note B)	(25)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(2)
Net Expenses	280
Net Investment Loss	(23)
Realized Gain (Loss):
Investments Sold	(148)
Foreign Currency Transactions	52
Net Realized Loss	(96)
Change in Unrealized Appreciation (Depreciation):
Investments	1,133
Foreign Currency Translations	(1)
Net Change in Unrealized Appreciation (Depreciation)	1,132
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	1,036
Net Increase in Net Assets Resulting from Operations	$1,013

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

International Opportunity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$(23)	$46
Net Realized Gain (Loss)	(96)	584
Net Change in Unrealized Appreciation (Depreciation)	1,132	(475)
Net Increase in Net Assets Resulting from Operations	1,013	155
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(39)	(4)
Net Realized Gain	(847)	(210)
Class A:
Net Investment Income	(1)	(— @)
Net Realized Gain	(135)	(23)
Class L:
Net Realized Gain	(7)	(4)
Class C:
Net Investment Income	(1)	—
Net Realized Gain	(25)	—
Class IS:
Net Investment Income	(— @)	(— @)
Net Realized Gain	(— @)	(— @)
Total Distributions	(1,055)	(241)
Capital Share Transactions:(1)
Class I:
Subscribed	46,792	3,295
Distributions Reinvested	695	78
Redeemed	(6,474)	(26)
Class A:
Subscribed	9,679	1,260
Distributions Reinvested	127	18
Redeemed	(1,112)	(529)
Class L:
Subscribed	63	59
Distributions Reinvested	2	1
Redeemed	(4)	(1)
Class C:
Subscribed	1,921 *	—
Distributions Reinvested	26 *	—
Redeemed	(111)*	—
Net Increase in Net Assets Resulting from Capital Share Transactions	51,604	4,155
Redemption Fees	1	— @
Total Increase in Net Assets	51,563	4,069
Net Assets:
Beginning of Period	12,139	8,070
End of Period (Including Accumulated Undistributed Net Investment Income of $21 and $41)	$63,702	$12,139

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

International Opportunity Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2015 (000)		Year Ended December 31, 2014 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	3,070		227
Shares Issued on Distributions Reinvested	45		6
Shares Redeemed	(432)		(2)
Net Increase in Class I Shares Outstanding	2,683		231
Class A:
Shares Subscribed	632		88
Shares Issued on Distributions Reinvested	8		1
Shares Redeemed	(74)		(37)
Net Increase in Class A Shares Outstanding	566		52
Class L:
Shares Subscribed	4		4
Shares Issued on Distributions Reinvested	—	@@	—	@@
Shares Redeemed	(—	@@)	(—	@@)
Net Increase in Class L Shares Outstanding	4		4
Class C:
Shares Subscribed	125	*	—
Shares Issued on Distributions Reinvested	2	*	—
Shares Redeemed	(6	)*	—
Net Increase in Class C Shares Outstanding	121		—

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  For the period April 30, 2015 through December 31, 2015.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

International Opportunity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.92	$13.77	$11.19	$10.26	$12.07
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.00)‡	0.08	0.10	0.08	0.08
Net Realized and Unrealized Gain (Loss)	1.58	0.36	2.85	0.92	(1.31)
Total from Investment Operations	1.58	0.44	2.95	1.00	(1.23)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)	(0.01)	(0.09)	(0.07)	(0.10)
Net Realized Gain	(0.44)	(0.28)	(0.28)	—	(0.48)
Total Distributions	(0.47)	(0.29)	(0.37)	(0.07)	(0.58)
Redemption Fees	0.00 ‡	0.00 ‡	—	—	—
Net Asset Value, End of Period	$15.03	$13.92	$13.77	$11.19	$10.26
Total Return++	11.40%	3.14%	26.47%	9.76%	(10.16)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$52,128	$10,943	$7,647	$5,259	$4,822
Ratio of Expenses to Average Net Assets (1)	1.01%+^	1.09%+	1.13%+	1.14%+	1.15%+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.01)%+	0.57%+	0.82%+	0.70%+	0.67%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.01%	0.01%	0.00%§
Portfolio Turnover Rate	51%	33%	40%	33%	37%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.95%	3.25%	3.84%	3.87%	3.82%
Net Investment Loss to Average Net Assets	(0.95)%	(1.59)%	(1.89)%	(2.03)%	(2.00)%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to July 1, 2015, the maximum ratio was 1.15% for Class I shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

International Opportunity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2015		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.87		$13.78	$11.19	$10.26	$12.04
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.06)		0.01	0.02	0.05	0.05
Net Realized and Unrealized Gain (Loss)	1.57		0.37	2.89	0.92	(1.30)
Total from Investment Operations	1.51		0.38	2.91	0.97	(1.25)
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.01)	(0.04)	(0.04)	(0.05)
Net Realized Gain	(0.44)		(0.28)	(0.28)	—	(0.48)
Total Distributions	(0.45)		(0.29)	(0.32)	(0.04)	(0.53)
Redemption Fees	0.00	‡	0.00 ‡	—	—	—
Net Asset Value, End of Period	$14.93		$13.87	$13.78	$11.19	$10.26
Total Return++	10.99%		2.71%	26.12%	9.49%	(10.33)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,520		$992	$275	$112	$103
Ratio of Expenses to Average Net Assets (1)	1.34	%+^^	1.49%+	1.44%+^	1.39%+	1.40%+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.39	)%+	0.04%+	0.13%+	0.45%+	0.42%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%	0.01%	0.01%	0.00%§
Portfolio Turnover Rate	51%		33%	40%	33%	37%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.28%		3.81%	4.49%	4.12%	4.07%
Net Investment Loss to Average Net Assets	(1.33)%		(2.28)%	(2.92)%	(2.28)%	(2.25)%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.50% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.40% for Class A shares.

^^  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to July 1, 2015, the maximum ratio was 1.50% for Class A shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

International Opportunity Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2015		2014	2013		2012	2011
Net Asset Value, Beginning of Period	$13.71		$13.68	$11.13		$10.22	$12.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.12)		(0.05)	(0.00	)‡	(0.01)	(0.01)
Net Realized and Unrealized Gain (Loss)	1.54		0.36	2.83		0.92	(1.29)
Total from Investment Operations	1.42		0.31	2.83		0.91	(1.30)
Distributions from and/or in Excess of:
Net Realized Gain	(0.44)		(0.28)	(0.28)		—	(0.48)
Redemption Fees	0.00	‡	0.00 ‡	—		—	—
Net Asset Value, End of Period	$14.69		$13.71	$13.68		$11.13	$10.22
Total Return++	10.38%		2.24%	25.49%		8.90%	(10.81)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$266		$193	$137		$112	$102
Ratio of Expenses to Average Net Assets (1)	1.91	%+^^	1.99%+	1.92	%+^	1.89%+	1.90%+
Ratio of Net Investment Loss to Average Net Assets (1)	(0.80	)%+	(0.38)%+	(0.00	)%+§	(0.05)%+	(0.08)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%	0.01%		0.01%	0.00%§
Portfolio Turnover Rate	51%		33%	40%		33%	37%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.54%		5.06%	4.91%		4.62%	4.57%
Net Investment Loss to Average Net Assets	(2.43)%		(3.45)%	(2.99)%		(2.78)%	(2.75)%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.00% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.90% for Class L shares.

^^  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to July 1, 2015, the maximum ratio was 2.00% for Class L shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

International Opportunity Portfolio

	Class C
Selected Per Share Data and Ratios	Period from April 30, 2015^ to December 31, 2015
Net Asset Value, Beginning of Period	$15.39
Loss from Investment Operations:
Net Investment Loss†	(0.13)
Net Realized and Unrealized Loss	(0.16)
Total from Investment Operations	(0.29)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)
Net Realized Gain	(0.44)
Total Distributions	(0.47)
Redemption Fees	0.00	‡
Net Asset Value, End of Period	$14.63
Total Return++	(1.85	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,776
Ratios of Expenses to Average Net Assets (1)	2.10	%+*^^
Ratio of Net Investment Loss to Average Net Assets (1)	(1.28	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	51%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	3.03	%*
Net Investment Loss to Average Net Assets	(2.21	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class C shares. Prior to July 1, 2015, the maximum ratio was 2.25% for Class C shares.

#  Not Annualized

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

International Opportunity Portfolio

	Class IS
	Year Ended December 31,			Period from September 13, 2013^ to
Selected Per Share Data and Ratios	2015		2014	December 31, 2013
Net Asset Value, Beginning of Period	$13.92		$13.77	$12.75
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.02		0.07	(0.02)
Net Realized and Unrealized Gain	1.56		0.37	1.41
Total from Investment Operations	1.58		0.44	1.39
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		(0.01)	(0.09)
Net Realized Gain	(0.44)		(0.28)	(0.28)
Total Distributions	(0.47)		(0.29)	(0.37)
Redemption Fees	0.00	‡	0.00 ‡	—
Net Asset Value, End of Period	$15.03		$13.92	$13.77
Total Return++	11.40%		3.22%	10.96	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12		$11	$11
Ratio of Expenses to Average Net Assets (1)	1.01	%+^^^	1.08%+	1.08	%+^^*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.12	%+	0.51%+	(0.47	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01%	0.01	%*
Portfolio Turnover Rate	51%		33%	40	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	15.79%		20.64%	9.61	%*
Net Investment Loss to Average Net Assets	(14.66)%		(19.05)%	(9.00	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.09% for Class IS shares.

^^^  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.94% for Class IS shares. Prior to July 1, 2015, the maximum ratio was 1.09% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Opportunity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established and emerging companies on an international basis, with capitalizations within the range of companies included in the MSCI All Country World Index ex USA Index.

The Portfolio offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April, 30, 2015 the Portfolio commenced offering Class C shares and suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Directors or quotes from a broker or dealer; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (8) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Banks	$1,273	$—		$—		$1,273
Beverages	—	1,710		—		1,710
Biotechnology	—	2,182		—		2,182
Capital Markets	—	2,500		—		2,500
Diversified Consumer Services	3,398	—		—		3,398
Electric Utilities	938	—		—		938
Energy Equipment & Services	—	629		—		629
Food & Staples Retailing	—	13		—		13
Food Products	—	3,965		—		3,965
Household Products	—	1,181		—		1,181
Information Technology Services	9,811	—		—		9,811
Insurance	—	1,256		—		1,256
Internet & Catalog Retail	3,555	—		—		3,555
Internet Software & Services	1,213	4,449		—		5,662
Marine	—	1,532		—		1,532
Media	—	3,377		—		3,377
Multi-Utilities	—	—		—	†	—	†
Pharmaceuticals	—	1,248		—		1,248
Real Estate Management & Development	929	—		—		929
Road & Rail	—	4,132		—		4,132
Software	722	—		—		722
Textiles, Apparel & Luxury Goods	—	5,842		—		5,842
Transportation Infrastructure	—	2,235		—		2,235
Total Common Stocks	21,839	36,251		—	†	58,090	†
Preferred Stock	—	—		165		165
Convertible Preferred Stock	—	—	@	—		—	@
Participation Notes	—	1,559		—		1,559
Call Option Purchased	—	43		—		43
Short-Term Investments
Investment Companies	4,275	—		—		4,275
Repurchase Agreements	—	20		—		20
Total Short-Term Investments	4,275	20		—		4,295
Total Assets	$26,114	$37,873		$165	†	$64,152	†

@  Value is less than $500.

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. At December 31, 2015, the Portfolio held a security with a value of less than $500 that transferred from Level 3 to Level 2. This security was valued using significant unobservable inputs at December 31, 2014 and was valued using other significant observable inputs at December 31, 2015. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)		Preferred Stock (000)	Convertible Preferred Stock (000)
Beginning Balance	$—	†	$190	$—	@
Purchases	—		—	—
Sales	—		—	—
Amortization of discount	—		—	—
Transfers in	—		—	—
Transfers out	—		—	(—	@)
Corporate actions	—		—	—
Change in unrealized appreciation (depreciation)	—		(25)	—	@
Realized gains (losses)	—		—	—
Ending Balance	$—	†	$165	$—
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2015	$—		$(25)	$—	@

@  Value is less than $500.

†  Includes one security which is valued at zero.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2015.

	Fair Value at December 31, 2015 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Internet & Catalog Retail
Preferred Stock	$165	Discounted Cash Flow	Weighted Average Cost of Capital	17.0%		19.0%		18.0%		Decrease
			Perpetual Growth Rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	3.1	x	5.2	x	3.1	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: With respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2015.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Call Options Purchased	Investments, at Value (Call Options Purchased)	Currency Risk	$43	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2015 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$(9)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$33(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2015, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Call Options Purchased	$43	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$43	$—	$—	$43

For the year ended December 31, 2015, the approximate average monthly amount outstanding for each derivative type is as follows:

Call Options Purchased:
Average monthly notional amount	3,386,000

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in anaffiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$134	(e)	$—	$(134	)(f)(g)	$0

(e) Represents market value of loaned securities at period end.

(f) The Portfolio received cash collateral of approximately $141,000, of which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments.

(g) The actual collateral received is greater than the amount shown here due to overcollateralization.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures". ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$141	$—	$—	$—	$141
Total Borrowings	$141	$—	$—	$—	$141
Gross amount of recognized liabilities for securities lending transactions					$141

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

7.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

8.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

9.  Redemption Fees: The Portfolio will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

10.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

12.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

Effective July 1, 2015, the Portfolio's annual rate based on the daily net assets was reduced and is as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the year ended December 31, 2015, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.15% for Class I shares, 1.50% for Class A shares, 2.00% for Class L shares, 2.25% for Class C shares and 1.09% for Class IS shares. Effective July 1, 2015, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.94% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2015, approximately $214,000 of advisory fees were waived and approximately $31,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $59,826,000 and $12,673,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2015, advisory fees paid were reduced by approximately $2,000 relating to the Portfolio's investment in the Liquidity Funds.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2015 (000)
$253	$47,667	$43,645	$3	$4,275

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$96	$960	$102	$139

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Undistributed Net Investment Income (000)	Distributions in Excess of Net Realized Gain (000)	Paid-in- Capital (000)
$44	$(43)	$(1)

At December 31, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$20	$—

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2015, the Portfolio deferred to January 1, 2016 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$—	$469

I. Other: At December 31, 2015, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 54.3%.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Opportunity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Opportunity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Opportunity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2016

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2015.

The Portfolio designated and paid approximately $960,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2015. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $117,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $21,000, and has derived income from sources within foreign countries amounting to approximately $248,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

37

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2016 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIIOANN
1406437 EXP. 02.28.17

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Advantage Portfolio

Annual Report

December 31, 2015

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	27
Federal Tax Notice	28
U.S. Privacy Policy	29
Director and Officer Information	32

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Advantage Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2016

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Expense Example (unaudited)

Advantage Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Advantage Portfolio Class I	$1,000.00	$1,058.90	$1,020.92	$4.41	$4.33	0.85%
Advantage Portfolio Class A	1,000.00	1,056.80	1,019.21	6.17	6.06	1.19
Advantage Portfolio Class L	1,000.00	1,058.00	1,020.21	5.14	5.04	0.99
Advantage Portfolio Class C	1,000.00	1,052.50	1,015.43	10.04	9.86	1.94
Advantage Portfolio Class IS	1,000.00	1,059.80	1,021.12	4.21	4.13	0.81

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited)

Advantage Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2015 the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 12.56%, net of fees. The Portfolio's Class I shares outperformed the Portfolio's benchmark, the Russell 1000® Growth Index (the "Index"), which returned 5.67%.

Factors Affecting Performance

•  The broad stock market ended the 12-month period at nearly the same level where it started, masking the considerable gyrations stock prices endured in between. The anticipation of the U.S. Federal Reserve's (Fed) first rate increase, the persistent slide in commodity prices, and global economic weakness, especially in China, weighed on the market throughout the period. Although U.S. economic data were mixed throughout the period, the economy's slow recovery continued, sufficiently that the Fed decided in December to raise its main policy interest rate, after keeping it near zero since December 2008 to stimulate growth.

•  Slowing corporate earnings growth and a record year for merger and acquisition deals dominated the business headlines. Falling oil and raw materials prices caused considerable tumult for share prices in the energy, materials and industrials sectors. Although expectations were that consumer-oriented companies would benefit from consumers spending less at the gas pump, the boost to discretionary spending disappointed as consumers tended to pocket the savings. The U.S. dollar's strength relative to other major currencies, propelled by the Fed's move to a tightening stance while other global central banks were easing, also hurt the profits of U.S. multinational companies. Their foreign sales are worth less when translated back into U.S. dollars, and overseas demand is crimped when U.S. products become more expensive.

•  Although our focus remains on our bottom-up stock selection process, both stock selection and sector allocation had a strongly positive impact on relative performance during the period.

•  The consumer discretionary sector contributed nearly all of the Portfolio's outperformance relative to the Index during this period. Performance was led by a holding in an online retail and cloud computing leader. The company reported strong quarterly results, with revenue and profit growth in both its core retail business and its web services business ahead of Wall Street expectations. Given its brand and scale competitive advantages, we believe the company is well positioned to continue gaining market share.

•  The Portfolio benefited to a much smaller degree from an underweight in the industrials sector, a lack of exposure to the energy and materials sectors, and stock selection in the financials and information technology sectors.

•  Only two sectors detracted from relative performance during the period. The consumer staples sector was the larger detractor, driven primarily by unfavorable stock selection and a small relative loss from an underweight to the sector. A position in a leading single-serve coffee provider was the biggest drag on results in the sector. The company's poor execution around the launch of its 2.0 coffee brewer resulted in weaker-than-expected fundamentals, and both the price point and timeline to launch its new cold beverage system had also disappointed investors. Although the shares spiked in early December on news that the company agreed to be acquired by a privately held company at an 80 percent premium, the stock detracted from performance for the period overall.

•  Stock selection in the health care sector was also disadvantageous to performance during the period. A specialty drug maker led the group lower, as its shares were plagued by growing drug pricing scrutiny across the industry, which we believe has largely been a function of a more politically sensitive environment ahead of the 2016 U.S. presidential elections. During October, the shares declined further due to allegations regarding its relationships and business practices with specialty pharmacies. We eliminated the position during the month, due to our assessment of the relative risk/reward profile.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for franchises with strong name recognition and sustainable competitive advantages.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited) (cont'd)

Advantage Portfolio

We typically favor companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers, as was the case during this reporting period. Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio; accordingly, we have had very little turnover in the Portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

*  Minimum Investment for Class I shares

**  Commenced Operations on June 30, 2008.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2015 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	12.56%	15.24%	—	11.54%
Portfolio — Class A Shares w/o sales charges(4)	12.20	14.90	—	17.08
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	6.28	13.67	—	15.96
Portfolio — Class L Shares w/o sales charges(4)	12.47	15.14	—	11.39
Portfolio — Class C Shares w/o sales charges(6)	—	—	—	3.91
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(6)	—	—	—	2.96
Portfolio — Class IS Shares w/o sales charges(5)	12.65	—	—	15.56
Russell 1000® Growth Index	5.67	13.53	—	10.00
Lipper Large-Cap Growth Funds Index	5.61	12.17	—	8.55

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Large-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited) (cont'd)

Advantage Portfolio

(4)  On May 21, 2010, Class C and Class I shares of Van Kampen Core Growth Fund ("the Predecessor Fund") were reorganized into Class L and Class I shares of Morgan Stanley Advantage Portfolio ("the Portfolio"), respectively. Class L and Class I shares' returns of the Portfolio will differ from the Predecessor Fund as they have different expenses. Performance shown for the Portfolio's Class I and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class C and I shares of the Predecessor Fund commenced operations on June 30, 2008. Class P shares, which were renamed Class A shares effective September 9, 2013, commenced operations on May 21, 2010.

(5)  Commenced offering on September 13, 2013.

(6)  Commenced offering on April 30, 2015.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments

Advantage Portfolio

	Shares	Value (000)
Common Stocks (87.9%)
Aerospace & Defense (2.4%)
United Technologies Corp.	10,792	$1,037
Beverages (4.1%)
Brown-Forman Corp., Class B	5,984	594
Monster Beverage Corp. (a)	8,157	1,215
		1,809
Diversified Financial Services (4.5%)
Berkshire Hathaway, Inc., Class B (a)	6,848	904
McGraw Hill Financial, Inc.	10,656	1,051
		1,955
Food & Staples Retailing (4.6%)
Costco Wholesale Corp.	3,612	584
Walgreens Boots Alliance, Inc.	16,631	1,416
		2,000
Food Products (11.0%)
Hershey Co. (The)	6,797	607
Keurig Green Mountain, Inc.	8,217	739
Kraft Heinz Co. (The)	8,590	625
Mead Johnson Nutrition Co.	14,763	1,166
Mondelez International, Inc., Class A	15,196	681
Nestle SA ADR (Switzerland)	13,582	1,011
		4,829
Hotels, Restaurants & Leisure (2.0%)
Marriott International, Inc., Class A	7,724	518
Restaurant Brands International, Inc.	9,563	357
		875
Household Products (1.4%)
Colgate-Palmolive Co.	9,085	605
Information Technology Services (8.4%)
Cognizant Technology Solutions Corp., Class A (a)	5,656	340
Mastercard, Inc., Class A	18,210	1,773
PayPal Holdings, Inc. (a)	11,160	404
Visa, Inc., Class A	15,209	1,179
		3,696
Insurance (0.9%)
Progressive Corp. (The)	12,196	388
Internet & Catalog Retail (8.6%)
Amazon.com, Inc. (a)	5,580	3,771
Internet Software & Services (19.7%)
Alibaba Group Holding Ltd. ADR (China) (a)	5,447	443
Alphabet, Inc., Class C (a)	2,611	1,981
eBay, Inc. (a)	6,180	170
Facebook, Inc., Class A (a)	31,126	3,258
LinkedIn Corp., Class A (a)	7,480	1,683
Twitter, Inc. (a)	47,923	1,109
		8,644
Life Sciences Tools & Services (2.1%)
Thermo Fisher Scientific, Inc.	6,415	910
	Shares	Value (000)
Media (4.3%)
Charter Communications, Inc., Class A (a)	2,046	$375
Naspers Ltd., Class N (South Africa)	4,288	586
Walt Disney Co. (The)	8,923	938
		1,899
Personal Products (1.4%)
Estee Lauder Cos., Inc. (The), Class A	7,000	616
Pharmaceuticals (2.8%)
Zoetis, Inc.	25,738	1,233
Specialty Retail (2.3%)
TJX Cos., Inc. (The)	14,018	994
Tech Hardware, Storage & Peripherals (5.0%)
Apple, Inc.	20,917	2,202
Textiles, Apparel & Luxury Goods (2.4%)
Christian Dior SE (France)	4,609	783
Michael Kors Holdings Ltd. (a)	7,057	283
		1,066
Total Common Stocks (Cost $32,155)		38,529
	Notional Amount
Call Option Purchased (0.2%)
Foreign Currency Option (0.2%)
USD/CNY June 2016 @ CNY 6.70, Royal Bank of Scotland (Cost $19)	4,812,538	83
	Shares
Short-Term Investment (7.7%)
Investment Company (7.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $3,368)	3,368,326	3,368
Total Investments (95.8%) (Cost $35,542) (b)(c)		41,980
Other Assets in Excess of Liabilities (4.2%)		1,834
Net Assets (100.0%)		$43,814

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $1,369,000 and 3.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(c)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $35,702,000. The aggregate gross unrealized appreciation is approximately $7,522,000 and the aggregate gross unrealized depreciation is approximately $1,244,000 resulting in net unrealized appreciation of approximately $6,278,000.

ADR  American Depositary Receipt.

CNY  —  Chinese Yuan Renminbi

USD  —  United States Dollar

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Advantage Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Other*	36.9%
Internet Software & Services	20.6
Food Products	11.5
Internet & Catalog Retail	9.0
Information Technology Services	8.8
Short-Term Investment	8.0
Tech Hardware, Storage & Peripherals	5.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Advantage Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $32,174)	$38,612
Investment in Security of Affiliated Issuer, at Value (Cost $3,368)	3,368
Total Investments in Securities, at Value (Cost $35,542)	41,980
Foreign Currency, at Value (Cost —@)	—	@
Receivable for Portfolio Shares Sold	1,840
Dividends Receivable	22
Due from Adviser	9
Receivable from Affiliate	—	@
Other Assets	33
Total Assets	43,884
Liabilities:
Payable for Professional Fees	23
Payable for Portfolio Shares Redeemed	17
Payable for Sub Transfer Agency Fees — Class I	2
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class L	3
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Custodian Fees	6
Payable for Shareholder Services Fees — Class A	2
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Administration Fees	3
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Other Liabilities	11
Total Liabilities	70
Net Assets	$43,814
Net Assets Consist Of:
Paid-in-Capital	$36,349
Accumulated Net Investment Loss	(10)
Accumulated Net Realized Gain	1,037
Unrealized Appreciation (Depreciation) on:
Investments	6,438
Foreign Currency Translations	(—	@)
Net Assets	$43,814

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Advantage Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2015 (000)
CLASS I:
Net Assets	$24,718
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,420,260
Net Asset Value, Offering and Redemption Price Per Share	$17.40
CLASS A:
Net Assets	$11,939
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	693,413
Net Asset Value, Redemption Price Per Share	$17.22
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.95
Maximum Offering Price Per Share	$18.17
CLASS L:
Net Assets	$5,369
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	308,652
Net Asset Value, Offering and Redemption Price Per Share	$17.40
CLASS C:
Net Assets	$1,776
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	102,913
Net Asset Value, Offering and Redemption Price Per Share	$17.25
CLASS IS:
Net Assets	$12
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	685
Net Asset Value, Offering and Redemption Price Per Share	$17.42

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Advantage Portfolio

Statement of Operations	Year Ended December 31, 2015 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $7 of Foreign Taxes Withheld)	$306
Dividends from Security of Affiliated Issuer (Note G)	3
Total Investment Income	309
Expenses:
Advisory Fees (Note B)	225
Professional Fees	106
Shareholder Services Fees — Class A (Note D)	17
Distribution and Shareholder Services Fees — Class L (Note D)	51
Distribution and Shareholder Services Fees — Class C (Note D)	4
Registration Fees	57
Shareholder Reporting Fees	29
Administration Fees (Note C)	27
Sub Transfer Agency Fees — Class I	8
Sub Transfer Agency Fees — Class A	9
Sub Transfer Agency Fees — Class L	8
Sub Transfer Agency Fees — Class C	— @
Custodian Fees (Note F)	18
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	4
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	2
Pricing Fees	3
Directors' Fees and Expenses	1
Other Expenses	23
Total Expenses	597
Waiver of Advisory Fees (Note B)	(209)
Distribution Fees — Class L Shares Waived (Note D)	(49)
Reimbursement of Class Specific Expenses — Class I (Note B)	(2)
Reimbursement of Class Specific Expenses — Class A (Note B)	(4)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(2)
Net Expenses	326
Net Investment Loss	(17)
Realized Gain:
Investments Sold	3,973
Foreign Currency Transactions	1
Net Realized Gain	3,974
Change in Unrealized Appreciation (Depreciation):
Investments	(475)
Foreign Currency Translations	— @
Net Change in Unrealized Appreciation (Depreciation)	(475)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	3,499
Net Increase in Net Assets Resulting from Operations	$3,482

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Advantage Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$(17)	$39
Net Realized Gain	3,974	1,140
Net Change in Unrealized Appreciation (Depreciation)	(475)	716
Net Increase in Net Assets Resulting from Operations	3,482	1,895
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(18)	(5)
Net Realized Gain	(1,736)	(781)
Class A:
Net Investment Income	—	—
Net Realized Gain	(866)	(166)
Class L:
Net Investment Income	—	(1)
Net Realized Gain	(453)	(267)
Class C:
Net Investment Income	(— @)	—
Net Realized Gain	(114)	—
Class IS:
Net Investment Income	(— @)	(— @)
Net Realized Gain	(1)	(1)
Total Distributions	(3,188)	(1,221)
Capital Share Transactions:(1)
Class I:
Subscribed	13,669	4,207
Distributions Reinvested	1,253	434
Redeemed	(8,664)	(1,822)
Class A:
Subscribed	11,449	2,507
Distributions Reinvested	864	166
Redeemed	(3,697)	(2,170)
Class L:
Subscribed	2,971	3,222
Distributions Reinvested	426	254
Redeemed	(4,908)	(967)
Class C:
Subscribed	1,907 *	—
Distributions Reinvested	113 *	—
Redeemed	(133)*	—
Net Increase in Net Assets Resulting from Capital Share Transactions	15,250	5,831
Total Increase in Net Assets	15,544	6,505
Net Assets:
Beginning of Period	28,270	21,765
End of Period (Including Accumulated Net Investment Loss and Accumulated Undistributed Net Investment Income of $(10) and $22)	$43,814	$28,270

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Advantage Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2015 (000)	Year Ended December 31,2014 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	755	255
Shares Issued on Distributions Reinvested	71	27
Shares Redeemed	(474)	(111)
Net Increase in Class I Shares Outstanding	352	171
Class A:
Shares Subscribed	627	155
Shares Issued on Distributions Reinvested	50	10
Shares Redeemed	(207)	(133)
Net Increase in Class A Shares Outstanding	470	32
Class L:
Shares Subscribed	164	194
Shares Issued on Distributions Reinvested	24	16
Shares Redeemed	(269)	(59)
Net Increase (Decrease) in Class L Shares Outstanding	(81)	151
Class C:
Shares Subscribed	104 *	—
Shares Issued on Distributions Reinvested	7 *	—
Shares Redeemed	(8)*	—
Net Increase in Class C Shares Outstanding	103	—

@  Amount is less than $500.

*  For the period April 30, 2015 through December 31, 2015.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Advantage Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$16.83	$16.41	$12.40	$11.38	$10.87
Income from Investment Operations:
Net Investment Income†	0.01	0.04	0.01	0.14	0.04
Net Realized and Unrealized Gain	2.11	1.15	4.54	1.72	0.54
Total from Investment Operations	2.12	1.19	4.55	1.86	0.58
Distributions from and/or in Excess of:
Net Investment Income	(0.02)	(0.01)	—	(0.10)	(0.07)
Net Realized Gain	(1.53)	(0.76)	(0.54)	(0.74)	—
Total Distributions	(1.55)	(0.77)	(0.54)	(0.84)	(0.07)
Net Asset Value, End of Period	$17.40	$16.83	$16.41	$12.40	$11.38
Total Return++	12.56%	7.43%	37.11%	16.38%	5.33%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$24,718	$17,971	$14,712	$8,595	$7,239
Ratio of Expenses to Average Net Assets (1)	0.86%+^	1.04%+	1.04%+	1.05%+	1.05%+
Ratio of Net Investment Income to Average Net Assets (1)	0.06%+	0.23%+	0.11%+	1.08%+	0.39%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01%	0.01%	0.00%§	0.00%§
Portfolio Turnover Rate	51%	31%	36%	50%	28%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.49%	1.78%	2.33%	2.34%	3.43%
Net Investment Loss to Average Net Assets	(0.57)%	(0.51)%	(1.18)%	(0.21)%	(1.99)%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum of 0.85% for Class I shares. Prior to January 23, 2015, the maximum ratio was 1.05% for Class I shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Advantage Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2015		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$16.70		$16.34	$12.39	$11.37	$10.86
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.06)		(0.03)	(0.07)	0.11	0.02
Net Realized and Unrealized Gain	2.11		1.15	4.56	1.72	0.53
Total from Investment Operations	2.05		1.12	4.49	1.83	0.55
Distributions from and/or in Excess of:
Net Investment Income	—		—	—	(0.07)	(0.04)
Net Realized Gain	(1.53)		(0.76)	(0.54)	(0.74)	—
Total Distributions	(1.53)		(0.76)	(0.54)	(0.81)	(0.04)
Net Asset Value, End of Period	$17.22		$16.70	$16.34	$12.39	$11.37
Total Return++	12.20%		7.05%	36.65%	16.11%	5.07%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11,939		$3,738	$3,134	$12	$11
Ratio of Expenses to Average Net Assets (1)	1.18	%+^^	1.39%+	1.35%+^	1.30%+	1.30%+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.31	)%+	(0.15)%+	(0.44)%+	0.83%+	0.14%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%	0.00%§	0.00%§	0.00%§
Portfolio Turnover Rate	51%		31%	36%	50%	28%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.87%		2.14%	2.68%	2.59%	3.68%
Net Investment Loss to Average Net Assets	(1.00)%		(0.90)%	(1.77)%	(0.46)%	(2.24)%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.30% for Class A shares.

^^  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum of 1.20% for Class A shares. Prior to January 23, 2015, the maximum ratio was 1.40% for Class A shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Advantage Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2015		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$16.82		$16.42	$12.42	$11.39	$10.89
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.01)		0.02	(0.01)	0.13	0.04
Net Realized and Unrealized Gain	2.12		1.14	4.55	1.74	0.52
Total from Investment Operations	2.11		1.16	4.54	1.87	0.56
Distributions from and/or in Excess of:
Net Investment Income	—		(0.00)‡	—	(0.10)	(0.06)
Net Realized Gain	(1.53)		(0.76)	(0.54)	(0.74)	—
Total Distributions	(1.53)		(0.76)	(0.54)	(0.84)	(0.06)
Net Asset Value, End of Period	$17.40		$16.82	$16.42	$12.42	$11.39
Total Return++	12.47%		7.28%	36.97%	16.42%	5.19%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,369		$6,549	$3,908	$722	$208
Ratio of Expenses to Average Net Assets (1)	0.97	%+^^	1.18%+	1.08%+^	1.09%+	1.09%+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.03	)%+	0.12%+	(0.06)%+	1.04%+	0.35%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%	0.01%	0.00%§	0.00%§
Portfolio Turnover Rate	51%		31%	36%	50%	28%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.33%		2.64%	3.10%	3.09%	4.18%
Net Investment Loss to Average Net Assets	(1.39)%		(1.34)%	(2.08)%	(0.96)%	(2.74)%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.19% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.09% for Class L shares.

^^  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum of 0.99% for Class L shares. Prior to January 23, 2015, the maximum ratio was 1.19% for Class L shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Advantage Portfolio

	Class C
Selected Per Share Data and Ratios	Period from April 30, 2015^ to December 31,2015
Net Asset Value, Beginning of Period	$18.08
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.14)
Net Realized and Unrealized Gain	0.86
Total from Investment Operations	0.72
Distributions from and/or in Excess of:
Net Investment Income	(0.02)
Net Realized Gain	(1.53)
Total Distributions	(1.55)
Net Asset Value, End of Period	$17.25
Total Return++	3.91	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,776
Ratios of Expenses to Average Net Assets (1)	1.94	%+*
Ratio of Net Investment Loss to Average Net Assets Gain (1)	(1.15	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	51%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.83	%*
Net Investment Loss to Average Net Assets	(2.04	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Advantage Portfolio

	Class IS
	Year Ended December 31,			Period from September 13, 2013^ to
Selected Per Share Data and Ratios	2015		2014	December 31, 2013
Net Asset Value, Beginning of Period	$16.84		$16.41	$14.59
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.02		0.04	(0.01)
Net Realized and Unrealized Gain	2.11		1.16	2.21
Total from Investment Operations	2.13		1.20	2.20
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		(0.01)	—
Net Realized Gain	(1.53)		(0.76)	(0.38)
Total Distributions	(1.55)		(0.77)	(0.38)
Net Asset Value, End of Period	$17.42		$16.84	$16.41
Total Return++	12.65%		7.50%	15.15	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12		$12	$11
Ratio of Expenses to Average Net Assets (1)	0.82	%+^^^	1.00%+	1.01	%+^^*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.10	%+	0.26%+	(0.25	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01%	0.00	%§*
Portfolio Turnover Rate	51%		31%	36	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	14.53%		18.84%	7.31	%*
Net Investment Loss to Average Net Assets	(13.61)%		(17.58)%	(6.55	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.01% for Class IS shares.

^^^  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum of 0.81% for Class IS shares. Prior to January 23, 2015, the maximum ratio was 1.01% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Advantage Portfolio. The Portfolio seeks long-term capital appreciation.

The Portfolio offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Portfolio commenced offering Class C shares and suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's in-

vestments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$1,037	$—	$—	$1,037
Beverages	1,809	—	—	1,809
Diversified Financial Services	1,955	—	—	1,955
Food & Staples Retailing	2,000	—	—	2,000
Food Products	4,829	—	—	4,829
Hotels, Restaurants & Leisure	875	—	—	875
Household Products	605	—	—	605
Information Technology Services	3,696	—	—	3,696
Insurance	388	—	—	388
Internet & Catalog Retail	3,771	—	—	3,771
Internet Software & Services	8,644	—	—	8,644
Life Sciences Tools & Services	910	—	—	910

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Media	$1,313	$586	$—	$1,899
Personal Products	616	—	—	616
Pharmaceuticals	1,233	—	—	1,233
Specialty Retail	994	—	—	994
Tech Hardware, Storage & Peripherals	2,202	—	—	2,202
Textiles, Apparel & Luxury Goods	283	783	—	1,066
Total Common Stocks	37,160	1,369	—	38,529
Call Option Purchased	—	83	—	83
Short-Term Investment
Investment Company	3,368	—	—	3,368
Total Assets	$40,528	$1,452	$—	$41,980

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2015, the Portfolio did not have any investments transfer between investment levels. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: With respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2015.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Call Option Purchased	Investments, at Value (Call Options Purchased)	Currency Risk	$83	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2015 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$(27	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$61	(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2015, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Call Option Purchased	$83	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$83	$—	$—	$83

For the year ended December 31, 2015, the approximate average monthly amount outstanding for each derivative type is as follows:

Call Option Purchased:
Average monthly notional amount	8,318,000

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.75%	0.70%	0.65%

Effective March 2, 2015, the Portfolio's annual rate based on the daily net assets was reduced and is as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.65%	0.60%	0.55%

For the year ended December 31, 2015, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.04% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.40% for Class A shares, 1.19% for Class L shares and 1.01% for Class IS shares. Effective January 23, 2015, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses will not exceed 0.85% for Class I shares, 1.20% for Class A shares, 0.99% for Class L shares, 1.95% for Class C shares (effective April 30, 2015) and 0.81% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2015, approximately $209,000 of advisory fees were waived and approximately $11,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares. The Distributor has agreed to waive for at least one year the 12b-1 fees on Class L shares

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

of the Portfolio to the extent it exceeds 0.04% of the average daily net assets of such shares on an annualized basis. For the year ended December 31, 2015, this waiver amounted to approximately $49,000.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $24,786,000 and $16,494,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the

Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2015, advisory fees paid were reduced by approximately $2,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2015 (000)
$1,407	$26,480	$24,519	$3	$3,368

During the year ended December 31, 2015, the Portfolio incurred approximately $1,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$18	$3,170	$121	$1,100

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Accumulated Net Investment Loss (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$3	$1	$(4)

At December 31, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$1,201

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2015, the

Portfolio deferred to January 1, 2016 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$14	$—

I. Other: At December 31, 2015, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 14.4%.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Advantage Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Advantage Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Advantage Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2016

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2015. For corporate shareholders, 100.0% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $3,170,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2015. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $18,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

36

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2016 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIADVANN
1407747 EXP. 02.28.17

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Asia Opportunity Portfolio

Annual Report

December 31, 2015

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statement of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	19
Investment Advisory Agreement Approval	20
U.S. Privacy Policy	22
Director and Officer Information	25

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Asia Opportunity Portfolio (the "Portfolio") performed during the period ended December 31, 2015.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2016

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Expense Example (unaudited)

Asia Opportunity Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; including redemptions fees and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 12/29/15 — 12/31/15 (unless otherwise noted).

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/29/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Asia Opportunity Portfolio Class I^	$1,000.00	$1,003.00	$1,000.22	$0.06	$0.06	1.03%
Asia Opportunity Portfolio Class A^	1,000.00	1,003.00	1,000.20	0.08	0.08	1.40
Asia Opportunity Portfolio Class C^	1,000.00	1,003.00	1,000.16	0.12	0.12	2.17
Asia Opportunity Portfolio Class IS^	1,000.00	1,003.00	1,000.22	0.06	0.06	1.02

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 2/365 (to reflect the actual days in the period).

**  Annualized.

^  Class I, A, C and IS commenced operations on 12/29/15.
3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited)

Asia Opportunity Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the period from inception on December 29, 2015 through December 31, 2015, the Portfolio's Class I shares had a total return of 0.30%, net of fees. The Portfolio's benchmark, the MSCI All Country Asia ex Japan Index (the "Index"), returned –0.18% for the same period.

Factors Affecting Performance

•  The Portfolio launched a few days prior to the close of the reporting period. Such a short time frame would not provide a meaningful performance analysis as short-term returns may not be indicative of the Portfolio's long-term performance potential.

Management Strategies

•  The Growth Team seeks high-quality companies, which we define primarily as those with sustainable competitive advantages. Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio.

Performance Compared to the MSCI All Country Asia ex Japan Index(1) and the Lipper Pacific Region ex Japan Funds Index(2)

	Period Ended December 31, 2015 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	—	—	—	0.30%
Portfolio — Class A Shares w/o sales charges(4)	—	—	—	0.30
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	—	—	—	–4.93
Portfolio — Class C Shares w/o sales charges(4)	—	—	—	0.30
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(4)	—	—	—	–0.70
Portfolio — Class IS Shares w/o sales charges(4)	—	—	—	0.30
MSCI All Country Asia ex Japan Index	—	—	—	–0.18
Lipper Pacific Region ex Japan Funds Index	—	—	—	–0.66

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country Asia ex Japan Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Pacific Region ex Japan Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Pacific Region ex Japan Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Pacific Region ex Japan Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 29, 2015.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Portfolio, not the inception of the Index.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments

Asia Opportunity Portfolio

	Shares	Value (000)
Common Stocks (81.6%)
China (40.3%)
Autohome, Inc. ADR (a)	3,134	$110
Baidu, Inc. ADR (a)	581	110
China Resources Beer Holdings Company Ltd. (b)	110,000	235
Ctrip.com International Ltd. ADR (a)	3,504	162
Foshan Haitian Flavouring & Food Co., Ltd., Class A	20,600	112
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	44,100	111
JD.com, Inc. ADR (a)	6,146	198
Jiangsu Hengrui Medicine Co., Ltd., Class A	29,700	224
Kweichow Moutai Co., Ltd., Class A (a)	5,800	194
TAL Education Group ADR (a)	8,929	415
Tencent Holdings Ltd. (b)	20,100	392
		2,263
Hong Kong (6.8%)
AIA Group Ltd.	44,800	267
Wenzhou Kangning Hospital Co., Ltd. H Shares (a)	19,200	115
		382
India (4.9%)
HDFC Bank Ltd. ADR	4,450	274
Korea, Republic of (18.2%)
Amorepacific Corp. (a)	639	224
Loen Entertainment, Inc. (a)	3,217	229
Medy-Tox, Inc.	619	266
NAVER Corp. (a)	204	114
ViroMed Co., Ltd. (a)	1,218	189
		1,022
Philippines (2.5%)
Universal Robina Corp.	35,970	142
Taiwan (2.5%)
Taiwan Semiconductor Manufacturing Co., Ltd.	32,000	138
United States (6.4%)
Cognizant Technology Solutions Corp., Class A (a)	6,017	361
Total Common Stocks (Cost $4,587)		4,582
Participation Notes (11.9%)
China (9.4%)
Jiangsu Yanghe Brewery, Class A, Equity Linked Notes, expires 1/23/17 (a)	26,141	275
Midea Group Co., Ltd., Class A, Equity Linked Notes, expires 1/6/20 (a)	29,300	148
Zhejiang Supor Cookware Co., Ltd., Class A, Equity Linked Notes, expires 12/24/18 (a)	25,200	108
		531
India (2.5%)
Monsanto India Ltd., Equity Linked Notes, expires 12/29/17 (a)	4,170	138
Total Participation Notes (Cost $657)		669
	Shares	Value (000)
Short-Term Investment (85.8%)
Investment Company (85.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $4,820)	4,820,213	$4,820
Total Investments (179.3%) (Cost $10,064) (c)(d)		10,071
Liabilities in Excess of Other Assets (–79.3%)		(4,454)
Net Assets (100.0%)		$5,617

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  The approximate fair value and percentage of net assets, $2,837,000 and 50.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(d)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $10,064,000. The aggregate gross unrealized appreciation is approximately $46,000 and the aggregate gross unrealized depreciation is approximately $39,000 resulting in net unrealized appreciation of approximately $7,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Short-Term Investment	47.9%
Other*	44.9
Internet Software & Services	7.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Asia Opportunity Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $5,244)	$5,251
Investment in Security of Affiliated Issuer, at Value (Cost $4,820)	4,820
Total Investments in Securities, at Value (Cost $10,064)	10,071
Prepaid Offering Costs	150
Due from Adviser	38
Receivable from Affiliate	—	@
Other Assets	2
Total Assets	10,261
Liabilities:
Payable for Investments Purchased	4,455
Payable for Offering Costs	151
Payable for Professional Fees	34
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Custodian Fees	—	@
Payable for Administration Fees	—	@
Other Liabilities	4
Total Liabilities	4,644
Net Assets	$5,617
Net Assets Consist Of:
Paid-in-Capital	$5,600
Accumulated Undistributed Net Investment Income	8
Unrealized Appreciation (Depreciation) on:
Investments	7
Foreign Currency Translations	2
Net Assets	$5,617
CLASS I:
Net Assets	$5,587
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	557,000
Net Asset Value, Offering and Redemption Price Per Share	$10.03
CLASS A:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Redemption Price Per Share	$10.03
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.56
Maximum Offering Price Per Share	$10.59
CLASS C:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$10.03
CLASS IS:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$10.03

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Asia Opportunity Portfolio

Statement of Operations	Period from December 29, 2015^ to December 31, 2015 (000)
Investment Income:
Dividends from Security of Affiliated Issuer (Note G)	$—	@
Expenses:
Professional Fees	34
Shareholder Reporting Fees	3
Offering Costs	1
Transfer Agency Fees — Class I (Note E)	—	@
Transfer Agency Fees — Class A (Note E)	—	@
Transfer Agency Fees — Class C (Note E)	—	@
Transfer Agency Fees — Class IS (Note E)	—	@
Shareholder Services Fees — Class A (Note D)	—	@
Distribution and Shareholder Services Fees — Class C (Note D)	—	@
Advisory Fees (Note B)	—	@
Custodian Fees (Note F)	—	@
Administration Fees (Note C)	—	@
Pricing Fees	—	@
Other Expenses	—	@
Total Expenses	38
Expenses Reimbursed by Adviser (Note B)	(38)
Reimbursement of Class Specific Expenses — Class A (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class C (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(—	@)
Waiver of Advisory Fees (Note B)	(—	@)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	—	@
Net Investment Loss	(—	@)
Realized Gain:
Foreign Currency Transactions	8
Change in Unrealized Appreciation (Depreciation):
Investments	7
Foreign Currency Translations	2
Net Change in Unrealized Appreciation (Depreciation)	9
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	17
Net Increase in Net Assets Resulting from Operations	$17

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Asia Opportunity Portfolio

Statement of Changes in Net Assets	Period from December 29, 2015^ to December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$	(-—	@)
Net Realized Gain		8
Net Change in Unrealized Appreciation (Depreciation)		9
Net Increase in Net Assets Resulting from Operations		17
Capital Share Transactions:(1)
Class I:
Subscribed		5,570
Class A:
Subscribed		10
Class C:
Subscribed		10
Class IS:
Subscribed		10
Net Increase in Net Assets Resulting from Capital Share Transactions		5,600
Total Increase in Net Assets		5,617
Net Assets:
Beginning of Period		—
End of Period (Including Accumulated Undistributed Net Investment Income of $8)		$5,617
(1) Capital Share Transactions:
Class I:
Shares Subscribed		557
Class A:
Shares Subscribed		1
Class C:
Shares Subscribed		1
Class IS:
Shares Subscribed		1

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Asia Opportunity Portfolio

	Class I
Selected Per Share Data and Ratios	Period from December 29, 2015^ to December 31, 2015
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain	0.03
Total from Investment Operations	0.03
Net Asset Value, End of Period	$10.03
Total Return++	0.30	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,587
Ratio of Expenses to Average Net Assets (1)	1.03	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.71	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.04	%*
Portfolio Turnover Rate	0%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	125.50	%*
Net Investment Loss to Average Net Assets	(125.18	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Asia Opportunity Portfolio

	Class A
Selected Per Share Data and Ratios	Period from December 29, 2015^ to December 31, 2015
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain	0.03
Total from Investment Operations	0.03
Net Asset Value, End of Period	$10.03
Total Return++	0.30	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (1)	1.40	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.09	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.05	%*
Portfolio Turnover Rate	0%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	139.50	%*
Net Investment Loss to Average Net Assets	(139.19	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value, which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Asia Opportunity Portfolio

	Class C
Selected Per Share Data and Ratios	Period from December 29, 2015^ to December 31, 2015
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain	0.03
Total from Investment Operations	0.03
Net Asset Value, End of Period	$10.03
Total Return++	0.30	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (1)	2.17	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.84	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.03	%*
Portfolio Turnover Rate	0%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	140.25	%*
Net Investment Loss to Average Net Assets	(139.92	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value, which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Asia Opportunity Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from December 29, 2015^ to December 31, 2015
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain	0.03
Total from Investment Operations	0.03
Net Asset Value, End of Period	$10.03
Total Return++	0.30	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (1)	1.02	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.69	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.03	%*
Portfolio Turnover Rate	0%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	139.25	%*
Net Investment Loss to Average Net Assets	(138.92	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Asia Opportunity Portfolio. The Portfolio seeks long-term capital appreciation.

The Portfolio commenced operations on December 29, 2015 and offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$274	$—	$—	$274
Beverages	—	194	—	194
Biotechnology	—	455	—	455
Diversified Consumer Services	415	—	—	415
Food & Staples Retailing	—	235	—	235
Food Products	—	365	—	365
Health Care Providers & Services	115	—	—	115
Information Technology Services	361	—	—	361
Insurance	—	267	—	267
Internet & Catalog Retail	360	—	—	360
Internet Software & Services	220	506	—	726
Media	—	229	—	229

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Personal Products	$—	$224	$—	$224
Pharmaceuticals	—	224	—	224
Semiconductors & Semiconductor Equipment	—	138	—	138
Total Common Stocks	1,745	2,837	—	4,582
Participation Notes	—	669	—	669
Short-Term Investment
Investment Company	4,820	—	—	4,820
Total Assets	$6,565	$3,506	$—	$10,071

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2015, the Portfolio did not have any investments transfer between investment levels. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

4.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

5.  Redemption Fees: The Portfolio will assess a 2% redemption fee on Class I shares, Class A shares, Class C shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statement of Changes in Net Assets.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.80%	0.75%	0.70%

For the period ended December 31, 2015, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I shares, 1.45% for Class A shares, 2.20% for Class C shares and 1.05% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the period ended December 31, 2015, less than $500 of advisory fees were waived and approximately $38,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the period ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $5,243,000 and $0, respectively. There were no purchases and sales of long-term U.S. Government securities for the period ended December 31, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the period ended December 31, 2015, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the period ended December 31, 2015 is as follows:

Value December 29, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2015 (000)
$—	$4,820	$—	$—	@	$4,820

@ Amount is less than $500.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. There were no distributions paid during fiscal 2015.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$8	$(8)	$—

At December 31, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$8	$—

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Asia Opportunity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Asia Opportunity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2015, and the related statement of operations and changes in net assets and the financial highlights for the period from December 29, 2015 (commencement of operations) to December 31, 2015. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Asia Opportunity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2015, the results of its operations, changes in its net assets and the financial highlights for the period from December 29, 2015 (commencement of operations) to December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2016

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Advisory Agreement Approval (unaudited)

The Board considered the following factors at the time of approval of the contracts which occurred prior to commencement of operations.

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Portfolio. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services to be provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc.

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who will provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services to be provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board considered that the Adviser plans to arrange for a public offering of shares of the Portfolio to raise assets for investment and that the offering had not yet begun and concluded that, since the Portfolio currently had no assets to invest (other than seed capital required under the Investment Company Act) and had no track record of performance, this was not a factor it needed to address at the present time.

The Board reviewed the advisory and administrative fee rates (the "management fee rates") proposed to be paid by the Portfolio under the Management Agreement relative to comparable funds advised by the Adviser, when applicable, and compared to their peers as determined by the Adviser, and reviewed the anticipated total expense ratio of the Portfolio. The Board considered that the Portfolio requires the Adviser to develop processes, invest in additional resources and incur additional risks to successfully manage the Portfolio and concluded that the proposed management fee rate and anticipated total expense ratio would be competitive with its peer group average.

Economies of Scale

The Board considered the growth prospects of the Portfolio and the structure of the proposed management fee schedule, which includes breakpoints for the Portfolio. The Board considered that the Portfolio's potential growth was uncertain and concluded that it would be premature to consider economies of scale as a factor in approving the Management Agreement at the present time.

Profitability of the Adviser and Affiliates

Since the Portfolio had not begun operations and had not paid any fees to the Adviser, the Board concluded that this was not a factor that needed to be considered at the present time.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates to be derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. Since the Portfolio had not begun operations and had not paid any fees to the Adviser, the Board concluded that these benefits were not a factor that needed to be considered at the present time.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Advisory Agreement Approval (unaudited) (cont'd)

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to enter into this relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Portfolio and its future shareholders to approve the Management Agreement, which will remain in effect for two years and thereafter must be approved annually by the Board of the Portfolio if it is to continue in effect. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

29

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2016 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIASOPPANN
1407691 EXP. 02.28.17

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Opportunity Portfolio

Annual Report

December 31, 2015

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	28
Federal Tax Notice	29
U.S. Privacy Policy	30
Director and Officer Information	33

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Opportunity Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2016

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Expense Example (unaudited)

Global Opportunity Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Opportunity Portfolio Class I	$1,000.00	$1,030.90	$1,020.32	$4.97	$4.94	0.97%
Global Opportunity Portfolio Class A	1,000.00	1,029.50	1,019.06	6.24	6.21	1.22
Global Opportunity Portfolio Class L	1,000.00	1,029.20	1,018.90	6.39	6.36	1.25
Global Opportunity Portfolio Class C	1,000.00	1,025.30	1,014.97	10.36	10.31	2.03
Global Opportunity Portfolio Class IS	1,000.00	1,032.10	1,021.48	3.79	3.77	0.74

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited)

Global Opportunity Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2015, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 18.50%, net of fees. The Portfolio's Class I shares outperformed the Portfolio's benchmark, the MSCI All Country World Index (the "Index"), which returned –2.36%. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  Global equity markets posted a flat return for the 12-month period. A backdrop of weak global economic growth, intensifying concerns about China's slowdown, shifting sentiment about central bank policies and a sustained decline in commodity prices weighed on the markets throughout the year. On a regional basis, Japan's 9.6% gain outperformed the S&P 500 Index's flat return of 1.4% and Europe's modest 2.8% decline, while emerging market equities suffered a double-digit loss, down 14.9% (as measured by the MSCI Japan Index, MSCI Europe Index and MSCI Emerging Markets Index, respectively).

•  The Portfolio's relative outperformance versus the Index was driven primarily by stock selection. Sector allocation, a result of where we're finding the most attractive individual stock opportunities, also contributed positively to relative performance.

•  Information technology (IT) was the top contributor in the Portfolio during the period, due to strong stock selection and a sector overweight position. The Portfolio's holdings in two IT services providers with cost advantages in software development outsourcing were the second- and third-largest contributors to the performance of the Portfolio during the period. Performance also benefited from the Portfolio's largest position in a social networking platform that was the fifth largest contributor to returns.

•  Stock selection in the consumer discretionary sector was the second-largest contributor to the Portfolio during the period. Relative gains in the sector were led by positions in an online retail and cloud computing leader in the U.S. and a provider of after-school private tutoring services to primary and secondary students in China, the first- and fourth-largest contributors, respectively, to Portfolio performance during the period. Within the sector, performance was negatively impacted by positions in a U.K. luxury goods retailer and a U.S. hospitality company.

•  The Portfolio's lack of exposure to the energy sector, which was the worst-performing sector in the Index during the period, was advantageous to relative to performance.

•  Stock selection in the materials sector, primarily due to a position in an agricultural products company in India, was the main detractor from relative performance and the second-worst performing sector in the Index during the period.

•  The Portfolio's underweight position in the health care sector, which was the best-performing sector in the Index during the period, was the second-largest detractor from relative returns.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. The Growth Team seeks high quality companies, which we define primarily as those with sustainable competitive advantages. Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the portfolio; accordingly, we have had very limited turnover in the portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

*  Minimum Investment for Class I shares

**  Commenced Operations on May 30, 2008.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes (if applicable).

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited) (cont'd)

Global Opportunity Portfolio

Performance Compared to the MSCI All Country World Index(1) and the Lipper Global Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2015 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	18.50%	13.62%	—	10.96%
Portfolio — Class A Shares w/o sales charges(4)	18.16	13.27	—	17.73
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	11.97	12.06	—	16.60
Portfolio — Class L Shares w/o sales charges(4)	18.03	13.21	—	10.57
Portfolio — Class C Shares w/o sales charges(6)	—	—	—	4.95
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(6)	—	—	—	3.95
Portfolio — Class IS Shares w/o sales charges(5)	18.64	—	—	20.32
MSCI All Country World Index	–2.36	6.09	—	2.56
Lipper Global Multi-Cap Growth Funds Index	0.44	5.93	—	3.65

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  On May 21, 2010, Class C and Class I shares of Van Kampen Global Growth Fund ("the Predecessor Fund") were reorganized into Class L and Class I shares of Morgan Stanley Global Growth Portfolio ("the Portfolio"), respectively. Class L and Class I shares' returns of the Portfolio will differ from the Predecessor Fund as they have different expenses. Performance shown for the Portfolio's Class I and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class C and I shares of the Predecessor Fund commenced operations on May 30, 2008. Class P shares, which were renamed Class A shares effective September 9, 2013, commenced operations on May 21, 2010. In October 2010, the Morgan Stanley Global Growth Portfolio changed its name to the Morgan Stanley Global Opportunity Portfolio.

(5)  Commenced offering on September 13, 2013.

(6)  Commenced offering on April 30, 2015.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments

Global Opportunity Portfolio

	Shares	Value (000)
Common Stocks (88.5%)
Australia (0.0%)
AET&D Holdings No. 1 Ltd. (a)(b)(c)	36,846	$—
Belgium (1.6%)
Anheuser-Busch InBev N.V.	83,151	10,271
Brazil (1.5%)
CETIP SA — Mercados Organizados	998,412	9,429
Canada (1.6%)
Brookfield Infrastructure Partners LP	269,661	10,223
China (10.6%)
Autohome, Inc. ADR (a)	210,179	7,340
China Resources Beer Holdings Company Ltd. (d)	60,000	128
JD.com, Inc. ADR (a)	173,994	5,614
Jiangsu Hengrui Medicine Co., Ltd., Class A	1,694,991	12,786
TAL Education Group ADR (a)	636,332	29,570
Tencent Holdings Ltd. (d)	611,000	11,919
Vipshop Holdings Ltd. ADR (a)	28,037	428
		67,785
Denmark (4.4%)
DSV A/S	720,954	28,323
France (0.4%)
Hermes International	6,847	2,309
India (1.9%)
Jubilant Foodworks Ltd.	301,622	6,751
Monsanto India Ltd.	171,516	5,698
		12,449
Japan (5.9%)
Calbee, Inc.	468,000	19,641
Japan Airport Terminal Co., Ltd.	410,700	18,214
		37,855
Korea, Republic of (6.0%)
Loen Entertainment, Inc. (a)	198,516	14,135
NAVER Corp. (a)	18,069	10,063
ViroMed Co., Ltd. (a)	94,171	14,576
		38,774
South Africa (2.2%)
Naspers Ltd., Class N	102,074	13,956
Switzerland (1.4%)
Kuehne & Nagel International AG (Registered)	66,791	9,158
United Kingdom (3.9%)
Burberry Group PLC	775,624	13,642
Just Eat PLC (a)	1,604,766	11,672
		25,314
United States (47.1%)
Alphabet, Inc., Class C (a)	29,113	22,093
Amazon.com, Inc. (a)	55,850	37,748
Cognizant Technology Solutions Corp., Class A (a)	438,577	26,323
EPAM Systems, Inc. (a)	490,932	38,597
Facebook, Inc., Class A (a)	529,184	55,384
Globant SA (a)	99,033	3,715
Luxoft Holding, Inc. (a)	378,291	29,178
	Shares	Value (000)
Mastercard, Inc., Class A	243,588	$23,716
Monsanto Co.	92,761	9,139
Priceline Group, Inc. (The) (a)	16,686	21,274
Visa, Inc., Class A	299,724	23,244
WisdomTree Investments, Inc.	775,800	12,164
		302,575
Total Common Stocks (Cost $461,804)		568,421
Preferred Stocks (2.3%)
India (0.0%)
Flipkart Online Services Pvt Ltd. Series D (a)(b)(c)(e) (acquisition cost — $52; acquired 10/4/13)	2,242	233
United States (2.3%)
Airbnb, Inc. Series D (a)(b)(c)(e) (acquisition cost — $1,594; acquired 4/16/14)	39,153	3,275
Magic Leap Series C (a)(b)(c)(e) (acquisition cost — $3,175; acquired 12/22/15)	137,829	3,175
Uber Techonologies Series G (a)(b)(c)(e) (acquisition cost — $8,232; acquired 12/3/15)	168,793	8,232
		14,682
Total Preferred Stocks (Cost $13,053)		14,915
Convertible Preferred Stock (0.0%)
China (0.0%)
Youku Tudou, Inc., Class A (a)(b)(e) (acquisition cost — $—@; acquired 9/16/10) (Cost $—@)	9	—	@
Participation Notes (1.4%)
China (1.4%)
Jiangsu Yanghe Brewery, Class A, Equity Linked Notes, expires 1/23/17 (a)	275,800	2,905
Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, expires 3/4/21 (a)	190,623	6,388
Total Participation Notes (Cost $7,594)		9,293
	Notional Amount
Call Option Purchased (0.1%)
Foreign Currency Option (0.1%)
USD/CNY June 2016 @ CNY 6.70, Royal Bank of Scotland (Cost $152)	39,034,821	673
	Shares
Short-Term Investment (5.2%)
Investment Company (5.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $33,417)	33,417,424	33,417
Total Investments (97.5%) (Cost $516,020) (f)(g)		626,719
Other Assets in Excess of Liabilities (2.5%)		15,791
Net Assets (100.0%)		$642,510

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at December 31, 2015.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Global Opportunity Portfolio

(c)  At December 31, 2015, the Portfolio held fair valued securities valued at approximately $14,915,000, representing 2.3% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(d)  Security trades on the Hong Kong exchange.

(e)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2015 amounts to approximately $14,915,000 and represents 2.3% of net assets.

(f)  The approximate fair value and percentage of net assets, $212,671,000 and 33.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(g)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $517,591,000. The aggregate gross unrealized appreciation is approximately $118,005,000 and the aggregate gross unrealized depreciation is approximately $8,877,000 resulting in net unrealized appreciation of approximately $109,128,000.

@  Value is less than $500.

ADR  American Depositary Receipt.

CNY  Chinese Yuan Renminbi

USD  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	41.0%
Information Technology Services	22.5
Internet Software & Services	18.9
Internet & Catalog Retail	12.3
Short-Term Investment	5.3
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Opportunity Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $482,603)	$593,302
Investment in Security of Affiliated Issuer, at Value (Cost $33,417)	33,417
Total Investments in Securities, at Value (Cost $516,020)	626,719
Foreign Currency, at Value (Cost $238)	238
Cash	50
Receivable for Investments Sold	34,043
Receivable for Portfolio Shares Sold	7,296
Dividends Receivable	205
Tax Reclaim Receivable	32
Receivable from Affiliate	11
Other Assets	64
Total Assets	668,658
Liabilities:
Payable for Investments Purchased	23,089
Payable for Portfolio Shares Redeemed	1,230
Payable for Advisory Fees	691
Due to Broker	690
Payable for Shareholder Services Fees — Class A	72
Payable for Distribution and Shareholder Services Fees — Class L	11
Payable for Distribution and Shareholder Services Fees — Class C	14
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	80
Payable for Transfer Agency Fees — Class L	12
Payable for Transfer Agency Fees — Class C	— @
Payable for Sub Transfer Agency Fees — Class I	5
Payable for Sub Transfer Agency Fees — Class A	54
Payable for Sub Transfer Agency Fees — Class L	11
Payable for Sub Transfer Agency Fees — Class C	2
Payable for Professional Fees	51
Payable for Reorganization Expense	45
Payable for Administration Fees	41
Payable for Custodian Fees	31
Other Liabilities	17
Total Liabilities	26,148
Net Assets	$642,510
Net Assets Consist Of:
Paid-in-Capital	$492,902
Accumulated Net Investment Loss	(9)
Accumulated Undistributed Net Realized Gain	38,925
Unrealized Appreciation (Depreciation) on:
Investments	110,699
Foreign Currency Translations	(7)
Net Assets	$642,510

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Opportunity Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2015 (000)
CLASS I:
Net Assets	$238,920
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	14,600,891
Net Asset Value, Offering and Redemption Price Per Share	$16.36
CLASS A:
Net Assets	$347,683
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	21,690,940
Net Asset Value, Redemption Price Per Share	$16.03
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.89
Maximum Offering Price Per Share	$16.92
CLASS L:
Net Assets	$34,628
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,181,786
Net Asset Value, Offering and Redemption Price Per Share	$15.87
CLASS C:
Net Assets	$20,475
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,295,519
Net Asset Value, Offering and Redemption Price Per Share	$15.80
CLASS IS:
Net Assets	$804
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	49,095
Net Asset Value, Offering and Redemption Price Per Share	$16.38

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Opportunity Portfolio

Statement of Operations	Year Ended December 31, 2015 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $30 of Foreign Taxes Withheld)	$774
Dividends from Security of Affiliated Issuer (Note G)	19
Total Investment Income	793
Expenses:
Advisory Fees (Note B)	1,017
Shareholder Services Fees — Class A (Note D)	150
Distribution and Shareholder Services Fees — Class L (Note D)	36
Distribution and Shareholder Services Fees — Class C (Note D)	43
Professional Fees	111
Administration Fees (Note C)	101
Custodian Fees (Note F)	76
Sub Transfer Agency Fees — Class I	19
Sub Transfer Agency Fees — Class A	44
Sub Transfer Agency Fees — Class L	3
Sub Transfer Agency Fees — Class C	3
Registration Fees	56
Shareholder Reporting Fees	44
Reorganization Expense	30
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	13
Transfer Agency Fees — Class L (Note E)	3
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	2
Pricing Fees	6
Directors' Fees and Expenses	2
Other Expenses	22
Total Expenses	1,785
Waiver of Advisory Fees (Note B)	(289)
Distribution Fees — Class L Shares Waived (Note D)	(22)
Rebate from Morgan Stanley Affiliate (Note G)	(8)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Net Expenses	1,464
Net Investment Loss	(671)
Realized Gain:
Investments Sold (Net of $8 of Capital Gain Country Tax)	40,506
Foreign Currency Transactions	135
Net Realized Gain	40,641
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $19)	(35,579)
Foreign Currency Translations	(7)
Net Change in Unrealized Appreciation (Depreciation)	(35,586)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	5,055
Net Increase in Net Assets Resulting from Operations	$4,384

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Opportunity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(671)	$(99)
Net Realized Gain	40,641	1,331
Net Change in Unrealized Appreciation (Depreciation)	(35,586)	37
Net Increase in Net Assets Resulting from Operations	4,384	1,269
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	(1,177)	(523)
Class A:
Net Realized Gain	(910)	(586)
Class L:
Net Realized Gain	(40)	(71)
Class C:
Net Realized Gain	(123)	—
Class IS:
Net Realized Gain	(— @)	(1)
Total Distributions	(2,250)	(1,181)
Capital Share Transactions:(1)
Class I:
Subscribed	163,052	3,648
Issued due to a tax-free reorganization	77,071	—
Distributions Reinvested	1,081	124
Redeemed	(16,394)	(166)
Class A:
Subscribed	113,695	10,218
Issued due to a tax-free reorganization	235,675	—
Distributions Reinvested	906	586
Redeemed	(14,930)	(1,863)
Class L:
Subscribed	2,004	809
Issued due to a tax-free reorganization	32,385	—
Distributions Reinvested	38	62
Redeemed	(558)	(303)
Class C:
Subscribed	21,201 *	—
Distributions Reinvested	122 *	—
Redeemed	(869)*	—
Class IS:
Subscribed	7	—
Issued due to a tax-free reorganization	799	—
Net Increase in Net Assets Resulting from Capital Share Transactions	615,285	13,115
Total Increase in Net Assets	617,419	13,203
Net Assets:
Beginning of Period	25,091	11,888
End of Period (Including Accumulated Net Investment Loss of $(9) and $( —@))	$642,510	$25,091

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Opportunity Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2015 (000)		Year Ended December 31, 2014 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	10,166		258
Shares Issued due to a tax-free reorganization	4,618		—
Shares Issued on Distributions Reinvested	65		9
Shares Redeemed	(1,038)		(12)
Net Increase in Class I Shares Outstanding	13,811		255
Class A:
Shares Subscribed	7,220		734
Shares Issued due to a tax-free reorganization	14,414		—
Shares Issued on Distributions Reinvested	56		43
Shares Redeemed	(941)		(136)
Net Increase in Class A Shares Outstanding	20,749		641
Class L:
Shares Subscribed	136		58
Shares Issued due to a tax-free reorganization	2,000		—
Shares Issued on Distributions Reinvested	2		5
Shares Redeemed	(36)		(22)
Net Increase in Class L Shares Outstanding	2,102		41
Class C:
Shares Subscribed	1,345	*	—
Shares Issued on Distributions Reinvested	8	*	—
Shares Redeemed	(57	)*	—
Net Increase in Class C Shares Outstanding	1,296		—
Class IS:
Shares Subscribed	—	@@	—
Shares Issued due to a tax-free reorganization	48		—
Net Increase in Class IS Shares Outstanding	48		—

*  For the period April 30, 2015 through December 31, 2015.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Opportunity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.98	$13.65	$10.84	$10.26	$11.58
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.05)	(0.06)	(0.02)	0.01	0.02
Net Realized and Unrealized Gain (Loss)	2.64	1.26	4.21	1.01	(0.57)
Total from Investment Operations	2.59	1.20	4.19	1.02	(0.55)
Distributions from and/or in Excess of:
Net Realized Gain	(0.21)	(0.87)	(1.38)	(0.44)	(0.77)
Redemption Fees	—	—	—	—	0.00 ‡
Net Asset Value, End of Period	$16.36	$13.98	$13.65	$10.84	$10.26
Total Return++	18.50%	9.04%	40.12%	9.99%	(4.90)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$238,920	$11,037	$7,293	$5,069	$8,386
Ratio of Expenses to Average Net Assets (1)	0.98%+^	1.17%+	1.24%+	1.25%+	1.25%+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.33)%+	(0.42)%+	(0.21)%+	0.06%+	0.13%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.00%§	0.00%§	0.00%§
Portfolio Turnover Rate	115%	29%	38%	33%	39%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.20%	2.47%	3.36%	2.57%	2.92%
Net Investment Loss to Average Net Assets	(0.55)%	(1.72)%	(2.33)%	(1.26)%	(1.54)%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective December 7, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.81% for Class I shares. Prior to December 7, 2015, the maximum ratio was 1.10% for Class I shares. Prior to January 23, 2015, the maximum ratio was 1.25% for Class I shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Opportunity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2015		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.75		$13.48	$10.75	$10.21	$11.56
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.10)		(0.11)	(0.15)	(0.02)	(0.01)
Net Realized and Unrealized Gain (Loss)	2.59		1.25	4.26	1.00	(0.57)
Total from Investment Operations	2.49		1.14	4.11	0.98	(0.58)
Distributions from and/or in Excess of:
Net Realized Gain	(0.21)		(0.87)	(1.38)	(0.44)	(0.77)
Redemption Fees	—		—	—	—	0.00 ‡
Net Asset Value, End of Period	$16.03		$13.75	$13.48	$10.75	$10.21
Total Return++	18.16%		8.55%	39.80%	9.65%	(5.16)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$347,683		$12,952	$4,057	$87	$10
Ratio of Expenses to Average Net Assets (1)	1.25	%+^^	1.56%+	1.59%+^	1.50%+	1.50%+
Ratio of Net Investment Loss to Average Net Assets (1)	(0.64	)%+	(0.82)%+	(1.15)%+	(0.19)%+	(0.12)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%	0.00%§	0.00%§	0.00%§
Portfolio Turnover Rate	115%		29%	38%	33%	39%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.50%		2.86%	3.93%	2.82%	3.17%
Net Investment Loss to Average Net Assets	(0.89)%		(2.12)%	(3.49)%	(1.51)%	(1.79)%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.60% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.50% for Class A shares.

^^  Effective December 7, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.23% for Class A shares. Prior to December 7, 2015, the maximum ratio was 1.45% for Class A shares. Prior to January 23, 2015, the maximum ratio was 1.60% for Class A shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Opportunity Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2015		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.62		$13.38	$10.68	$10.15	$11.50
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.11)		(0.12)	(0.07)	(0.03)	(0.02)
Net Realized and Unrealized Gain (Loss)	2.57		1.23	4.15	1.00	(0.56)
Total from Investment Operations	2.46		1.11	4.08	0.97	(0.58)
Distributions from and/or in Excess of:
Net Realized Gain	(0.21)		(0.87)	(1.38)	(0.44)	(0.77)
Redemption Fees	—		—	—	—	0.00 ‡
Net Asset Value, End of Period	$15.87		$13.62	$13.38	$10.68	$10.15
Total Return++	18.03%		8.46%	39.79%	9.61%	(5.19)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$34,628		$1,091	$527	$396	$505
Ratio of Expenses to Average Net Assets (1)	1.30	%+^^	1.64%+	1.58%+^	1.55%+	1.55%+
Ratio of Net Investment Loss to Average Net Assets (1)	(0.70	)%+	(0.87)%+	(0.57)%+	(0.24)%+	(0.17)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%	0.00%§	0.00%§	0.00%§
Portfolio Turnover Rate	115%		29%	38%	33%	39%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.03%		3.52%	4.23%	3.32%	3.67%
Net Investment Loss to Average Net Assets	(1.43)%		(2.75)%	(3.22)%	(2.01)%	(2.29)%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.55% for Class L shares.

^^  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.50% for Class L shares. Prior to January 23, 2015, the maximum ratio was 1.65% for Class L shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Opportunity Portfolio

	Class C
Selected Per Share Data and Ratios	Period from April 30, 2015^ to December 31, 2015
Net Asset Value, Beginning of Period	$15.25
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.15)
Net Realized and Unrealized Gain	0.91
Total from Investment Operations	0.76
Distributions from and/or in Excess of:
Net Realized Gain	(0.21)
Net Asset Value, End of Period	$15.80
Total Return++	4.95	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$20,475
Ratios of Expenses to Average Net Assets (1)	2.03	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.40	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	115%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.22	%*
Net Investment Loss to Average Net Assets	(1.59	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Opportunity Portfolio

	Class IS
	Year Ended December 31,			Period from September 13, 2013^ to
Selected Per Share Data and Ratios	2015		2014	December 31, 2013
Net Asset Value, Beginning of Period	$13.99		$13.65	$12.43
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.05)		(0.06)	(0.03)
Net Realized and Unrealized Gain	2.65		1.27	2.27
Total from Investment Operations	2.60		1.21	2.24
Distributions from and/or in Excess of:
Net Realized Gain	(0.21)		(0.87)	(1.02)
Net Asset Value, End of Period	$16.38		$13.99	$13.65
Total Return++	18.64%		8.96%	18.35	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$804		$11	$11
Ratio of Expenses to Average Net Assets (1)	0.77	%+^^^	1.17%+	1.18	%+^^*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.28	)%+	(0.42)%+	(0.74	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%	0.00	%§*
Portfolio Turnover Rate	115%		29%	38	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.56%		19.50%	8.44	%*
Net Investment Loss to Average Net Assets	(3.07)%		(18.75)%	(8.00	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.18% for Class IS shares.

^^^  Effective December 7, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.72% for Class IS shares. Prior to December 7, 2015, the maximum ratio was 1.03% for Class IS shares. Prior to January 23, 2015, the maximum ratio was 1.18% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Opportunity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established and emerging companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.

The Portfolio offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Portfolio commenced offering Class C shares and suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

On December 7, 2015, the Portfolio acquired the net assets of the Fund's Opportunity Portfolio ("Opportunity Portfolio"), an open-end investment company. Based on the respective valuations as of the close of business on December 4, 2015, pursuant to a Plan of Reorganization approved by the shareholders of Opportunity Portfolio on November 6, 2015 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by Morgan Stanley Investment Management Inc., (the "Adviser") with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 4,617,804 Class I shares of the Portfolio at a net asset value of $16.69 for 3,034,694 Class I shares of Opportunity Portfolio; 14,414,387 Class A shares of the Portfolio at a net asset value of $16.35 for 9,470,228 Class A shares of Opportunity Portfolio; 2,000,306 Class L shares of the Portfolio at a net asset value of $16.19 for 1,518,730 Class L shares of Opportunity Portfolio; 47,839 Class IS shares of the Portfolio at a net asset value of $16.70 for 31,397 Class IS shares of Opportunity Portfolio. The net assets of Opportunity Portfolio before the Reorganization were approximately $345,930,000, including unrealized appreciation of approximately $141,511,000 at December 4, 2015. The investment portfolio of Opportunity Portfolio, with a fair value of approximately $346,957,000 and identified cost of approximately $205,446,000 on December 4, 2015, was the principal asset acquired by the Portfolio. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from Opportunity Portfolio was carried forward to align ongoing reporting of the Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Portfolio were approximately $246,567,000. Immediately after the Reorganization, the net assets of the Portfolio were approximately $592,513,000.

Upon closing of the Reorganization, shareholders of Opportunity Portfolio received shares of the Portfolio as follows:

Opportunity Portfolio	Global Opportunity Portfolio
Class I	Class I
Class A	Class A
Class L	Class L
Class IS	Class IS

Assuming the acquisition had been completed on January 1, 2015, the beginning of the annual reporting period of the Portfolio, the Portfolio's pro forma results of operations for the year ended December 31, 2015, are as follows:

Net investment income(1)	$3,760,000
Net realized gain and unrealized gain(2)	$61,642,000
Net increase (decrease) in net assets resulting from operations	$65,402,000

(1) Approximately $(671,000) as reported, plus approximately $1,533,000 Opportunity Portfolio prior to the Reorganization, plus approximately $2,898,000 of estimated pro-forma eliminated expenses.

(2) Approximately $40,641,000 as reported, plus approximately $21,001,000 Opportunity Portfolio prior to the Reorganization.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Opportunity Portfolio that have been included in the Portfolio's Statement of Operations since December 7, 2015.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices;

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

(2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Directors or quotes from a broker or dealer; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (8) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Beverages	$—	$10,271		$—		$10,271
Biotechnology	—	14,576		—		14,576
Capital Markets	12,164	9,429		—		21,593
Chemicals	9,139	5,698		—		14,837
Diversified Consumer Services	29,570	—		—		29,570
Electric Utilities	10,223	—		—		10,223
Food & Staples Retailing	—	128		—		128
Food Products	—	19,641		—		19,641
Hotels, Restaurants & Leisure	—	6,751		—		6,751
Information Technology Services	141,058	—		—		141,058
Internet & Catalog Retail	65,064	—		—		65,064
Internet Software & Services	84,817	33,654		—		118,471
Marine	—	9,158		—		9,158
Media	—	28,091		—		28,091
Multi-Utilities	—	—		—	†	—	†
Pharmaceuticals	—	12,786		—		12,786
Road & Rail	—	28,323		—		28,323
Software	3,715	—		—		3,715
Textiles, Apparel & Luxury Goods	—	15,951		—		15,951
Transportation Infrastructure	—	18,214		—		18,214
Total Common Stocks	355,750	212,671		—	†	568,421	†
Preferred Stocks	—	—		14,915		14,915
Convertible Preferred Stock	—	—	@	—		—	@
Participation Notes	—	9,293		—		9,293
Call Option Purchased	—	673		—		673
Short-Term Investment
Investment Company	33,417	—		—		33,417
Total Assets	$389,167	$222,637		$14,915	†	$626,719	†

@  Value is less than $500.

†  Includes one security which is valued at zero.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. At December 31, 2015, the Fund held a security with an approximate value of less than $500 that transferred from Level 3 to Level 2. This security was valued using significant unobservable inputs at December 31, 2014 and was valued using other significant observable inputs at December 31, 2015. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)		Preferred Stocks (000)	Convertible Preferred Stock (000)
Beginning Balance	$—	†	$382	$—	@
Purchases	—		12,909	—
Sales	—		—	—
Amortization of discount	—		—	—
Transfers in	—		—	—
Transfers out	—		—	(—	@)
Corporate actions	—		—	—
Change in unrealized appreciation (depreciation)	—		1,624	—	@
Realized gains (losses)	—		—	—
Ending Balance	$—	†	$14,915	$—
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2015	$—		$1,624	$—	@

@  Value is less than $500.

†  Includes one security which is valued at zero.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2015. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at December 31, 2015 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Electronic Equipment, Instruments & Components
Preferred Stock	$3,175	Market Transaction Method	Precedent Transaction	$23.03		$23.03		$23.03		Increase
Internet & Catalog Retail
Preferred Stocks	$3,275	Market Transaction Method	Precedent Transaction	$93.09		$93.09		$93.09		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.0%		18.0%		17.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	11.1	x	17.9	x	17.9	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
	$233	Discounted Cash Flow	Weighted Average Cost of Capital	17.0%		19.0%		18.0%		Decrease
			Perpetual Growth Rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	3.1	x	5.2	x	3.1	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
	$8,232	Market Transaction Method	Precedent Transaction	$48.77		$48.77		$48.77		Increase

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: With respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2015.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Call Options Purchased	Investments, at Value (Call Options Purchased)	Currency Risk	$673	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2015 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$(17	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$519	(c)

(c) Amounts are included in Investments in the Statement of Operations.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

At December 31, 2015, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Call Options Purchased	$673	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$673	$—	$(673)	$0

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2015, the approximate average monthly amount outstanding for each derivative type is as follows:

Call Options Purchased:
Average monthly notional amount	10,949,000

5.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

6.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.90%	0.85%	0.80%

Effective March 2, 2015, the Portfolio's annual rate based on the daily net assets was reduced and is as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2015, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.57% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25% for Class I shares, 1.60% for Class A shares, 1.65% for Class L shares and 1.18% for Class IS shares. Effective January 23, 2015, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses will not exceed 1.10% for Class I shares, 1.45% for Class A shares, 1.50% for Class L shares, 2.20% for Class C shares (effective April 30, 2015) and 1.03% for Class IS shares. Effective December 7, 2015, the Adviser has agreed to reduced its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expense will not exceed 0.81% for Class I shares, 1.23% for Class A shares and 0.72% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2015, approximately $289,000 of advisory fees were waived and approximately $2,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pur-

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

suant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares. The Distributor has agreed to waive for at least one year the 12b-1 fees on Class L shares of the Portfolio to the extent it exceeds 0.30% of the average daily net assets of such shares on an annualized basis. For the year ended December 31, 2015, this waiver amounted to approximately $22,000.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $396,172,000 and $143,281,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2015, advisory fees paid were reduced by approximately $8,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2015 (000)
$619	$227,049	$194,251	$19	$33,417

During the year ended December 31, 2015, the Portfolio incurred approximately $7,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$3	$2,247	$160	$1,020

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, a net operating loss and merger adjustments, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Accumulated Net Investment Loss (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$662	$209	$(871)

At December 31, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$41,756

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2015, the Portfolio deferred to January 1, 2016 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$—	$1,260

I. Other: At December 31, 2015, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 22.1%.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Opportunity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Opportunity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Opportunity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2016

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2015. For corporate shareholders, 18.4% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $2,247,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2015. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $3,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

37

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2016 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGOANN
1407527 EXP. 02.28.17

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Infrastructure Portfolio

(formerly Select Global Infrastructure Portfolio)

Annual Report

December 31, 2015

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	27
Federal Tax Notice	28
U.S. Privacy Policy	29
Director and Officer Information	32

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Infrastructure Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon

President and Principal Executive Officer

January 2016

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Expense Example (unaudited)

Global Infrastructure Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Infrastructure Portfolio Class I	$1,000.00	$878.70	$1,021.07	$3.88	$4.18	0.82%
Global Infrastructure Portfolio Class A	1,000.00	877.40	1,019.61	5.25	5.65	1.11
Global Infrastructure Portfolio Class L	1,000.00	875.30	1,016.74	7.94	8.54	1.68
Global Infrastructure Portfolio Class C	1,000.00	873.90	1,015.27	9.30	10.01	1.97
Global Infrastructure Portfolio Class IS	1,000.00	878.00	1,020.97	3.98	4.28	0.84

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited)

Global Infrastructure Portfolio

The Portfolio seeks to provide both capital appreciation and income.

Performance

For the year ended December 31, 2015, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –13.90%, net of fees. The Portfolio's Class I shares outperformed the Portfolio's benchmark, the Dow Jones Brookfield Global Infrastructure IndexSM (the "Index"), which returned –14.40%, but underperformed the S&P Global BMI Index, a proxy for global equities, which returned –1.58%.

Factors Affecting Performance

•  Infrastructure shares meaningfully declined 14.40% during the period, as measured by the Index. Among the major infrastructure sectors, the toll roads, gas distribution utilities, European regulated utilities, communications, and electricity transmission & distribution sectors outperformed the Index, while gas midstream and pipeline companies underperformed the Index. Among sectors with more modest benchmark weightings, the airports, water, and diversified sectors outperformed, while the ports sector underperformed.

•  The favorable performance achieved by global listed infrastructure securities over the last few years reversed in 2015, marked by greater volatility within certain sectors, most notably those related to energy infrastructure (i.e., gas midstream and pipeline companies). Macro considerations also provided a headwind in 2015.

•  Infrastructure shares ended the year on a difficult note, with significant losses in energy infrastructure providing a headwind for the asset class as a whole. Much of this decline was the result of ongoing weakness in crude prices, which highlighted the possibility of reduced growth opportunities and/or lower cash flows for some (but not all) energy infrastructure companies. This was exacerbated by concerns over some companies' ability to access attractive external capital markets funding. As a result of the ongoing decline in energy infrastructure share prices and the resultant high cost of capital, external equity capital markets funding has closed for most energy infrastructure companies over the near term. Increasingly, investors are questioning whether certain companies require a dividend cut to fund growth internally.

•  On a more positive note, outside of energy infrastructure we witnessed a relatively benign fundamental environment at the end of the year, with traffic/volume trends for most traditional transportation infrastructure companies continuing their healthy single-digit growth rates and utilities observing positive regulatory developments in a number of jurisdictions. In the U.S., utility performance exhibited considerable resilience despite the Federal Reserve's (Fed) decision to raise the fed funds rate by 25 basis points, underscoring our view that investors have already priced in higher interest rate levels than the current market.

•  For the reporting period, the Portfolio realized outperformance from both bottom-up stock selection and top-down positioning. From a bottom-up perspective, the Portfolio benefited from favorable stock selection in the toll roads, gas midstream, and communications sectors, which was partially offset by negative results from stock selection in the pipeline companies and airports sectors. From a top-down perspective, the Portfolio benefited from an underweight to gas midstream and overweights to toll roads, water, and communications. This was partially offset by relative losses from underweights to European regulated utilities, gas distribution utilities, and electricity transmission & distribution, as well as overweights to pipeline companies and power purchase agreement (PPA)-contracted renewables.

Management Strategies

•  We remain committed to our core investment philosophy as an infrastructure value investor. As value-oriented, bottom-up driven investors, our investment perspective is that over the medium and long term, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values. Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between owning infrastructure in the private versus public markets becomes compelling. In aiming to

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited) (cont'd)

Global Infrastructure Portfolio

achieve core infrastructure exposure in a cost effective manner, we invest in equity securities of publicly listed infrastructure companies we believe offer the best value relative to their underlying infrastructure value and Net Asset Value growth prospects.

•  Our research currently leads us to an overweighting in the Portfolio to a group of companies in the pipeline companies, toll roads, diversified, water, and communications sectors, and an underweighting to companies in the gas midstream, European regulated utilities, gas distribution utilities, electricity transmission & distribution, airports, and ports sectors. In addition, we have out-of-benchmark positions in PPA-contracted renewables and railroads, both of which we deem appropriate infrastructure investments under our definition of core infrastructure.

•  The year ending December 31, 2015 was a disappointing one for global infrastructure securities. While we believe some of the volatility exhibited in 2015 is likely to carry into 2016, driven in large part by broad macro concerns that have yet to resolve themselves (direction of interest rates, currencies, commodity prices, credit market liquidity, global economic growth trajectory more broadly and more specifically relating to China), we view the current period as a potentially attractive entry point for medium- to long-term investors. In a number of sectors, we are able to own companies at meaningful discounts to intrinsic value, translating to high single-digit to low double-digit equity internal rates of return well in excess of companies' cost of capital. Furthermore, for a growing number of companies, assets are trading below core value and may offer double-digit returns through income (i.e., the dividend yield) on existing assets alone. As a result, even without meaningful capital appreciation in 2016, the return of stability to equity market share prices has the potential to produce solid infrastructure returns. We are encouraged by the level of value in infrastructure securities today.

*  Minimum Investment for Class I shares

**  Commenced Operations on September 20, 2010.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based on their different inception dates and will be impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited) (cont'd)

Global Infrastructure Portfolio

Performance Compared to the Dow Jones Brookfield Global Infrastructure IndexSM(1) and the S&P Global BMI Index(2)

	Period Ended December 31, 2015 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	–13.90%	9.93%	—	10.39%
Portfolio — Class A Shares w/o sales charges(4)	–14.08	9.64	—	10.09
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	–18.58	8.46	—	8.98
Portfolio — Class L Shares w/o sales charges(4)	–14.64	9.05	—	9.50
Portfolio — Class C Shares w/o sales charges(6)	—	—	—	–17.62
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(6)	—	—	—	–18.41
Portfolio — Class IS Shares w/o sales charges(5)	–13.96	—	—	3.74
Dow Jones Brookfield Global Infrastructure IndexSM	–14.40	8.78	—	9.51
S&P Global BMI Index	–1.58	6.63	—	8.35

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,000 index members representing 25 developed and 22 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on September 20, 2010.

(5)  Commenced offering on September 13, 2013.

(6)  Commenced offering on April 30, 2015.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments

Global Infrastructure Portfolio

	Shares	Value (000)
Common Stocks (96.9%)
Australia (3.7%)
Macquarie Atlas Roads Group	1,048,715	$3,086
Sydney Airport	488,056	2,246
Transurban Group	852,950	6,476
		11,808
Brazil (1.7%)
Arteris SA	1,799,500	4,389
CCR SA	366,840	1,156
		5,545
Canada (14.9%)
Enbridge, Inc.	724,769	24,094
Hydro One Ltd. (a)(b)(c)	152,404	2,455
Inter Pipeline Ltd. (a)	298,768	4,796
Pembina Pipeline Corp. (a)	161,742	3,524
TransCanada Corp. (a)	389,141	12,709
		47,578
China (5.8%)
China Everbright International Ltd. (d)	2,248,000	2,867
Guangdong Investment Ltd. (d)	5,454,000	7,712
Hopewell Highway Infrastructure Ltd. (d)	16,901,000	8,145
		18,724
France (4.1%)
Aeroports de Paris	1,730	200
Eutelsat Communications SA	78,551	2,346
Groupe Eurotunnel SE	13,110	163
SES SA	101,561	2,815
Vinci SA	117,620	7,543
		13,067
Italy (1.0%)
Atlantia SpA	122,876	3,255
Japan (1.1%)
Tokyo Gas Co., Ltd.	758,000	3,561
Mexico (0.3%)
Infraestructura Energetica Nova SAB de CV	197,246	824
Spain (4.7%)
Abertis Infraestructuras SA	66,830	1,042
Ferrovial SA	192,258	4,339
Saeta Yield SA	1,047,521	9,764
		15,145
Switzerland (1.0%)
Flughafen Zuerich AG (Registered)	4,379	3,285
United Kingdom (12.8%)
John Laing Group PLC (c)	3,358,341	10,393
National Grid PLC	1,397,389	19,220
Pennon Group PLC	266,461	3,380
Severn Trent PLC	115,810	3,714
United Utilities Group PLC	298,522	4,114
		40,821
	Shares	Value (000)
United States (45.8%)
American Tower Corp. REIT	228,840	$22,186
American Water Works Co., Inc.	54,420	3,252
Atmos Energy Corp.	102,012	6,431
CenterPoint Energy, Inc.	76,322	1,401
Cheniere Energy, Inc. (b)	68,251	2,542
Columbia Pipeline Group, Inc.	114,884	2,298
Crown Castle International Corp. REIT	159,475	13,787
Enbridge Energy Management LLC (b)	545,229	12,175
Eversource Energy	119,461	6,101
ITC Holdings Corp.	89,119	3,498
Kinder Morgan, Inc.	295,401	4,407
NiSource, Inc.	265,614	5,182
ONEOK, Inc. (a)	39,410	972
Pattern Energy Group, Inc.	734,349	15,355
PG&E Corp.	262,886	13,983
SBA Communications Corp., Class A (b)	50,130	5,267
SemGroup Corp., Class A	25,544	737
Sempra Energy	138,385	13,010
Spectra Energy Corp.	328,452	7,863
Targa Resources Corp.	19,850	537
Union Pacific Corp.	23,730	1,856
Williams Cos., Inc. (The)	137,723	3,539
		146,379
Total Common Stocks (Cost $287,957)		309,992
Short-Term Investments (9.8%)
Securities held as Collateral on Loaned Securities (6.6%)
Investment Company (5.6%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	17,923,316	17,923
	Face Amount (000)
Repurchase Agreements (1.0%)
Barclays Capital, Inc., (0.32%, dated 12/31/15, due 1/4/16; proceeds $773; fully collateralized by a U.S. Government obligation; 2.00% due 11/30/22; valued at $788)	$773	773
Merrill Lynch & Co., Inc., (0.31%, dated 12/31/15, due 1/4/16; proceeds $2,246; fully collateralized by a U.S. Government agency security; 4.00% due 11/20/45; valued at $2,291)	2,246	2,246
		3,019
Total Securities held as Collateral on Loaned Securities (Cost $20,942)		20,942

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Global Infrastructure Portfolio

	Shares	Value (000)
Investment Company (3.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $10,239)	10,238,901	$10,239
Total Short-Term Investments (Cost $31,181)		31,181
Total Investments (106.7%) (Cost $319,138) Including $20,082 of Securities Loaned (e)(f)		341,173
Liabilities in Excess of Other Assets (–6.7%)		(21,381)
Net Assets (100.0%)		$319,792

(a)  All or a portion of this security was on loan at December 31, 2015.

(b)  Non-income producing security.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Security trades on the Hong Kong exchange.

(e)  The approximate fair value and percentage of net assets, $115,211,000 and 36.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(f)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $324,750,000. The aggregate gross unrealized appreciation is approximately $37,983,000 and the aggregate gross unrealized depreciation is approximately $21,560,000 resulting in net unrealized appreciation of approximately $16,423,000.

Portfolio Composition*

Classification	Percentage of Total Investments
Oil & Gas Storage & Transportation	34.1%
Communications	14.5
Electricity Transmission & Distribution	14.1
Toll Roads	11.0
PPA Contracted Renewables	7.9
Water	7.8
Other**	5.6
Diversified	5.0
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2015.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Infrastructure Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $290,976)	$313,011
Investments in Securities of Affiliated Issuer, at Value (Cost $28,162)	28,162
Total Investments in Securities, at Value (Cost $319,138)	341,173
Foreign Currency, at Value (Cost $377)	374
Dividends Receivable	1,301
Receivable for Investments Sold	938
Receivable for Portfolio Shares Sold	235
Tax Reclaim Receivable	57
Receivable from Affiliate	1
Other Assets	58
Total Assets	344,137
Liabilities:
Collateral on Securities Loaned, at Value	20,942
Payable for Investments Purchased	1,428
Payable for Portfolio Shares Redeemed	1,042
Payable for Advisory Fees	555
Payable for Sub Transfer Agency Fees — Class I	1
Payable for Sub Transfer Agency Fees — Class A	122
Payable for Sub Transfer Agency Fees — Class L	4
Payable for Shareholder Services Fees — Class A	57
Payable for Distribution and Shareholder Services Fees — Class L	4
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Custodian Fees	33
Payable for Administration Fees	22
Payable for Professional Fees	21
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	16
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Other Liabilities	96
Total Liabilities	24,345
Net Assets	$319,792
Net Assets Consist Of:
Paid-in-Capital	$308,290
Distributions in Excess of Net Investment Income	(190)
Distributions in Excess of Net Realized Gain	(10,325)
Unrealized Appreciation (Depreciation) on:
Investments	22,035
Foreign Currency Translations	(18)
Net Assets	$319,792

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Infrastructure Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2015 (000)
CLASS I:
Net Assets	$47,878
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,802,982
Net Asset Value, Offering and Redemption Price Per Share	$12.59
CLASS A:
Net Assets	$263,702
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	20,994,896
Net Asset Value, Redemption Price Per Share	$12.56
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.70
Maximum Offering Price Per Share	$13.26
CLASS L:
Net Assets	$5,529
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	441,710
Net Asset Value, Offering and Redemption Price Per Share	$12.52
CLASS C:
Net Assets	$516
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	41,374
Net Asset Value, Offering and Redemption Price Per Share	$12.47
CLASS IS:
Net Assets	$2,167
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	172,239
Net Asset Value, Offering and Redemption Price Per Share	$12.58
(1) Including: Securities on Loan, at Value:	$20,082

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Infrastructure Portfolio

Statement of Operations	Year Ended December 31, 2015 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $506 of Foreign Taxes Withheld)	$11,261
Income from Securities Loaned — Net	163
Dividends from Security of Affiliated Issuer (Note G)	3
Total Investment Income	11,427
Expenses:
Advisory Fees (Note B)	2,581
Shareholder Services Fees — Class A (Note D)	616
Distribution and Shareholder Services Fees — Class L (Note D)	41
Distribution and Shareholder Services Fees — Class C (Note D)	4
Administration Fees (Note C)	243
Sub Transfer Agency Fees — Class I	5
Sub Transfer Agency Fees — Class A	151
Sub Transfer Agency Fees — Class L	6
Sub Transfer Agency Fees — Class C	— @
Custodian Fees (Note F)	110
Registration Fees	64
Professional Fees	56
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	47
Transfer Agency Fees — Class L (Note E)	3
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	2
Shareholder Reporting Fees	46
Directors' Fees and Expenses	13
Pricing Fees	7
Other Expenses	14
Total Expenses	4,012
Waiver of Advisory Fees (Note B)	(547)
Reimbursement of Class Specific Expenses — Class I (Note B)	(9)
Reimbursement of Class Specific Expenses — Class A (Note B)	(147)
Reimbursement of Class Specific Expenses — Class L (Note B)	(4)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(3)
Net Expenses	3,299
Net Investment Income	8,128
Realized Loss:
Investments Sold	(1,538)
Foreign Currency Transactions	(57)
Net Realized Loss	(1,595)
Change in Unrealized Appreciation (Depreciation):
Investments	(64,016)
Foreign Currency Translations	(17)
Net Change in Unrealized Appreciation (Depreciation)	(64,033)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(65,628)
Net Decrease in Net Assets Resulting from Operations	$(57,500)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Infrastructure Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$8,128	$836
Net Realized Gain (Loss)	(1,595)	3,542
Net Change in Unrealized Appreciation (Depreciation)	(64,033)	1,321
Net Increase (Decrease) in Net Assets Resulting from Operations	(57,500)	5,699
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,297)	(542)
Net Realized Gain	(1,192)	(1,898)
Paid-in-Capital	(18)	—
Class A:
Net Investment Income	(6,564)	(251)
Net Realized Gain	(6,710)	(965)
Paid-in-Capital	(101)	—
Class L:
Net Investment Income	(110)	(6)
Net Realized Gain	(145)	(46)
Paid-in-Capital	(2)	—
Class C:
Net Investment Income	(16)	—
Net Realized Gain	(16)	—
Paid-in-Capital	(— @)	—
Class IS:
Net Investment Income	(49)	(— @)
Net Realized Gain	(39)	(1)
Paid-in-Capital	(1)	—
Total Distributions	(16,260)	(3,709)
Capital Share Transactions:(1)
Class I:
Subscribed	24,423	13,096
Issued due to a tax-free reorganization	4,898	—
Distributions Reinvested	1,825	1,454
Redeemed	(13,168)	(2,618)
Class A:
Subscribed	4,487	24,454
Issued due to a tax-free reorganization	340,098	—
Distributions Reinvested	13,073	1,197
Redeemed	(53,249)	(8,386)
Class L:
Subscribed	234	723
Issued due to a tax-free reorganization	6,284	—
Distributions Reinvested	243	44
Redeemed	(1,039)	(253)
Class C:
Subscribed	844 *	—
Distributions Reinvested	31 *	—
Redeemed	(220)*	—
Class IS:
Subscribed	2,328	—
Distributions Reinvested	89	—
Redeemed	(47)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	331,134	29,711
Total Increase in Net Assets	257,374	31,701
Net Assets:
Beginning of Period	62,418	30,717
End of Period (Including Distributions in Excess of Net Investment Income and Accumulated Undistributed Net Investment Income of $(190) and $9)	$319,792	$62,418

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Infrastructure Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2015 (000)	Year Ended December 31,2014 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,627	845
Shares Issued due to a tax-free reorganization	316	—
Shares Issued on Distributions Reinvested	144	98
Shares Redeemed	(911)	(170)
Net Increase in Class I Shares Outstanding	1,176	773
Class A:
Shares Subscribed	293	1,547
Shares Issued due to a tax-free reorganization	22,027	—
Shares Issued on Distributions Reinvested	1,031	81
Shares Redeemed	(3,710)	(535)
Net Increase in Class A Shares Outstanding	19,641	1,093
Class L:
Shares Subscribed	15	46
Shares Issued due to a tax-free reorganization	409	—
Shares Issued on Distributions Reinvested	19	3
Shares Redeemed	(74)	(17)
Net Increase in Class L Shares Outstanding	369	32
Class C:
Shares Subscribed	57 *	—
Shares Issued on Distributions Reinvested	2 *	—
Shares Redeemed	(18)*	—
Net Increase in Class C Shares Outstanding	41	—
Class IS:
Shares Subscribed	168	—
Shares Issued on Distributions Reinvested	7	—
Shares Redeemed	(3)	—
Net Increase in Class IS Shares Outstanding	172	—

@  Amount is less than $500.

*  For the period April 30, 2015 through December 31, 2015.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Infrastructure Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$15.41	$14.26	$12.91	$11.50	$10.40
Income (Loss) from Investment Operations:
Net Investment Income†	0.40	0.28	0.26	0.27	0.23
Net Realized and Unrealized Gain (Loss)	(2.54)	1.87	2.00	1.82	1.42
Total from Investment Operations	(2.14)	2.15	2.26	2.09	1.65
Distributions from and/or in Excess of:
Net Investment Income	(0.35)	(0.22)	(0.25)	(0.26)	(0.22)
Net Realized Gain	(0.32)	(0.78)	(0.66)	(0.42)	(0.33)
Paid-in-Capital	(0.01)	—	—	—	—
Total Distributions	(0.68)	(1.00)	(0.91)	(0.68)	(0.55)
Net Asset Value, End of Period	$12.59	$15.41	$14.26	$12.91	$11.50
Total Return++	(13.90)%	15.38%	17.91%	18.21%	15.95%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$47,878	$40,477	$26,428	$15,707	$12,589
Ratio of Expenses to Average Net Assets (1)	0.88%+^	1.08%+	1.12%+	1.15%+	1.15%+
Ratio of Net Investment Income to Average Net Assets (1)	2.70%+	1.82%+	1.87%+	2.18%+	2.09%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.01%	0.00%§	0.00%§
Portfolio Turnover Rate	48%	40%	30%	33%	51%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.10%	1.42%	2.04%	2.39%	2.93%
Net Investment Income to Average Net Assets	2.48%	1.48%	0.95%	0.94%	0.31%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective March 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.87% for Class I Shares. Prior to March 30, 2015, the maximum ratio was 1.15% for Class I Shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Infrastructure Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$15.38	$14.25	$12.90	$11.50	$10.40
Income (Loss) from Investment Operations:
Net Investment Income†	0.39	0.24	0.26	0.24	0.21
Net Realized and Unrealized Gain (Loss)	(2.56)	1.86	1.97	1.80	1.41
Total from Investment Operations	(2.17)	2.10	2.23	2.04	1.62
Distributions from and/or in Excess of:
Net Investment Income	(0.32)	(0.19)	(0.22)	(0.22)	(0.19)
Net Realized Gain	(0.32)	(0.78)	(0.66)	(0.42)	(0.33)
Paid-in-Capital	(0.01)	—	—	—	—
Total Distributions	(0.65)	(0.97)	(0.88)	(0.64)	(0.52)
Net Asset Value, End of Period	$12.56	$15.38	$14.25	$12.90	$11.50
Total Return++	(14.08)%	14.94%	17.69%	17.85%	15.67%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$263,702	$20,815	$3,706	$129	$115
Ratio of Expenses to Average Net Assets (1)	1.12%^^	1.42%+	1.37%+^	1.40%+	1.40%+
Ratio of Net Investment Income to Average Net Assets (1)	2.67%+	1.53%+	1.81%+	1.93%+	1.84%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.01%	0.00%§	0.00%§
Portfolio Turnover Rate	48%	40%	30%	33%	51%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.35%	1.76%	2.43%	2.64%	3.18%
Net Investment Income to Average Net Assets	2.44%	1.19%	0.75%	0.69%	0.06%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.50% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.40% for Class A shares.

^^  Effective March 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.11% for Class A Shares. Prior to March 30, 2015, the maximum ratio was 1.50% for Class A Shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Infrastructure Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2015		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$15.34		$14.22	$12.90	$11.50	$10.40
Income (Loss) from Investment Operations:
Net Investment Income†	0.30		0.14	0.16	0.18	0.15
Net Realized and Unrealized Gain (Loss)	(2.55)		1.87	1.98	1.80	1.42
Total from Investment Operations	(2.25)		2.01	2.14	1.98	1.57
Distributions from and/or in Excess of:
Net Investment Income	(0.24)		(0.11)	(0.16)	(0.16)	(0.14)
Net Realized Gain	(0.32)		(0.78)	(0.66)	(0.42)	(0.33)
Paid-in-Capital	(0.01)		—	—	—	—
Total Distributions	(0.57)		(0.89)	(0.82)	(0.58)	(0.47)
Net Asset Value, End of Period	$12.52		$15.34	$14.22	$12.90	$11.50
Total Return++	(14.64)%		14.35%	16.98%	17.31%	15.12%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,529		$1,115	$573	$129	$115
Ratio of Expenses to Average Net Assets (1)	1.69	%+^^	2.00%+	1.93%+^	1.90%+	1.90%+
Ratio of Net Investment Income to Average Net Assets (1)	2.06	%+	0.91%+	1.16%+	1.43%+	1.34%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00%§	0.00%§	0.00%§
Portfolio Turnover Rate	48%		40%	30%	33%	51%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.95%		2.41%	2.86%	3.14%	3.68%
Net Investment Income (Loss) to Average Net Assets	1.80%		0.50%	0.23%	0.19%	(0.44)%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.00% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.90% for Class L shares.

^^  Effective March 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.68% for Class L Shares. Prior to March 30, 2015, the maximum ratio was 2.00% for Class L Shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Infrastructure Portfolio

Class C
Selected Per Share Data and Ratios	Period from April 30, 2015^ to December 31, 2015
Net Asset Value, Beginning of Period	$15.87
Income (Loss) from Investment Operations:
Net Investment Income†	0.17
Net Realized and Unrealized Loss	(2.97)
Total from Investment Operations	(2.80)
Distributions from and/or in Excess of:
Net Investment Income	(0.27)
Net Realized Gain	(0.32)
Paid-in-Capital	(0.01)
Total Distributions	(0.60)
Net Asset Value, End of Period	$12.47
Total Return++	(17.62)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$516
Ratio of Expenses to Average Net Assets (1)	1.97%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.81%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§*
Portfolio Turnover Rate	48%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average	2.34%*
Net Investment Income to Average Net Assets	1.44%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Infrastructure Portfolio

	Class IS
	Year Ended December 31,			Period from September 13, 2013^ to
Selected Per Share Data and Ratios	2015		2014	December 31, 2013
Net Asset Value, Beginning of Period	$15.41		$14.26	$13.73
Income (Loss) from Investment Operations:
Net Investment Income†	0.53		0.28	0.09
Net Realized and Unrealized Gain (Loss)	(2.68)		1.87	1.20
Total from Investment Operations	(2.15)		2.15	1.29
Distributions from and/or in Excess of:
Net Investment Income	(0.35)		(0.22)	(0.25)
Net Realized Gain	(0.32)		(0.78)	(0.51)
Paid-in-Capital	(0.01)		—	—
Total Distributions	(0.68)		(1.00)	(0.76)
Net Asset Value, End of Period	$12.58		$15.41	$14.26
Total Return++	(13.96)%		15.38%	9.60	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,167		$11	$10
Ratio of Expenses to Average Net Assets (1)	0.84	%+^^	1.08%+	1.07	%+^*
Ratio of Net Investment Income to Average Net Assets (1)	3.91	%+	1.79%+	2.13	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.01	%*
Portfolio Turnover Rate	48%		40%	30	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	1.41%		18.56%	7.27	%*
Net Investment Income (Loss) to Average Net Assets	3.34%		(15.69)%	(4.07	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.08% for Class IS shares.

^^  Effective March 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.84% for Class IS Shares. Prior to March 30, 2015, the maximum ratio was 1.08% for Class IS Share.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Infrastructure Portfolio (name changed on March 30, 2015, formerly Select Global Infrastructure Portfolio). The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek to provide both capital appreciation and income by investing primarily in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. Using internal proprietary research, the Adviser seeks to identify public infrastructure companies that are believed to offer the best value relative to their underlying assets and growth prospects.

The Portfolio offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Portfolio commenced offering Class C shares and suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

On March 30, 2015, the Portfolio acquired the net assets of Morgan Stanley Global Infrastructure Fund ("Global Infrastructure Fund"), an open-end investment company, based on the respective valuations as of the close of business on March 27, 2015, pursuant to a Plan of Reorganization approved by the shareholders of Global Infrastructure Fund on February 27, 2015 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by the Adviser with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 316,431 Class I shares of the Portfolio at a net asset value of $15.48 for 679,771 Class I shares of Global Infrastructure Fund; 22,027,075 Class A shares of the Portfolio at a net asset value of $15.44 for 12,300,653 Class A shares, 152,892 Class B shares and 33,435,791 Class Q shares of Global Infrastructure Fund; 408,846 Class L shares of the Portfolio at a net asset value of $15.37 for 848,685 Class L shares of Global Infrastructure Fund; The net assets of Global Infrastructure Fund before the Reorganization were approximately

$351,280,000, including unrealized appreciation of approximately $79,957,000 at March 27, 2015. The investment portfolio of Global Infrastructure Fund, with a fair value of approximately $350,947,000 and identified cost of approximately $270,989,000 on March 27, 2015, was the principal asset acquired by the Portfolio. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from Global Infrastructure Fund was carried forward to align ongoing reporting of the Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Portfolio were approximately $67,309,000. Immediately after the Reorganization, the net assets of the Portfolio were approximately $418,700,000.

Upon closing of the Reorganization, shareholders of Global Infrastructure Fund received shares of the Portfolio as follows:

Global Infrastructure Fund	MSIF Global Infrastructure Portfolio
Class I	Class I
Class A	Class A
Class B	Class A
Class Q	Class A
Class L	Class L

Assuming the acquisition had been completed on January 1, 2015, the beginning of the annual reporting period of the Portfolio, the Portfolio's pro forma results of operations for the period ended December 31, 2015, are as follows:

Net investment income(1)	$11,286,000
Net realized gain and unrealized gain/loss(2)	$(52,825,000)
Net increase (decrease) in net assets resulting from operations	$41,539,000

(1) Approximately $8,128,000 as reported, plus approximately $2,099,000 Global Infrastructure Fund prior to the Reorganization, plus approximately $1,059,000 of estimated pro-forma eliminated expenses.

(2) Approximately $(65,628,000) as reported, plus approximately $12,803,000 Global Infrastructure Fund prior to the Reorganization.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Global Infrastructure Fund that have been included in the Portfolio's Statement of Operations since March 30, 2015.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airports	$—	$5,731	$—	$5,731
Communications	41,240	5,161	—	46,401
Diversified	1,401	14,732	—	16,133
Electricity Transmission & Distribution	26,037	19,220	—	45,257
Oil & Gas Storage & Transportation	105,640	3,561	—	109,201
PPA Contracted Renewables	15,355	9,764	—	25,119
Railroads	1,856	—	—	1,856
Toll Roads	—	35,255	—	35,255
Water	3,252	21,787	—	25,039
Total Common Stocks	194,781	115,211	—	309,992
Short-Term Investments
Investment Companies	28,162	—	—	28,162
Repurchase Agreements	—	3,019	—	3,019
Total Short-Term Investments	28,162	3,019	—	31,181
Total Assets	$222,943	$118,230	$—	$341,173

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2015, the Portfolio did not have any investments transfer between investment levels.

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$20,082	(a)	$—	$(20,082	)(b)(c)	$0

(a) Represents market value of loaned securities at period end.

(b) The Portfolio received cash collateral of approximately $20,942,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $20,000 in the form of U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures". ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$20,942	$—	$—	$—	$20,942
Total Borrowings	$20,942	$—	$—	$—	$20,942
Gross amount of recognized liabilities for securities lending transactions					$20,942
6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.85% of the daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.15% for Class I shares, 1.50% for Class A shares, 2.00% for Class L shares and 1.08% for Class IS shares. Effective March 30, 2015, pursuant to the Reorganization, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses will not exceed 0.87% for Class I shares, 1.11% for Class A shares, 1.68% for Class L shares, 1.97% for Class C (effective April 30, 2015) shares and 0.84% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2015, approximately $547,000 of advisory fees were waived and approximately $163,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-

Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Advisers and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $141,567,000 and $167,455,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2015, advisory fees paid were reduced by approximately $3,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2015 (000)
$9,409	$116,925	$98,172	$3	$28,162

During the year ended December 31, 2015, the Portfolio incurred approximately $2,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator, Sub-Advisers and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2015 and 2014 was as follows:

2015 Distributions Paid From:			2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Paid-in- Capital (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$7,533	$8,605	$122	$941	$2,768

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, capital gain distributions from real estate investment trusts, a dividend redesignation and merger adjustments, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Distributions in Excess of Net Investment Income (000)	Distributions in Excess of Net Realized Gain (000)	Paid-in-Capital (000)
$(291)	$(1,679)	$1,970

At December 31, 2015, the Portfolio had no distributable earnings on a tax basis.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2015, the Portfolio deferred to January 1, 2016 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$17	$4,713

I. Other: At December 31, 2015, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 60.3%.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Infrastructure Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Infrastructure Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Infrastructure Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2016

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2015. For corporate shareholders, 41.9% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $8,605,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2015. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $6,675,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $160,000, and has derived income from sources within foreign countries amounting to approximately $6,324,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

36

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2016 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFISGIANN
1406252 EXP. 02.28.17

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Advantage Portfolio

Annual Report

December 31, 2015

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	12
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	24
Federal Tax Notice	25
U.S. Privacy Policy	26
Director and Officer Information	29

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Advantage Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2016

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Expense Example (unaudited)

Global Advantage Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Advantage Portfolio Class I	$1,000.00	$988.80	$1,019.71	$5.46	$5.55	1.09%
Global Advantage Portfolio Class A	1,000.00	986.60	1,017.95	7.21	7.32	1.44
Global Advantage Portfolio Class L	1,000.00	984.90	1,015.43	9.71	9.86	1.94
Global Advantage Portfolio Class C	1,000.00	984.00	1,014.17	10.95	11.12	2.19

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited)

Global Advantage Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2015, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 3.85%, net of fees. The Portfolio's Class I shares outperformed the Portfolio's benchmark, the MSCI All Country World Index (the "Index"), which returned –2.36%.

Factors Affecting Performance

•  Global equity markets were slightly down for the 12-month period. A backdrop of weak global economic growth, intensifying concerns about China's slowdown, shifting sentiment about central bank policies and a sustained decline in commodity prices weighed on the markets throughout the year. On a regional basis, Japan's 9.6% gain outperformed the S&P 500 Index's flat return of 1.4% and Europe's modest 2.8% decline, while emerging market equities suffered a double-digit loss, down 14.9% (as measured by the MSCI Japan Index, MSCI Europe Index and MSCI Emerging Markets Index, respectively).

•  The consumer discretionary sector contributed nearly all of the Portfolio's outperformance relative to the Index during this period. Performance was led by a holding in an U.S.-based online retail and cloud computing leader. The company reported strong quarterly results, with revenue and profit growth in both its core retail business and its web services business ahead of Wall Street expectations. Given its brand and scale competitive advantages, we believe the company is well positioned to continue gaining market share.

•  The Portfolio's lack of exposure to the energy sector added a small gain to relative performance. Energy was the worst-performing sector in the Index.

•  Stock selection in the health care sector was disadvantageous to performance during the period. A Canada-based specialty drug maker led the group lower, as its shares were plagued by growing drug pricing scrutiny across the industry, which we believe has largely been a function of a more politically sensitive environment ahead of the 2016 U.S. presidential elections. During October, the shares declined further due to allegations regarding its relationships and business practices with specialty pharmacies. We eliminated the position during the month, due to our assessment of the relative risk/reward profile.

•  The consumer staples sector was a detractor, driven primarily by unfavorable stock selection. A position in a U.S.-based leading single-serve coffee provider was the biggest drag on results in the sector. The company's poor execution around the launch of its 2.0 coffee brewer resulted in weaker-than-expected fundamentals, and both the price point and timeline to launch its new cold beverage system had also disappointed investors. Although the shares spiked in early December on news that the company agreed to be acquired by a privately held company at an 80 percent premium, the stock detracted from performance for the period overall.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for franchises with strong name recognition and sustainable competitive advantages. We typically favor companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers, as was the case during this reporting period. Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio; accordingly, we have had very little turnover in the Portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited) (cont'd)

Global Advantage Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2010.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and C shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the MSCI All Country World Index(1) and the Lipper Global Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2015 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	3.85%	10.85%	—	10.86%
Portfolio — Class A Shares w/o sales charges(4)	3.40	10.51	—	10.51
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	–2.00	9.33	—	9.34
Portfolio — Class L Shares w/o sales charges(4)	2.96	9.97	—	9.97
Portfolio — Class C Shares w/o sales charges(5)	—	—	—	–2.94
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(5)	—	—	—	–3.84
MSCI All Country World Index	–2.36	6.09	—	6.21
Lipper Global Multi-Cap Growth Funds Index	0.44	5.93	—	6.04

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in expenses.

(1)  The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. It is not possible to invest directly in an index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 28, 2010.

(5)  Commenced offering on April 30, 2015.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments

Global Advantage Portfolio

	Shares	Value (000)
Common Stocks (95.1%)
Brazil (1.1%)
MercadoLibre, Inc.	520	$60
China (4.2%)
Alibaba Group Holding Ltd. ADR (a)	1,776	145
JD.com, Inc. ADR (a)	2,892	93
		238
France (6.0%)
Christian Dior SE	1,152	196
Edenred	3,102	58
Eurazeo SA	1,181	81
		335
Japan (4.3%)
Calbee, Inc.	3,200	134
Japan Airport Terminal Co., Ltd.	2,500	111
		245
Korea, Republic of (1.0%)
Loen Entertainment, Inc. (a)	777	55
Netherlands (0.8%)
OCI N.V. (a)	1,854	46
South Africa (4.9%)
Naspers Ltd., Class N	1,394	191
SABMiller PLC	1,455	87
		278
Spain (1.4%)
Industria de Diseno Textil SA	2,283	78
Switzerland (4.8%)
Nestle SA ADR	3,607	269
United Kingdom (9.4%)
BBA Aviation PLC	18,083	50
Burberry Group PLC	6,492	114
Diageo PLC ADR	687	75
Intertek Group PLC	1,971	81
Manchester United PLC, Class A	4,300	77
Reckitt Benckiser Group PLC	1,428	131
		528
United States (57.2%)
Alphabet, Inc., Class C (a)	274	208
Amazon.com, Inc. (a)	701	474
Anheuser-Busch InBev N.V. ADR	1,078	135
Apple, Inc.	2,455	258
Berkshire Hathaway, Inc., Class B (a)	559	74
Cognizant Technology Solutions Corp., Class A (a)	1,955	117
Facebook, Inc., Class A (a)	3,866	405
LinkedIn Corp., Class A (a)	804	181
Mastercard, Inc., Class A	2,280	222
McGraw Hill Financial, Inc.	973	96
Mead Johnson Nutrition Co.	1,314	104
Monster Beverage Corp. (a)	764	114
Thermo Fisher Scientific, Inc.	610	86
TJX Cos., Inc. (The)	1,181	84
	Shares	Value (000)
Twitter, Inc. (a)	5,054	$117
United Technologies Corp.	883	85
Visa, Inc., Class A	1,785	138
Walgreens Boots Alliance, Inc.	1,571	134
Walt Disney Co. (The)	690	72
Zoetis, Inc.	2,594	124
		3,228
Total Common Stocks (Cost $4,831)		5,360
	Notional Amount
Call Option Purchased (0.2%)
Foreign Currency Option (0.2%)
USD/CNY June 2016 @ CNY 6.70, Royal Bank of Scotland (Cost $2)	630,774	11
	Shares
Short-Term Investment (3.9%)
Investment Company (3.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $222)	222,230	222
Total Investments (99.2%) (Cost $5,055) (b)(c)		5,593
Other Assets in Excess of Liabilities (0.8%)		47
Net Assets (100.0%)		$5,640

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $1,413,000 and 25.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(c)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $5,077,000. The aggregate gross unrealized appreciation is approximately $702,000 and the aggregate gross unrealized depreciation is approximately $186,000 resulting in net unrealized appreciation of approximately $516,000.

ADR  American Depositary Receipt.

CNY  —  Chinese Yuan Renminbi

USD  —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	32.4%
Internet Software & Services	20.0
Internet & Catalog Retail	10.1
Food Products	9.1
Information Technology Services	8.5
Beverages	7.3
Media	7.1
Textiles, Apparel & Luxury Goods	5.5
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Advantage Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $4,833)	$5,371
Investment in Security of Affiliated Issuer, at Value (Cost $222)	222
Total Investments in Securities, at Value (Cost $5,055)	5,593
Foreign Currency, at Value (Cost —@)	—	@
Due from Adviser	47
Dividends Receivable	2
Receivable from Affiliate	—	@
Other Assets	34
Total Assets	5,676
Liabilities:
Payable for Professional Fees	16
Payable for Custodian Fees	10
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	—	@
Other Liabilities	9
Total Liabilities	36
Net Assets	$5,640
Net Assets Consist Of:
Paid-in-Capital	$5,052
Accumulated Net Investment Loss	(4)
Accumulated Net Realized Gain	54
Unrealized Appreciation (Depreciation) on:
Investments	538
Foreign Currency Translations	(—	@)
Net Assets	$5,640

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Advantage Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2015 (000)
CLASS I:
Net Assets	$1,785
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	144,351
Net Asset Value, Offering and Redemption Price Per Share	$12.36
CLASS A:
Net Assets	$3,414
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	277,698
Net Asset Value, Redemption Price Per Share	$12.29
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.68
Maximum Offering Price Per Share	$12.97
CLASS L:
Net Assets	$382
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	31,567
Net Asset Value, Offering and Redemption Price Per Share	$12.09
CLASS C:
Net Assets	$59
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,899
Net Asset Value, Offering and Redemption Price Per Share	$12.04

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Advantage Portfolio

Statement of Operations	Year Ended December 31, 2015 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $4 of Foreign Taxes Withheld)	$61
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	61
Expenses:
Professional Fees	93
Registration Fees	42
Advisory Fees (Note B)	37
Custodian Fees (Note F)	32
Shareholder Reporting Fees	8
Shareholder Services Fees — Class A (Note D)	4
Distribution and Shareholder Services Fees — Class L (Note D)	3
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	1
Pricing Fees	6
Administration Fees (Note C)	4
Sub Transfer Agency Fees — Class I	— @
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Directors' Fees and Expenses	1
Other Expenses	20
Total Expenses	258
Expenses Reimbursed by Adviser (Note B)	(156)
Waiver of Advisory Fees (Note B)	(37)
Reimbursement of Class Specific Expenses — Class I (Note B)	(2)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	60
Net Investment Income	1
Realized Gain (Loss):
Investments Sold	325
Foreign Currency Transactions	(2)
Net Realized Gain	323
Change in Unrealized Appreciation (Depreciation):
Investments	(27)
Foreign Currency Translations	(— @)
Net Change in Unrealized Appreciation (Depreciation)	(27)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	296
Net Increase in Net Assets Resulting from Operations	$297

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Advantage Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1	$13
Net Realized Gain	323	272
Net Change in Unrealized Appreciation (Depreciation)	(27)	(258)
Net Increase in Net Assets Resulting from Operations	297	27
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(7)	(2)
Net Realized Gain	(148)	(221)
Class A:
Net Investment Income	—	(1)
Net Realized Gain	(172)	(58)
Class L:
Net Investment Income	—	(— @)
Net Realized Gain	(27)	(24)
Class C:
Net Investment Income	(— @)	—
Net Realized Gain	(3)	—
Total Distributions	(357)	(306)
Capital Share Transactions:(1)
Class I:
Subscribed	497	1,143
Distributions Reinvested	131	176
Redeemed	(2,065)	(805)
Class A:
Subscribed	2,665	500
Distributions Reinvested	155	41
Redeemed	(116)	(378)
Class L:
Subscribed	128	108
Distributions Reinvested	18	15
Redeemed	(86)	(15)
Class C:
Subscribed	62 *	—
Distributions Reinvested	2 *	—
Redeemed	(— @)*	—
Net Increase in Net Assets Resulting from Capital Share Transactions	1,391	785
Total Increase in Net Assets	1,331	506
Net Assets:
Beginning of Period	4,309	3,803
End of Period (Including Accumulated Net Investment Loss and Accumulated Undistributed Net Investment Income of $(4) and $8)	$5,640	$4,309

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Advantage Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2015 (000)		Year Ended December 31, 2014 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	37		84
Shares Issued on Distributions Reinvested	10		14
Shares Redeemed	(152)		(60)
Net Increase (Decrease) in Class I Shares Outstanding	(105)		38
Class A:
Shares Subscribed	212		37
Shares Issued on Distributions Reinvested	12		3
Shares Redeemed	(9)		(28)
Net Increase in Class A Shares Outstanding	215		12
Class L:
Shares Subscribed	10		8
Shares Issued on Distributions Reinvested	1		1
Shares Redeemed	(6)		(1)
Net Increase in Class L Shares Outstanding	5		8
Class C:
Shares Subscribed	5	*	—
Shares Issued on Distributions Reinvested	—	@@*	—
Shares Redeemed	(—	@@)*	—
Net Increase in Class C Shares Outstanding	5		—

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  For the period April 30, 2015 through December 31, 2015.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Advantage Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2015		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.74		$13.57	$11.37	$9.97	$10.01
Income (Loss) from Investment Operations:
Net Investment Income†	0.05		0.05	0.04	0.16	0.06
Net Realized and Unrealized Gain (Loss)	0.46		0.04	3.27	2.12	(0.03)
Total from Investment Operations	0.51		0.09	3.31	2.28	0.03
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		(0.01)	(0.08)	(0.12)	(0.07)
Net Realized Gain	(0.86)		(0.91)	(1.03)	(0.76)	—
Total Distributions	(0.89)		(0.92)	(1.11)	(0.88)	(0.07)
Net Asset Value, End of Period	$12.36		$12.74	$13.57	$11.37	$9.97
Total Return++	3.85%		0.83%	29.71%	22.83%	0.34%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,785		$3,181	$2,868	$1,129	$1,603
Ratio of Expenses to Average Net Assets (1)	1.11	%+^^	1.30%+	1.29%+	1.30%+	1.30%+
Ratio of Net Investment Income to Average Net Assets (1)	0.37	%+	0.40%+	0.29%+	1.39%+	0.57%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.01%	0.00%§	0.00%§
Portfolio Turnover Rate	90%		46%	57%	63%	42%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.38%		5.31%	8.07%	7.28%	7.31%
Net Investment Loss to Average Net Assets	(3.90)%		(3.61)%	(6.49)%	(4.59)%	(5.44)%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class I Shares. Prior to January 23, 2015, the maximum ratio was 1.30% for Class I Shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Advantage Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2015		2014	2013		2012	2011
Net Asset Value, Beginning of Period	$12.70		$13.57	$11.36		$9.97	$10.01
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.04)		0.01	(0.04)		0.13	0.03
Net Realized and Unrealized Gain (Loss)	0.49		0.04	3.31		2.11	(0.02)
Total from Investment Operations	0.45		0.05	3.27		2.24	0.01
Distributions from and/or in Excess of:
Net Investment Income	—		(0.01)	(0.03)		(0.09)	(0.05)
Net Realized Gain	(0.86)		(0.91)	(1.03)		(0.76)	—
Total Distributions	(0.86)		(0.92)	(1.06)		(0.85)	(0.05)
Net Asset Value, End of Period	$12.29		$12.70	$13.57		$11.36	$9.97
Total Return++	3.40%		0.46%	29.48%		22.44%	0.07%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,414		$790	$681		$114	$100
Ratio of Expenses to Average Net Assets (1)	1.45	%+^^^	1.65%+	1.60	%+^^	1.55%+	1.55%+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.34	)%+	0.05%+	(0.35	)%+	1.14%+	0.32%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00%§	0.01%		0.00%§	0.00%§
Portfolio Turnover Rate	90%		46%	57%		63%	42%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.92%		5.79%	8.43%		7.53%	7.56%
Net Investment Loss to Average Net Assets	(4.81)%		(4.09)%	(7.18)%		(4.84)%	(5.69)%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratios of 1.65% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.55% for Class A shares.

^^^  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.45% for Class A Shares. Prior to January 23, 2015, the maximum ratio was 1.65% for Class A Shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Advantage Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2015		2014	2013		2012	2011
Net Asset Value, Beginning of Period	$12.56		$13.50	$11.35		$9.96	$10.01
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.08)		(0.06)	(0.09)		0.07	(0.02)
Net Realized and Unrealized Gain (Loss)	0.47		0.04	3.28		2.11	(0.02)
Total from Investment Operations	0.39		(0.02)	3.19		2.18	(0.04)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.01)	(0.01)		(0.03)	(0.01)
Net Realized Gain	(0.86)		(0.91)	(1.03)		(0.76)	—
Total Distributions	(0.86)		(0.92)	(1.04)		(0.79)	(0.01)
Net Asset Value, End of Period	$12.09		$12.56	$13.50		$11.35	$9.96
Total Return++	2.96%		(0.07)%	28.78%		21.89%	(0.44)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$382		$338	$254		$113	$100
Ratio of Expenses to Average Net Assets (1)	1.96	%+^^^	2.15%+	2.09	%+^^	2.05%+	2.05%+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.60	)%+	(0.45)%+	(0.71	)%+	0.64%+	(0.18)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.01%		0.00%§	0.00%§
Portfolio Turnover Rate	90%		46%	57%		63%	42%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	6.58%		6.55%	9.07%		8.03%	8.06%
Net Investment Loss to Average Net Assets	(5.22)%		(4.85)%	(7.69)%		(5.34)%	(6.19)%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.15% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.05% for Class L shares.

^^^  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.95% for Class L Shares. Prior to January 23, 2015, the maximum ratio was 2.15% for Class L Share.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Advantage Portfolio

	Class C
Selected Per Share Data and Ratios	Period from April 30, 2015^ to December 31, 2015
Net Asset Value, Beginning of Period	$13.30
Loss from Investment Operations:
Net Investment Loss†	(0.11)
Net Realized and Unrealized Loss	(0.26)
Total from Investment Operations	(0.37)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)
Net Realized Gain	(0.86)
Total Distributions	(0.89)
Net Asset Value, End of Period	$12.04
Total Return++	(2.94	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$59
Ratios of Expenses to Average Net Assets (1)	2.20	%+*
Ratio of Net Investment Loss to Average Net Assets Gain (1)	(1.33	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	90%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	12.84	%*
Net Investment Loss to Average Net Assets	(11.97	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Advantage Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.

The Portfolio offers four classes of shares — Class I, Class A, Class L and Class C. On April 30, 2015, the Portfolio commenced offering Class C shares and suspended offering Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Fund's

Board of Directors (the "Directors") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$85	$—	$—	$85
Beverages	324	87	—	411
Chemicals	—	46	—	46
Commercial Services & Supplies	—	58	—	58
Diversified Financial Services	170	81	—	251
Food & Staples Retailing	134	—	—	134

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Food Products	$373	$134	$—	$507
Household Products	—	131	—	131
Information Technology Services	477	—	—	477
Internet & Catalog Retail	567	—	—	567
Internet Software & Services	1,116	—	—	1,116
Life Sciences Tools & Services	86	—	—	86
Media	149	246	—	395
Pharmaceuticals	124	—	—	124
Professional Services	—	81	—	81
Specialty Retail	84	78	—	162
Tech Hardware, Storage & Peripherals	258	—	—	258
Textiles, Apparel & Luxury Goods	—	310	—	310
Transportation Infrastructure	—	161	—	161
Total Common Stocks	3,947	1,413	—	5,360
Call Option Purchased	—	11	—	11
Short-Term Investment
Investment Company	222	—	—	222
Total Assets	$4,169	$1,424	$—	$5,593

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2015, the Portfolio did not have any investments transfer between investment levels. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the

Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: With respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2015.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Call Option Purchased	Investments, at Value (Call Option Purchased)	Currency Risk	$11	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2015 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Option Purchased)	$(5	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Option Purchased)	$9	(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2015, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Call Option Purchased	$11	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$11	$—	$—	$11

For the year ended December 31, 2015, the approximate average monthly amount outstanding for each derivative type is as follows:

Call Option Purchased:
Average monthly notional amount	1,334,000

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

Effective March 2, 2015, the Portfolio's annual rate based on the daily net assets was reduced and is as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the year ended December 31, 2015, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.30% for Class I shares, 1.65% for Class A shares and 2.15% for Class L shares. Effective January 23, 2015, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses will not exceed 1.10% for Class I shares, 1.45% for Class A shares, 1.95% for Class L shares and 2.20% for Class C shares (Effective April 30, 2015). The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2015, approximately $37,000 of advisory fees were waived and approximately $161,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $4,742,000 and $3,874,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2015, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2015 (000)
$107	$3,483	$3,368	$—	@	$222

@ Amount is less than $500.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

"Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$7	$350	$58	$248

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, a net operating loss and a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Accumulated Net Investment Loss (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$(6)	$6	$—	@

At December 31, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$76

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2015, the Portfolio deferred to January 1, 2016 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$3	$—

@ Amount is less than $500.

I. Other: At December 31, 2015, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 70.4%.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Advantage Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Advantage Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Advantage Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2016

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2015. For corporate shareholders, 100.0% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $350,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2015. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $7,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

33

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2016 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGAANN
1405114 EXP. 02.28.17

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Discovery Portfolio

Annual Report

December 31, 2015

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	28
Federal Tax Notice	29
U.S. Privacy Policy	30
Director and Officer Information	33

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Discovery Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2016

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Expense Example (unaudited)

Global Discovery Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Discovery Portfolio Class I	$1,000.00	$915.90	$1,018.40	$6.52	$6.87	1.35%
Global Discovery Portfolio Class A	1,000.00	914.50	1,016.64	8.20	8.64	1.70
Global Discovery Portfolio Class L	1,000.00	911.60	1,014.12	10.60	11.17	2.20
Global Discovery Portfolio Class C	1,000.00	911.30	1,012.85	11.80	12.43	2.45

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited)

Global Discovery Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2015, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of -4.27%, net of fees. The Portfolio's Class I shares underperformed the Portfolio's benchmark, the MSCI All Country World Index (the "Index"), which returned -2.36%.

Factors Affecting Performance

•  Global equity markets were slightly down for the 12-month period. A backdrop of weak global economic growth, intensifying concerns about China's slowdown, shifting sentiment about central bank policies and a sustained decline in commodity prices weighed on the markets throughout the year. On a regional basis, Japan's 9.6% gain outperformed the S&P 500 Index's flat return of 1.4% and Europe's modest 2.8% decline, while emerging market equities suffered a double-digit loss, down 14.9% (as measured by the MSCI Japan Index, MSCI Europe Index and MSCI Emerging Markets Index, respectively).

•  Stock selection in the industrials sector was the Portfolio's largest detractor from relative performance, with underperformance led by a holding in a U.S. construction crane and foodservice refrigeration manufacturer.

•  The health care sector was a relatively weak performer for the Portfolio. Both stock selection and an underweight position in the sector were unfavorable in this reporting period. In particular, the Portfolio was hurt by a position in a U.S. health care information company that provides a technology platform for companies and consumers to compare pricing for health care and medical procedures.

•  An underweight position in the consumer staples sector hurt relative results, although the positive impact of our stock selection partially offset some of the relative loss.

•  Stock selection and an underweight position in the financials sector aided relative performance. Relative gains in the sector were led by an Italy-based investment bank.

•  The Portfolio's underweight to the energy sector was beneficial to relative returns, as it was the worst-performing sector in the Index. However,

weak stock selection in energy stocks detracted slightly.

•  The information technology sector also contributed positively to performance, with modest gains from both stock selection and an underweight in the sector.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for franchises with sustainable competitive advantages. We typically favor companies with strong cash generation, attractive returns on capital, hard-to-replicate assets and a favorable risk/reward profile. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers, as was the case during this reporting period. Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio; accordingly, we have had very little turnover in the Portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2010.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and C shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited) (cont'd)

Global Discovery Portfolio

Performance Compared to the MSCI All Country World Index(1) and the Lipper Global Small/Mid-Cap Funds Index(2)

	Period Ended December 31, 2015 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	–4.27%	9.92%	—	9.83%
Portfolio — Class A Shares w/o sales charges(4)	–4.59	9.61	—	9.53
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	–9.61	8.44	—	8.37
Portfolio — Class L Shares w/o sales charges(4)	–5.05	9.05	—	8.97
Portfolio — Class C Shares w/o sales charges(5)	—	—	—	–9.28
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(5)	—	—	—	–10.17
MSCI All Country World Index	–2.36	6.09	—	6.21
Lipper Global Small/Mid-Cap Funds Index	–0.68	4.62	—	4.79

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in expenses.

(1)  The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Small/Mid Cap Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Small/Mid-Cap Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Small/Mid-Cap Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 28, 2010.

(5)  Commenced offering on April 30, 2015.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments

Global Discovery Portfolio

	Shares	Value (000)
Common Stocks (90.8%)
Brazil (2.4%)
GAEC Educacao SA	46,975	$163
JHSF Participacoes SA (a)	235,640	75
		238
Canada (2.3%)
Dominion Diamond Corp. (a)	10,322	106
Second Cup Ltd. (The) (a)	53,664	128
		234
China (1.2%)
Jumei International Holding Ltd. ADR (a)	12,857	116
France (13.9%)
Christian Dior SE	6,075	1,032
Edenred	12,100	228
Eurazeo SA	1,790	123
		1,383
Germany (1.1%)
windeln.de AG (a)(b)	3,820	43
Zalando SE (a)(b)	1,587	63
		106
Greece (1.4%)
Titan Cement Co., SA (Preference) (a)	14,966	140
Italy (1.1%)
Tamburi Investment Partners SpA	29,116	106
Netherlands (3.9%)
Koninklijke Philips N.V.	15,482	394
Sweden (1.0%)
Investment AB Kinnevik	3,189	98
United Kingdom (5.2%)
BBA Aviation PLC	184,436	514
United States (57.3%)
BWX Technologies, Inc.	41,774	1,327
Castlight Health, Inc., Class B (a)(c)	13,690	58
Cosan Ltd., Class A	32,757	121
Dropbox, Inc. (a)(d)(e)(f) (acquisition cost — $25; acquired 5/1/12)	2,743	39
eBay, Inc. (a)	15,621	429
Garmin Ltd.	4,614	172
GrubHub, Inc. (a)	3,393	82
Joy Global, Inc. (c)	37,573	474
Manitowoc Co., Inc. (The)	74,929	1,150
PayPal Holdings, Inc. (a)	13,220	479
RenaissanceRe Holdings Ltd.	2,162	245
Shutterstock, Inc. (a)(c)	2,659	86
Terex Corp.	34,204	632
Time Warner, Inc.	6,195	401
		5,695
Total Common Stocks (Cost $9,809)		9,024
	Shares	Value (000)
Preferred Stocks (5.8%)
India (2.0%)
Flipkart Online Services Pvt Ltd. Series D (a)(d)(e)(f) (acquisition cost — $44; acquired 10/4/13)	1,910	$199
United States (3.8%)
Airbnb, Inc. Series D (a)(d)(e)(f) (acquisition cost — $78; acquired 4/16/14)	1,917	160
Blue Bottle Coffee, Inc. Series B (a)(d)(e)(f) (acquisition cost — $56; acquirred 1/24/14)	3,945	74
DOMO, Inc. (a)(d)(e)(f) (acquisition cost — $37; acquired 1/31/14 — 2/7/14)	9,082	60
Lookout, Inc. Series F (a)(d)(e)(f) (acquisition cost — $73; acquired 6/17/14)	6,374	38
Palantir Technologies, Inc. Series G (a)(d)(e)(f) (acquisition cost — $9; acquired 7/19/12)	2,935	23
Palantir Technologies, Inc. Series H (a)(d)(e)(f) (acquisition cost — $6; acquired 10/25/13)	1,572	12
Palantir Technologies, Inc. Series H1 (a)(d)(e)(f) (acquisition cost — $6; acquired 10/25/13)	1,572	12
		379
Total Preferred Stocks (Cost $309)		578
Convertible Preferred Stock (0.0%)
United States (0.0%)
Dropbox, Inc. Series A (a)(d)(e)(f) (acquisition cost — $3; acquired 5/25/12) (Cost $3)	277	4
Participation Note (0.1%)
Italy (0.1%)
Tamburi Investment Partners SpA, Equity Linked Notes, expires 6/30/20 (a) (Cost $3)	9,604	4
	Notional Amount
Call Options Purchased (1.6%)
United States (1.6%)
Intuitive Surgical, Inc. January 2016 @ $300, UBS Securities, LLC (g)	5	123
United Technologies Corp. January 2017 @ $110, UBS Securities, LLC (g)	148	31
United Technologies Corp. January 2018 @ $120, UBS Securities, LLC (g)	35	9
Total Call Options Purchased (Cost $132)		163
	Shares
Short-Term Investments (4.3%)
Securities held as Collateral on Loaned Securities (2.1%)
Investment Company (1.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	182,026	182
The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Global Discovery Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (0.3%)
Barclays Capital, Inc., (0.32%, dated 12/31/15, due 1/4/16; proceeds $8; fully collateralized by a U.S. Government obligation; 2.00% due 11/30/22; valued at $8)	$8	$8
Merrill Lynch & Co., Inc., (0.31%, dated 12/31/15, due 1/4/16; proceeds $23; fully collateralized by a U.S. Government agency security; 4.00% due 11/20/45; valued at $23)	23	23
		31
Total Securities held as Collateral on Loaned Securities (Cost $213)		213
	Shares
Investment Company (2.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $221)	221,343	221
Total Short-Term Investments (Cost $434)		434
Total Investments (102.6%) (Cost $10,690) Including $205 of Securities Loaned (h)(i)		10,207
Liabilities in Excess of Other Assets (-2.6%)		(263)
Net Assets (100.0%)		$9,944

(a)  Non-income producing security.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  All or a portion of this security was on loan at December 31, 2015.

(d)  Security has been deemed illiquid at December 31, 2015.

(e)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2015 amounts to approximately $621,000 and represents 6.2% of net assets.

(f)  At December 31, 2015, the Portfolio held fair valued securities valued at approximately $621,000, representing 6.2% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(g)  Cleared option.

(h)  The approximate fair value and percentage of net assets, $2,839,000 and 28.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(i)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $10,797,000. The aggregate gross unrealized appreciation is approximately $789,000 and the aggregate gross unrealized depreciation is approximately $1,379,000 resulting in net unrealized depreciation of approximately $590,000.

ADR  American Depositary Receipt.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	36.1%
Machinery	22.6
Aerospace & Defense	13.7
Textiles, Apparel & Luxury Goods	10.3
Internet Software & Services	6.4
Internet & Catalog Retail	5.8
Transportation Infrastructure	5.1
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2015.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Discovery Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $10,287)	$9,804
Investments in Securities of Affiliated Issuer, at Value (Cost $403)	403
Total Investments in Securities, at Value (Cost $10,690)	10,207
Cash	1
Due from Adviser	33
Tax Reclaim Receivable	3
Receivable for Portfolio Shares Sold	3
Dividends Receivable	—	@
Receivable from Affiliate	—	@
Other Assets	36
Total Assets	10,283
Liabilities:
Collateral on Securities Loaned, at Value	213
Payable for Investments Purchased	72
Payable for Portfolio Shares Redeemed	21
Payable for Professional Fees	13
Payable for Custodian Fees	9
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	1
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Other Liabilities	8
Total Liabilities	339
Net Assets	$9,944
Net Assets Consist Of:
Paid-in-Capital	$10,623
Distributions in Excess of Net Investment Income	(10)
Accumulated Net Realized Loss	(186)
Unrealized Appreciation (Depreciation) on:
Investments	(483)
Foreign Currency Translations	(—	@)
Net Assets	$9,944

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Discovery Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2015 (000)
CLASS I:
Net Assets	$3,867
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	385,880
Net Asset Value, Offering and Redemption Price Per Share	$10.02
CLASS A:
Net Assets	$5,375
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	537,100
Net Asset Value, Redemption Price Per Share	$10.01
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.55
Maximum Offering Price Per Share	$10.56
CLASS L:
Net Assets	$259
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	25,896
Net Asset Value, Offering and Redemption Price Per Share	$9.99
CLASS C:
Net Assets	$443
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	44,716
Net Asset Value, Offering and Redemption Price Per Share	$9.92
(1) Including: Securities on Loan, at Value:	$205

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Discovery Portfolio

Statement of Operations	Year Ended December 31, 2015 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $8 of Foreign Taxes Withheld)	$174
Income from Securities Loaned — Net	18
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	193
Expenses:
Professional Fees	97
Advisory Fees (Note B)	84
Registration Fees	45
Custodian Fees (Note F)	30
Shareholder Services Fees — Class A (Note D)	9
Distribution and Shareholder Services Fees — Class L (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	1
Administration Fees (Note C)	8
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	1
Shareholder Reporting Fees	6
Pricing Fees	6
Sub Transfer Agency Fees — Class I	— @
Sub Transfer Agency Fees — Class A	3
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Directors' Fees and Expenses	1
Other Expenses	12
Total Expenses	311
Waiver of Advisory Fees (Note B)	(84)
Expenses Reimbursed by Adviser (Note B)	(79)
Reimbursement of Class Specific Expenses — Class I (Note B)	(2)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	142
Net Investment Income	51
Realized Gain (Loss):
Investments Sold	201
Foreign Currency Transactions	(3)
Net Realized Gain	198
Change in Unrealized Appreciation (Depreciation):
Investments	(498)
Foreign Currency Translations	— @
Net Change in Unrealized Appreciation (Depreciation)	(498)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(300)
Net Decrease in Net Assets Resulting from Operations	$(249)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Discovery Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$51	$396
Net Realized Gain	198	580
Net Change in Unrealized Appreciation (Depreciation)	(498)	(1,311)
Net Decrease in Net Assets Resulting from Operations	(249)	(335)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(55)	(295)
Net Realized Gain	—	(1,086)
Paid-in-Capital	—	(151)
Class A:
Net Investment Income	(66)	(123)
Net Realized Gain	—	(473)
Paid-in-Capital	—	(68)
Class L:
Net Investment Income	(2)	(8)
Net Realized Gain	—	(37)
Paid-in-Capital	—	(6)
Class C:
Net Investment Income	(5)*	—
Total Distributions	(128)	(2,247)
Capital Share Transactions:(1)
Class I:
Subscribed	2,778	2,992
Distributions Reinvested	45	1,334
Redeemed	(5,353)	(4,608)
Class A:
Subscribed	3,385	3,257
Distributions Reinvested	63	600
Redeemed	(729)	(1,615)
Class L:
Subscribed	108	8
Distributions Reinvested	1	25
Redeemed	(61)	(16)
Class C:
Subscribed	467 *	—
Distributions Reinvested	5 *	—
Redeemed	(— @)*	—
Net Increase in Net Assets Resulting from Capital Share Transactions	709	1,977
Total Increase (Decrease) in Net Assets	332	(605)
Net Assets:
Beginning of Period	9,612	10,217
End of Period (Including Distributions in Excess of Net Investment Income of $(10) and $(82))	$9,944	$9,612

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Discovery Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2015 (000)		Year Ended December 31, 2014 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	260		220
Shares Issued on Distributions Reinvested	5		120
Shares Redeemed	(484)		(355)
Net Decrease in Class I Shares Outstanding	(219)		(15)
Class A:
Shares Subscribed	321		246
Shares Issued on Distributions Reinvested	6		54
Shares Redeemed	(69)		(127)
Net Increase in Class A Shares Outstanding	258		173
Class L:
Shares Subscribed	11		1
Shares Issued on Distributions Reinvested	—	@@	2
Shares Redeemed	(6)		(1)
Net Increase in Class L Shares Outstanding	5		2
Class C:
Shares Subscribed	44	*	—
Shares Issued on Distributions Reinvested	1	*	—
Shares Redeemed	(—	@@)	—
Net Increase in Class C Shares Outstanding	45		—

*  For the period April 30, 2015 through December 31, 2015.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Discovery Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.62	$13.70	$11.11	$9.06	$9.97
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.10	0.48	(0.01)	0.25	0.13
Net Realized and Unrealized Gain (Loss)	(0.55)	(0.77)	4.43	2.62	(0.92)
Total from Investment Operations	(0.45)	(0.29)	4.42	2.87	(0.79)
Distributions from and/or in Excess of:
Net Investment Income	(0.15)	(0.55)	(0.07)	(0.30)	(0.12)
Net Realized Gain	—	(1.95)	(1.76)	(0.52)	(0.00)‡
Paid-in-Capital	—	(0.29)	—	—	—
Total Distributions	(0.15)	(2.79)	(1.83)	(0.82)	(0.12)
Net Asset Value, End of Period	$10.02	$10.62	$13.70	$11.11	$9.06
Total Return++	(4.27)%	(1.96)%	40.72%	31.64%	(7.72)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,867	$6,421	$8,493	$3,432	$2,446
Ratio of Expenses to Average Net Assets (1)	1.34%+	1.34%+	1.34%+	1.35%+	1.35%+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.88%+	3.70%+	(0.07)%+	2.41%+	1.39%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.01%	0.00%§	0.00%§
Portfolio Turnover Rate	118%	84%	100%	96%	83%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.09%	2.65%	3.65%	4.33%	5.52%
Net Investment Income (Loss) to Average Net Assets	(0.87)%	2.39%	(2.38)%	(0.57)%	(2.78)%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Discovery Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013		2012	2011
Net Asset Value, Beginning of Period	$10.62	$13.69	$11.11		$9.07	$9.97
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.02	0.44	(0.09)		0.22	0.12
Net Realized and Unrealized Gain (Loss)	(0.51)	(0.76)	4.47		2.62	(0.92)
Total from Investment Operations	(0.49)	(0.32)	4.38		2.84	(0.80)
Distributions from and/or in Excess of:
Net Investment Income	(0.12)	(0.51)	(0.04)		(0.28)	(0.10)
Net Realized Gain	—	(1.95)	(1.76)		(0.52)	(0.00)‡
Paid-in-Capital	—	(0.29)	—		—	—
Total Distributions	(0.12)	(2.75)	(1.80)		(0.80)	(0.10)
Net Asset Value, End of Period	$10.01	$10.62	$13.69		$11.11	$9.07
Total Return++	(4.59)%	(2.25)%	40.33%		31.40%	(7.98)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,375	$2,965	$1,455		$137	$91
Ratio of Expenses to Average Net Assets (1)	1.69%+	1.69%+	1.65	%+^^	1.60%+	1.60%+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.16%+	3.35%+	(0.66	)%+	2.16%+	1.14%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.01%		0.00%§	0.00%§
Portfolio Turnover Rate	118%	84%	100%		96%	83%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.52%	3.02%	3.87%		4.58%	5.77%
Net Investment Income (Loss) to Average Net Assets	(1.67)%	2.02%	(2.88)%		(0.82)%	(3.03)%

‡  Amount is less than $0.005 per share.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.70% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.60% for Class A shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Discovery Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013		2012	2011
Net Asset Value, Beginning of Period	$10.59	$13.64	$11.11		$9.07	$9.97
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.03)	0.37	(0.14)		0.17	0.06
Net Realized and Unrealized Gain (Loss)	(0.51)	(0.76)	4.45		2.61	(0.91)
Total from Investment Operations	(0.54)	(0.39)	4.31		2.78	(0.85)
Distributions from and/or in Excess of:
Net Investment Income	(0.06)	(0.42)	(0.02)		(0.22)	(0.05)
Net Realized Gain	—	(1.95)	(1.76)		(0.52)	(0.00)‡
Paid-in-Capital	—	(0.29)	—		—	—
Total Distributions	(0.06)	(2.66)	(1.78)		(0.74)	(0.05)
Net Asset Value, End of Period	$9.99	$10.59	$13.64		$11.11	$9.07
Total Return++	(5.05)%	(2.81)%	39.68%		30.62%	(8.41)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$259	$226	$269		$111	$91
Ratio of Expenses to Average Net Assets (1)	2.19%+	2.19%+	2.13	%+^^	2.10%+	2.10%+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.26)%+	2.85%+	(1.05	)%+	1.66%+	0.64%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.01%		0.00%§	0.00%§
Portfolio Turnover Rate	118%	84%	100%		96%	83%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.55%	4.08%	4.62%		5.08%	6.27%
Net Investment Income (Loss) to Average Net Assets	(2.62)%	0.96%	(3.54)%		(1.32)%	(3.53)%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.20% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.10% for Class L shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Discovery Portfolio

	Class C
Selected Per Share Data and Ratios	Period from April 30, 2015^ to December 31, 2015
Net Asset Value, Beginning of Period	$11.07
Loss from Investment Operations:
Net Investment Loss†	(0.08)
Net Realized and Unrealized Loss	(0.95)
Total from Investment Operations	(1.03)
Distributions from and/or in Excess of:
Net Investment Income	(0.12)
Net Asset Value, End of Period	$9.92
Total Return++	(9.28	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$443
Ratios of Expenses to Average Net Assets (1)	2.45	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.21	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	118%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	5.66	%*
Net Investment Loss to Average Net Assets	(4.42	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Discovery Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established and emerging companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.

The Portfolio offers four classes of shares — Class I, Class A, Class L and Class C. On April 30, 2015, the Portfolio commenced offering Class C shares and suspended offering Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors") or quotes from a broker or dealer; (4) certain portfolio securities may be valued by an outside pricing service approved by the Directors. The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (8) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's

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Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

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Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$1,327	$—	$—	$1,327
Capital Markets	—	106	—	106
Commercial Services & Supplies	—	228	—	228
Construction Materials	140	—	—	140
Diversified Consumer Services	—	163	—	163
Diversified Financial Services	—	221	—	221
Health Care Technology	58	—	—	58
Hotels, Restaurants & Leisure	128	—	—	128
Household Durables	172	—	—	172
Industrial Conglomerates	—	394	—	394
Information Technology Services	479	—	—	479
Insurance	245	—	—	245
Internet & Catalog Retail	116	106	—	222
Internet Software & Services	597	—	39	636
Machinery	2,256	—	—	2,256
Media	401	—	—	401
Metals & Mining	106	—	—	106
Oil, Gas & Consumable Fuels	121	—	—	121
Real Estate Management & Development	—	75	—	75
Textiles, Apparel & Luxury Goods	—	1,032	—	1,032
Transportation Infrastructure	—	514	—	514
Total Common Stocks	6,146	2,839	39	9,024
Preferred Stocks	—	—	578	578
Convertible Preferred Stock	—	—	4	4
Participation Note	4	—	—	4
Call Options Purchased	163	—	—	163
Short-Term Investments
Investment Companies	403	—	—	403
Repurchase Agreements	—	31	—	31
Total Short-Term Investments	403	31	—	434
Total Assets	$6,716	$2,870	$621	$10,207

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2015, securities with a total value of approximately $140,000 transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at December 31, 2014 were valued using unadjusted quoted prices at December 31, 2015. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)	Preferred Stocks (000)	Convertible Preferred Stock (000)
Beginning Balance	$52	$534	$5
Purchases	—	—	—
Sales	—	—	—
Amortization of discount	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Corporate actions	—	—	—
Change in unrealized appreciation (depreciation)	(13)	44	(1)
Realized gains (losses)	—	—	—
Ending Balance	$39	$578	$4
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2015	$(13)	$44	$(1)

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2015. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at December 31, 2015 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Hotels, Restaurants & Leisure
Preferred Stock	$74	Discounted Cash Flow	Weighted Average Cost of Capital	19.0%		21.0%		20.0%		Decrease
			Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	4.2	x	8.2	x	5.4	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
Internet & Catalog Retail
Preferred Stocks	$160	Market Transaction Method	Precedent Transaction	$93.09		$93.09		$93.09		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.0%		18.0%		17.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	11.1	x	17.9	x	17.9	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
	$199	Discounted Cash Flow	Weighted Average Cost of Capital	17.0%		19.0%		18.0%		Decrease
			Perpetual Growth Rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	3.1	x	5.2	x	3.1	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
Internet Software & Services
Common Stock	$39	Discounted Cash Flow	Weighted Average Cost of Capital	17.0%		19.0%		18.0%		Decrease
Convertible Preferred Stock	$4		Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	7.8	x	20.1	x	11.0	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

	Fair Value at December 31, 2015 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Software
Preferred Stocks	$60	Discounted Cash Flow	Weighted Average Cost of Capital	17.5%		19.5%		18.5%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	11.1	x	12.6	x	12.6	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
	$38	Discounted Cash Flow	Weighted Average Cost of Capital	18.5%		20.5%		19.5%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	6.3	x	43.5	x	12.7	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
	$47	Market Transaction Method	Precendent Transaction	$11.38		$11.38		$11.38		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.0%		18.0%		17.0%		Decrease
			Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	10.3	x	11.2	x	11.2	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: With respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2015.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Call Options Purchased	Investments, at Value (Call Options Purchased)	Equity Risk	$163	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2015 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Equity Risk	Investments (Call Options Purchased)	$290	(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Equity Risk	Investments (Call Options Purchased)	$(330	)(c)

(c) Amounts are included in Investments in the Statement of Operations.

For the year ended December 31, 2015, the approximate average monthly amount outstanding for each derivative type is as follows:

Call Options Purchased:
Average monthly notional amount	9,000

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$205	(e)	$—	$(205	)(f)(g)	$0

(e) Represents market value of loaned securities at period end.

(f) The Portfolio received cash collateral of approximately $213,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments.

(g) The actual collateral received is greater than the amount shown here due to overcollateralization.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures". ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$213	$—	$—	$—	$213
Total Borrowings	$213	$—	$—	$—	$213
Gross amount of recognized liabilities for securities lending transactions					$213

7.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the

Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

9.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

11.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

For the year ended December 31, 2015, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.35% for Class I shares, 1.70% for Class A shares, 2.20% for Class L shares and 2.45% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2015, approximately $84,000 of advisory fees were waived and approximately $84,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $12,033,000 and $10,479,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2015, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2015 (000)
$1,198	$10,505	$11,300	$1	$403

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall," sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Paid-in- Capital (000)
$128	$—	$941	$1,081	$225

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in-Capital (000)
$149	$(149)	$—

At December 31, 2015, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2015, the Portfolio had available for Federal income tax purposes unused short-term capital losses of approximately $88,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2015, the Portfolio deferred to January 1, 2016 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$1	$—

I. Other: At December 31, 2015, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 72.2%.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Discovery Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Discovery Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Discovery Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2016

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2015. For corporate shareholders, 16.7% of the dividends qualified for the dividends received deduction.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2015. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $113,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc., formerly Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

37

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2016 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGDANN
1405141 EXP. 02.28.17

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Advantage Portfolio

Annual Report

December 31, 2015

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	26
Federal Tax Notice	27
U.S. Privacy Policy	28
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in International Advantage Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2016

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Expense Example (unaudited)

International Advantage Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Advantage Portfolio Class I	$1,000.00	$980.20	$1,020.16	$4.99	$5.09	1.00%
International Advantage Portfolio Class A	1,000.00	979.60	1,018.40	6.74	6.87	1.35
International Advantage Portfolio Class L	1,000.00	976.70	1,015.88	9.22	9.40	1.85
International Advantage Portfolio Class C	1,000.00	975.10	1,014.62	10.45	10.66	2.10

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited)

International Advantage Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2015, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 10.23%, net of fees. The Portfolio's Class I shares outperformed the Portfolio's benchmark, the MSCI All Country World Index ex USA Index (the "Index"), which returned –5.66%.

Factors Affecting Performance

•  International equity markets declined 5.66% for the period, as measured by the Index. A backdrop of weak global economic growth, intensifying concerns about China's slowdown, shifting sentiment about central bank policies and a sustained decline in commodity prices weighed on the markets throughout the year. On a regional basis, Japan's 9.6% gain outperformed Europe's modest decline of 2.8%, while emerging market equities suffered a 14.9% loss (as measured by the MSCI Japan Index, MSCI Europe Index and MSCI Emerging Markets Index, respectively).

•  The Portfolio's relative outperformance versus the Index was driven primarily by stock selection. Sector allocation, a result of where we're finding the most attractive individual stock opportunities, also contributed positively to relative performance.

•  Stock selection in the consumer discretionary sector added the most to relative returns, where positions in a provider of after-school private tutoring services to primary and secondary students in China and a vertically-integrated music streaming provider in Korea were the third- and fifth-largest contributors, respectively, to Portfolio performance during the period. Within the sector, performance was negatively impacted by a position in a U.K. luxury goods retailer that was the main detractor from relative performance.

•  Stock selection in the information technology (IT) sector was the second-largest contributor to the Portfolio during the period. The Portfolio's holdings in two IT services providers with cost advantages in software development outsourcing were the respective first- and second-largest contributors to the performance of the Portfolio during the period. Performance was hampered by a position in a Korean internet search and messaging provider.

•  The consumer staples sector was the third-largest contributor to the Portfolio during the period due to stock selection and an overweight position, led by holdings in a liquor producer in China (which is not represented in the Index)(i) and a snack foods company in Japan.

•  The Portfolio's lack of exposure to the materials sector also contributed positively to performance.

•  The Portfolio's lack of exposure to the telecommunication services sector and individual positions in the financial services sector, including a Cayman property and casualty reinsurer and Brazilian clearing house, also detracted from relative performance versus the Index during the period.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. The Growth Team seeks high quality companies, which we define primarily as those with sustainable competitive advantages. Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the portfolio; accordingly, we have had very limited turnover in the portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

(i)  To gain exposure to the stock, the Portfolio utilized a P-note (participation note), which is intended to mirror the performance of the underlying stock. There is no leverage associated with P-notes.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited) (cont'd)

International Advantage Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2010.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and C shares will vary from the performance of Class I shares based upon their different incept dates and will be impacted by additional fees assessed to those classes.

Performance Compared to the MSCI All Country World ex USA Index(1) and the Lipper International Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2015 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	10.23%	8.81%	—	8.78%
Portfolio — Class A Shares w/o sales charges(4)	9.92	8.51	—	8.47
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	4.12	7.35	—	7.32
Portfolio — Class L Shares w/o sales charges(4)	9.34	7.96	—	7.93
Portfolio — Class C Shares w/o sales charges(5)	—	—	—	–2.63
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(5)	—	—	—	–3.48
MSCI All Country World ex USA Index	–5.66	1.06	—	1.28
Lipper International Multi-Cap Growth Funds Index	–1.31	2.70	—	2.92

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World ex USA Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper International Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 28, 2010.

(5)  Commenced offering on April 30, 2015.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments

International Advantage Portfolio

	Shares	Value (000)
Common Stocks (96.0%)
Australia (3.1%)
Aurizon Holding Ltd.	20,115	$64
CSL Ltd.	1,499	114
		178
Belgium (3.6%)
Anheuser-Busch InBev N.V.	1,711	211
Brazil (1.4%)
CETIP SA — Mercados Organizados	8,571	81
Canada (4.5%)
Brookfield Asset Management, Inc., Class A	3,105	98
Brookfield Infrastructure Partners LP	4,293	163
		261
China (9.0%)
Jiangsu Hengrui Medicine Co., Ltd., Class A	15,200	115
TAL Education Group ADR (a)	5,225	243
Tencent Holdings Ltd. (b)	8,300	162
		520
Denmark (6.4%)
DSV A/S	9,396	369
France (9.3%)
Christian Dior SE	1,064	180
Danone SA	1,778	120
Hermes International	370	125
Pernod Ricard SA	1,001	114
		539
Germany (2.6%)
Adidas AG	1,563	152
Hong Kong (3.0%)
AIA Group Ltd.	29,200	174
Japan (8.8%)
Calbee, Inc.	6,800	285
Japan Airport Terminal Co., Ltd.	5,000	222
		507
Korea, Republic of (5.6%)
Loen Entertainment, Inc. (a)	3,182	226
NAVER Corp. (a)	177	99
		325
Norway (2.6%)
Telenor ASA	3,472	58
TGS Nopec Geophysical Co., ASA	5,783	91
		149
Switzerland (5.8%)
Kuehne & Nagel International AG (Registered)	1,214	167
Nestle SA (Registered)	2,259	167
		334
United Kingdom (13.2%)
Burberry Group PLC	11,531	203
Diageo PLC	4,247	116
Hargreaves Lansdown PLC	6,445	143
	Shares	Value (000)
Intertek Group PLC	2,648	$108
Reckitt Benckiser Group PLC	2,115	194
		764
United States (17.1%)
Cognizant Technology Solutions Corp., Class A (a)	4,020	241
EPAM Systems, Inc. (a)	3,356	264
Globant SA (a)	1,225	46
Luxoft Holding, Inc. (a)	3,156	244
Priceline Group, Inc. (The) (a)	153	195
		990
Total Common Stocks (Cost $5,272)		5,554
Participation Notes (2.4%)
China (2.4%)
Foshan Haitian Flavouring & Food Company Ltd., Class A, Equity Linked Notes, expires 10/11/24 (a)	9,060	49
Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, expires 3/4/21 (a)	2,614	88
Total Participation Notes (Cost $100)		137
	Notional Amount
Call Option Purchased (0.2%)
Foreign Currency Option (0.2%)
USD/CNY June 2016 @ CNY 6.70, Royal Bank of Scotland (Cost $3)	834,971	14
	Shares
Short-Term Investment (5.6%)
Investment Company (5.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $325)	324,561	325
Total Investments (104.2%) (Cost $5,700) (c)(d)		6,030
Liabilities in Excess of Other Assets (–4.2%)		(245)
Net Assets (100.0%)		$5,785

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  The approximate fair value and percentage of net assets, $4,060,000 and 70.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(d)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $5,717,000. The aggregate gross unrealized appreciation is approximately $477,000 and the aggregate gross unrealized depreciation is approximately $164,000 resulting in net unrealized appreciation of approximately $313,000.

ADR  American Depositary Receipt.

CNY  Chinese Yuan Renminbi

USD  United States Dollar

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

International Advantage Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Other*	45.0%
Information Technology Services	12.4
Textiles, Apparel & Luxury Goods	10.9
Food Products	10.3
Beverages	8.8
Road & Rail	7.2
Short-Term Investment	5.4
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

International Advantage Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $5,375)	$5,705
Investment in Security of Affiliated Issuer, at Value (Cost $325)	325
Total Investments in Securities, at Value (Cost $5,700)	6,030
Foreign Currency, at Value (Cost $1)	1
Cash	2
Receivable for Investments Sold	220
Due from Adviser	53
Receivable for Portfolio Shares Sold	17
Tax Reclaim Receivable	7
Dividends Receivable	2
Receivable from Affiliate	—	@
Other Assets	35
Total Assets	6,367
Liabilities:
Payable for Investments Purchased	543
Payable for Professional Fees	18
Payable for Custodian Fees	10
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	—	@
Other Liabilities	10
Total Liabilities	582
Net Assets	$5,785
Net Assets Consist Of:
Paid-in-Capital	$5,488
Distributions in Excess of Net Investment Income	(—	@)
Distributions in Excess of Net Realized Gain	(32)
Unrealized Appreciation (Depreciation) on:
Investments	330
Foreign Currency Translations	(1)
Net Assets	$5,785

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

International Advantage Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2015 (000)
CLASS I:
Net Assets	$2,361
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	199,979
Net Asset Value, Offering and Redemption Price Per Share	$11.80
CLASS A:
Net Assets	$2,966
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	251,558
Net Asset Value, Redemption Price Per Share	$11.79
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.65
Maximum Offering Price Per Share	$12.44
CLASS L:
Net Assets	$211
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	18,039
Net Asset Value, Offering and Redemption Price Per Share	$11.69
CLASS C:
Net Assets	$247
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	21,198
Net Asset Value, Offering and Redemption Price Per Share	$11.66

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

International Advantage Portfolio

Statement of Operations	Year Ended December 31, 2015 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $10 of Foreign Taxes Withheld)	$86
Income from Securities Loaned — Net	2
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	88
Expenses:
Professional Fees	82
Registration Fees	45
Advisory Fees (Note B)	42
Custodian Fees (Note F)	35
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	1
Pricing Fees	6
Shareholder Reporting Fees	5
Shareholder Services Fees — Class A (Note D)	3
Distribution and Shareholder Services Fees — Class L (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	1
Administration Fees (Note C)	4
Sub Transfer Agency Fees — Class I	— @
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Directors' Fees and Expenses	1
Other Expenses	19
Total Expenses	252
Expenses Reimbursed by Adviser (Note B)	(141)
Waiver of Advisory Fees (Note B)	(42)
Reimbursement of Class Specific Expenses — Class I (Note B)	(2)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	62
Net Investment Income	26
Realized Gain (Loss):
Investments Sold	598
Foreign Currency Transactions	(4)
Net Realized Gain	594
Change in Unrealized Appreciation (Depreciation):
Investments	(85)
Foreign Currency Translations	(— @)
Net Change in Unrealized Appreciation (Depreciation)	(85)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	509
Net Increase in Net Assets Resulting from Operations	$535

@  Amount is less than $500.
The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

International Advantage Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$26	$40
Net Realized Gain	594	114
Net Change in Unrealized Appreciation (Depreciation)	(85)	(54)
Net Increase in Net Assets Resulting from Operations	535	100
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(24)	(18)
Net Realized Gain	(340)	(73)
Class A:
Net Investment Income	(11)	(2)
Net Realized Gain	(343)	(16)
Class L:
Net Investment Income	(1)	(— @)
Net Realized Gain	(26)	(3)
Class C:
Net Investment Income	(— @)	—
Net Realized Gain	(29)	—
Total Distributions	(774)	(112)
Capital Share Transactions:(1)
Class I:
Subscribed	1,649	1,201
Distributions Reinvested	307	61
Redeemed	(3,117)	(508)
Class A:
Subscribed	2,595	688
Distributions Reinvested	318	12
Redeemed	(508)	(52)
Class L:
Subscribed	91	26
Distributions Reinvested	9	— @
Redeemed	(25)	—
Class C:
Subscribed	253 *	—
Distributions Reinvested	28 *	—
Net Increase in Net Assets Resulting from Capital Share Transactions	1,600	1,428
Redemption Fees	—	— @
Total Increase in Net Assets	1,361	1,416
Net Assets:
Beginning of Period	4,424	3,008
End of Period (Including Distributions in Excess of Net Investment Income and Accumulated Undistributed Net Investment Income of $(—@) and $19)	$5,785	$4,424

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

International Advantage Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	126	97
Shares Issued on Distributions Reinvested	25	5
Shares Redeemed	(225)	(41)
Net Increase (Decrease) in Class I Shares Outstanding	(74)	61
Class A:
Shares Subscribed	193	55
Shares Issued on Distributions Reinvested	26	1
Shares Redeemed	(39)	(4)
Net Increase in Class A Shares Outstanding	180	52
Class L:
Shares Subscribed	7	2
Shares Issued on Distributions Reinvested	1	— @@
Shares Redeemed	(2)	—
Net Increase in Class L Shares Outstanding	6	2
Class C:
Shares Subscribed	19 *	—
Shares Issued on Distributions Reinvested	2 *	—
Net Increase in Class C Shares Outstanding	21	—

*  For the period April 30, 2015 through December 31, 2015.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

International Advantage Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.36	$12.36	$11.60	$9.65	$9.99
Income (Loss) from Investment Operations:
Net Investment Income†	0.10	0.13	0.13	0.12	0.12
Net Realized and Unrealized Gain (Loss)	1.18	0.20	1.32	1.93	(0.26)
Total from Investment Operations	1.28	0.33	1.45	2.05	(0.14)
Distributions from and/or in Excess of:
Net Investment Income	(0.10)	(0.07)	(0.12)	(0.10)	(0.11)
Net Realized Gain	(1.74)	(0.26)	(0.57)	—	(0.09)
Total Distributions	(1.84)	(0.33)	(0.69)	(0.10)	(0.20)
Redemption Fees	—	0.00 ‡	—	—	—
Net Asset Value, End of Period	$11.80	$12.36	$12.36	$11.60	$9.65
Total Return++	10.23%	2.58%	12.72%	21.27%	(1.31)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,361	$3,387	$2,637	$1,421	$1,255
Ratio of Expenses to Average Net Assets (1)	1.16%+^	1.24%+	1.24%+	1.24%+	1.24%+
Ratio of Net Investment Income to Average Net Assets (1)	0.76%+	1.05%+	1.04%+	1.08%+	1.17%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01%	0.00%§	0.01%	0.01%
Portfolio Turnover Rate	96%	30%	49%	40%	27%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.82%	5.47%	6.30%	8.89%	7.08%+
Net Investment Loss to Average Net Assets	(2.90)%	(3.18)%	(4.02)%	(6.57)%	(4.67)%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to July 1, 2015, the maximum ratio was 1.25% for Class I shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

International Advantage Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2015		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.37		$12.38	$11.60	$9.65	$9.99
Income (Loss) from Investment Operations:
Net Investment Income†	0.01		0.09	0.04	0.09	0.09
Net Realized and Unrealized Gain (Loss)	1.23		0.19	1.38	1.94	(0.25)
Total from Investment Operations	1.24		0.28	1.42	2.03	(0.16)
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		(0.03)	(0.07)	(0.08)	(0.09)
Net Realized Gain	(1.74)		(0.26)	(0.57)	—	(0.09)
Total Distributions	(1.82)		(0.29)	(0.64)	(0.08)	(0.18)
Redemption Fees	—		0.00 ‡	—	—	—
Net Asset Value, End of Period	$11.79		$12.37	$12.38	$11.60	$9.65
Total Return++	9.92%		2.21%	12.43%	20.99%	(1.57)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,966		$889	$248	$116	$96
Ratio of Expenses to Average Net Assets (1)	1.46	%+^^	1.59%+	1.55%+^	1.49%+	1.49%+
Ratio of Net Investment Income to Average Net Assets (1)	0.09	%+	0.70%+	0.29%+	0.83%+	0.92%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01%	0.00%§	0.01%	0.01%
Portfolio Turnover Rate	96%		30%	49%	40%	27%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.77%		6.03%	6.89%	9.14%	7.33%+
Net Investment Loss to Average Net Assets	(4.22)%		(3.74)%	(5.05)%	(6.82)%	(4.92)%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.60% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.50% for Class A shares.

^^  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to July 1, 2015, the maximum ratio was 1.60% for Class A shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

International Advantage Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2015		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.31		$12.36	$11.60	$9.65	$9.99
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.04)		0.02	0.02	0.04	0.04
Net Realized and Unrealized Gain (Loss)	1.20		0.20	1.34	1.93	(0.25)
Total from Investment Operations	1.16		0.22	1.36	1.97	(0.21)
Distributions from and/or in Excess of:
Net Investment Income	(0.04)		(0.01)	(0.03)	(0.02)	(0.04)
Net Realized Gain	(1.74)		(0.26)	(0.57)	—	(0.09)
Total Distributions	(1.78)		(0.27)	(0.60)	(0.02)	(0.13)
Redemption Fees	—		0.00 ‡	—	—	—
Net Asset Value, End of Period	$11.69		$12.31	$12.36	$11.60	$9.65
Total Return++	9.34%		1.69%	11.88%	20.43%	(2.09)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$211		$148	$123	$116	$97
Ratio of Expenses to Average Net Assets (1)	1.97	%+^^	2.09%+	2.03%+^	1.99%+	1.99%+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.31	)%+	0.20%+	0.18%+	0.33%+	0.42%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01%	0.00%§	0.01%	0.01%
Portfolio Turnover Rate	96%		30%	49%	40%	27%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	6.87%		7.42%	7.43%	9.64%	7.83%+
Net Investment Loss to Average Net Assets	(5.21)%		(5.13)%	(5.22)%	(7.32)%	(5.42)%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.00% for Class L shares.

^^  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to July 1, 2015, the maximum ratio was 2.10% for Class L shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

International Advantage Portfolio

	Class C
Selected Per Share Data and Ratios	Period from April 30, 2015^ to December 31, 2015
Net Asset Value, Beginning of Period	$13.80
Loss from Investment Operations:
Net Investment Loss†	(0.08)
Net Realized and Unrealized Loss	(0.26)
Total from Investment Operations	(0.34)
Distributions from and/or in Excess of:
Net Investment Income	(0.06)
Net Realized Gain	(1.74)
Total Distributions	(1.80)
Net Asset Value, End of Period	$11.66
Total Return++	(2.63	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$247
Ratios of Expenses to Average Net Assets (1)	2.11	%+*^^
Ratio of Net Investment Loss to Average Net Assets (1)	(0.94	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§
Portfolio Turnover Rate	96%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	9.11	%*
Net Investment Loss to Average Net Assets	(7.94	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class C shares. Prior to July 1, 2015, the maximum ratio was 2.35% for Class C shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Advantage Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established companies on an international basis, with capitalizations within the range of companies included in the MSCI All Country World Index ex USA Index.

The Portfolio offers four classes of shares—Class I, Class A, Class L and Class C. On April 30, 2015, the Portfolio commenced offering Class C shares and suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Directors or quotes from a broker or dealer; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (8) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$—	$441	$—	$441
Biotechnology	—	114	—	114
Capital Markets	—	224	—	224
Diversified Consumer Services	243	—	—	243
Diversified Telecommunication Services	—	58	—	58
Electric Utilities	163	—	—	163
Energy Equipment & Services	—	91	—	91
Food Products	—	572	—	572
Household Products	—	194	—	194
Information Technology Services	749	—	—	749
Insurance	—	174	—	174
Internet & Catalog Retail	195	—	—	195
Internet Software & Services	—	261	—	261
Marine	—	167	—	167
Media	—	226	—	226
Pharmaceuticals	—	115	—	115
Professional Services	—	108	—	108
Real Estate Management & Development	98	—	—	98
Road & Rail	—	433	—	433
Software	46	—	—	46
Textiles, Apparel & Luxury Goods	—	660	—	660
Transportation Infrastructure	—	222	—	222
Total Common Stocks	1,494	4,060	—	5,554
Participation Notes	—	137	—	137
Call Option Purchased	—	14	—	14
Short-Term Investment
Investment Company	325	—	—	325
Total Assets	$1,819	$4,211	$—	$6,030

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2015, the Portfolio did not have any investments transfer between investment levels. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: With respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2015.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Call Options Purchased	Investments, at Value (Call Options Purchased)	Currency Risk	$14	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2015 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$(5	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$11	(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2015, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Call Options Purchased	$14	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$14	$—	$—	$14

For the year ended December 31, 2015, the approximate average monthly amount outstanding for each derivative type is as follows:

Call Options Purchased:
Average monthly notional amount	1,450,000

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

At December 31, 2015, the Portfolio did not have any outstanding securities on loan.

6.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

7.  Redemption Fees: The Portfolio will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares and Class C shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

Effective July 1, 2015, the Portfolio's annual rate based on the daily net assets was reduced and is as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the year ended December 31, 2015, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25% for Class I shares, 1.60% for Class A shares, 2.10% for Class L shares and 2.35% for Class C shares. Effective July 1, 2015, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares and 2.10% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2015, approximately $42,000 of advisory fees were waived and approximately $148,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $5,443,000 and $4,400,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2015, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2015 (000)
$119	$5,429	$5,223	$—	@	$325

@ Amount is less than $500.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Generally, each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$229	$545	$36	$76

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Distributions in Excess of Net Investment Income (000)	Distributions in Excess of Net Realized Gain (000)	Paid-in- Capital (000)
$(9)	$9	$—

At December 31, 2015, the Portfolio had no distributable earnings on a tax basis.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2015, the Portfolio deferred to January 1, 2016 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$1	$15

I. Other: At December 31, 2015, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 50.6%.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Advantage Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Advantage Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Advantage Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2016

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2015.

The Portfolio designated and paid approximately $545,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2015. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $119,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

35

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2016 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIAANN
1406932 EXP. 02.28.17

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Asian Equity Portfolio

Annual Report

December 31, 2015

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	26
Federal Tax Notice	27
U.S. Privacy Policy	28
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Asian Equity Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2016

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Expense Example (unaudited)

Asian Equity Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Asian Equity Portfolio Class I	$1,000.00	$857.20	$1,017.90	$6.79	$7.37	1.45%
Asian Equity Portfolio Class A	1,000.00	856.60	1,016.13	8.42	9.15	1.80
Asian Equity Portfolio Class L	1,000.00	854.10	1,013.61	10.75	11.67	2.30
Asian Equity Portfolio Class C	1,000.00	853.20	1,012.35	11.91	12.93	2.55

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited)

Asian Equity Portfolio

The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of companies in the Asia-Pacific region, excluding Japan.

Performance

For the year ended December 31, 2015, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –7.06%, net of fees. The Portfolio's Class I shares outperformed the Portfolio's benchmark, the MSCI All Country Asia ex Japan Index (the "Index"), which returned –9.17%.

Factors Affecting Performance

•  Asian markets underperformed global developed markets in 2015, returning –9.17%, as measured by the Index, versus the MSCI World Index's flat return of –0.87%. Over the course of the year, markets grew increasingly concerned about China's slowing economy and waning liquidity with the Federal Reserve interest rate hike looming, both of which put downward pressure on global growth. While commodity prices declined, providing a windfall to the consumer, corporate profits hit multi-year lows.

•  The Portfolio benefited from favorable stock selection in China, India, Hong Kong and Taiwan. Stock selection across a range of sectors, including consumer discretionary, industrials, materials, information technology and consumer staples, also contributed positively to performance.

•  Detracting from relative gains was our stock selection in Korea, Thailand and the Philippines. Stock selection in health care, telecommunication services and financials was also disadvantageous to performance.

Management Strategies

•  Several factors are likely to contribute to continued market volatility for some time this year: comprehension of China's true economic growth trajectory; reaction to potential additional devaluation of China's currency; and further adjustment to the consequences of the Fed's rate increase path.

•  But we think Asian equities may be heading toward an eventual important turning point, even if precise timing is difficult to determine. Presently, Asia valuations in aggregate appear attractive at about a

30% discount to developed equities — not as deep as the 50% discount as in the 1997-98 period, but below their 20-year average discount of over 20%.i But as a catalyst, we think what could drive Asia equities at some point, perhaps later this year, is when the market focuses on economic growth inflections shifting in favor of Asia and emerging markets relative to developed markets. Historically, the best time to buy Asia, as an asset class, has been when their countries' gross domestic product growth rates were increasing by more than those in developed countries. We believe strongly that there will be big differences among countries for both growth rates and equity performance. Country allocation will be critical to generating excess returns in this environment.

•  Our Portfolio has long been positioned for this in terms of both country allocation and sector positioning. In the Portfolio, we are underweight to Hong Kong/China, Singapore and Malaysia, while maintaining our overweight exposures primarily to Taiwan, Philippines and South Korea. From a sector perspective, we have overweight exposures to the information technology, consumer discretionary and telecommunication services sectors, and underweight exposure to financials, energy and utilities. We remain focused on quality and growth.

(i)  Source: FactSet and Morgan Stanley Investment Management. Asia markets and developed markets are represented by the MSCI All Country Asia ex Japan Index and MSCI World Index, respectively.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited) (cont'd)

Asian Equity Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2010.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and C shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes.

Performance Compared to the MSCI All Country Asia ex Japan Index(1) and the Lipper Pacific Region ex Japan Funds Index(2)

	Period Ended December 31, 2015 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	–7.06%	1.98%	—	2.36%
Portfolio — Class A Shares w/o sales charges(4)	–7.36	1.72	—	2.10
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	–12.21	0.64	—	1.01
Portfolio — Class L Shares w/o sales charges(4)	–7.82	1.19	—	1.57
Portfolio — Class C Shares w/o sales charges(5)	—	—	—	–16.57
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(5)	—	—	—	–17.17
MSCI All Country Asia ex Japan Index	–9.17	–0.14	—	0.27
Lipper Pacific Region ex Japan Funds Index	–5.56	0.99	—	1.42

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country Asia ex Japan Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Pacific Region ex Japan Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Pacific Region ex Japan Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Pacific Region ex Japan Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 28, 2010.

(5)  Commenced offering on April 30, 2015.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments

Asian Equity Portfolio

	Shares	Value (000)
Common Stocks (84.0%)
China (26.8%)
Alibaba Group Holding Ltd. ADR (a)	100	$8
Bank of China Ltd. H Shares (b)	75,000	33
China Construction Bank Corp. H Shares (b)	46,000	31
China Machinery Engineering Corp. H Shares (b)	6,000	4
China Mengniu Dairy Co., Ltd. (b)	5,000	8
China Mobile Ltd. (b)	4,000	45
China Overseas Land & Investment Ltd. (b)	6,000	21
China Pacific Insurance Group Co., Ltd. H Shares (b)	5,000	21
China Taiping Insurance Holdings Co., Ltd. (a)(b)	2,800	9
China Unicom Hong Kong Ltd. (b)	4,000	5
Chongqing Changan Automobile Co., Ltd. B Shares	2,200	5
CRCC High-Tech Equipment Corp., Ltd. H Shares (a)(b)	16,000	10
Huadian Power International Corp., Ltd. H Shares (b)	8,000	5
JD.com, Inc. ADR (a)	347	11
NetEase, Inc. ADR	54	10
Shanghai Jin Jiang International Hotels Group Co., Ltd. H Shares (b)	8,000	3
Shenzhen International Holdings Ltd. (b)	3,000	6
Shenzhou International Group Holdings Ltd. (b)	2,000	11
Sihuan Pharmaceutical Holdings Group Ltd. (c)(d)	113,000	42
TAL Education Group ADR (a)	170	8
Tencent Holdings Ltd. (b)	4,200	82
		378
Hong Kong (10.6%)
AIA Group Ltd.	1,800	11
BOC Hong Kong Holdings Ltd.	9,500	29
Cheung Kong Property Holdings Ltd.	3,128	20
CK Hutchison Holdings Ltd.	3,128	42
HKT Trust & HKT Ltd.	13,520	17
Hong Kong Exchanges and Clearing Ltd.	300	8
L'Occitane International SA	1,250	2
Samsonite International SA	6,600	20
		149
India (2.1%)
HDFC Bank Ltd. ADR	269	17
Larsen & Toubro Ltd. GDR	649	12
		29
Indonesia (3.1%)
AKR Corporindo Tbk PT	8,500	4
Jasa Marga Persero Tbk PT	2,400	1
Kalbe Farma Tbk PT	98,500	9
Link Net Tbk PT (a)	10,000	3
Matahari Department Store Tbk PT	7,700	10
Nippon Indosari Corpindo Tbk PT	49,600	5
Surya Citra Media Tbk PT	20,100	4
United Tractors Tbk PT	2,800	3
XL Axiata Tbk PT (a)	17,200	5
		44
	Shares	Value (000)
Korea, Republic of (18.2%)
Amorepacific Corp. (a)	57	$20
Cosmax, Inc. (a)	40	6
Coway Co., Ltd. (a)	261	19
Hotel Shilla Co., Ltd. (a)	181	12
Hyundai Development Co-Engineering & Construction (a)	169	6
KB Financial Group, Inc. (a)	337	9
KEPCO Plant Service & Engineering Co., Ltd. (a)	97	7
Kia Motors Corp. (a)	424	19
Korea Aerospace Industries Ltd. (a)	134	9
LG Chem Ltd. (a)	62	17
LIG Nex1 Co., Ltd. (a)	105	9
NAVER Corp. (a)	26	14
Samsung Electronics Co., Ltd.	62	66
Samsung Electronics Co., Ltd. (Preference)	30	28
SK Holdings Co., Ltd. (a)	72	15
SK Telecom Co., Ltd.	7	1
		257
Philippines (3.3%)
Ayala Corp.	690	11
BDO Unibank, Inc.	1,590	4
DMCI Holdings, Inc.	12,300	4
International Container Terminal Services, Inc.	2,280	3
LT Group, Inc.	12,600	4
Metro Pacific Investments Corp.	53,300	6
Metropolitan Bank & Trust Co.	3,071	5
Rizal Commercial Banking Corp.	5,990	4
SM Investments Corp.	270	5
		46
Singapore (2.9%)
DBS Group Holdings Ltd.	894	11
Jardine Cycle & Carriage Ltd.	500	12
Keppel Infrastructure Trust (Units) (e)	31,600	11
OSIM International Ltd.	3,700	3
Raffles Medical Group Ltd.	1,281	4
		41
Taiwan (15.2%)
Advanced Semiconductor Engineering, Inc.	11,000	13
Advanced Semiconductor Engineering, Inc. ADR	209	1
Catcher Technology Co., Ltd.	2,000	17
Chailease Holding Co., Ltd.	5,827	10
Delta Electronics, Inc.	3,262	15
Eclat Textile Co., Ltd.	2,320	32
Formosa Plastics Corp.	2,000	5
Fubon Financial Holding Co., Ltd.	9,000	12
Hon Hai Precision Industry Co., Ltd.	11,250	27
PChome Online, Inc.	1,000	10
Pegatron Corp.	5,000	11
Taiwan Semiconductor Manufacturing Co., Ltd.	10,000	43
Uni-President Enterprises Corp.	11,462	19
		215

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Asian Equity Portfolio

	Shares	Value (000)
Thailand (1.3%)
Advanced Info Service PCL (Foreign)	1,300	$6
Land and Houses PCL (Foreign)	15,560	4
Minor International PCL (Foreign)	7,200	7
Total Access Communication PCL NVDR	2,700	2
		19
United States (0.5%)
Nien Made Enterprise Co., Ltd. (a)	1,000	7
Total Common Stocks (Cost $1,187)		1,185
Investment Company (5.9%)
India (5.9%)
iShares MSCI India ETF (Cost $94)	3,046	84
Participation Notes (4.9%)
India (4.9%)
Ashok Leyland Ltd., Equity Linked Notes, expires 5/13/19 (a)	7,343	10
Bharat Petroleum Corp., Ltd., Equity Linked Notes, expires 3/13/19 (a)	460	6
Gateway Distriparks Ltd., Equity Linked Notes, expires 10/17/19 (a)	752	4
Glenmark Pharmaceuticals Ltd., Equity Linked Notes, expires 6/28/18 (a)	376	5
Idea Cellular Ltd., Equity Linked Notes, expires 6/7/18 (a)	1,122	2
IndusInd Bank Ltd., Equity Linked Notes, expires 8/28/18 (a)	652	10
Inox Leisure Ltd., Equity Linked Notes, expires 9/23/19 (a)	536	2
Marico Ltd., Equity Linked Notes, expires 1/9/20 (a)	454	2
Marico Ltd., Equity Linked Notes, expires 6/10/20 (a)	1,400	5
Maruti Suzuki India Ltd., Equity Linked Notes, expires 12/4/18 (a)	115	8
Shree Cement Ltd., Equity Linked Notes, expires 7/7/20 (a)	37	6
Shriram Transport Finance Co., Ltd., Equity Linked Notes, expires 1/30/19 (a)	558	7
Sun Pharmaceutical Industries Ltd., Equity Linked Notes, expires 6/3/20 (a)	196	2
Total Participation Notes (Cost $64)		69
Short-Term Investment (0.6%)
Investment Company (0.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $9)	9,336	9
Total Investments (95.4%) (Cost $1,354) (f)(g)		1,347
Other Assets in Excess of Liabilities (4.6%)		65
Net Assets (100.0%)		$1,412

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  At December 31, 2015, the Portfolio held a fair valued security valued at approximately $42,000, representing 3.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(d)  Security has been deemed illiquid at December 31, 2015.

(e)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(f)  The approximate fair value and percentage of net assets, $1,066,000 and 75.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(g)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $1,389,000. The aggregate gross unrealized appreciation is approximately $112,000 and the aggregate gross unrealized depreciation is approximately $154,000 resulting in net unrealized depreciation of approximately $42,000.

ADR  American Depositary Receipt.

ETF  Exchange Traded Fund.

GDR  Global Depositary Receipt.

NVDR  Non-Voting Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	54.7%
Banks	11.4
Wireless Telecommunication Services	10.4
Internet Software & Services	9.2
Tech Hardware, Storage & Peripherals	9.1
Industrial Conglomerates	5.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Asian Equity Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $1,345)	$1,338
Investment in Security of Affiliated Issuer, at Value (Cost $9)	9
Total Investments in Securities, at Value (Cost $1,354)	1,347
Foreign Currency, at Value (Cost —@)	—	@
Due from Adviser	64
Receivable for Portfolio Shares Sold	21
Receivable for Investments Sold	1
Dividends Receivable	—	@
Receivable from Affiliate	—	@
Other Assets	35
Total Assets	1,468
Liabilities:
Payable for Custodian Fees	37
Payable for Professional Fees	13
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Investments Purchased	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Administration Fees	—	@
Other Liabilities	5
Total Liabilities	56
Net Assets	$1,412
Net Assets Consist Of:
Paid-in-Capital	$1,550
Distributions in Excess of Net Investment Income	(1)
Distributions in Excess of Net Realized Gain	(130)
Unrealized Appreciation (Depreciation) on:
Investments	(7)
Foreign Currency Translations	—	@
Net Assets	$1,412

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Asian Equity Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2015 (000)
CLASS I:
Net Assets	$314
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	45,148
Net Asset Value, Offering and Redemption Price Per Share	$6.97
CLASS A:
Net Assets	$1,019
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	147,449
Net Asset Value, Redemption Price Per Share	$6.91
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.38
Maximum Offering Price Per Share	$7.29
CLASS L:
Net Assets	$73
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	10,700
Net Asset Value, Offering and Redemption Price Per Share	$6.78
CLASS C:
Net Assets	$6
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	887
Net Asset Value, Offering and Redemption Price Per Share	$6.77

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Asian Equity Portfolio

Statement of Operations	Year Ended December 31, 2015 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $20 of Foreign Taxes Withheld)	$157
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	157
Expenses:
Custodian Fees (Note F)	172
Professional Fees	79
Advisory Fees (Note B)	70
Registration Fees	44
Pricing Fees	11
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	1
Administration Fees (Note C)	6
Shareholder Services Fees — Class A (Note D)	4
Distribution and Shareholder Services Fees — Class L (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Shareholder Reporting Fees	4
Sub Transfer Agency Fees — Class I	1
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class L	— @
Directors' Fees and Expenses	1
Other Expenses	13
Total Expenses	414
Expenses Reimbursed by Adviser (Note B)	(224)
Waiver of Advisory Fees (Note B)	(70)
Reimbursement of Class Specific Expenses — Class I (Note B)	(3)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	113
Net Investment Income	44
Realized Gain (Loss):
Investments Sold	396
Foreign Currency Forward Exchange Contracts	(6)
Foreign Currency Transactions	(43)
Net Realized Gain	347
Change in Unrealized Appreciation (Depreciation):
Investments	(393)
Foreign Currency Translations	— @
Net Change in Unrealized Appreciation (Depreciation)	(393)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(46)
Net Decrease in Net Assets Resulting from Operations	$(2)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Asian Equity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$44	$58
Net Realized Gain	347	783
Net Change in Unrealized Appreciation (Depreciation)	(393)	78
Net Increase (Decrease) in Net Assets Resulting from Operations	(2)	919
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(3)	(47)
Net Realized Gain	(184)	(696)
Class A:
Net Investment Income	(1)	(11)
Net Realized Gain	(306)	(246)
Class L:
Net Investment Income	(— @)	(— @)
Net Realized Gain	(29)	(16)
Class C:
Net Investment Income	(— @)	—
Net Realized Gain	(2)	—
Total Distributions	(525)	(1,016)
Capital Share Transactions:(1)
Class I:
Subscribed	5,615	5,728
Distributions Reinvested	61	560
Redeemed	(13,668)	(2,673)
Class A:
Subscribed	175	943
Distributions Reinvested	253	227
Redeemed	(981)	(374)
Class L:
Subscribed	5	62
Distributions Reinvested	3	1
Redeemed	(12)	(57)
Class C:
Subscribed	10 *	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(8,539)	4,417
Redemption Fees	—	1
Total Increase (Decrease) in Net Assets	(9,066)	4,321
Net Assets:
Beginning of Period	10,478	6,157
End of Period (Including Distributions in Excess of Net Investment Income of $(1) and $(7))	$1,412	$10,478

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Asian Equity Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	522	531
Shares Issued on Distributions Reinvested	5	53
Shares Redeemed	(1,289)	(237)
Net Increase (Decrease) in Class I Shares Outstanding	(762)	347
Class A:
Shares Subscribed	18	80
Shares Issued on Distributions Reinvested	36	22
Shares Redeemed	(103)	(32)
Net Increase (Decrease) in Class A Shares Outstanding	(49)	70
Class L:
Shares Subscribed	1	6
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(1)	(5)
Net Increase in Class L Shares Outstanding	— @@	1
Class C:
Shares Subscribed	1 *	—

*  For the period April 30, 2015 through December 31, 2015.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Asian Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.33	$10.33	$10.40	$8.47	$10.19
Income (Loss) from Investment Operations:
Net Investment Income†	0.08	0.09	0.05	0.04	0.00 ‡
Net Realized and Unrealized Gain (Loss)	(0.77)	1.44	(0.05)	2.00	(1.72)
Total from Investment Operations	(0.69)	1.53	(0.00)‡	2.04	(1.72)
Distributions from and/or in Excess of:
Net Investment Income	(0.00)‡	(0.10)	(0.07)	(0.11)	—
Net Realized Gain	(2.67)	(1.43)	—	—	—
Total Distributions	(2.67)	(1.53)	(0.07)	(0.11)	—
Redemption Fees	—	0.00 ‡	—	—	—
Net Asset Value, End of Period	$6.97	$10.33	$10.33	$10.40	$8.47
Total Return++	(7.06)%	15.15%	(0.05)%	24.08%	(16.88)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$314	$8,340	$4,753	$3,996	$1,201
Ratio of Expenses to Average Net Assets (1)	1.45%+	1.45%+	1.45%+	1.45%+	1.45%+
Ratio of Net Investment Income to Average Net Assets (1)	0.73%+	0.81%+	0.52%+	0.39%+	0.01%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00%§	0.00%§
Portfolio Turnover Rate	113%	86%	114%	80%	38%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.34%	4.68%	4.28%	5.79%	11.86%
Net Investment Loss to Average Net Assets	(3.16)%	(2.42)%	(2.31)%	(3.95)%	(10.40)%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Asian Equity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013		2012	2011
Net Asset Value, Beginning of Period	$10.31	$10.31	$10.37		$8.45	$10.19
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.03	0.05	0.01		0.01	(0.02)
Net Realized and Unrealized Gain (Loss)	(0.76)	1.44	(0.03)		2.00	(1.72)
Total from Investment Operations	(0.73)	1.49	(0.02)		2.01	(1.74)
Distributions from and/or in Excess of:
Net Investment Income	(0.00)‡	(0.06)	(0.04)		(0.09)	—
Net Realized Gain	(2.67)	(1.43)	—		—	—
Total Distributions	(2.67)	(1.49)	(0.04)		(0.09)	—
Redemption Fees	—	0.00 ‡	—		—	—
Net Asset Value, End of Period	$6.91	$10.31	$10.31		$10.37	$8.45
Total Return++	(7.36)%	14.71%	(0.15)%		23.76%	(17.08)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,019	$2,024	$1,302		$1,201	$84
Ratio of Expenses to Average Net Assets (1)	1.80%+	1.80%+	1.73	%+^^	1.70%+	1.70%+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.27%+	0.46%+	0.09	%+	0.14%+	(0.24)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00	%§	0.00%§	0.00%§
Portfolio Turnover Rate	113%	86%	114%		80%	38%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	6.35%	5.05%	4.68%		6.04%	12.11%
Net Investment Loss to Average Net Assets	(4.28)%	(2.79)%	(2.86)%		(4.20)%	(10.65)%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.80% for Class A Shares. Prior to September 16, 2013, the maximum ratio was 1.70% for Class A Shares.

§  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Asian Equity Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014		2013		2012	2011
Net Asset Value, Beginning of Period	$10.22	$10.23		$10.31		$8.40	$10.19
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.04)	(0.00	)‡	(0.04)		(0.03)	(0.07)
Net Realized and Unrealized Gain (Loss)	(0.73)	1.42		(0.03)		1.98	(1.72)
Total from Investment Operations	(0.77)	1.42		(0.07)		1.95	(1.79)
Distributions from and/or in Excess of:
Net Investment Income	(0.00)‡	(0.00	)‡	(0.01)		(0.04)	—
Net Realized Gain	(2.67)	(1.43)		—		—	—
Total Distributions	(2.67)	(1.43)		(0.01)		(0.04)	—
Redemption Fees	—	0.00	‡	—		—	—
Net Asset Value, End of Period	$6.78	$10.22		$10.23		$10.31	$8.40
Total Return++	(7.82)%	13.97%		(0.56)%		23.18%	(17.57)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$73	$114		$102		$103	$84
Ratio of Expenses to Average Net Assets (1)	2.30%+	2.30	%+	2.22	%+^^	2.20%+	2.20%+
Ratio of Net Investment Loss to Average Net Assets (1)	(0.38)%+	(0.04	)%+	(0.35	)%+	(0.36)%+	(0.74)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.00	%§	0.00%§	0.00%§
Portfolio Turnover Rate	113%	86%		114%		80%	38%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	8.52%	6.75%		5.59%		6.54%	12.61%
Net Investment Loss to Average Net Assets	(6.60)%	(4.49)%		(3.72)%		(4.70)%	(11.15)%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.30% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.20% for Class L shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Asian Equity Portfolio

	Class C
Selected Per Share Data and Ratios	Period from April 30, 2015^ to December 31,2015
Net Asset Value, Beginning of Period	$11.28
Loss from Investment Operations:
Net Investment Loss†	(0.01)
Net Realized and Unrealized Loss	(1.83)
Total from Investment Operations	(1.84)
Distributions from and/or in Excess of:
Net Investment Income	(0.00	)‡
Net Realized Gain	(2.67)
Total Distributions	(2.67)
Net Asset Value, End of Period	$6.77
Total Return++	(16.57	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6
Ratios of Expenses to Average Net Assets (1)	2.55	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.20	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	113%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	28.89	%*
Net Investment Loss to Average Net Assets	(26.54	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Asian Equity Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-adviser, Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), seek long-term capital appreciation by investing primarily in equity securities of companies in the Asia-Pacific region, excluding Japan.

The Portfolio offers four classes of shares — Class I, Class A, Class L and Class C. On April 30, 2015, the Portfolio commenced offering Class C shares and suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (4) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$—	$18	$—	$18
Automobiles	—	24	—	24
Banks	17	126	—	143
Chemicals	—	22	—	22
Commercial Services & Supplies	—	7	—	7
Construction & Engineering	12	10	—	22

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Distributors	$—	$12	$—	$12
Diversified Consumer Services	8	—	—	8
Diversified Financial Services	—	47	—	47
Diversified Telecommunication Services	—	30	—	30
Electronic Equipment, Instruments & Components	—	42	—	42
Food Products	—	32	—	32
Health Care Providers & Services	—	4	—	4
Hotels, Restaurants & Leisure	—	10	—	10
Household Durables	—	26	—	26
Independent Power Producers & Energy Traders	—	5	—	5
Industrial Conglomerates	—	70	—	70
Insurance	—	41	—	41
Internet & Catalog Retail	11	—	—	11
Internet Software & Services	18	106	—	124
Machinery	10	3	—	13
Media	—	4	—	4
Multi-Utilities	—	11	—	11
Multi-line Retail	—	10	—	10
Personal Products	—	26	—	26
Pharmaceuticals	—	9	42	51
Real Estate Management & Development	—	45	—	45
Semiconductors & Semiconductor Equipment	1	56	—	57
Specialty Retail	—	17	—	17
Tech Hardware, Storage & Peripherals	—	122	—	122
Textiles, Apparel & Luxury Goods	—	63	—	63
Trading Companies & Distributors	—	4	—	4
Transportation Infrastructure	—	10	—	10
Wireless Telecommunication Services	—	54	—	54
Total Common Stocks	77	1,066	42	1,185
Investment Company	84	—	—	84
Participation Notes	—	69	—	69
Short-Term Investment
Investment Company	9	—	—	9
Total Assets	$170	$1,135	$42	$1,347

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2015, securities with a total value of approximately $42,000 transferred from Level 2 to Level 3. Securities that were valued using other significant observable inputs at December 31, 2014 were valued using significant unobservable inputs at December 31, 2015.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stock (000)
Beginning Balance	$—
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	42
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$42
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2015	$—

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2015. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at December 31, 2015 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Pharmaceuticals
Common Stock	$42	Market Transaction Method	Precedent Transaction	$0.23		$0.23		$0.23		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.5%		16.5%		16.5%		Decrease
			Long-Term Growth Rate	2.0%		3.0%		2.5%		Increase
		Market Comparable Companies	Enterprise Value/ EBITDA	11.5	x	15.8	x	11.5	x	Increase
			Discount for Lack of Marketability/ Company Specific Risk	30.0%		30.0%		30.0%		Decrease

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

As of December 31, 2015, the Portfolio did not have any open foreign currency forward exchange contracts.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) by type of derivative contract for the year ended December 31, 2015 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(6)

For the year ended December 31, 2015, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$42,000

5.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

6.  Redemption Fees: The Portfolio will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares and Class C shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.95%	0.90%

For the year ended December 31, 2015, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.45% for Class I shares, 1.80% for Class A shares, 2.30% for Class L shares and 2.55% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2015, approximately $70,000 of advisory fees were waived and approximately $231,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Trustees. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"),

a wholly-owned subsidiary of the Adviser and Sub-Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $8,135,000 and $16,967,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2015, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2015 (000)
$419	$11,080	$11,490	$—	@	$9

@ Amount is less than $500.

During the year ended December 31, 2015, the Portfolio incurred approximately $1,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator, Sub-Adviser and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly,

no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$4	$521	$656	$360

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on certain equity securities designated as passive

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Distributions in Excess of Net Investment Income (000)	Distributions in Excess of Net Realized Gain (000)	Paid-in- Capital (000)
$(34)	$40	$(6)

At December 31, 2015, the Portfolio had no distributable earnings on a tax basis.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2015, the Portfolio deferred to January 1, 2016 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$—	$96

I. Other: At December 31, 2015, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 58.8%.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Asian Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Asian Equity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Asian Equity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2016

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2015.

The Portfolio designated and paid approximately $521,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2015. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $24,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $20,000 and has derived net income from sources within foreign countries amounting to approximately $176,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

35

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2016 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIAEANN
1406875 EXP. 02.28.17

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Insight Portfolio

Annual Report

December 31, 2015

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	24
Federal Tax Notice	25
U.S. Privacy Policy	26
Director and Officer Information	29

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Insight Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2016

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Expense Example (unaudited)

Insight Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Insight Portfolio Class I	$1,000.00	$944.90	$1,019.91	$5.15	$5.35	1.05%
Insight Portfolio Class A	1,000.00	943.10	1,018.15	6.86	7.12	1.40
Insight Portfolio Class L	1,000.00	940.00	1,015.63	9.29	9.65	1.90
Insight Portfolio Class C	1,000.00	938.60	1,014.37	10.51	10.92	2.15

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited)

Insight Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2015, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of -5.58%, net of fees. The Portfolio's Class I shares underperformed the Portfolio's benchmark, the Russell 3000® Value Index (the "Index"), which returned -4.13%.

Factors Affecting Performance

•  The broad stock market ended the 12-month period at nearly the same level where it started, masking the considerable gyrations stock prices endured in between. The anticipation of the U.S. Federal Reserve's (Fed) first rate increase, the persistent slide in commodity prices, and global economic weakness, especially in China, weighed on the market throughout the period. Although U.S. economic data were mixed throughout the period, the economy's slow recovery continued, sufficiently that the Fed decided in December to raise its main policy interest rate, after keeping it near zero since December 2008 to stimulate growth.

•  Slowing corporate earnings growth and a record year for merger and acquisition deals dominated the business headlines. Falling oil and raw materials prices caused considerable tumult for share prices in the energy, materials and industrials sectors. Although expectations were that consumer-oriented companies would benefit from consumers spending less at the gas pump, the boost to discretionary spending disappointed as consumers tended to pocket the savings. The U.S. dollar's strength relative to other major currencies, propelled by the Fed's move to a tightening stance while other global central banks were easing, also hurt the profits of U.S. multinational companies. Their foreign sales are worth less when translated back into U.S. dollars, and overseas demand is crimped when U.S. products become more expensive.

•  In the Portfolio, our overall stock selection detracted from relative performance during this period, although positive results from sector allocation, which is driven by our stock selection process rather than top-down decisions, partially offset the relative weakness.

•  The industrials sector was detrimental to relative returns, due to stock selection within the sector. A holding in a manufacturer of underground mining equipment was the largest detractor in the sector and in the whole Portfolio over the period.

•  Both an overweight position and stock selection in the materials sector dampened performance. The Portfolio's exposure to a company that mines minerals and produces crop fertilizers led performance in the sector lower.

•  The consumer discretionary sector also posted relative losses, primarily due to unfavorable stock selection. The biggest laggard in the sector was a holding in a U.S multinational media company.

•  Positive contributions came from the Fund's energy position. An underweight in the energy sector was beneficial, and stock selection in the sector added to performance to a lesser degree.

•  Stock selection in the financials sector was advantageous to performance, led by good performance from a position in an automobile insurance company.

•  The information technology (IT) sector added to relative gains, with positive results from our stock selection within the sector and a small boost from the Portfolio's overweight to the sector. The leading IT sector contributor was a holding in an e-commerce marketplace operating online shopping and auction services globally.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We seek to invest primarily in established and cyclical franchise companies that we believe have strong name recognition, sustainable competitive advantages, and ample growth prospects, and are trading at an attractive discount to future cash flow generation capacity or asset value. We typically favor companies with the ability to generate attractive free cash flow yields. We utilize a bottom-up stock selection process, seeking attractive investments on an individual company basis. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited) (cont'd)

Insight Portfolio

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers, as was the case during this reporting period. Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio; accordingly, we have had very little turnover in the Portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2011.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and C shares will vary from the performance of Class I shares based upon their difference inception dates and will be impacted by additional fees assessed to those classes.

Performance Compared to the Russell 3000® Value Index(1) and the Lipper Multi-Cap Core Funds Index(2)

	Period Ended December 31, 2015 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	–5.58%	—	—	15.96%
Portfolio — Class A Shares w/o sales charges(4)	–5.97	—	—	15.62
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	–10.93	—	—	14.08
Portfolio — Class L Shares w/o sales charges(4)	–6.49	—	—	15.02
Portfolio — Class C Shares w/o sales charges(5)	—	—	—	–6.42
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(5)	—	—	—	–7.23
Russell 3000® Value Index	–4.13	—	—	14.11
Lipper Multi-Cap Core Funds Index	–1.47	—	—	13.86

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 3000® Value Index measures the performance of those companies in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Multi-Cap Core Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 28, 2011.

(5)  Commenced offering on April 30, 2015.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments

Insight Portfolio

	Shares	Value (000)
Common Stocks (97.8%)
Aerospace & Defense (15.1%)
BWX Technologies, Inc.	5,328	$169
United Technologies Corp.	2,224	214
		383
Beverages (0.2%)
Big Rock Brewery, Inc. (Canada) (a)	1,422	5
Chemicals (3.5%)
Mosaic Co. (The)	3,174	88
Commercial Services & Supplies (2.2%)
Copart, Inc. (a)	1,489	57
Diversified Financial Services (5.3%)
Berkshire Hathaway, Inc., Class B (a)	418	55
Leucadia National Corp.	4,492	78
		133
Health Care Equipment & Supplies (5.1%)
Intuitive Surgical, Inc. (a)	235	128
Health Care Technology (0.2%)
Castlight Health, Inc., Class B (a)(b)	1,512	6
Hotels, Restaurants & Leisure (1.4%)
Bojangles', Inc. (a)	1,168	18
Habit Restaurants, Inc. (The) (a)(b)	550	13
Wingstop, Inc. (a)	161	4
		35
Household Durables (4.2%)
Garmin Ltd.	2,832	105
Industrial Conglomerates (4.6%)
Koninklijke Philips N.V. (Netherlands)	4,544	116
Information Technology Services (5.3%)
PayPal Holdings, Inc. (a)	3,675	133
Insurance (9.3%)
Progressive Corp. (The)	3,486	111
RenaissanceRe Holdings Ltd.	1,103	125
		236
Internet Software & Services (7.1%)
eBay, Inc. (a)	4,327	119
GrubHub, Inc. (a)	1,036	25
Shutterstock, Inc. (a)(b)	407	13
Twitter, Inc. (a)	982	23
		180
Leisure Products (1.1%)
Vista Outdoor, Inc. (a)	615	27
Machinery (15.1%)
Joy Global, Inc.	7,698	97
Manitowoc Co., Inc. (The)	11,173	171
Terex Corp.	6,091	113
		381
	Shares	Value (000)
Media (6.4%)
News Corp., Class A	3,400	$45
Time Warner, Inc.	1,818	118
		163
Metals & Mining (1.1%)
Dominion Diamond Corp. (Canada) (a)	2,709	28
Software (4.3%)
Solera Holdings, Inc.	1,966	108
Specialty Retail (0.3%)
Container Store Group, Inc. (The) (a)	825	7
Trading Companies & Distributors (4.0%)
Fastenal Co.	2,480	101
Transportation Infrastructure (2.0%)
BBA Aviation PLC (United Kingdom)	18,393	51
Total Common Stocks (Cost $2,648)		2,471
	No. of Warrants
Warrant (0.0%)
Real Estate Management & Development (0.0%)
Tejon Ranch Co., expires 8/31/16 (a) (Cost $1)	119	—	@
	Shares
Short-Term Investments (2.3%)
Securities held as Collateral on Loaned Securities (1.3%)
Investment Company (1.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	28,411	28
	Face Amount (000)
Repurchase Agreements (0.2%)
Barclays Capital, Inc., (0.32%, dated 12/31/15, due 1/4/16; proceeds $1; fully collateralized by a U.S. Government obligation; 2.00% due 11/30/22; valued at $1)	$1	1
Merrill Lynch & Co., Inc., (0.31%, dated 12/31/15, due 1/4/16; proceeds $4; fully collateralized by a U.S. Government agency security; 4.00% due 11/20/45; valued at $4)	4	4
		5
Total Securities held as Collateral on Loaned Securities (Cost $33)		33

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Insight Portfolio

	Shares	Value (000)
Investment Company (1.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $26)	25,887	$26
Total Short-Term Investments (Cost $59)		59
Total Investments (100.1%) (Cost $2,708) Including $32 of Securities Loaned (c)(d)		2,530
Liabilities in Excess of Other Assets (–0.1%)		(2)
Net Assets (100.0%)		$2,528

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2015.

(c)  The approximate fair value and percentage of net assets, $51,000 and 2.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(d)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $2,709,000. The aggregate gross unrealized appreciation is approximately $187,000 and the aggregate gross unrealized depreciation is approximately $366,000 resulting in net unrealized depreciation of approximately $179,000.

@  Value is less than $500.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	30.4%
Aerospace & Defense	15.4
Machinery	15.3
Insurance	9.5
Internet Software & Services	7.2
Media	6.5
Diversified Financial Services	5.3
Information Technology Services	5.3
Health Care Equipment & Supplies	5.1
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2015.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Insight Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $2,654)	$2,476
Investments in Securities of Affiliated Issuer, at Value (Cost $54)	54
Total Investments in Securities, at Value (Cost $2,708)	2,530
Cash	1
Due from Adviser	47
Receivable for Portfolio Shares Sold	28
Dividends Receivable	—	@
Receivable from Affiliate	—	@
Other Assets	37
Total Assets	2,643
Liabilities:
Payable for Portfolio Shares Redeemed	57
Collateral on Securities Loaned, at Value	33
Payable for Professional Fees	12
Payable for Custodian Fees	7
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	—	@
Other Liabilities	6
Total Liabilities	115
Net Assets	$2,528
Net Assets Consist Of:
Paid-in-Capital	$2,700
Accumulated Undistributed Net Investment Income	3
Accumulated Net Realized Gain	3
Unrealized Appreciation (Depreciation) on:
Investments	(178)
Net Assets	$2,528

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Insight Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2015 (000)
CLASS I:
Net Assets	$1,981
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	176,790
Net Asset Value, Offering and Redemption Price Per Share	$11.21
CLASS A:
Net Assets	$399
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	35,593
Net Asset Value, Redemption Price Per Share	$11.21
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.62
Maximum Offering Price Per Share	$11.83
CLASS L:
Net Assets	$90
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	8,128
Net Asset Value, Offering and Redemption Price Per Share	$11.02
CLASS C:
Net Assets	$58
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,314
Net Asset Value, Offering and Redemption Price Per Share	$11.00
(1) Including: Securities on Loan, at Value:	$32

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Insight Portfolio

Statement of Operations	Year Ended December 31, 2015 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $—@ of foreign Taxes Withheld)	$46
Income from Securities Loaned — Net	1
Dividends from Security of Affiliated Issuer (Note G)	—	@
Total Investment Income	47
Expenses:
Professional Fees	76
Registration Fees	44
Custodian Fees (Note F)	24
Advisory Fees (Note B)	21
Shareholder Reporting Fees	14
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	1
Shareholder Services Fees — Class A (Note D)	1
Distribution and Shareholder Services Fees — Class L (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	—	@
Administration Fees (Note C)	2
Pricing Fees	2
Sub Transfer Agency Fees — Class I	—	@
Sub Transfer Agency Fees — Class A	—	@
Sub Transfer Agency Fees — Class L	—	@
Sub Transfer Agency Fees — Class C	—	@
Directors' Fees and Expenses	—	@
Other Expenses	9
Total Expenses	201
Expenses Reimbursed by Adviser (Note B)	(143)
Waiver of Advisory Fees (Note B)	(21)
Reimbursement of Class Specific Expenses — Class I (Note B)	(2)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	30
Net Investment Income	17
Realized Gain (Loss):
Investments Sold	203
Foreign Currency Transactions	(—	@)
Net Realized Gain	203
Change in Unrealized Appreciation (Depreciation):
Investments	(376)
Foreign Currency Translations	(—	@)
Net Change in Unrealized Appreciation (Depreciation)	(376)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(173)
Net Decrease in Net Assets Resulting from Operations	$(156)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Insight Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$17	$8
Net Realized Gain	203	353
Net Change in Unrealized Appreciation (Depreciation)	(376)	(220)
Net Increase (Decrease) in Net Assets Resulting from Operations	(156)	141
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(15)	(5)
Net Realized Gain	(256)	(331)
Class A:
Net Investment Income	(2)	(— @)
Net Realized Gain	(53)	(38)
Class L:
Net Investment Income	(— @)	(— @)
Net Realized Gain	(16)	(9)
Class C:
Net Investment Income	(— @)	—
Net Realized Gain	(7)	—
Total Distributions	(349)	(383)
Capital Share Transactions:(1)
Class I:
Subscribed	188	—
Distributions Reinvested	270	335
Redeemed	(53)	(11)
Class A:
Subscribed	320	25
Distributions Reinvested	52	35
Redeemed	(121)	(16)
Class L:
Subscribed	129	—
Distributions Reinvested	15	6
Redeemed	(80)	(70)
Class C:
Subscribed	72 *	—
Distributions Reinvested	6 *	—
Redeemed	(10)*	—
Net Increase in Net Assets Resulting from Capital Share Transactions	788	304
Total Increase in Net Assets	283	62
Net Assets:
Beginning of Period	2,245	2,183
End of Period (Including Accumulated Undistributed Net Investment Income of $3 and $3)	$2,528	$2,245

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Insight Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2015 (000)		Year Ended December 31, 2014 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	14		—
Shares Issued on Distributions Reinvested	23		24
Shares Redeemed	(4)		(1)
Net Increase in Class I Shares Outstanding	33		23
Class A:
Shares Subscribed	24		2
Shares Issued on Distributions Reinvested	4		2
Shares Redeemed	(9)		(1)
Net Increase in Class A Shares Outstanding	19		3
Class L:
Shares Subscribed	10		—
Shares Issued on Distributions Reinvested	2		— @@
Shares Redeemed	(7)		(4)
Net Increase (Decrease) in Class L Shares Outstanding	5		(4)
Class C:
Shares Subscribed	6	*	—
Shares Issued on Distributions Reinvested	—	@@*	—
Shares Redeemed	(1	)*	—
Net Increase in Class C Shares Outstanding	5		—

*  For the period April 30, 2015 through December 31, 2015.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Insight Portfolio

	Class I
	Year Ended December 31,				Period from December 28, 2011^ to
Selected Per Share Data and Ratios	2015	2014	2013	2012	December 31, 2011
Net Asset Value, Beginning of Period	$13.65	$15.40	$11.86	$10.06	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.10	0.06	0.18	0.17	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	(0.82)	0.87	4.52	2.59	0.06
Total from Investment Operations	(0.72)	0.93	4.70	2.76	0.06
Distributions from and/or in Excess of:
Net Investment Income	(0.10)	(0.04)	(0.16)	(0.14)	—
Net Realized Gain	(1.62)	(2.64)	(1.00)	(0.82)	—
Total Distributions	(1.72)	(2.68)	(1.16)	(0.96)	—
Net Asset Value, End of Period	$11.21	$13.65	$15.40	$11.86	$10.06
Total Return++	(5.58)%	6.66%	40.20%	27.47%	0.60	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,981	$1,968	$1,859	$12	$10
Ratio of Expenses to Average Net Assets (1)	1.04%+	1.04%+	1.04%+	1.04%+	1.05	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.78%+	0.44%+	1.25%+	1.47%+	(0.94	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.01%	0.01%	N/A
Portfolio Turnover Rate	55%	82%	51%	62%	0	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	7.50%	7.69%	10.83%	11.61%	380.17	%*
Net Investment Loss to Average Net Assets	(5.68)%	(6.21)%	(8.54)%	(9.10)%	(380.06	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Insight Portfolio

	Class A
	Year Ended December 31,					Period from December 28, 2011^ to
Selected Per Share Data and Ratios	2015	2014	2013		2012	December 31, 2011
Net Asset Value, Beginning of Period	$13.66	$15.43	$11.86		$10.06	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.05	0.01	0.07		0.14	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	(0.82)	0.87	4.58		2.59	0.06
Total from Investment Operations	(0.77)	0.88	4.65		2.73	0.06
Distributions from and/or in Excess of:
Net Investment Income	(0.06)	(0.01)	(0.08)		(0.11)	—
Net Realized Gain	(1.62)	(2.64)	(1.00)		(0.82)	—
Total Distributions	(1.68)	(2.65)	(1.08)		(0.93)	—
Net Asset Value, End of Period	$11.21	$13.66	$15.43		$11.86	$10.06
Total Return++	(5.97)%	6.41%	39.73%		27.21%	0.60	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$399	$230	$209		$1,144	$815
Ratio of Expenses to Average Net Assets (1)	1.39%+	1.39%+	1.30	%+^^	1.29%+	1.30	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.42%+	0.09%+	0.50	%+	1.22%+	(1.19	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.01%		0.01%	N/A
Portfolio Turnover Rate	55%	82%	51%		62%	0	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	8.32%	8.91%	13.79%		11.86%	380.42	%*
Net Investment Loss to Average Net Assets	(6.51)%	(7.43)%	(11.99)%		(9.35)%	(380.31	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.30% for Class A shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Insight Portfolio

	Class L
	Year Ended December 31,					Period from December 28, 2011^ to
Selected Per Share Data and Ratios	2015	2014	2013		2012	December 31, 2011
Net Asset Value, Beginning of Period	$13.50	$15.35	$11.85		$10.06	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.01)	(0.06)	0.08		0.08	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	(0.82)	0.86	4.49		2.58	0.06
Total from Investment Operations	(0.83)	0.80	4.57		2.66	0.06
Distributions from and/or in Excess of:
Net Investment Income	(0.03)	(0.01)	(0.07)		(0.05)	—
Net Realized Gain	(1.62)	(2.64)	(1.00)		(0.82)	—
Total Distributions	(1.65)	(2.65)	(1.07)		(0.87)	—
Net Asset Value, End of Period	$11.02	$13.50	$15.35		$11.85	$10.06
Total Return++	(6.49)%	5.83%	39.13%		26.52%	0.60	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$90	$47	$115		$12	$10
Ratio of Expenses to Average Net Assets (1)	1.89%+	1.89%+	1.84	%+^^	1.79%+	1.80	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.09)%+	(0.41)%+	0.54	%+	0.72%+	(1.70	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.01%		0.01%	N/A
Portfolio Turnover Rate	55%	82%	51%		62%	0	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	10.04%	10.64%	12.31%		12.36%	380.92	%*
Net Investment Loss to Average Net Assets	(8.24)%	(9.16)%	(9.93)%		(9.85)%	(380.82	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.80% for Class L shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Insight Portfolio

	Class C
Selected Per Share Data and Ratios	Period from April 30, 2015^ to December 31, 2015
Net Asset Value, Beginning of Period	$13.47
Loss from Investment Operations:
Net Investment Loss†	(0.08)
Net Realized and Unrealized Loss	(0.74)
Total from Investment Operations	(0.82)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)
Net Realized Gain	(1.62)
Total Distributions	(1.65)
Net Asset Value, End of Period	$11.00
Total Return++	(6.42	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$58
Ratios of Expenses to Average Net Assets (1)	2.14	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.91	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	55%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	12.97	%*
Net Investment Loss to Average Net Assets	(11.74	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Insight Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established and cyclical companies with market capitalizations within the range of companies included in the Russell 3000® Value Index.

The Portfolio offers four classes of shares — Class I, Class A, Class L and Class C. On April 30, 2015, the Portfolio commenced offering Class C shares and suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$383	$—	$—	$383
Beverages	5	—	—	5
Chemicals	88	—	—	88
Commercial Services & Supplies	57	—	—	57
Diversified Financial Services	133	—	—	133
Health Care Equipment & Supplies	128	—	—	128
Health Care Technology	6	—	—	6
Hotels, Restaurants & Leisure	35	—	—	35
Household Durables	105	—	—	105
Industrial Conglomerates	116	—	—	116
Information Technology Services	133	—	—	133
Insurance	236	—	—	236
Internet Software & Services	180	—	—	180
Leisure Products	27	—	—	27
Machinery	381	—	—	381
Media	163	—	—	163
Metals & Mining	28	—	—	28
Software	108	—	—	108
Specialty Retail	7	—	—	7
Trading Companies & Distributors	101	—	—	101
Transportation Infrastructure	—	51	—	51
Total Common Stocks	2,420	51	—	2,471

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)		Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Warrant	$—	@	$—	$—	$—	@
Short-Term Investments
Investment Companies	54		—	—	54
Repurchase Agreements	—		5	—	5
Total Short-Term Investments	54		5	—	59
Total Assets	$2,474		$56	$—	$2,530

@  Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2015, the Portfolio did not have any investments transfer between investment levels. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$32	(a)	$—	$32	(b)(c)	$0

(a) Represents market value of loaned securities at period end.

(b) The Portfolio received cash collateral of approximately $33,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures". ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$33	$—	$—	$—	$33
Total Borrowings	$33	$—	$—	$—	$33
Gross amount of recognized liabilities for securities lending transactions					$33

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement,

paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2015, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.40% for Class A shares, 1.90% for Class L shares and 2.15% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2015, approximately $21,000 of advisory fees were waived and approximately $150,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $2,021,000 and $1,273,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2015, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2015 (000)
$206	$1,257	$1,409	$—	@	$54

@ Amount is less than $500.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency
22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$127	$223	$82	$301

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Accumulated Undistributed Net Investment Income (000)			Accumulated Net Realized Gain (000)		Paid-in- Capital (000)
$	(—	@)	$—	@	$—

At December 31, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$3	$5

@ Amount is less than $500

I. Other: At December 31, 2015, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 72.9%.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Insight Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Insight Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Insight Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2016

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2015. For corporate shareholders, 22.2% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $223,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2015. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $38,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

33

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2016 Morgan Stanley. Morgan Stanley Distribution, Inc.

  IFIINSGTANN
1405338 EXP. 02.28.17

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Insight Portfolio

Annual Report

December 31, 2015

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	24
Federal Tax Notice	25
U.S. Privacy Policy	26
Director and Officer Information	29

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Insight Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2016

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Expense Example (unaudited)

Global Insight Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Insight Portfolio Class I	$1,000.00	$920.30	$1,018.40	$6.53	$6.87	1.35%
Global Insight Portfolio Class A	1,000.00	919.00	1,016.64	8.22	8.64	1.70
Global Insight Portfolio Class L	1,000.00	915.80	1,014.12	10.62	11.17	2.20
Global Insight Portfolio Class C	1,000.00	915.30	1,012.85	11.83	12.43	2.45

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited)

Global Insight Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2015, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –5.02%, net of fees. The Portfolio's Class I shares underperformed the Portfolio's benchmark, the MSCI All Country World Index (the "Index"), which returned –2.36%.

Factors Affecting Performance

•  Global equity markets were slightly down for the 12-month period. A backdrop of weak global economic growth, intensifying concerns about China's slowdown, shifting sentiment about central bank policies and a sustained decline in commodity prices weighed on the markets throughout the year. On a regional basis, Japan's 9.6% gain outperformed the S&P 500 Index's flat return of 1.4% and Europe's modest 2.8% decline, while emerging market equities suffered a double-digit loss, down 14.9% (as measured by the MSCI Japan Index, MSCI Europe Index and MSCI Emerging Markets Index, respectively).

•  Within the Portfolio, the materials sector led underperformance relative to the Index for the period. Our stock selection in the sector was most detrimental, and an overweight position there also hurt performance. While many of the Portfolio's materials stocks performed poorly during the period, a holding in a U.K.-based global mining company was the largest detractor in the sector and second-largest detractor in the overall Portfolio.

•  The health care sector was a relatively weak performer for the Portfolio. Both stock selection and an underweight position in the sector were unfavorable in this reporting period. In particular, the Portfolio was hurt by a position in a U.S. health care information company that provides a technology platform for companies and consumers to compare pricing for health care and medical procedures.

•  Stock selection in the industrials sector also detracted from performance, with underperformance led by a holding in a U.S. construction crane and foodservice refrigeration manufacturer.

•  The main positive contributors to performance included stock selection and an underweight position in the financials sector. A Bermuda-based reinsurance provider added the most value in the sector.

•  Relative gains in the information technology sector were driven by our stock selection. A U.K.-based online takeout food ordering platform that operates in Europe, South America, Australia and Canada was the sector's top contributor.

•  The Portfolio's underweight exposure to the energy sector was advantageous during the period, as the sector was the worst performer in the Index.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We seek to invest primarily in established and cyclical franchise companies that we believe have strong name recognition, sustainable competitive advantages, and ample growth prospects, and are trading at an attractive discount to future cash flow generation capacity or asset value. We typically favor companies with the ability to generate attractive free cash flow yields. We utilize a bottom-up stock selection process, seeking attractive investments on an individual company basis. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers, as was the case during this reporting period. Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio; accordingly, we have had very little turnover in the Portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited) (cont'd)

Global Insight Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2011.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and C shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes.

Performance Compared to the MSCI All Country World Index(1) and the Lipper Global Small/Mid-Cap Funds Index(2)

	Period Ended December 31, 2015 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	–5.02%	—	—	11.80%
Portfolio — Class A Shares w/o sales charges(4)	–5.32	—	—	11.48
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	–10.27	—	—	10.00
Portfolio — Class L Shares w/o sales charges(4)	–5.87	—	—	10.89
Portfolio — Class C Shares w/o sales charges(5)	—	—	—	–10.67
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(5)	—	—	—	–11.49
MSCI All Country World Index	–2.36	—	—	10.03
Lipper Global Small/Mid-Cap Funds Index	–0.68	—	—	9.97

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in expenses.

(1)  The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Small/Mid-Cap Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Small/Mid-Cap Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Small/Mid-Cap Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 28, 2011.

(5)  Commenced offering on April 30, 2015.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments

Global Insight Portfolio

	Shares	Value (000)
Common Stocks (93.2%)
Australia (0.9%)
Kathmandu Holdings Ltd.	16,308	$17
Brazil (2.3%)
GAEC Educacao SA	9,192	32
JHSF Participacoes SA (a)	27,643	9
Vale SA (Preference)	1,674	4
		45
Canada (3.2%)
Bombardier, Inc. (a)	37,251	36
Dominion Diamond Corp. (a)	2,792	29
		65
China (0.8%)
Jumei International Holding Ltd. ADR (a)	1,758	16
France (9.5%)
Christian Dior SE	783	133
Eurazeo SA	824	57
		190
Germany (4.5%)
ThyssenKrupp AG	3,068	61
windeln.de AG (a)(b)	628	7
Zalando SE (a)(b)	570	22
		90
Greece (0.7%)
Titan Cement Co., SA (Preference) (a)	1,462	14
Italy (2.0%)
Brunello Cucinelli SpA	1,064	19
Tamburi Investment Partners SpA	5,604	20
		39
Korea, Republic of (1.8%)
NAVER Corp. (a)	66	37
Netherlands (4.4%)
Koninklijke Philips N.V.	3,428	87
Singapore (1.2%)
Mandarin Oriental International Ltd.	16,000	25
Spain (1.3%)
Baron de Ley (a)	221	27
Sweden (1.4%)
Investment AB Kinnevik	886	27
Switzerland (3.9%)
Nestle SA (Registered)	1,044	77
United Kingdom (9.5%)
Anglo American PLC	2,490	11
BBA Aviation PLC	44,280	123
Daily Mail & General Trust PLC	3,357	35
Just Eat PLC (a)	2,874	21
		190
	Shares		Value (000)
United States (45.8%)
BWX Technologies, Inc.	2,989		$95
Castlight Health, Inc., Class B (a)(c)	995		4
Cosan Ltd., Class A	5,952		22
eBay, Inc. (a)	2,738		75
Garmin Ltd.	2,171		81
Intuitive Surgical, Inc. (a)	142		78
Joy Global, Inc.	2,998		38
Manitowoc Co., Inc. (The)	5,928		91
Mosaic Co. (The)	969		27
PayPal Holdings, Inc. (a)	2,437		88
RenaissanceRe Holdings Ltd.	771		87
Terex Corp.	2,038		38
Time Warner, Inc.	1,163		75
United Technologies Corp.	1,220		117
			916
Total Common Stocks (Cost $2,033)			1,862
Participation Note (0.1%)
Italy (0.1%)
Tamburi Investment Partners SpA, Equity Linked Notes, expires 6/30/20 (a) (Cost $1)	2,697		1
Short-Term Investments (0.4%)
Securities held as Collateral on Loaned Securities (0.2%)
Investment Company (0.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	3,832		4
	Face Amount (000)
Repurchase Agreements (0.0%)
Barclays Capital, Inc., (0.32%, dated 12/31/15, due 1/4/16; proceeds $—@; fully collateralized by a U.S. Government obligation; 2.00% due 11/30/22; valued at $—@)	$—	@	—	@
Merrill Lynch & Co., Inc., (0.31%, dated 12/31/15, due 1/4/16; proceeds $—@; fully collateralized by a U.S. Government agency security; 4.00% due 11/20/45; valued at $—@)	—	@	—	@
			—	@
Total Securities held as Collateral on Loaned Securities (Cost $4)			4

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Global Insight Portfolio

	Shares	Value (000)
Investment Company (0.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $4)	3,661	$4
Total Short-Term Investments (Cost $8)		8
Total Investments (93.7%) (Cost $2,042) Including $4 of Securities Loaned (d)(e)		1,871
Other Assets in Excess of Liabilities (6.3%)		126
Net Assets (100.0%)		$1,997

(a)  Non-income producing security.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  All or a portion of this security was on loan at December 31, 2015.

(d)  The approximate fair value and percentage of net assets, $851,000 and 42.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(e)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $2,062,000. The aggregate gross unrealized appreciation is approximately $171,000 and the aggregate gross unrealized depreciation is approximately $362,000 resulting in net unrealized depreciation of approximately $191,000.

@  Value is less than $500.

ADR  American Depositary Receipt.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	44.4%
Aerospace & Defense	13.3
Machinery	9.0
Textiles, Apparel & Luxury Goods	8.1
Internet Software & Services	7.1
Transportation Infrastructure	6.6
Media	5.9
Metals & Mining	5.6
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2015.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Insight Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $2,034)	$1,863
Investments in Securities of Affiliated Issuer, at Value (Cost $8)	8
Total Investments in Securities, at Value (Cost $2,042)	1,871
Foreign Currency, at Value (Cost —@)	—	@
Cash	—	@
Receivable for Portfolio Shares Sold	57
Due from Adviser	49
Receivable for Investments Sold	9
Dividends Receivable	1
Tax Reclaim Receivable	1
Receivable from Affiliate	—	@
Other Assets	39
Total Assets	2,027
Liabilities:
Payable for Professional Fees	12
Payable for Custodian Fees	8
Collateral on Securities Loaned, at Value	4
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	—	@
Other Liabilities	6
Total Liabilities	30
Net Assets	$1,997
Net Assets Consist Of:
Paid-in-Capital	$2,210
Distributions in Excess of Net Investment Income	(21)
Distributions in Excess of Net Realized Gain	(21)
Unrealized Appreciation (Depreciation) on:
Investments	(171)
Foreign Currency Translations	(—	@)
Net Assets	$1,997

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Insight Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2015 (000)
CLASS I:
Net Assets	$1,560
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	154,865
Net Asset Value, Offering and Redemption Price Per Share	$10.07
CLASS A:
Net Assets	$335
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	33,197
Net Asset Value, Redemption Price Per Share	$10.10
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.56
Maximum Offering Price Per Share	$10.66
CLASS L:
Net Assets	$86
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	8,597
Net Asset Value, Offering and Redemption Price Per Share	$10.01
CLASS C:
Net Assets	$16
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,619
Net Asset Value, Offering and Redemption Price Per Share	$9.99
(1) Including: Securities on Loan, at Value:	$4

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Insight Portfolio

Statement of Operations	Year Ended December 31, 2015 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $2 of Foreign Taxes Withheld)	$35
Income from Securities Loaned — Net	2
Dividends from Security of Affiliated Issuer (Note G)	—	@
Total Investment Income	37
Expenses:
Professional Fees	83
Registration Fees	43
Custodian Fees (Note F)	29
Advisory Fees (Note B)	19
Shareholder Reporting Fees	12
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	1
Pricing Fees	6
Administration Fees (Note C)	2
Shareholder Services Fees — Class A (Note D)	1
Distribution and Shareholder Services Fees — Class L (Note D)	—	@
Distribution and Shareholder Services Fees — Class C (Note D)	—	@
Sub Transfer Agency Fees — Class I	—	@
Sub Transfer Agency Fees — Class A	—	@
Sub Transfer Agency Fees — Class L	—	@
Sub Transfer Agency Fees — Class C	—	@
Other Expenses	13
Total Expenses	215
Expenses Reimbursed by Adviser (Note B)	(162)
Waiver of Advisory Fees (Note B)	(19)
Reimbursement of Class Specific Expenses — Class I (Note B)	(2)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	27
Net Investment Income	10
Realized Gain (Loss):
Investments Sold	93
Foreign Currency Transactions	(—	@)
Net Realized Gain	93
Change in Unrealized Appreciation (Depreciation):
Investments	(219)
Foreign Currency Translations	(—	@)
Net Change in Unrealized Appreciation (Depreciation)	(219)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(126)
Net Decrease in Net Assets Resulting from Operations	$(116)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Insight Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$10	$26
Net Realized Gain	93	166
Net Change in Unrealized Appreciation (Depreciation)	(219)	(240)
Net Decrease in Net Assets Resulting from Operations	(116)	(48)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(27)	(13)
Net Realized Gain	(107)	(164)
Class A:
Net Investment Income	(4)	(1)
Net Realized Gain	(23)	(22)
Class L:
Net Investment Income	(— @)	(— @)
Net Realized Gain	(2)	(2)
Class C:
Net Investment Income	(— @)	—
Net Realized Gain	(1)	—
Total Distributions	(164)	(202)
Capital Share Transactions:(1)
Class I:
Subscribed	170	155
Distributions Reinvested	131	175
Redeemed	(13)	(18)
Class A:
Subscribed	187	29
Distributions Reinvested	27	21
Redeemed	(24)	(12)
Class L:
Subscribed	63	15
Distributions Reinvested	1	1
Class C:
Subscribed	19 *	—
Distributions Reinvested	1 *	—
Net Increase in Net Assets Resulting from Capital Share Transactions	562	366
Total Increase in Net Assets	282	116
Net Assets:
Beginning of Period	1,715	1,599
End of Period (Including Distributions in Excess of Net Investment Income of $(21) and $(18))	$1,997	$1,715

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Insight Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2015 (000)		Year Ended December 31, 2014 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	14		11
Shares Issued on Distributions Reinvested	13		15
Shares Redeemed	(1)		(1)
Net Increase in Class I Shares Outstanding	26		25
Class A:
Shares Subscribed	15		2
Shares Issued on Distributions Reinvested	3		2
Shares Redeemed	(2)		(1)
Net Increase in Class A Shares Outstanding	16		3
Class L:
Shares Subscribed	6		1
Shares Issued on Distributions Reinvested	—	@@	— @@
Net Increase in Class L Shares Outstanding	6		1
Class C:
Shares Subscribed	2	*	—
Shares Issued on Distributions Reinvested	—	@@*	—
Net Increase in Class C Shares Outstanding	2		—

*  For the period April 30, 2015 through December 31, 2015.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Insight Portfolio

	Class I
	Year Ended December 31,				Period from December 28, 2011^ to
Selected Per Share Data and Ratios	2015	2014	2013	2012	December 31, 2011
Net Asset Value, Beginning of Period	$11.55	$13.42	$11.99	$10.07	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.07	0.20	0.30	0.31	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	(0.62)	(0.56)	3.32	2.53	0.07
Total from Investment Operations	(0.55)	(0.36)	3.62	2.84	0.07
Distributions from and/or in Excess of:
Net Investment Income	(0.18)	(0.11)	(0.45)	(0.49)	—
Net Realized Gain	(0.75)	(1.40)	(1.74)	(0.43)	—
Total Distributions	(0.93)	(1.51)	(2.19)	(0.92)	—
Net Asset Value, End of Period	$10.07	$11.55	$13.42	$11.99	$10.07
Total Return++	(5.02)%	(2.65)%	30.89%	28.31%	0.70	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,560	$1,490	$1,397	$12	$10
Ratio of Expenses to Average Net Assets (1)	1.35%+	1.35%+	1.35%+	1.35%+	1.35	%+*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.58%+	1.49%+	2.17%+	2.74%+	(1.27	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00%§	N/A
Portfolio Turnover Rate	62%	67%	59%	41%	0	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	10.84%	10.82%	14.22%	16.10%	381.10	%*
Net Investment Loss to Average Net Assets	(8.91)%	(7.98)%	(10.70)%	(12.01)%	(381.02	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Insight Portfolio

	Class A
	Year Ended December 31,					Period from December 28, 2011^ to
Selected Per Share Data and Ratios	2015	2014	2013		2012	December 31, 2011
Net Asset Value, Beginning of Period	$11.58	$13.45	$11.99		$10.07	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.02	0.15	0.01		0.28	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	(0.61)	(0.55)	3.56		2.53	0.07
Total from Investment Operations	(0.59)	(0.40)	3.57		2.81	0.07
Distributions from and/or in Excess of:
Net Investment Income	(0.14)	(0.07)	(0.37)		(0.46)	—
Net Realized Gain	(0.75)	(1.40)	(1.74)		(0.43)	—
Total Distributions	(0.89)	(1.47)	(2.11)		(0.89)	—
Net Asset Value, End of Period	$10.10	$11.58	$13.45		$11.99	$10.07
Total Return++	(5.32)%	(2.97)%	30.52%		28.04%	0.70	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$335	$199	$189		$1,151	$816
Ratio of Expenses to Average Net Assets (1)	1.70%+	1.70%+	1.60	%+^^	1.60%+	1.60	%+*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.17%+	1.14%+	0.07	%+	2.49%+	(1.52	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.01%		0.00%§	N/A
Portfolio Turnover Rate	62%	67%	59%		41%	0	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	11.74%	12.14%	13.62%		16.35%	381.35	%*
Net Investment Loss to Average Net Assets	(9.87)%	(9.30)%	(11.95)%		(12.26)%	(381.27	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.70% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.60% for Class A shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Insight Portfolio

	Class L
	Year Ended December 31,					Period from December 28, 2011^ to
Selected Per Share Data and Ratios	2015	2014	2013		2012	December 31, 2011
Net Asset Value, Beginning of Period	$11.49	$13.39	$11.98		$10.07	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.03)	0.08	0.12		0.23	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	(0.61)	(0.54)	3.37		2.51	0.07
Total from Investment Operations	(0.64)	(0.46)	3.49		2.74	0.07
Distributions from and/or in Excess of:
Net Investment Income	(0.09)	(0.04)	(0.34)		(0.40)	—
Net Realized Gain	(0.75)	(1.40)	(1.74)		(0.43)	—
Total Distributions	(0.84)	(1.44)	(2.08)		(0.83)	—
Net Asset Value, End of Period	$10.01	$11.49	$13.39		$11.98	$10.07
Total Return++	(5.87)%	(3.43)%	29.82%		27.36%	0.70	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$86	$26	$13		$12	$10
Ratio of Expenses to Average Net Assets (1)	2.20%+	2.20%+	2.13	%+^^	2.10%+	2.10	%+*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.26)%+	0.64%+	0.93	%+	1.99%+	(2.01	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00	%§	0.00%§	N/A
Portfolio Turnover Rate	62%	67%	59%		41%	0	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	17.24%	20.95%	17.73%		16.85%	381.85	%*
Net Investment Loss to Average Net Assets	(15.30)%	(18.11)%	(14.67)%		(12.76)%	(381.76	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.20% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.10% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Insight Portfolio

	Class C
Selected Per Share Data and Ratios	Period from April 30, 2015^ to December 31, 2015
Net Asset Value, Beginning of Period	$12.10
Loss from Investment Operations:
Net Investment Loss†	(0.07)
Net Realized and Unrealized Loss	(1.19)
Total from Investment Operations	(1.26)
Distributions from and/or in Excess of:
Net Investment Income	(0.10)
Net Realized Gain	(0.75)
Total Distributions	(0.85)
Net Asset Value, End of Period	$9.99
Total Return++	(10.67	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$16
Ratios of Expenses to Average Net Assets (1)	2.45	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.94	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	62%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	23.24	%*
Net Investment Loss to Average Net Assets	(21.73	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Insight Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in established and cyclical companies located throughout the world with market capitalizations within the range of companies included in the MSCI All Country World Index.

The Portfolio offers four classes of shares — Class I, Class A, Class L and Class C. On April 30, 2015, the Portfolio commenced offering Class C shares and suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service;

(4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$248	$—	$—	$248
Beverages	—	27	—	27
Capital Markets	—	20	—	20
Chemicals	27	—	—	27
Construction Materials	14	—	—	14
Diversified Consumer Services	—	32	—	32
Diversified Financial Services	—	84	—	84
Food Products	—	77	—	77
Health Care Equipment & Supplies	78	—	—	78
Health Care Technology	4	—	—	4

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Hotels, Restaurants & Leisure	$—	$25		$—	$25
Household Durables	81	—		—	81
Industrial Conglomerates	—	87		—	87
Information Technology Services	88	—		—	88
Insurance	87	—		—	87
Internet & Catalog Retail	16	29		—	45
Internet Software & Services	75	58		—	133
Machinery	167	—		—	167
Media	75	35		—	110
Metals & Mining	29	76		—	105
Oil, Gas & Consumable Fuels	22	—		—	22
Real Estate Management & Development	—	9		—	9
Specialty Retail	—	17		—	17
Textiles, Apparel & Luxury Goods	—	152		—	152
Transportation Infrastructure	—	123		—	123
Total Common Stocks	1,011	851		—	1,862
Participation Note	1	—		—	1
Short-Term Investments
Investment Companies	8	—		—	8
Repurchase Agreements	—	—	@	—	—	@
Total Short-Term Investments	8	—	@	—	8
Total Assets	$1,020	$851		$—	$1,871

@  Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2015, securities with a total value of approximately $14,000 transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at December 31, 2014 were valued using unadjusted quoted prices at December 31, 2015. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities.

In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$4	(a)	$—	$(4	)(b)(c)	$0

(a) Represents market value of loaned securities at period end.

(b) The Portfolio received cash collateral of approximately $4,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Financings, and Disclosures". ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$4	$—	$—	$—	$4
Total Borrowings	$4	$—	$—	$—	$4
Gross amount of recognized liabilities for securities lending transactions					$4

6.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
1.00%	0.95%

For the year ended December 31, 2015, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.35% for Class I shares, 1.70% for Class A shares, 2.20% for Class L shares and 2.45% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2015, approximately $19,000 of advisory fees were waived and approximately $169,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $1,477,000 and $1,131,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2015, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2015 (000)
$135	$896	$1,023	$—	@	$8

@ Amount is less than $500.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$110	$54	$93	$109

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Distributions in Excess of Net Investment Income (000)	Distributions in Excess of Net Realized Gain (000)	Paid-in- Capital (000)
$18	$(17)	$(1)

At December 31, 2015, the Portfolio had no distributable earnings on a tax basis.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2015, the Portfolio deferred to January 1, 2016 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$2	$20

I. Other: At December 31, 2015, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 71.3%.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Insight Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Insight Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Insight Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2016

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2015. For corporate shareholders, 9.5% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $54,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2015. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $27,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

• Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

33

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2016 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGIANN
1406350 EXP. 02.28.17

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Fixed Income Opportunities Portfolio

(formerly Emerging Markets External Debt Portfolio)

Annual Report

December 31, 2015

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	31
U.S. Privacy Policy	32
Director and Officer Information	35

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Emerging Markets Fixed Income Opportunities Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon

President and Principal Executive Officer

January 2016

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Expense Example (unaudited)

Emerging Markets Fixed Income Opportunities Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Fixed Income Opportunities Portfolio Class I	$1,000.00	$969.30	$1,021.02	$4.12	$4.23	0.83%
Emerging Markets Fixed Income Opportunities Portfolio Class A	1,000.00	967.20	1,019.16	5.95	6.11	1.20
Emerging Markets Fixed Income Opportunities Portfolio Class L	1,000.00	964.90	1,017.90	7.18	7.37	1.45
Emerging Markets Fixed Income Opportunities Portfolio Class C	1,000.00	962.90	1,015.38	9.65	9.91	1.95
Emerging Markets Fixed Income Opportunities Portfolio Class IS	1,000.00	968.30	1,021.07	4.07	4.18	0.82

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited)

Emerging Markets Fixed Income Opportunities Portfolio

The Portfolio seeks high total return by investing at least 80% of its assets in debt securities of issuers located in emerging market countries, which may include U.S. dollar-denominated, local currency, and corporate debt securities.

Performance

Following close of business on September 25, 2015, Morgan Stanley Institutional Fund, Inc. Emerging Markets Domestic Debt Portfolio merged into Morgan Stanley Institutional Fund, Inc. Emerging Markets External Debt Portfolio. In conjunction with this Reorganization, the Portfolio was renamed Morgan Stanley Institutional Fund, Inc. Emerging Markets Fixed Income Opportunities Portfolio and changed its principal investment policy. In addition, effective on the consummation of the Reorganization, the Portfolio changed its benchmark from the J.P. Morgan Emerging Markets Bond Global Index(1) to a blend of three broad indices ("Blended Index") comprised of one-third J.P. Morgan Emerging Markets Bond Global Index (which returned 1.23% for the year), one-third J.P. Morgan GBI-EM Global Diversified Index(2) (which returned -14.92% for the year) and one third J.P. Morgan CEMBI Broad Diversified Index(3) (which returned 1.30% for the year). The Fund's new Performance Linked benchmark, the Emerging Markets Fixed Income Blend Index(4) which reflects the performance of the J.P. Morgan Emerging Markets Bond Global Index from the beginning of the fiscal period to September 25, 2015 and the performance of the Blended Index for the period thereafter to December 31, 2015, returned 0.46%.

Factors Affecting Performance

For the full 12 months ended December 31, 2015, the J.P. Morgan Emerging Markets Bond Global Index posted a 1.23% return. The Fund's Performance Linked benchmark, the Emerging Markets Fixed Income Blend Index (represented by performance of the J.P. Morgan Emerging Markets Bond Global Index for periods from the beginning of the fiscal year to September 25, 2015 and the Blended Index for periods thereafter through December 31, 2015) returned 0.46%.

•  In 2015, downgrades to the outlook for global economic growth, particularly in China, pressured commodity prices, especially oil, which touched multi-year lows. Geopolitics and idiosyncratic events added to the headwinds facing investors, driving an increase in market volatility, a modest rise in U.S. Treasury yields, and further depreciation in emerging market (EM) currencies.

•  Economic weakness in Europe was met by quantitative easing (QE) support by the European Central Bank (ECB), lowering yields across Europe and driving a search for yield, which benefited assets of EM European countries. However, the ECB failed to fully commit to an open-ended QE program. This was in contrast to steady growth in the U.S., supporting the U.S. Federal Reserve's (Fed) December decision to hike interest rates for the first time in over nine years, which, leading up to the event, contributed to broad U.S. dollar strength and an appreciation of the dollar versus the euro of over 10%.(i)

•  EM external sovereign and quasi-sovereign debt performed in line with corporate debt and outperformed domestic debt, as currencies weakened versus the dollar. Higher-yielding, lower-quality countries, such as Ukraine, Argentina, Russia, and Venezuela, outperformed investment grade countries, such as Brazil, Colombia, Mexico, South Africa, and Indonesia. However, beginning in 2016, Brazil will no longer be classified as investment grade by the major index providers after being downgraded by S&P and Fitch in 2015 due to ongoing economic challenges and political dysfunction amid a far-reaching corruption investigation. In Ukraine, after a de-escalation in tensions with Russia, the government completed a debt restructuring with external creditors, which, along with supportive actions by the Russian Central Bank, drove a strong rally in Russian and Ukrainian assets over the year. In Latin America, opposition wins in Venezuela and Argentina brought political change and spurred hope for new economic policies to revive the challenged economies.

•  For the 12-month period, contributing to the Portfolio's relative performance versus the Emerging Markets Fixed Income Blend Index were the Portfolio's overweight position in Venezuela and security selection in China, the Philippines, and South Africa, as well as an underweight position in Turkey.

•  Conversely, relative to the Emerging Markets Fixed Income Blend Index, exposure to EM domestic debt and the use of U.S. Treasury futures to hedge U.S. interest rate duration detracted from relative performance in the period. Security selection in

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited) (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

Brazil, Colombia, and Russia also detracted from relative performance, as did underweight positions in Ukraine, and Argentina.

Management Strategies

•  Over the next few months, the primary risks that we will continue to monitor include the potential for rising U.S. interest rates; the path of Chinese economic growth, currency and monetary policy; and the direction of commodity prices.

•  We expect U.S. rates to remain range-bound until we get more clarity on the likely direction of the U.S. economy and inflation. The inflationary environment should remain relatively benign for the world as a whole, especially given continued low energy price pressures. We don't expect an EM "Taper Tantrum II" after the December Fed hike, but certainly some volatility spikes, especially among the weaker EM sovereigns, are possible. We plan to take advantage of market reactions that are overshooting fundamentals. With the first Fed hike behind us, the focus has shifted to the pace of future hikes. We believe that EM assets can handle, and are priced for, two to three rate hikes in 2016 but remain vulnerable to any hawkish surprises, especially if such policy surprises do not reflect an upward assessment in U.S./global growth prospects, but instead reveal incipient inflationary concerns.

•  Broadly, we expect a modest rebound in EM growth in 2016 and 2017 as the negative impact from Brazil and Russia lessen. In China, we continue to believe that the country will avoid a hard landing, supported by higher frequency economic indicators pointing to an ongoing stabilization at a lower level of growth. Risks remain on the downside.

•  Despite a narrowing of the emerging market/developed market growth differential and a weakening of fundamentals since the global financial crisis, EM economies are still in better health than they were 10 to 15 years ago with lower levels of external debt as a percentage of gross domestic product (GDP), freely floating exchange rates, relatively large buffers in the form of foreign currency reserves, and growing local debt markets supported by generally robust and well-capitalized banking systems, limiting the risks of external funding pressures inflicting severe damage on their economies. In the absence of extremely attractive valuations and/or an improving fundamental outlook, EM economies must recommit to structural reforms to address economic challenges and restore widespread faith by the investment community. The election of reform-minded candidates, like those in Indonesia, India, and most recently Argentina, are steps in the right direction for these economies. There may even be some scope for political reforms in Venezuela after the opposition victory in the recent congressional elections. For long-term investors, EM debt still offers attractive real yields for an investment grade asset (on average, but deteriorating), providing relative yield advantages and potential spread compression, which could provide a buffer should interest rates rise in the U.S. With many in the market forecasting moderate growth and low inflation, we believe EM debt should perform reasonably well for investors looking for diversification, yield, and total return potential.

•  Following close of business on September 25, 2015, Morgan Stanley Institutional Fund, Inc. ("MSIF") — Emerging Markets Domestic Debt Portfolio merged into MSIF Emerging Markets External Debt Portfolio ("Portfolio"). In conjunction with the merger, the Portfolio was renamed "MSIF Emerging Markets Fixed Income Opportunities Portfolio" and changed its principal investment policy such that under normal circumstances, it seeks to achieve its investment objective of high total return by investing at least 80% of its assets in debt securities of issuers located in emerging market countries, which may include U.S. dollar-denominated, local currency, and corporate debt securities. In addition, the Portfolio changed its benchmark from the J.P. Morgan Emerging Markets Bond Global Index to a blend of three broad indices: one-third J.P. Morgan Emerging Markets Bond Global Index, one-third J.P. Morgan GBI-EM Global Diversified Index and one-third J.P. Morgan CEMBI Broad Diversified Index.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited) (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on May 24, 2012.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the J.P. Morgan Emerging Markets Bond Global Index(1), J.P. Morgan GBI-EM Global Diversified Index(2), J.P. Morgan CEMBI Broad Diversified Index(3), the Emerging Markets Fixed Income Blend Index(4) and the Lipper Emerging Markets Hard Currency Debt Funds Index(5)

	Period Ended December 31, 2015 Total Returns(6)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Portfolio — Class I Shares w/o sales charges(7)	–1.83%	—	—	1.71%
Portfolio — Class A Shares w/o sales charges(7)	–2.14	—	—	1.36
Portfolio — Class A Shares with maximum 4.25% sales charges(7)	–6.31	—	—	0.16
Portfolio — Class L Shares w/o sales charges(7)	–2.53	—	—	1.05
Portfolio — Class C Shares w/o sales charges(9)	—	—	—	–6.95
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(9)	—	—	—	–7.84
Portfolio — Class IS Shares w/o sales charges(8)	–1.83	—	—	1.48
	Period Ended December 31, 2015 Total Returns(6)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
J.P. Morgan Emerging Markets Bond Global Index	1.23%	—	—	3.64%
J.P. Morgan GBI-EM Global Diversified Index	–14.92	—	—	–5.11
J.P. Morgan CEMBI Broad Diversified Index	1.30	—	—	4.22
Emerging Markets Fixed Income Blend Index	0.46	—	—	3.42
Lipper Emerging Markets Hard Currency Debt Funds Index	–3.01	—	—	1.69

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in expenses.

(1)  The J.P. Morgan Emerging Markets Bond Global Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (GBI-EM Global Diversified Index) tracks local currency government bonds issued by emerging markets. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified Index) which tracks performance of corporate issued debt instruments issued by emerging markets. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)  The Emerging Markets Fixed Income Blend Index is a performance linked benchmark of the old and new benchmark of the Portfolio, the old represented by J.P. Morgan Emerging Markets Bond Global Index for period from the Portfolio's inception to September 25, 2015 and the new Blended Index which consists of 1/3 J.P. Morgan EMBI Global Index, 1/3 J.P. Morgan GBI-EM Global Diversified Index, 1/3 J.P. Morgan CEMBI Broad Diversified Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. Following close of business on September 25, 2015, Morgan Stanley Institutional Fund, Inc. Emerging Markets Domestic Debt Portfolio merged into Morgan Stanley Institutional Fund, Inc. Emerging Markets External Debt Portfolio. In conjunction with this Reorganization, the Portfolio was renamed Morgan Stanley Institutional Fund, Inc. Emerging Markets Fixed Income Opportunities Portfolio and changed its principal investment policy. In addition, the Portfolio's benchmark was changed to the Blended Index after the Reorganization.

(5)  The Lipper Emerging Markets Hard Currency Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Hard Currency Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Hard Currency Debt Funds classification.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited) (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

(6)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(7)  Commenced operations on May 24, 2012.

(8)  Commenced offering on September 13, 2013.

(9)  Commenced offering on April 30, 2015.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments

Emerging Markets Fixed Income Opportunities Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (96.2%)
Angola (0.9%)
Sovereign (0.9%)
Republic of Angola, 9.50%, 11/12/25 (a)		$210	$196
Argentina (2.1%)
Corporate Bond (2.1%)
YPF SA,
8.88%, 12/19/18		460	466
Brazil (5.3%)
Corporate Bond (0.5%)
Odebrecht Offshore Drilling Finance Ltd.,
6.75%, 10/1/23 (a)		425	102
Sovereign (4.8%)
Brazil Letras do Tesouro Nacional,
0.00%, 7/1/17 - 1/1/19	BRL	3,366	600
Brazilian Government International Bond,
4.88%, 1/22/21		$311	288
5.00%, 1/27/45		238	160
			1,048
			1,150
Chile (1.7%)
Corporate Bonds (1.7%)
Cencosud SA,
5.15%, 2/12/25		200	186
Empresa Electrica Angamos SA,
4.88%, 5/25/29 (a)		200	179
			365
China (5.4%)
Corporate Bonds (5.4%)
Country Garden Holdings Co., Ltd.,
7.50%, 3/9/20		435	464
KWG Property Holding Ltd.,
8.25%, 8/5/19		450	468
West China Cement Ltd.,
6.50%, 9/11/19		250	264
			1,196
Colombia (3.8%)
Corporate Bond (0.2%)
Ecopetrol SA,
5.88%, 5/28/45		60	43
Sovereign (3.6%)
Colombia Government International Bond,
4.38%, 3/21/23	COP	254,000	67
5.00%, 6/15/45		$266	223
11.75%, 2/25/20		116	151
Colombian TES,
10.00%, 7/24/24	COP	797,300	278
11.00%, 7/24/20		210,000	74
			793
			836
	Face Amount (000)		Value (000)
Croatia (1.0%)
Sovereign (1.0%)
Croatia Government International Bond,
5.50%, 4/4/23		$220	$224
Dominican Republic (2.4%)
Sovereign (2.4%)
Dominican Republic International Bond,
6.85%, 1/27/45 (a)		460	436
7.45%, 4/30/44 (a)		100	101
			537
Ecuador (1.0%)
Sovereign (1.0%)
Ecuador Government International Bond,
10.50%, 3/24/20		260	211
Ghana (0.9%)
Sovereign (0.9%)
Republic of Ghana,
10.75%, 10/14/30 (a)		200	203
Hungary (3.7%)
Sovereign (3.7%)
Hungary Government Bond,
3.00%, 6/26/24	HUF	37,220	125
5.50%, 6/24/25		171,280	692
			817
India (3.9%)
Corporate Bonds (3.9%)
ABJA Investment Co. Pte Ltd.,
5.95%, 7/31/24		$450	377
Greenko Dutch BV,
8.00%, 8/1/19		450	474
			851
Indonesia (9.3%)
Corporate Bonds (6.0%)
Jababeka International BV,
7.50%, 9/24/19		460	437
MPM Global Pte Ltd.,
6.75%, 9/19/19		450	422
Pakuwon Prima Pte Ltd.,
7.13%, 7/2/19		450	450
			1,309
Sovereign (3.3%)
Indonesia Treasury Bond,
9.00%, 3/15/29	IDR	9,902,000	719
			2,028
Ivory Coast (1.9%)
Sovereign (1.9%)
Ivory Coast Government International Bond,
5.38%, 7/23/24 (a)		$200	178
5.75%, 12/31/32		274	245
			423
The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

	Face Amount (000)		Value (000)
Jamaica (1.7%)
Corporate Bond (1.7%)
Digicel Group Ltd.,
8.25%, 9/30/20		$460	$382
Kenya (1.8%)
Sovereign (1.8%)
Kenya Government International Bond,
6.88%, 6/24/24 (a)		450	396
Malaysia (3.0%)
Sovereign (3.0%)
Malaysia Government Bond,
3.39%, 3/15/17	MYR	208	49
3.96%, 9/15/25		1,750	400
4.16%, 7/15/21		215	51
4.18%, 7/15/24		430	100
4.50%, 4/15/30		245	56
			656
Mexico (9.9%)
Corporate Bonds (1.8%)
Alfa SAB de CV,
6.88%, 3/25/44		$200	187
Nemak SAB de CV,
5.50%, 2/28/23		200	201
			388
Sovereign (8.1%)
Mexican Bonos,
10.00%, 12/5/24	MXN	8,245	603
Series M
8.00%, 6/11/20		5,600	358
Petroleos Mexicanos,
3.50%, 1/30/23		$79	69
4.88%, 1/24/22		780	753
			1,783
			2,171
Namibia (1.0%)
Sovereign (1.0%)
Namibia International Bonds,
5.25%, 10/29/25 (a)		232	217
Nigeria (1.9%)
Corporate Bond (1.9%)
GTB Finance BV,
6.00%, 11/8/18		450	417
Pakistan (2.1%)
Sovereign (2.1%)
Islamic Republic of Pakistan,
8.25%, 9/30/25 (a)		450	460
Peru (0.5%)
Sovereign (0.5%)
Peruvian Government International Bond (Units),
6.95%, 8/12/31 (b)	PEN	380	104
	Face Amount (000)		Value (000)
Philippines (4.8%)
Corporate Bonds (4.8%)
Petron Corp.,
7.50%, 8/6/18 (c)(d)		$480	$495
Royal Capital B.V.,
5.50%, 5/5/21 (c)(d)		570	554
			1,049
Poland (2.3%)
Sovereign (2.3%)
Poland Government Bond,
3.25%, 7/25/25	PLN	475	125
4.00%, 10/25/23		915	253
5.75%, 10/25/21 - 9/23/22		400	120
			498
Romania (1.1%)
Sovereign (1.1%)
Romania Government Bond,
4.75%, 2/24/25	RON	865	225
5.85%, 4/26/23		50	14
			239
Russia (6.6%)
Corporate Bond (2.0%)
Metalloinvest Finance Ltd.,
5.63%, 4/17/20		$450	434
Sovereign (4.6%)
Russian Federal Bond — OFZ,
6.20%, 1/31/18	RUB	5,172	66
6.80%, 12/11/19		22,100	276
7.00%, 8/16/23		21,397	255
Russian Foreign Bond — Eurobond,
4.50%, 4/4/22		$400	403
			1,000
			1,434
South Africa (2.6%)
Sovereign (2.6%)
South Africa Government Bond,
6.75%, 3/31/21	ZAR	1,170	68
8.00%, 1/31/30		8,451	464
10.50%, 12/21/26		600	41
			573
Thailand (1.4%)
Sovereign (1.4%)
Thailand Government Bond,
3.63%, 6/16/23	THB	10,100	304
Turkey (5.3%)
Corporate Bond (2.1%)
Finansbank AS,
6.25%, 4/30/19		$450	473

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

	Face Amount (000)		Value (000)
Sovereign (3.2%)
Turkey Government Bond,
7.10%, 3/8/23	TRY	365	$104
8.00%, 3/12/25		60	18
9.00%, 3/8/17 - 7/24/24		1,478	475
10.40%, 3/20/24		290	98
			695
			1,168
United Arab Emirates (4.1%)
Corporate Bonds (4.1%)
DP World Ltd.,
6.85%, 7/2/37		$450	444
MAF Global Securities Ltd.,
7.13%, 10/29/18 (c)(d)		450	458
			902
Venezuela (2.8%)
Sovereign (2.8%)
Petroleos de Venezuela SA,
6.00%, 11/15/26		1,642	608
Total Fixed Income Securities (Cost $22,645)			21,081
	No. of Warrants
Warrant (0.0%)
Venezuela (0.0%)
Venezuela Government International Bond, Oil-Linked Payment Obligation, expires 4/15/20 (d)(e) (Cost $—)		495	3
	Shares	Value (000)
Short-Term Investment (1.4%)
Investment Company (1.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $315)	314,627	$315
Total Investments (97.6%) (Cost $22,960) (f)(g)		21,399
Other Assets in Excess of Liabilities (2.4%)		533
Net Assets (100.0%)		$21,932

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(c)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of December 31, 2015.

(d)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2015.

(e)  Security has been deemed illiquid at December 31, 2015.

(f)  Securities are available for collateral in connection with open foreign currency forward exchange contracts.

(g)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $23,124,000. The aggregate gross unrealized appreciation is approximately $121,000 and the aggregate gross unrealized depreciation is approximately $1,846,000 resulting in net unrealized depreciation of approximately $1,725,000.

OFZ  Obilgatsyi Federal'novo Zaima (Russian Federal Loan Obligation)

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at December 31, 2015:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Deutsche Bank AG	CLP	35,000		$49	1/4/16	$—	@
Deutsche Bank AG		$50	CLP	35,000	1/4/16	(1)
JPMorgan Chase Bank NA	CLP	35,000		$50	1/4/16	—	@
JPMorgan Chase Bank NA	IDR	1,590,000		$114	1/4/16	(1)
JPMorgan Chase Bank NA	IDR	805,000		$58	1/4/16	(—	@)
JPMorgan Chase Bank NA	IDR	785,000		$57	1/4/16	(—	@)
JPMorgan Chase Bank NA	TRY	220		$75	1/4/16	(—	@)
JPMorgan Chase Bank NA	TRY	370		$126	1/4/16	(1)
JPMorgan Chase Bank NA	TRY	196		$67	1/4/16	—	@
JPMorgan Chase Bank NA		$49	CLP	35,000	1/4/16	(—	@)
JPMorgan Chase Bank NA		$56	IDR	785,000	1/4/16	1
JPMorgan Chase Bank NA		$59	IDR	805,000	1/4/16	(1)
JPMorgan Chase Bank NA		$115	IDR	1,590,000	1/4/16	—	@
JPMorgan Chase Bank NA		$121	TRY	352	1/4/16	—	@
JPMorgan Chase Bank NA		$45	TRY	134	1/4/16	1
JPMorgan Chase Bank NA		$101	TRY	300	1/4/16	2
JPMorgan Chase Bank NA	BRL	260		$66	1/5/16	—	@
JPMorgan Chase Bank NA	BRL	652		$164	1/5/16	(1)
JPMorgan Chase Bank NA	BRL	400		$102	1/5/16	1
JPMorgan Chase Bank NA	BRL	261		$67	1/5/16	1
JPMorgan Chase Bank NA	BRL	251		$64	1/5/16	1
JPMorgan Chase Bank NA		$105	BRL	400	1/5/16	(4)

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

Foreign Currency Forward Exchange Contracts (cont'd):

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA		$69	BRL	261	1/5/16	$(3)
JPMorgan Chase Bank NA		$64	BRL	251	1/5/16	(1)
JPMorgan Chase Bank NA		$67	BRL	260	1/5/16	(1)
JPMorgan Chase Bank NA		$167	BRL	652	1/5/16	(2)
JPMorgan Chase Bank NA	PHP	5,500		$116	1/6/16	(1)
JPMorgan Chase Bank NA	PHP	5,400		$113	1/6/16	(2)
JPMorgan Chase Bank NA		$36	PHP	1,700	1/6/16	— @
JPMorgan Chase Bank NA		$233	PHP	11,000	1/6/16	1
JPMorgan Chase Bank NA		$109	PHP	5,200	1/6/16	1
JPMorgan Chase Bank NA	INR	7,600		$113	1/11/16	(2)
JPMorgan Chase Bank NA		$113	INR	7,600	1/11/16	2
JPMorgan Chase Bank NA		$112	INR	7,500	1/11/16	2
JPMorgan Chase Bank NA	MYR	629		$146	1/19/16	(1)
JPMorgan Chase Bank NA	RUB	16,950		$238	1/19/16	7
JPMorgan Chase Bank NA		$56	MYR	241	1/19/16	— @
JPMorgan Chase Bank NA		$56	RUB	4,000	1/19/16	(1)
Deutsche Bank AG		$72	ZAR	1,092	1/25/16	(2)
JPMorgan Chase Bank NA	MXN	3,560		$207	1/25/16	1
JPMorgan Chase Bank NA	PEN	1,080		$318	1/25/16	2
JPMorgan Chase Bank NA		$105	COP	350,000	1/25/16	5
Deutsche Bank AG	CLP	35,000		$50	1/28/16	1
JPMorgan Chase Bank NA	HUF	118,201		$413	1/28/16	6
JPMorgan Chase Bank NA	RON	89		$22	1/28/16	— @
JPMorgan Chase Bank NA		$282	PLN	1,100	1/28/16	(2)
JPMorgan Chase Bank NA	IDR	805,000		$59	1/29/16	1
JPMorgan Chase Bank NA	TRY	240		$81	1/29/16	(— @)
JPMorgan Chase Bank NA		$67	TRY	196	1/29/16	(— @)
JPMorgan Chase Bank NA	BRL	280		$71	2/2/16	1
JPMorgan Chase Bank NA		$162	BRL	652	2/2/16	1
						$11

BRL  —  Brazilian Real

CLP  —  Chilean Peso

COP  —  Colombian Peso

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

INR  —  Indian Rupee

MXN  —  Mexican Peso

MYR  —  Malaysian Ringgit

PEN  —  Peruvian Nuevo Sol

PHP  —  Philippine Peso

PLN  —  Polish Zloty

RON  —  Romanian New Leu

RUB  —  Russian Ruble

THB  —  Thai Baht

TRY  —  Turkish Lira

ZAR  —  South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Sovereign	59.4%
Corporate Bonds	39.1
Other*	1.5
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $11,000.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Emerging Markets Fixed Income Opportunities Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $22,645)	$21,084
Investment in Security of Affiliated Issuer, at Value (Cost $315)	315
Total Investments in Securities, at Value (Cost $22,960)	21,399
Foreign Currency, at Value (Cost $190)	191
Cash	8
Interest Receivable	402
Due from Adviser	73
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	38
Dividends Receivable	—	@
Receivable from Affiliate	—	@
Receivable for Portfolio Shares Sold	—	@
Other Assets	43
Total Assets	22,154
Liabilities:
Payable for Investments Purchased	78
Payable for Professional Fees	59
Payable for Custodian Fees	28
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	27
Payable for Directors' Fees and Expenses	7
Deferred Capital Gain Country Tax	3
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	1
Payable for Administration Fees	2
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	13
Total Liabilities	222
Net Assets	$21,932
Net Assets Consist Of:
Paid-in-Capital	$28,972
Distributions in Excess of Net Investment Income	(113)
Accumulated Net Realized Loss	(5,372)
Unrealized Appreciation (Depreciation) on:
Investments	(1,561)
Foreign Currency Forward Exchange Contracts	11
Foreign Currency Translations	(5)
Net Assets	$21,932

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Emerging Markets Fixed Income Opportunities Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2015 (000)
CLASS I:
Net Assets	$19,219
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,253,106
Net Asset Value, Offering and Redemption Price Per Share	$8.53
CLASS A:
Net Assets	$1,103
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	129,362
Net Asset Value, Redemption Price Per Share	$8.52
Maximum Sales Load	4.25%
Maximum Sales Charge	$0.38
Maximum Offering Price Per Share	$8.90
CLASS L:
Net Assets	$735
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	86,299
Net Asset Value, Offering and Redemption Price Per Share	$8.51
CLASS C:
Net Assets	$202
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	23,755
Net Asset Value, Offering and Redemption Price Per Share	$8.52
CLASS IS:
Net Assets	$673
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	78,874
Net Asset Value, Offering and Redemption Price Per Share	$8.53

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Emerging Markets Fixed Income Opportunities Portfolio

Statement of Operations	Year Ended December 31, 2015 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $6 of Foreign Taxes Withheld)	$1,834
Dividends from Security of Affiliated Issuer (Note G)	2
Dividends from Securities of Unaffiliated Issuers	1
Total Investment Income	1,837
Expenses:
Advisory Fees (Note B)	212
Professional Fees	120
Registration Fees	61
Custodian Fees (Note F)	49
Administration Fees (Note C)	23
Shareholder Reporting Fees	21
Pricing Fees	13
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	2
Shareholder Services Fees — Class A (Note D)	1
Distribution and Shareholder Services Fees — Class L (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Directors' Fees and Expenses	1
Sub Transfer Agency Fees — Class I	— @
Sub Transfer Agency Fees — Class A	— @
Other Expenses	15
Total Expenses	526
Waiver of Advisory Fees (Note B)	(212)
Expenses Reimbursed by Adviser (Note B)	(71)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	237
Net Investment Income	1,600
Realized Gain (Loss):
Investments Sold (Net of $3 of Capital Gain Country Tax)	(2,349)
Foreign Currency Forward Exchange Contracts	103
Foreign Currency Transactions	103
Futures Contracts	(5)
Net Realized Loss	(2,148)
Change in Unrealized Appreciation (Depreciation):
Investments	(228)
Foreign Currency Forward Exchange Contracts	11
Foreign Currency Translations	(5)
Futures Contracts	(1)
Net Change in Unrealized Appreciation (Depreciation)	(223)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(2,371)
Net Decrease in Net Assets Resulting from Operations	$(771)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Emerging Markets Fixed Income Opportunities Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,600	$1,053
Net Realized Loss	(2,148)	(374)
Net Change in Unrealized Appreciation (Depreciation)	(223)	15
Net Increase (Decrease) in Net Assets Resulting from Operations	(771)	694
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,138)	(1,013)
Class A:
Net Investment Income	(45)	(13)
Class L:
Net Investment Income	(28)	(5)
Class C:
Net Investment Income	(5)	—
Class IS:
Net Investment Income	(430)	(1)
Total Distributions	(1,646)	(1,032)
Capital Share Transactions:(1)
Class I:
Subscribed	834	241
Issued due to a tax-free reorganization	2,383	—
Distributions Reinvested	97	30
Redeemed	(1,155)	(852)
Class A:
Subscribed	36	181
Issued due to a tax-free reorganization	937	—
Distributions Reinvested	35	3
Redeemed	(152)	(80)
Class L:
Subscribed	—	—
Issued due to a tax-free reorganization	722	—
Distributions Reinvested	23	— @
Redeemed	(85)	—
Class C:
Subscribed	210 *	—
Distributions Reinvested	4 *	—
Class IS:
Subscribed	18,208	—
Issued due to a tax-free reorganization	8	—
Distributions Reinvested	403	—
Redeemed	(17,050)	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	5,458	(477)
Redemption Fees	— @	—
Total Increase (Decrease) in Net Assets	3,041	(815)
Net Assets:
Beginning of Period	18,891	19,706
End of Period (Including Distributions in Excess of Net Investment Income) and Accumulated Undistributed Net Investment Income of $(113) and $23	$21,932	$18,891

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Emerging Markets Fixed Income Opportunities Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	94	25
Shares Issued due to a tax-free reorganization	272	—
Shares Issued on Distributions Reinvested	12	3
Shares Redeemed	(131)	(86)
Net Increase (Decrease) in Class I Shares Outstanding	247	(58)
Class A:
Shares Subscribed	4	19
Shares Issued due to a tax-free reorganization	107	—
Shares Issued on Distributions Reinvested	4	— @@
Shares Redeemed	(17)	(8)
Net Increase in Class A Shares Outstanding	98	11
Class L:
Shares Subscribed	—	—
Shares Issued due to a tax-free reorganization	83	—
Shares Issued on Distributions Reinvested	3	— @@
Shares Redeemed	(10)	—
Net Increase in Class L Shares Outstanding	76	—
Class C:
Shares Subscribed	23 *	—
Shares Issued on Distributions Reinvested	1 *	—
Net Increase in Class C Shares Outstanding	24	—
Class IS:
Shares Subscribed	1,934	—
Shares Issued due to a tax-free reorganization	1	—
Shares Issued on Distributions Reinvested	43	—
Shares Redeemed	(1,900)	—
Net Increase in Class IS Shares Outstanding	78	—

*  For the period April 30, 2015 through December 31, 2015.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class I
	Year Ended December 31,			Period from May 24, 2012^ to
Selected Per Share Data and Ratios	2015	2014	2013	December 31, 2012
Net Asset Value, Beginning of Period	$9.22	$9.40	$11.11	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.52	0.51	0.53	0.30
Net Realized and Unrealized Gain (Loss)	(0.68)	(0.19)	(1.50)	1.18
Total from Investment Operations	(0.16)	0.32	(0.97)	1.48
Distributions from and/or in Excess of:
Net Investment Income	(0.53)	(0.50)	(0.48)	(0.30)
Net Realized Gain	—	—	(0.26)	(0.07)
Total Distributions	(0.53)	(0.50)	(0.74)	(0.37)
Redemption Fees	0.00 ‡	—	0.00 ‡	—
Net Asset Value, End of Period	$8.53	$9.22	$9.40	$11.11
Total Return++	(1.83)%	3.38%	(8.79)%	14.83	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$19,219	$18,492	$19,400	$22,597
Ratio of Expenses to Average Net Assets (1)	0.83%+	0.83%+	0.84%+	0.84	%+*
Ratio of Net Investment Income to Average Net Assets (1)	5.74%+	5.23%+	5.14%+	4.63	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.01	%*
Portfolio Turnover Rate	111%	95%	94%	29	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.82%	1.91%	2.15%	2.02	%*
Net Investment Income to Average Net Assets	4.75%	4.15%	3.83%	3.45	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class A
	Year Ended December 31,				Period from May 24, 2012^ to
Selected Per Share Data and Ratios	2015	2014	2013		December 31, 2012
Net Asset Value, Beginning of Period	$9.21	$9.40	$11.11		$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.50	0.47	0.49		0.29
Net Realized and Unrealized Gain (Loss)	(0.69)	(0.19)	(1.49)		1.17
Total from Investment Operations	(0.19)	0.28	(1.00)		1.46
Distributions from and/or in Excess of:
Net Investment Income	(0.50)	(0.47)	(0.45)		(0.28)
Net Realized Gain	—	—	(0.26)		(0.07)
Total Distributions	(0.50)	(0.47)	(0.71)		(0.35)
Redemption Fees	0.00 ‡	—	0.00	‡	—
Net Asset Value, End of Period	$8.52	$9.21	$9.40		$11.11
Total Return++	(2.14)%	2.90%	(9.05)%		14.66	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,103	$291	$196		$111
Ratio of Expenses to Average Net Assets (1)	1.20%+	1.20%+	1.14	%+^^	1.09	%+*
Ratio of Net Investment Income to Average Net Assets (1)	5.61%+	4.88%+	4.88	%+	4.38	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00	%§	0.01	%*
Portfolio Turnover Rate	111%	95%	94%		29	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.49%	2.85%	2.76%		2.27	%*
Net Investment Income to Average Net Assets	4.32%	3.23%	3.26%		3.20	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.20% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.10% for Class A shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class L
	Year Ended December 31,				Period from May 24, 2012^ to
Selected Per Share Data and Ratios	2015	2014	2013		December 31, 2012
Net Asset Value, Beginning of Period	$9.22	$9.39	$11.11		$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.49	0.45	0.47		0.25
Net Realized and Unrealized Gain (Loss)	(0.72)	(0.18)	(1.51)		1.18
Total from Investment Operations	(0.23)	0.27	(1.04)		1.43
Distributions from and/or in Excess of:
Net Investment Income	(0.48)	(0.44)	(0.42)		(0.25)
Net Realized Gain	—	—	(0.26)		(0.07)
Total Distributions	(0.48)	(0.44)	(0.68)		(0.32)
Redemption Fees	0.00 ‡	—	0.00	‡	—
Net Asset Value, End of Period	$8.51	$9.22	$9.39		$11.11
Total Return++	(2.53)%	2.85%	(9.41)%		14.33	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$735	$98	$100		$111
Ratio of Expenses to Average Net Assets (1)	1.45%+	1.45%+	1.41	%+^^	1.59	%+*
Ratio of Net Investment Income to Average Net Assets (1)	5.44%+	4.62%+	4.57	%+	3.88	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00	%§	0.01	%*
Portfolio Turnover Rate	111%	95%	94%		29	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.94%	4.10%	3.07%		2.77	%*
Net Investment Income to Average Net Assets	3.95%	1.97%	2.91%		2.70	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.45% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.35% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class C
Selected Per Share Data and Ratios	Period from April 30, 2015^ to December 31, 2015
Net Asset Value, Beginning of Period	$9.52
Income (Loss) from Investment Operations:
Net Investment Income†	0.32
Net Realized and Unrealized Loss	(0.97)
Total from Investment Operations	(0.65)
Distributions from and/or in Excess of:
Net Investment Income	(0.35)
Redemption Fees	0.00	‡
Net Asset Value, End of Period	$8.52
Total Return++	(6.95	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$202
Ratios of Expenses to Average Net Assets (1)	1.95	%+*
Ratio of Net Investment Income to Average Net Assets (1)	5.34	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	111%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	6.28	%*
Net Investment Income to Average Net Assets	1.01	%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class IS
	Year Ended December 31,		Period from September 13, 2013^ to
Selected Per Share Data and Ratios	2015	2014	December 31, 2013
Net Asset Value, Beginning of Period	$9.22	$9.40	$9.65
Income (Loss) from Investment Operations:
Net Investment Income†	0.50	0.51	0.15
Net Realized and Unrealized Gain (Loss)	(0.66)	(0.19)	0.04
Total from Investment Operations	(0.16)	0.32	0.19
Distributions from and/or in Excess of:
Net Investment Income	(0.53)	(0.50)	(0.24)
Net Realized Gain	—	—	(0.20)
Total Distributions	(0.53)	(0.50)	(0.44)
Redemption Fees	0.00 ‡	—	0.00	‡
Net Asset Value, End of Period	$8.53	$9.22	$9.40
Total Return++	(1.83)%	3.39%	1.92	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$673	$10	$10
Ratio of Expenses to Average Net Assets (1)	0.82%+	0.82%+	0.81	%+^^*
Ratio of Net Investment Income to Average Net Assets (1)	5.45%+	5.25%+	5.36	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.01	%*
Portfolio Turnover Rate	111%	95%	94	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.86%	21.21%	7.70	%*
Net Investment Income (Loss) to Average Net Assets	4.41%	(15.14)%	(1.53	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.82% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Fixed Income Opportunities Portfolio (name changed on September 28, 2015, formerly Emerging Markets External Debt portfolio). The Portfolio seeks high total return by investing at least 80% of its assets in debt securities of issuers located in emerging market countries, which may include U.S. dollar-denominated, local currency, and corporate debt securities.

The Portfolio offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Portfolio commenced offering Class C shares and suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

On September 28, 2015, the Portfolio acquired the net assets of the Emerging Markets Domestic Debt Portfolio ("Emerging Markets Domestic Debt Portfolio"), an open-end investment company. Based on the respective valuations as of the close of business on September 25, 2015, pursuant to a Plan of Reorganization approved by the shareholders of Emerging Markets Domestic Debt Portfolio on September 21, 2015 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by Morgan Stanley Investment Management Inc. with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 271,765 Class I shares of the Portfolio at a net asset value of $8.77 for 282,261 Class I shares of Emerging Markets Domestic Debt Portfolio; 106,956 Class A shares of the Portfolio at a net asset value of $8.76 for 108,632 Class A shares of Emerging Markets Domestic Debt Portfolio; 82,521 Class L shares of the Portfolio at a net asset value of $8.75 for 85,876 Class L shares of Emerging Markets Domestic Debt Portfolio; 874 Class IS shares of the Portfolio at a net asset value of $8.77 for 907 Class IS shares of Emerging Markets Domestic Debt Portfolio. The net assets of Emerging Markets Domestic Debt Portfolio before the Reorganization were approximately $4,050,000, including unrealized depreciation of approximately $589,000 at September 25, 2015. The investment portfolio of Emerging Markets Domestic Debt Portfolio, with a fair value of approximately $3,079,000 and identified cost of approximately

$3,690,000 on September 25, 2015, was the principal asset acquired by the Portfolio. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from Emerging Markets Domestic Debt Portfolio was carried forward to align ongoing reporting of the Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Portfolio were approximately $18,402,000. Immediately after the Reorganization, the net assets of the Portfolio were approximately $22,452,000.

Upon closing of the Reorganization, shareholders of Emerging Markets Domestic Debt Portfolio received shares of the Portfolio as follows:

Emerging Markets Domestic Debt Portfolio	Emerging Markets Fixed Income Opportunities Portfolio
Class I	Class I
Class A	Class A
Class L	Class L
Class IS	Class IS

Assuming the acquisition had been completed on January 1, 2015, the beginning of the annual reporting period of the Portfolio, the Portfolio's pro forma results of operations for the year ended December 31, 2015, are as follows:

Net investment income(1)	$2,023,000
Net realized gain and unrealized gain/loss(2)	$(4,861,000)
Net increase (decrease) in net assets resulting from operations	$(2,838,000)

(1) Approximately $1,600,000 as reported, plus approximately $373,000 Emerging Markets Domestic Debt Portfolio prior to the Reorganization, plus approximately $50,000 of estimated pro-forma eliminated expenses.

(2) Approximately $(2,371,000) as reported, plus approximately $(2,490,000) Emerging Markets Domestic Debt Portfolio prior to the Reorganization.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Emerging Markets Domestic Debt Portfolio that have been included in the Portfolio's Statement of Operations since September 28, 2015.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) futures are valued at the latest price published by the commodities exchange on which they trade; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (8) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$8,377	$—	$8,377
Sovereign	—	12,704	—	12,704
Total Fixed Income Securities	—	21,081	—	21,081
Warrant	—	3	—	3
Short-Term Investment
Investment Company	315	—	—	315
Foreign Currency Forward Exchange Contracts	—	38	—	38
Total Assets	315	21,122	—	21,437
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(27)	—	(27)
Total	$315	$21,095	$—	$21,410

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2015, the Portfolio did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

5.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with which the Portfolio has open positions in the futures contract.

As of December 31, 2015, the Portfolio did not have any open futures contracts.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2015.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$38
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(27)

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2015 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$103
Interest Rate Risk	Futures Contract	(5)
Total		$98
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$11
Interest Rate Risk	Futures Contract	(1)
Total		$10

At December 31, 2015, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Foreign Currency Forward Exchange Contracts	$38	$(27)

(a) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Deutsche Bank AG	$1	$(1)	$—	$0
JPMorgan Chase Bank NA	37	(24)	—	13
Total	$38	$(25)	$—	$13
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Deutsche Bank AG	$3	$(1)	$—	$2
JPMorgan Chase Bank NA	24	(24)	—	0
Total	$27	$(25)	$—	$2

For the year ended December 31, 2015, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$1,718,000
Futures Contracts:
Average monthly original value	$4,276,000

6.  Redemption Fees: The Portfolio will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly.

Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2015, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class I shares, 1.20% for Class A shares, 1.45% for Class L shares, 1.95% for Class C shares and 0.82% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the date of the Reorganization or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2015, approximately $212,000 of advisory fees were waived and approximately

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

$76,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $44,279,000 and $29,532,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2015, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2015 (000)
$120	$34,313	$34,118	$2	$315

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,646	$—	$1,031	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, gains (losses) on paydowns, redemptions-in-kind, tax adjustments on debt securities sold by the Portfolio and merger adjustments, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(90)	$(2,240)	$2,330

At December 31, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$25	$—

At December 31, 2015, the Portfolio had available for Federal income tax purposes unused short-term capital losses of approximately $1,965,000 and long-term capital losses of approximately $3,365,000 that do not have an expiration date. These amounts include capital losses acquired from MSIF Emerging Markets Domestic Debt that may be subject to limitation under IRC Section 382 in future years.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

For the year ended December 31, 2015, the Portfolio realized gains from in-kind redemptions of approximately $1,147,000. The gains are not taxable income to the Portfolio.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets Fixed Income Opportunities Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Fixed Income Opportunities Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Fixed Income Opportunities Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2016

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

39

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2016 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMEDANN
1405313 EXP. 02.28.17

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Multi-Asset Portfolio

Annual Report

December 31, 2015

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	21
Statement of Operations	23
Statements of Changes in Net Assets	24
Financial Highlights	26
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	44
Federal Tax Notice	45
U.S. Privacy Policy	46
Director and Officer Information	49

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Multi-Asset Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2016

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Expense Example (unaudited)

Multi-Asset Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Multi-Asset Portfolio Class I	$1,000.00	$955.20	$1,019.81	$5.27	$5.45	1.07%
Multi-Asset Portfolio Class A	1,000.00	953.00	1,018.05	6.99	7.22	1.42
Multi-Asset Portfolio Class L	1,000.00	950.50	1,015.53	9.44	9.75	1.92
Multi-Asset Portfolio Class C	1,000.00	949.60	1,014.27	10.66	11.02	2.17
Multi-Asset Portfolio Class IS	1,000.00	955.20	1,019.96	5.13	5.30	1.04

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited)

Multi-Asset Portfolio

The Portfolio seeks total return. The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., seeks to achieve this objective with an emphasis on positive absolute return and controlling downside portfolio risk.

Performance

For the year ended December 31, 2015, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –10.60%, net of fees. The Portfolio's Class I shares underperformed the Portfolio's primary benchmark, the Bank of America/Merrill Lynch U.S. Dollar 1-month LIBID Average Index (the "Index"), which returned 0.10%, and underperformed the secondary benchmark, the Customized MSIM Global Allocation Index (comprised of 60% MSCI All Country World Index, 30% Barclays Global Aggregate Bond Index, 5% S&P GSCI Light Energy Index, and 5% Bank of America/Merrill Lynch U.S. Dollar 1-Month LIBID Average Index), which returned –3.51%. (Portfolio and benchmark index performance in U.S. dollar ("USD") terms).

Factors Affecting Performance*

•  Global equities were up 1.3% in local currency terms in 2015 (–2.4% USD), performing in line with bonds, which rose 1.3% in local currency terms (–2.6% USD), and outperforming commodities, which fell –32.9% USD.(i) The U.S. economic expansion gained momentum, and the U.S. Federal Reserve (Fed) hiked rates in December for the first time in over a decade, marking the end of the "ZIRP" (zero interest rate policy) regime. Meanwhile, China began exporting weakness to the rest of the world, and volatility spiked significantly in August as global growth fears mounted. Oil prices continued to tumble as OPEC (Organization of the Petroleum Exporting Countries) increased production, and inflation expectations fell across developed markets.

•  U.S. equities slightly outperformed global equities in 2015 (with the S&P 500 Index advancing +1.4%). Employment data finally broke out of its tepid range in October, with the unemployment rate falling to 5.0% and wage growth picking up to +2.5% year-over-year.(ii) Although strength in the labor market came as a relief, U.S. equities began to sell off in December as the realization of monetary policy normalization set in amid slowing global growth.

•  Eurozone equities gained +6.4% in local currency terms (as measured by the EUROSTOXX 50 Index) in 2015, but fell –4.4% in USD terms as the euro depreciated by –10.2% versus the U.S. dollar. Positive progress in the eurozone recovery was overshadowed by a second Greek debt crisis, which reached a boiling point in July, and then by investor fears over Europe's emerging market exposure during the sell-off in August and September. The European Central Bank (ECB) ended the year on a surprisingly hawkish note, disappointing investors by failing to increase easing measures.

•  Emerging market equities underperformed in 2015, with the MSCI Emerging Markets Index tumbling –15.0% in USD. Massive fiscal and monetary policy easing in China fueled a bubble in the Chinese equities market, which burst in June as growth data failed to respond to government efforts. Activity failed to stabilize during the second half of the year, and growth remained weak in both the manufacturing and services sectors. The MSCI China Index finished the year down –7.8% in USD after falling –28% from its April peak. Falling commodity prices and a deepening recession in Brazil (MSCI Brazil Index declined –41.4% in USD) also weighed on emerging market assets, and stalling progress on reforms halted the rally in India (MSCI India Index lost –6.1% in USD).

•  Japanese equities outperformed during 2015, with the MSCI Japan Index up +9.6% in local currency terms. Following early gains, Japan began to underperform during the second half of the year, as S&P downgraded its sovereign credit rating, citing disappointment with "Abenomics," and Japan narrowly escaped a technical recession during the third quarter.

*  Certain of the Portfolio's investment themes may, in whole or part, be implemented through the use of derivatives, including the purchase and sale of futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The Portfolio may also invest in foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. The Portfolio may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. As a result, the use of derivatives had a material effect on the Portfolio's performance during the period.

(i)  Data sources for index returns: Bloomberg L.P., FactSet. Global equities, bonds and commodities are represented by the MSCI All Country World Index, the JPMorgan Global Government Bond Index Unhedged, and the S&P GSCI Total Return Index, respectively.

(ii)  Source: U.S. Bureau of Labor Statistics, data as of December 2015.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited) (cont'd)

Multi-Asset Portfolio

•  The Portfolio's best-performing investments in 2015 were positions with indirect exposure to our China slowdown theme, including short positions in China-sensitive currencies, global machinery stocks versus global equities, and copper. However, these gains were offset by losses from positions with direct exposure to China (short Chinese A-shares, short Chinese H-shares versus global equities), as we were stopped out of the majority of these positions before the bubble in Chinese equities ultimately burst.

•  Tactical long positions in eurozone and global equities, which we initiated once sentiment reached an extreme in September, contributed positively to performance, as did our Swedish reflation theme (long Swedish krona versus Swiss franc, short Swedish versus German 10-year rates), and our long Russia theme (long Russian ruble and Russian bonds).

•  Our higher U.S. rates/Fed behind the curve theme detracted from performance: short positions in U.S. 5-year and 2-year rates, long positions in gold mining stocks versus U.S. equities and in U.S. 10-year inflation breakevens. Within this theme, short positions in U.S. credit spreads contributed positively (U.S. high yield credit spreads increased by over +200 basis points during the year(iii)).

•  Our eurozone recovery theme also detracted from performance, including long positions in eurozone versus U.S. equities, and a short position in European staples stocks versus European equities. A long position in Greek bonds contributed positively to performance.

•  Our long energy theme (long U.S. energy stocks versus U.S. equities; long Brent oil) also detracted.

Management Strategies(iv)

•  As of December 31, 2015, the Portfolio's net equity exposure was approximately –7.2%, net fixed income exposure was approximately 10.4% (–0.2% in U.S. 10-year Treasury duration-equivalent weights), and net commodities exposure was approximately –1.0%.(v)

•  Heading into 2016, we are cautious on risky assets. We expect global growth to be soft due to slowing growth in China and emerging markets, with neither stocks nor bonds generating positive returns in 2016. However, we do see pockets of opportunity in financial markets where fundamentals are still improving, such as Sweden and Europe, and where assets are mispriced: we believe that inflation in the U.S. is normalizing, and we are constructive real and inflation-sensitive assets including U.S. inflation breakevens; we believe the bull market in Japan is over, and are short Japanese equities; and we think the Chinese renminbi is still at record highs in trade-weighted terms, and that the currency is likely to depreciate further in the medium term.

•  We are short U.S. equities. The U.S. economy is in the late stages of the cycle and margins are peaking. Our earnings models point to only 2-3% earnings per share (EPS) growth in 2016 (versus consensus expectations for 7.5% EPS growth), as wages and unit labor costs rise amid disappointing growth. Taking into account our forecast for a 5% earnings miss, and our expectation for roughly 7-10% multiple compression (a Fed tightening cycle has historically caused 10-15% multiple compression, on average), we believe that U.S. equities are unlikely to produce positive returns in 2016.

•  We are long eurozone equities. We believe that the eurozone economic recovery will continue, with gross domestic product (GDP) growth accelerating to 1.8% in 2016. Eurozone unemployment has declined by 1% over the last year, and we expect this pace of cyclical improvement to persist through 2016. We also expect the weaker currency and lower energy prices to provide an ongoing tailwind. We expect GDP acceleration to drive robust earnings growth, particularly relative to the U.S., where we think the prospects for economic growth are weakening and 2016 consensus earnings expectations are likely to be disappointed. In contrast, we believe that eurozone earnings will beat consensus expectations, growing +9% in 2016 versus +7.5% expected by consensus. In addition, we expect monetary policies in the eurozone and the U.S. to continue to diverge as the Fed hikes rates while the ECB expands its balance sheet, supporting relative eurozone valuations.

(iii)  Data based on the Barclays U.S. Corporate High Yield Index.

(iv)  Source: Morgan Stanley Investment Management (MSIM) Global Multi-Asset Team analysis; consensus estimates sourced from Thomson Reuters IBES.

(v)  The Portfolio seeks total return with an emphasis on positive absolute returns while controlling downside portfolio risk. The Portfolio seeks to achieve this objective by taking long and short positions (often in the form of paired or hedged trades) in a range of equity and equity related securities of any market capitalization, bonds, currencies and commodities, which can result in negative net exposures. As the Portfolio's primary benchmark (the Bank of America Merrill Lynch U.S. Dollar 1-month LIBID Average Index) represents cash, the Portfolio will maintain, from time to time, significant exposure to a risk-free asset class.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited) (cont'd)

Multi-Asset Portfolio

•  We are short Japanese equities. We believe the bull market in Japan is over. In contrast to the hype about "Abenomics," Japanese wages and consumption have flat-lined and employment growth is anemic. According to the Bank of Japan, trend GDP growth is only 0.25%, and as the Japanese economy is already quite advanced in its economic cycle, we expect growth to continue to slow (to 0.5% real GDP growth in 2016). 2015 profits were still strong, boosted by corporate tax cuts and the lagged effects of a lower yen, but these impacts are waning. Japan's sensitivity to China also exposes its economy to weakness, and we expect the ongoing emerging markets slowdown to exacerbate the already vulnerable situation, making it particularly difficult for Japan to reach its goal of continued inflation acceleration. As a result, we expect that the market will increasingly recognize that Abenomics' three components — monetary easing, fiscal stimulus and structural reform — have largely failed.

•  We are neutral on emerging market equities. Although some leading indicators of Chinese growth had appeared to stabilize in the second half of 2015, activity has remained weak and credit, liquidity, and property momentum has since stalled. The emerging market manufacturing PMI (Purchasing Managers Index), excluding China, fell to a post-crisis low in November and remains in contraction territory. The Chinese central bank's announced intention to weaken its currency relative to a basket of trade partner currencies bears negative implications for growth and inflation throughout emerging markets. Moreover, China's massive monetary and fiscal policy easing still fails to address its structural excesses of over-indebtedness and overinvestment, which we expect to remain a headwind for broad emerging market growth over the medium term.

•  We are neutral on fixed income. We expect the U.S. Fed to continue in normalizing rates, as the U.S. domestic economy is doing okay, the labor market is becoming tight, and we're at the point where, historically, wages have begun to accelerate. That being said, the global growth outlook remains at risk, and U.S. manufacturing PMIs softened during the fourth quarter. We are actively monitoring the extent to which manufacturing weakness could spread to housing, investment and consumption, or whether this weakness will be reversed. If China weakens substantially, the Fed may moderate the pace and magnitude of hikes, and U.S. bonds could outperform. However, if China only slows moderately and the U.S. domestic economy continues to grow at a moderate pace, the Fed will likely have a bias to tighten, and it is typically difficult for bonds to make significant headway while interest rates are being raised.

•  In sum, our main themes are centered around the eurozone economic recovery with particular outperformance in Sweden, the unwinding of the yield bubble, the slowdown in China and the commodity supply chain, and a few idiosyncratic themes such as the aerospace cycle peaking.

*  Minimum Investment for Class I shares

**  Commenced Operations on June 22, 2012.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes (if applicable).

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited) (cont'd)

Multi-Asset Portfolio

Performance Compared to the Bank of America/Merrill Lynch U.S. Dollar 1-Month LIBID Average Index(1) the Customized MSIM Global Allocation Index(2) and the Lipper Alternative Global Macro Funds Index(3)

	Period Ended December 31, 2015 Total Returns(4)
		Averge Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(5)	–10.60%	—	—	3.09%
Portfolio — Class A Shares w/o sales charges(5)	–11.00	—	—	2.78
Portfolio — Class A Shares with maximum 5.25% sales charges(5)	–15.69	—	—	1.23
Portfolio — Class L Shares w/o sales charges(5)	–11.37	—	—	2.27
Portfolio — Class C Shares w/o sales charges(6)	—	—	—	–9.07
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(6)	—	—	—	–9.96
Portfolio — Class IS Shares w/o sales charges(7)	—	—	—	–6.89
Bank of America/Merrill Lynch U.S. Dollar 1-Month LIBID Average Index	0.10	—	—	0.10
Customized MSIM Global Allocation Index	–3.51	—	—	5.25
Lipper Alternative Global Macro Funds Index	–4.22	—	—	2.10

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Bank of America/Merrill Lynch U.S. Dollar 1-Month LIBID Average Index tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity. The index purchases a new instrument each day, priced at par, having exactly its stated maturity and with a coupon equal to that day's fixing rate. All issues are held to maturity. Therefore, each day the index is comprised of a basket of securities. The index is not marked to market. The returns of the index represent the accrued income generated by the equally weighted average of all the coupons in the basket for a given day. It is not possible to invest directly in an index.

(2)  The Customized MSIM Global Allocation Index is comprised of 60% MSCI All Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 30% Barclay Global Aggregate Bond Index (benchmark that provides a broadbased measure of the global investment grade fixed-rate debt markets), 5% S&P GSCI Light Energy Index (benchmark for investment performance in the energy commodity market), and 5% Bank of America/Merrill Lynch U.S. Dollar 1-Month LIBID Average Index (benchmark that tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Alternative Global Macro Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Alternative Global Macro Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Alternative Global Macro Funds classification.

(4)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on June 22, 2012.

(6)  Commenced offering on April 30, 2015.

(7)  Commenced offering on May 29, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments

Multi-Asset Portfolio

	Shares	Value (000)
Common Stocks (35.1%)
Australia (0.4%)
AGL Energy Ltd.	473	$6
ALS Ltd.	384	1
Alumina Ltd.	2,423	2
Amcor Ltd.	900	9
AMP Ltd.	2,048	9
APA Group	1,025	6
Arrium Ltd. (a)	1,334	—	@
Asciano Ltd.	1,125	7
ASX Ltd.	226	7
Aurizon Holding Ltd.	1,907	6
Australia & New Zealand Banking Group Ltd.	1,861	38
Bank of Queensland Ltd.	544	5
Bendigo and Adelaide Bank Ltd.	655	6
BHP Billiton Ltd.	1,945	25
BlueScope Steel Ltd.	476	2
Boral Ltd.	759	3
Brambles Ltd.	1,040	9
carsales.com Ltd.	259	2
Coca-Cola Amatil Ltd.	566	4
Commonwealth Bank of Australia	939	58
Computershare Ltd.	434	4
Crown Resorts Ltd.	383	3
CSL Ltd.	301	23
Evolution Mining Ltd.	95,100	97
Flight Centre Travel Group Ltd.	96	3
Fortescue Metals Group Ltd.	1,239	2
Goodman Group REIT	1,707	8
Iluka Resources Ltd.	391	2
Incitec Pivot Ltd.	1,499	4
Insurance Australia Group Ltd.	1,578	6
James Hardie Industries PLC CDI	430	5
Lend Lease Group REIT	547	6
Macquarie Group Ltd.	225	13
Mirvac Group REIT	4,373	6
National Australia Bank Ltd.	1,578	34
Newcrest Mining Ltd. (a)	43,837	414
Northern Star Resources Ltd.	64,790	131
OceanaGold Corp. CDI	8,893	17
Oil Search Ltd.	1,105	5
Orica Ltd.	285	3
Origin Energy Ltd.	726	2
Qantas Airways Ltd. (a)	2,485	7
QBE Insurance Group Ltd.	818	7
Rio Tinto Ltd.	287	9
Santos Ltd.	812	2
Scentre Group REIT	4,516	14
Seek Ltd.	315	4
Sonic Healthcare Ltd.	371	5
South32 Ltd. (a)	2,734	2
South32 Ltd. (a)	1,945	2
Stockland REIT	2,190	7
	Shares	Value (000)
Suncorp Group Ltd.	832	$7
Sydney Airport	1,573	7
Tatts Group Ltd.	2,566	8
Telstra Corp., Ltd.	7,362	30
Transurban Group	1,135	9
Treasury Wine Estates Ltd.	648	4
Wesfarmers Ltd.	683	21
Westfield Corp. REIT	1,283	9
Westpac Banking Corp.	1,900	46
Woodside Petroleum Ltd.	431	9
Woolworths Ltd.	767	14
WorleyParsons Ltd.	295	1
		1,217
Belgium (0.8%)
Anheuser-Busch InBev N.V.	21,562	2,663
KBC Groep N.V.	338	21
UCB SA	143	13
		2,697
Canada (0.9%)
Agnico-Eagle Mines Ltd.	10,910	287
Barrick Gold Corp.	50,680	374
Centerra Gold, Inc.	22,680	108
Detour Gold Corp. (a)	16,580	173
Eldorado Gold Corp.	52,570	156
First Majestic Silver Corp. (a)	860	3
Franco-Nevada Corp.	9,020	413
Goldcorp, Inc.	28,000	324
Kinross Gold Corp. (a)	109,090	198
New Gold, Inc. (a)	43,210	100
Osisko Gold Royalties Ltd.	7,130	70
Pan American Silver Corp.	14,520	94
SEMAFO, Inc. (a)	27,490	70
Silver Wheaton Corp.	23,540	292
Yamana Gold, Inc.	68,290	127
		2,789
China (1.4%)
Brilliance China Automotive Holdings Ltd. (b)	292,000	366
Byd Co., Ltd. H Shares (a)(b)	144,000	784
Dongfeng Motor Group Co., Ltd. H Shares (b)	584,000	773
Geely Automobile Holdings Ltd. (b)	1,360,000	720
Great Wall Motor Co., Ltd. H Shares (b)	980,000	1,134
Guangzhou Automobile Group Co., Ltd. H Shares (b)	490,000	434
Hanergy Thin Film Power Group Ltd. (a)(b)(c)(d)	178,000	5
Zhaojin Mining Industry Co., Ltd. H Shares (b)	54,500	31
Zijin Mining Group Co., Ltd. H Shares (b)	550,000	144
		4,391
Denmark (0.1%)
AP Moeller - Maersk A/S Series A	29	37
Danske Bank A/S	2,244	60
DSV A/S	1,114	44
Vestas Wind Systems A/S	587	41
		182

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

	Shares	Value (000)
Finland (0.2%)
Nokia Oyj	92,242	$657
Sampo Oyj, Class A	1,382	70
		727
France (9.3%)
Accor SA	23,551	1,016
Air Liquide SA	10,228	1,149
Airbus Group SE	16,143	1,084
Alcatel-Lucent (a)	3,771	15
Atos SE	9,030	758
AXA SA	60,423	1,652
BNP Paribas SA	31,256	1,769
Bouygues SA	28,043	1,112
Cap Gemini SA	17,022	1,575
Carrefour SA	13,662	393
Cie de Saint-Gobain	42,836	1,843
Cie Generale des Etablissements Michelin	132	13
Danone SA	17,391	1,174
Engie	46,356	820
Essilor International SA	4,844	604
Groupe Eurotunnel SE	18,946	235
Hermes International	80	27
L'Oreal SA	7,045	1,185
LVMH Moet Hennessy Louis Vuitton SE	7,747	1,211
Orange SA	43,777	734
Pernod Ricard SA	132	15
Renault SA	20	2
Rexel SA	22,287	296
Safran SA	58	4
Sanofi	33,846	2,888
Schneider Electric SE	16,796	956
Societe Generale SA	22,694	1,047
Technip SA	52	3
Total SA	65,102	2,899
Unibail-Rodamco SE REIT	2,182	553
Vinci SA	37,286	2,391
Vivendi SA	37,044	798
		30,221
Germany (7.1%)
Adidas AG	482	47
Allianz SE (Registered)	13,984	2,477
BASF SE	25,227	1,929
Bayer AG (Registered)	24,261	3,044
Bayerische Motoren Werke AG	7,847	826
Daimler AG (Registered)	29,833	2,490
Deutsche Bank AG (Registered)	39,653	973
Deutsche Boerse AG	15,709	1,390
Deutsche Post AG (Registered)	27,273	768
Deutsche Telekom AG (Registered)	91,939	1,664
E.ON SE	60,784	588
Fresenius Medical Care AG & Co., KGaA	564	47
Fresenius SE & Co., KGaA	880	63
	Shares	Value (000)
Linde AG	443	$64
Muenchener Rueckversicherungs AG (Registered)	3,750	751
ProSiebenSat.1 Media SE (Registered)	15,143	766
RWE AG	10,558	135
SAP SE	26,350	2,099
Siemens AG (Registered)	23,468	2,277
Volkswagen AG (Preference)	4,742	687
Vonovia SE	1,182	37
		23,122
Hong Kong (0.0%)
G-Resources Group Ltd.	378,000	9
Ireland (0.3%)
CRH PLC	33,824	982
CRH PLC	1,398	40
		1,022
Italy (2.3%)
Assicurazioni Generali SpA	33,802	618
Atlantia SpA	50,996	1,351
Enel SpA	205,944	861
Eni SpA	81,176	1,202
Intesa Sanpaolo SpA	429,091	1,430
Mediobanca SpA	119,955	1,150
Telecom Italia SpA (a)	40,930	52
UniCredit SpA	165,013	909
		7,573
Japan (1.0%)
Advantest Corp.	2,000	17
Aeon Co., Ltd.	1,200	18
Alps Electric Co., Ltd.	900	24
Asahi Group Holdings Ltd.	900	28
Astellas Pharma, Inc.	4,000	57
Bridgestone Corp.	900	31
Canon, Inc.	1,300	39
Casio Computer Co., Ltd.	1,000	23
Central Japan Railway Co.	200	35
Chiyoda Corp.	1,000	8
Chugai Pharmaceutical Co., Ltd.	900	31
COMSYS Holdings Corp.	1,100	15
Credit Saison Co., Ltd.	1,100	22
Daiichi Sankyo Co., Ltd.	1,000	21
Daikin Industries Ltd.	800	58
Daiwa House Industry Co., Ltd.	1,000	29
Denso Corp.	800	38
Dentsu, Inc.	900	49
Dowa Holdings Co., Ltd.	1,000	7
Eisai Co., Ltd.	900	59
FANUC Corp.	800	138
Fast Retailing Co., Ltd.	800	280
Fuji Heavy Industries Ltd.	900	37
FUJIFILM Holdings Corp.	1,000	42
Hino Motors Ltd.	1,000	12
Hitachi Construction Machinery Co., Ltd.	1,000	16

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

	Shares	Value (000)
Japan (cont'd)
Honda Motor Co., Ltd.	1,700	$54
Isetan Mitsukoshi Holdings Ltd.	1,100	14
ITOCHU Corp.	1,300	15
Japan Tobacco, Inc.	800	29
JGC Corp.	1,000	15
JTEKT Corp.	900	15
Kao Corp.	1,000	51
KDDI Corp.	4,800	124
Kikkoman Corp.	1,000	35
Kirin Holdings Co., Ltd.	1,000	14
Komatsu Ltd.	1,000	16
Konami Holdings Corp.	900	21
Kubota Corp.	1,000	15
Kuraray Co., Ltd.	1,600	19
Kyocera Corp.	1,700	79
Marui Group Co., Ltd.	1,300	21
Matsui Securities Co., Ltd.	1,300	12
Minebea Co., Ltd.	1,000	9
Mitsubishi Corp.	1,100	18
Mitsubishi Electric Corp.	1,000	10
Mitsubishi Estate Co., Ltd.	1,000	21
Mitsubishi Logistics Corp.	1,000	13
Mitsui & Co., Ltd.	1,200	14
Mitsui Fudosan Co., Ltd.	1,000	25
Mitsui OSK Lines Ltd.	3,000	8
Mitsumi Electric Co., Ltd.	1,000	6
NGK Insulators Ltd.	1,000	23
NH Foods Ltd.	1,000	20
Nikon Corp.	900	12
Nippon Kayaku Co., Ltd.	1,000	11
Nissan Chemical Industries Ltd.	1,200	27
Nisshinbo Holdings, Inc.	2,000	21
Nitto Denko Corp.	900	66
NSK Ltd.	1,000	11
NTT Data Corp.	900	43
Odakyu Electric Railway Co., Ltd.	2,000	22
OKUMA Corp.	1,000	8
Olympus Corp.	800	32
Panasonic Corp.	900	9
Ricoh Co., Ltd.	1,000	10
Secom Co., Ltd.	900	61
Sekisui House Ltd.	1,100	18
Seven & I Holdings Co., Ltd.	900	41
Shin-Etsu Chemical Co., Ltd.	900	49
Shionogi & Co., Ltd.	900	41
Shiseido Co., Ltd.	1,000	21
Shizuoka Bank Ltd. (The)	3,000	29
Showa Shell Sekiyu KK	1,200	10
SoftBank Group Corp.	2,400	121
Sony Corp.	900	22
Sumitomo Corp.	1,400	14
Sumitomo Dainippon Pharma Co., Ltd.	900	11
Sumitomo Electric Industries Ltd.	1,300	18
	Shares	Value (000)
Sumitomo Metal Mining Co., Ltd.	1,000	$12
Sumitomo Realty & Development Co., Ltd.	1,000	28
Suzuki Motor Corp.	900	27
Taiyo Yuden Co., Ltd.	1,100	15
Takeda Pharmaceutical Co., Ltd.	800	40
TDK Corp.	900	58
Terumo Corp.	1,800	56
Tokio Marine Holdings, Inc.	900	35
Tokyo Electron Ltd.	800	48
Tokyo Gas Co., Ltd.	2,000	9
Tokyo Tatemono Co., Ltd.	500	5
TOTO Ltd.	500	18
Toyo Seikan Group Holdings Ltd.	1,300	24
Toyota Motor Corp.	800	49
Toyota Tsusho Corp.	1,000	23
Trend Micro, Inc.	900	37
Yamaha Corp.	1,100	27
Yamato Holdings Co., Ltd.	1,000	21
Yaskawa Electric Corp.	1,000	14
Yokogawa Electric Corp.	1,000	12
Yokohama Rubber Co., Ltd. (The)	500	8
		3,144
Mexico (0.0%)
Primero Mining Corp. (a)	15,200	35
Netherlands (1.9%)
Akzo Nobel N.V.	234	16
Altice N.V., Class A (a)	74	1
ASML Holding N.V.	10,798	962
Fiat Chrysler Automobiles N.V. (a)	2,197	30
ING Groep N.V. CVA	108,832	1,465
Koninklijke Ahold N.V.	271	6
Koninklijke Philips N.V.	27,155	690
Randstad Holding N.V.	18,439	1,147
Unilever N.V. CVA	44,520	1,929
		6,246
Nicaragua (0.0%)
B2Gold Corp. (a)	33,300	34
Norway (0.0%)
Statoil ASA	2,824	40
Telenor ASA	2,673	44
		84
Peru (0.0%)
Cia de Minas Buenaventura SA ADR (a)	28,200	121
Portugal (0.0%)
Banco Espirito Santo SA (Registered) (a)(c)	570,338	1
South Africa (0.2%)
AngloGold Ashanti Ltd. ADR (a)	37,400	266
Gold Fields Ltd. ADR	74,500	206
Harmony Gold Mining Co., Ltd. ADR (a)	16,600	16
SABMiller PLC	1,157	69
		557

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

	Shares	Value (000)
Spain (2.5%)
Amadeus IT Holding SA, Class A	244	$11
Banco Bilbao Vizcaya Argentaria SA	172,119	1,255
Banco Santander SA	350,388	1,720
Ferrovial SA	544	12
Iberdrola SA	158,820	1,126
Industria de Diseno Textil SA	30,259	1,039
International Consolidated Airlines Group SA	3,776	34
International Consolidated Airlines Group SA	146,523	1,306
Repsol SA	21,746	237
Telefonica SA	117,711	1,299
		8,039
Sweden (0.1%)
Nordea Bank AB	6,207	67
Svenska Cellulosa AB SCA, Class B	1,441	42
Svenska Handelsbanken AB, Class A	4,079	54
Swedbank AB, Class A	2,648	58
Telefonaktiebolaget LM Ericsson, Class B	6,176	60
Volvo AB, Class B	3,897	36
		317
Switzerland (0.6%)
Adecco SA (Registered) (a)	21,919	1,505
Credit Suisse Group AG (Registered) (a)	3,136	68
Givaudan SA (Registered) (a)	33	59
LafargeHolcim Ltd. (Registered) (a)	1,046	53
Swiss Re AG	812	79
UBS Group AG (Registered)	6,662	128
Zurich Insurance Group AG (a)	306	78
		1,970
Turkey (0.0%)
Alacer Gold Corp. (a)	17,400	31
United Kingdom (1.0%)
Anglo American PLC	1,696	8
ARM Holdings PLC	1,926	29
Associated British Foods PLC	435	22
AstraZeneca PLC	1,450	98
Aviva PLC	7,270	55
BAE Systems PLC	5,294	39
Barclays PLC	19,090	62
BG Group PLC	3,981	58
BHP Billiton PLC	2,734	31
BP PLC	21,549	112
British American Tobacco PLC	2,250	125
BT Group PLC	9,820	68
Burberry Group PLC	1,083	19
Centrica PLC	7,519	24
Compass Group PLC	3,291	57
Diageo PLC	3,086	84
Experian PLC	2,172	38
GKN PLC	4,999	23
GlaxoSmithKline PLC	5,632	114
Glencore PLC (a)	11,482	15
	Shares	Value (000)
HSBC Holdings PLC	21,071	$166
Imperial Tobacco Group PLC	1,226	65
Indivior PLC	800	2
Legal & General Group PLC	9,937	39
Lloyds Banking Group PLC	56,871	61
London Stock Exchange Group PLC	312	13
Lonmin PLC (a)	1	—	@
Marks & Spencer Group PLC	2,749	18
National Grid PLC	5,325	73
Next PLC	305	33
Pearson PLC	1,258	14
Prudential PLC	3,932	88
Reckitt Benckiser Group PLC	800	74
RELX PLC	2,928	51
Rio Tinto PLC	1,475	43
Rolls-Royce Holdings PLC (a)	2,609	22
Royal Bank of Scotland Group PLC (a)	3,122	14
Royal Dutch Shell PLC, Class A	7,411	167
Shire PLC	747	51
SSE PLC	1,760	39
Standard Chartered PLC	2,445	20
Tesco PLC (a)	11,466	25
Tullow Oil PLC (a)	1,439	4
Unilever PLC	1,617	69
Verizon Communications, Inc.	1,444	67
Verizon Communications, Inc.	11,710	541
Vodafone Group PLC	29,966	97
Whitbread PLC	346	22
Wolseley PLC	817	44
WPP PLC	2,179	50
		3,053
United States (5.0%)
Abbott Laboratories	4,280	192
AbbVie, Inc.	4,820	286
AES Corp.	1,810	17
Aetna, Inc.	980	106
Agilent Technologies, Inc.	970	41
AGL Resources, Inc.	290	19
Alamos Gold, Inc., Class A (a)	23,540	77
Alexion Pharmaceuticals, Inc. (a)	680	130
Allergan PLC (a)	1,120	350
Altria Group, Inc.	5,390	314
Ameren Corp.	680	29
American Electric Power Co., Inc.	1,260	73
AmerisourceBergen Corp.	570	59
Amgen, Inc.	2,200	357
Anthem, Inc.	810	113
Archer-Daniels-Midland Co.	1,750	64
AT&T, Inc.	17,550	604
Baxalta, Inc.	1,540	60
Baxter International, Inc.	1,540	59
Becton Dickinson and Co.	580	89

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

	Shares	Value (000)
United States (cont'd)
Biogen, Inc. (a)	670	$205
Boston Scientific Corp. (a)	3,870	71
Bristol-Myers Squibb Co.	4,830	332
Brown-Forman Corp., Class B	280	28
Campbell Soup Co.	530	28
Cardinal Health, Inc.	960	86
Celgene Corp. (a)	2,330	279
CenterPoint Energy, Inc.	1,220	22
CenturyLink, Inc.	1,550	39
Cerner Corp. (a)	850	51
Cigna Corp.	700	102
Clorox Co. (The)	310	39
CMS Energy Corp.	700	25
Coca-Cola Co.	10,670	458
Coca-Cola Enterprises, Inc.	570	28
Coeur Mining, Inc. (a)	13,140	33
Colgate-Palmolive Co.	2,480	165
ConAgra Foods, Inc.	1,230	52
Consolidated Edison, Inc.	810	52
Constellation Brands, Inc., Class A	530	75
Costco Wholesale Corp.	1,230	199
CR Bard, Inc.	250	47
CVS Health Corp.	3,040	297
DaVita HealthCare Partners, Inc. (a)	530	37
DENTSPLY International, Inc.	510	31
Dominion Resources, Inc.	1,540	104
Dr. Pepper Snapple Group, Inc.	540	50
DTE Energy Co.	530	43
Duke Energy Corp.	1,810	129
Edison International	850	50
Edwards Lifesciences Corp. (a)	670	53
Eli Lilly & Co.	2,780	234
Endo International PLC (a)	570	35
Entergy Corp.	530	36
Estee Lauder Cos., Inc. (The), Class A	580	51
Eversource Energy	830	42
Exelon Corp.	2,470	69
Express Scripts Holding Co. (a)	2,030	177
FirstEnergy Corp.	1,120	36
Frontier Communications Corp.	3,340	16
General Mills, Inc.	1,560	90
Gilead Sciences, Inc.	4,270	432
HCA Holdings, Inc. (a)	950	64
Hecla Mining Co.	37,370	71
Henry Schein, Inc. (a)	260	41
Hershey Co. (The)	400	36
Hormel Foods Corp.	310	25
Humana, Inc.	520	93
IAMGOLD Corp. (a)	33,160	47
Illumina, Inc. (a)	510	98
Intuitive Surgical, Inc. (a)	30	16
JM Smucker Co. (The)	300	37
	Shares	Value (000)
Johnson & Johnson	7,910	$813
Kellogg Co.	690	50
Keurig Green Mountain, Inc.	300	27
Kimberly-Clark Corp.	980	125
Kraft Heinz Co. (The)	1,560	114
Kroger Co. (The)	2,650	111
Laboratory Corp. of America Holdings (a)	280	35
Level 3 Communications, Inc. (a)	840	46
Mallinckrodt PLC (a)	300	22
McCormick & Co., Inc.	300	26
McKesson Corp.	680	134
Mead Johnson Nutrition Co.	560	44
Medtronic PLC	4,130	318
Merck & Co., Inc.	8,150	430
Molson Coors Brewing Co., Class B	520	49
Mondelez International, Inc., Class A	4,330	194
Monster Beverage Corp. (a)	510	76
Mylan N.V. (a)	1,220	66
Newmont Mining Corp.	22,680	408
NextEra Energy, Inc.	1,240	129
NiSource, Inc.	830	16
NRG Energy, Inc.	830	10
Patterson Cos., Inc.	270	12
Pepco Holdings, Inc.	690	18
PepsiCo, Inc.	4,010	401
PerkinElmer, Inc.	290	16
Perrigo Co., PLC	510	74
Pfizer, Inc.	17,820	575
PG&E Corp.	1,260	67
Philip Morris International, Inc.	4,270	375
Pinnacle West Capital Corp.	290	19
PPL Corp.	1,800	61
Procter & Gamble Co. (The)	7,460	592
Public Service Enterprise Group, Inc.	1,280	50
Quest Diagnostics, Inc.	510	36
Regeneron Pharmaceuticals, Inc. (a)	260	141
Reynolds American, Inc.	2,320	107
Royal Gold, Inc.	6,360	232
SCANA Corp.	400	24
Sempra Energy	580	55
Sibanye Gold Ltd. ADR	21,820	133
Southern Co. (The)	2,370	111
St. Jude Medical, Inc.	830	51
Stryker Corp.	940	87
Sysco Corp.	1,490	61
Tahoe Resources, Inc.	18,980	165
TECO Energy, Inc.	580	15
Tenet Healthcare Corp. (a)	280	8
Thermo Fisher Scientific, Inc.	1,210	172
Twenty-First Century Fox, Inc., Class B	161	4
Tyson Foods, Inc., Class A	840	45
UnitedHealth Group, Inc.	2,760	325
Universal Health Services, Inc., Class B	280	33

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

	Shares		Value (000)
United States (cont'd)
Varian Medical Systems, Inc. (a)		280	$23
Vertex Pharmaceuticals, Inc. (a)		690	87
Wal-Mart Stores, Inc.		4,300	264
Walgreens Boots Alliance, Inc.		2,370	202
Waters Corp. (a)		260	35
WEC Energy Group, Inc.		830	43
Whole Foods Market, Inc.		970	33
Xcel Energy, Inc.		1,270	46
Zimmer Biomet Holdings, Inc.		530	54
Zoetis, Inc.		1,270	61
			16,151
Total Common Stocks (Cost $118,588)			113,733
Investment Company (0.0%)
United States (0.0%)
SPDR S&P 500 ETF Trust (Cost $50)		303	62
	No. of Rights
Rights (0.0%)
Italy (0.0%)
UBI Banca (a)		1,833	—
United States (0.0%)
Safeway Casa Ley CVR (a)		1,077	1
Safeway PDC, LLC CVR (a)		1,077	—	@
			1
Total Rights (Cost $1)			1
	Face Amount (000)
Fixed Income Securities (37.8%)
Sovereign (1.6%)
Greece (1.6%)
Hellenic Republic Government Bond, 3.00%, 2/24/23 - 2/24/42 (e) (Cost $5,208)	EUR	7,640	5,194
U.S. Treasury Securities (36.2%)
United States (36.2%)
U.S. Treasury Inflation Indexed Bond, 0.38%, 7/15/25 (Cost $118,439)		$121,086	117,324
Total Fixed Income Securities (Cost $123,647)			122,518
	Notional Amount
Call Options Purchased (0.5%)
China (0.5%)
USD/CNH October 2016 @ CNH 6.75, Citibank NA		16,650,000	451
USD/CNH October 2016 @ CNH 6.75, Goldman Sachs International		12,850,000	348
USD/CNH October 2016 @ CNH 6.75, JPMorgan Chase Bank NA		27,270,000	739
Total Call Options Purchased (Cost $1,094)			1,538
	Notional Amount	Value (000)
Put Option Purchased (0.2%)
United States (0.2%)
EUR/USD March 2016 @ $1.10, Goldman Sachs International (Cost $493)	42,690,000	$527
	Shares
Short-Term Investments (19.2%)
Investment Company (12.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $40,037)	40,037,137	40,037
	Face Amount (000)
U.S. Treasury Securities (6.9%)
U.S. Treasury Bill, 0.51%, 6/9/16 (f) (Cost $22,510)	$22,560	22,517
Total Short-Term Investments (Cost $62,547)		62,554
Total Investments (92.8%) (Cost $306,420) (g)(h)(i)		300,933
Other Assets in Excess of Liabilities (7.4%)		24,134
Total Written Options Outstanding (–0.2%) (Premiums received $701)		(649)
Net Assets (100.0%)		$324,418

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  Security has been deemed illiquid at December 31, 2015.

(d)  At December 31, 2015, the Portfolio held a fair valued security valued at approximately $5,000, representing less than 0.05% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(e)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of December 31, 2015. Maturity date disclosed is the ultimate maturity date.

(f)  Rate shown is the yield to maturity at December 31, 2015.

(g)  Securities are available for collateral in connection with open call options written, put options written, foreign currency forward exchange contracts, futures contracts and swap agreements.

(h)  The approximate fair value and percentage of net assets, $93,522,000 and 28.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(i)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $310,276,000. The aggregate gross unrealized appreciation is approximately $10,257,000 and the aggregate gross unrealized depreciation is approximately $19,600,000 resulting in net unrealized depreciation of approximately $9,343,000.

@  Value is less than $500.

ADR  American Depositary Receipt.

CDI  CHESS Depositary Interest.

CVA  Certificaten Van Aandelen.

ETF  Exchange Traded Fund.

REIT  Real Estate Investment Trust.

SPDR  Standard & Poor's Depository Receipt.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Call Options Written:

The Portfolio had the following call options written open at December 31, 2015:

Counterparty	Notional Amount	Description	Strike Price	Expiration Date	Value (000)
Citibank NA	16,650,000	USD/CNH (Premiums received $171)	$7.25	Oct-16	$(170)
Goldman Sachs International	12,850,000	USD/CNH (Premiums received $132)	7.25	Oct-16	(131)
JPMorgan Chase Bank NA	27,270,000	USD/CNH (Premiums received $281)	7.25	Oct-16	(278)
					$(579)

Put Option Written:

The Portfolio had the following put option written open at December 31, 2015:

Counterparty	Notional Amount	Description	Strike Price	Expiration Date	Value (000)
Goldman Sachs International	42,690,000	EUR/USD (Premiums received $117)	$1.15	Mar-16	$(70)

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at December 31, 2015:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Bank of America NA	EUR	7,391		$8,082	1/21/16	$47
Bank of America NA	GBP	753		$1,133	1/21/16	23
Bank of Montreal	AUD	83		$59	1/21/16	(1)
Bank of Montreal	NZD	46		$31	1/21/16	(— @)
Bank of Montreal		$243	CAD	335	1/21/16	(1)
Bank of New York Mellon	CHF	15,382		$15,553	1/21/16	185
Bank of New York Mellon		$11,981	SEK	101,686	1/21/16	71
Barclays Bank PLC	AUD	158		$113	1/21/16	(2)
Barclays Bank PLC	GBP	476		$716	1/21/16	15
Barclays Bank PLC		$400	SGD	565	1/21/16	(2)
Citibank NA	CNY	36,293		$5,816	5/19/16	270
Citibank NA	CNY	106,316		$17,034	5/19/16	788
Citibank NA	EUR	5,514		$6,030	1/21/16	35
Citibank NA	GBP	40		$61	1/21/16	1
Citibank NA		$699	CNY	4,497	5/19/16	(12)
Citibank NA		$4,875	CNY	32,452	5/19/16	84
Citibank NA		$829	CNY	5,177	5/19/16	(37)
Citibank NA		$1,613	CNY	10,597	5/19/16	6
Citibank NA		$468	CNY	3,119	5/19/16	9
Citibank NA		$437	CNY	2,860	5/19/16	(— @)
Citibank NA		$2,597	CNY	16,859	5/19/16	(21)
Citibank NA		$733	JPY	88,366	1/21/16	2
Commonwealth Bank of Australia		$2,454	AUD	3,371	1/21/16	— @
Credit Suisse International	EUR	6,145		$6,706	1/21/16	26
Deutsche Bank AG	CHF	31,300		$31,652	1/21/16	381
Deutsche Bank AG	CNY	70,878		$11,358	5/19/16	528
Deutsche Bank AG	HKD	34,732		$4,481	1/21/16	(1)
Deutsche Bank AG	HUF	44,905		$155	1/21/16	— @
Deutsche Bank AG	ILS	94		$24	1/21/16	— @
Deutsche Bank AG	JPY	201,808		$1,660	1/21/16	(19)
Deutsche Bank AG	SEK	2,984		$354	1/21/16	— @
Deutsche Bank AG		$1,135	EUR	1,033	1/21/16	(12)
Deutsche Bank AG		$1,559	EUR	1,423	1/21/16	(12)
Deutsche Bank AG		$826	HKD	6,401	1/21/16	— @
Deutsche Bank AG		$2,015	JPY	242,277	1/21/16	2
Deutsche Bank AG		$31,745	SEK	269,368	1/21/16	180
Goldman Sachs International	CHF	1,007		$1,010	1/21/16	3
Goldman Sachs International	DKK	4,045		$590	1/21/16	1

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Foreign Currency Forward Exchange Contracts (cont'd):

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International	GBP	97		$146	1/21/16	$3
Goldman Sachs International	GBP	767		$1,136	1/21/16	4
Goldman Sachs International	HKD	369		$48	1/21/16	— @
Goldman Sachs International	JPY	1,381,293		$11,363	1/21/16	(133)
Goldman Sachs International		$2,474	EUR	2,272	1/21/16	(3)
Goldman Sachs International		$1,816	EUR	1,667	1/21/16	(4)
Goldman Sachs International		$4,503	GBP	3,038	1/21/16	(25)
JPMorgan Chase Bank NA	EUR	1,245		$1,359	1/21/16	5
JPMorgan Chase Bank NA	EUR	919		$1,004	1/21/16	6
JPMorgan Chase Bank NA	GBP	111		$167	1/21/16	3
JPMorgan Chase Bank NA	HKD	44,893		$5,793	1/21/16	(— @)
JPMorgan Chase Bank NA	RUB	75,634		$1,076	1/21/16	43
JPMorgan Chase Bank NA		$4,823	HKD	37,371	1/21/16	— @
JPMorgan Chase Bank NA		$432	MXN	7,467	1/21/16	1
JPMorgan Chase Bank NA		$853	MXN	14,836	1/21/16	7
JPMorgan Chase Bank NA		$11,806	RUB	822,680	1/21/16	(566)
State Street Bank and Trust Co.	CHF	17,550		$17,755	1/21/16	222
State Street Bank and Trust Co.	EUR	1,993		$2,179	1/21/16	12
State Street Bank and Trust Co.	JPY	162,284		$1,335	1/21/16	(15)
State Street Bank and Trust Co.	MXN	2,223		$129	1/21/16	— @
State Street Bank and Trust Co.	SEK	142,442		$16,896	1/21/16	14
State Street Bank and Trust Co.		$18,734	CHF	18,545	1/21/16	(206)
State Street Bank and Trust Co.		$1,323	DKK	9,022	1/21/16	(8)
State Street Bank and Trust Co.		$8,209	MXN	141,881	1/21/16	14
State Street Bank and Trust Co.		$22,809	SEK	193,606	1/21/16	136
UBS AG	CHF	15,907		$16,089	1/21/16	197
UBS AG	EUR	10,868		$11,884	1/21/16	69
UBS AG	GBP	225		$338	1/21/16	7
UBS AG	INR	46,268		$694	1/21/16	(4)
UBS AG		$862	CHF	852	1/21/16	(11)
UBS AG		$563	CHF	560	1/21/16	(4)
UBS AG	ZAR	1,189		$79	1/21/16	2
						$2,303

Futures Contracts:

The Portfolio had the following futures contracts open at December 31, 2015:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
Euro Stoxx 50 Index (Germany)	697	$24,860	Mar-16	$370
MSCI Emerging Market E Mini (United States)	63	2,481	Mar-16	16
NIKKEI 225 Index (Japan)	5	390	Mar-16	(16)
S+P TSE 60 Index (Canada)	4	440	Mar-16	(5)
U.S. Treasury 10 yr. Note (United States)	358	45,074	Mar-16	(245)
Short:
Brent Crude Futures (United Kingdom)	91	(3,392)	Jan-16	161
FTSE 100 Index (United Kingdom)	37	(3,381)	Mar-16	(147)
German Euro Bund (Germany)	455	(78,087)	Mar-16	728
S&P 500 E MINI Index (United States)	984	(100,142)	Mar-16	(621)
SPI 200 Index (Australia)	5	(479)	Mar-16	3
TOPIX Index (Japan)	81	(10,428)	Mar-16	274
U.S. Treasury 5 yr. Note (United States)	189	(22,362)	Mar-16	26
U.S. Treasury Long Bond (United States)	153	(23,524)	Mar-16	3
				$547

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Credit Default Swap Agreement:

The Portfolio had the following credit default swap agreement open at December 31, 2015:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Upfront Payment Paid (000)	Unrealized Depreciation (000)	Value (000)	Credit Rating of Reference Obligation† (Unaudited)
Goldman Sachs International People's Republic of China	Buy	$9,766	1.00%	12/20/20	$124	$(84)	$40	AA-

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at December 31, 2015:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)		Unrealized Appreciation (Depreciation) (000)
Bank of America NA	1 Month TIIE	Receive	4.32%	7/27/17	MXN	47,531	$(5)
Bank of America NA	1 Month TIIE	Receive	4.33	7/27/17		48,170	(5)
Bank of America NA	1 Month TIIE	Receive	4.39	7/28/17		32,885	(5)
Bank of America NA	1 Month TIIE	Receive	4.39	12/11/17		178,508	(2)
Bank of America NA	1 Month TIIE	Pay	6.30	7/17/25		9,687	(2)
Bank of America NA	1 Month TIIE	Pay	6.32	7/17/25		11,183	(2)
Bank of America NA	1 Month TIIE	Pay	6.41	12/1/25		44,378	4
Barclays Bank PLC	1 Month TIIE	Receive	4.30	7/26/17		72,098	(7)
Barclays Bank PLC	1 Month TIIE	Receive	4.36	7/27/17		138,018	(18)
Barclays Bank PLC	1 Month TIIE	Receive	4.34	12/19/17		119,473	9
Barclays Bank PLC	1 Month TIIE	Pay	6.32	7/17/25		33,609	(5)
Barclays Bank PLC	3 Month STIBOR	Receive	1.34	10/12/25	SEK	16,671	42
Barclays Bank PLC	3 Month STIBOR	Receive	1.37	10/14/25		19,441	41
Barclays Bank PLC	1 Month TIIE	Pay	6.22	12/9/25	MXN	29,119	(24)
BNP Paribas SA	1 Month TIIE	Receive	4.30	12/8/17		150,501	12
BNP Paribas SA	3 Month STIBOR	Receive	1.34	10/12/25	SEK	17,791	46
BNP Paribas SA	1 Month TIIE	Pay	6.29	11/28/25	MXN	36,419	(16)
Citibank NA	1 Month TIIE	Receive	4.38	7/28/17		13,244	(2)
Citibank NA	1 Month TIIE	Pay	6.33	7/18/25		8,280	(1)
Citibank NA	1 Month TIIE	Pay	6.40	8/14/25		2,920	1
Citibank NA	3 Month STIBOR	Receive	1.28	10/6/25	SEK	43,521	134
Citibank NA	3 Month STIBOR	Receive	1.34	10/12/25		22,195	57
Citibank NA	3 Month STIBOR	Receive	1.39	10/13/25		39,150	73
Citibank NA	3 Month STIBOR	Receive	1.37	10/14/25		16,007	34
Deutsche Bank AG	1 Month TIIE	Receive	4.38	7/28/17	MXN	145,680	(23)
Deutsche Bank AG	1 Month TIIE	Pay	6.33	7/18/25		33,312	(4)
Goldman Sachs International	1 Month TIIE	Receive	4.38	7/28/17		145,343	(22)
Goldman Sachs International	1 Month TIIE	Receive	4.31	12/8/17		67,880	5
Goldman Sachs International	1 Month TIIE	Receive	4.34	12/19/17		117,464	8
Goldman Sachs International	1 Month TIIE	Pay	6.33	7/16/25		35,804	(4)
Goldman Sachs International	3 Month STIBOR	Receive	1.25	10/6/25	SEK	14,000	46
Goldman Sachs International	3 Month STIBOR	Receive	1.29	10/7/25		12,000	37
Goldman Sachs International	3 Month STIBOR	Receive	1.39	10/13/25		6,512	13
Goldman Sachs International	1 Month TIIE	Pay	6.29	11/28/25	MXN	16,445	(7)
Goldman Sachs International	1 Month TIIE	Pay	6.22	12/9/25		33,000	(27)
JPMorgan Chase Bank NA	1 Month TIIE	Receive	4.34	12/19/17		76,653	6
JPMorgan Chase Bank NA	1 Month TIIE	Pay	6.33	7/17/25		5,000	(1)
JPMorgan Chase Bank NA	3 Month STIBOR	Receive	1.29	10/7/25	SEK	42,270	131
JPMorgan Chase Bank NA	3 Month STIBOR	Receive	1.33	10/8/25		9,545	24
JPMorgan Chase Bank NA	3 Month STIBOR	Receive	1.34	10/12/25		26,547	69
JPMorgan Chase Bank NA	3 Month STIBOR	Receive	1.38	10/13/25		12,245	46

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Interest Rate Swap Agreements (cont'd):

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)		Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	1 Month TIIE	Pay	6.23	12/9/25	MXN	18,913	$(15)
UBS AG	1 Month TIIE	Receive	4.30	7/26/17		95,560	(8)
UBS AG	1 Month TIIE	Receive	4.40	7/28/17		145,762	(26)
UBS AG	1 Month TIIE	Receive	4.31	12/8/17		144,166	11
UBS AG	1 Month TIIE	Receive	4.38	12/11/17		343,840	(1)
UBS AG	1 Month TIIE	Receive	4.41	12/21/17		80,442	— @
UBS AG	1 Month TIIE	Pay	6.34	7/16/25		23,615	(1)
UBS AG	1 Month TIIE	Pay	6.33	7/17/25		28,174	(4)
UBS AG	1 Month TIIE	Pay	6.30	11/28/25		34,886	(13)
UBS AG	1 Month TIIE	Pay	6.40	12/1/25		82,105	4
UBS AG	1 Month TIIE	Pay	6.31	12/11/25		18,647	(8)
							$595

Total Return Swap Agreements:

The Portfolio had the following total return swap agreements open at December 31, 2015:

Swap Counterparty	Index	Notional Amount (000)	Floating Rate	Pay/Receive Total Return of Referenced Index	Maturity Date	Unrealized Appreciation (Depreciation) (000)
Barclays Bank PLC	Short U.S. Cyclicals Index††	$4,472	3 Month USD LIBOR minus 0.59%	Pay	12/22/16	$45
Barclays Bank PLC	Short U.S. Cyclicals Index††	5,907	3 Month USD LIBOR minus 0.59%	Pay	12/22/16	(74)
Barclays Bank PLC	Short U.S. Cyclicals Index††	5,147	3 Month USD LIBOR minus 0.60%	Pay	12/22/16	41
Goldman Sachs International	Short EU Quality Index††	7,761	3 Month USD LIBOR minus 0.36%	Pay	11/10/16	22
JPMorgan Chase Bank NA	JPM Aerospace Index††	12,389	3 Month USD LIBOR minus 0.26%	Pay	9/8/16	274
JPMorgan Chase Bank NA	JPM Aerospace Index††	17,154	3 Month USD LIBOR minus 0.36%	Pay	9/8/16	377
						$685

†† See tables below for details of the equity basket holdings underlying the swap.

The following table represents the equity basket holdings underlying the total return swap with Short U.S. Cyclicals Index as of December 31, 2015.

Security Description	Index Weight
Short U.S. Cyclicals Index
3M Co.	1.10%
Accenture PLC	0.80
Activision Blizzard, Inc.	0.24
Adobe Systems, Inc.	0.57
ADT Corp. (The)	0.07
Advance Auto Parts, Inc.	0.13
Air Products & Chemicals, Inc.	0.31
Airgas, Inc.	0.11
Akamai Technologies, Inc.	0.11
Alcoa, Inc.	0.15
Allegion PLC	0.07
Alliance Data Systems Corp.	0.21
Alphabet, Inc.	2.75
Alphabet, Inc.	2.75
Amazon.com, Inc.	3.01
American Airlines Group, Inc.	0.31
AMETEK, Inc.	0.15
Amphenol Corp.	0.20
Security Description	Index Weight
Short U.S. Cyclicals Index (cont'd)
Analog Devices, Inc.	0.22%
Apple, Inc.	7.33
Applied Materials, Inc.	0.27
Autodesk, Inc.	0.17
Automatic Data Processing, Inc.	0.48
AutoNation, Inc.	0.06
AutoZone, Inc.	0.26
Avago Technologies Ltd.	0.46
Avery Dennison Corp.	0.07
Ball Corp.	0.12
Bed Bath & Beyond, Inc.	0.09
Best Buy Co., Inc.	0.11
Boeing Co. (The)	1.08
BorgWarner, Inc.	0.12
Broadcom Corp.	0.40
CA, Inc.	0.11
Cablevision Systems Corp.	0.08
CarMax, Inc.	0.13
Carnival Corp.	0.29
Caterpillar, Inc.	0.48
CBS Corp.	0.24

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Index Weight
Short U.S. Cyclicals Index (cont'd)
CF Industries Holdings, Inc.	0.11%
CH Robinson Worldwide, Inc.	0.10
Chipotle Mexican Grill, Inc.	0.17
Cintas Corp.	0.09
Cisco Systems, Inc.	1.69
Citrix Systems, Inc.	0.15
Coach, Inc.	0.10
Cognizant Technology Solutions Corp.	0.45
Comcast Corp.	1.61
Corning, Inc.	0.28
CSRA, Inc.	0.06
CSX Corp.	0.30
Cummins, Inc.	0.17
Danaher Corp.	0.64
Darden Restaurants, Inc.	0.09
Deere & Co.	0.28
Delphi Automotive PLC	0.28
Delta Air Lines, Inc.	0.48
Discovery Communications, Inc.	0.08
Discovery Communications, Inc.	0.05
Dollar General Corp.	0.24
Dollar Tree, Inc.	0.21
Dover Corp.	0.11
Dow Chemical Co. (The)	0.72
DR Horton, Inc.	0.12
Dun & Bradstreet Corp. (The)	0.04
Eastman Chemical Co.	0.12
Eaton Corp., PLC.	0.29
eBay, Inc.	0.38
Ecolab, Inc.	0.37
EI du Pont de Nemours & Co.	0.72
Electronic Arts, Inc.	0.26
EMC Corp.	0.61
Emerson Electric Co.	0.37
Equifax, Inc.	0.15
Expedia, Inc.	0.14
Expeditors International of Washington I	0.10
F5 Networks, Inc.	0.09
Facebook, Inc.	2.89
Fastenal Co.	0.14
FedEx Corp.	0.46
Fidelity National Information Services I	0.21
First Solar, Inc.	0.07
Fiserv, Inc.	0.26
FLIR Systems, Inc.	0.05
Flowserve Corp.	0.06
Fluor Corp.	0.08
FMC Corp.	0.06
Ford Motor Co.	0.63
Fossil Group, Inc.	0.02
Freeport-McMoRan, Inc.	0.09
GameStop Corp.	0.04
Gap, Inc. (The)	0.07
Garmin Ltd.	0.05
General Dynamics Corp.	0.49
General Electric Co.	3.44
General Motors Co.	0.57
Genuine Parts Co.	0.15
Goodyear Tire & Rubber Co. (The)	0.10
Security Description	Index Weight
Short U.S. Cyclicals Index (cont'd)
H&R Block, Inc.	0.09%
Hanesbrands, Inc.	0.14
Harley-Davidson, Inc.	0.10
Harman International Industries, Inc.	0.08
Harris Corp.	0.14
Hasbro, Inc.	0.09
Hewlett Packard Enterprise Co.	0.34
Home Depot, Inc. (The)	1.97
Honeywell International, Inc.	0.95
HP, Inc.	0.26
Illinois Tool Works, Inc.	0.36
Ingersoll-Rand PLC	0.18
Intel Corp.	2.01
International Business Machines Corp.	1.51
International Flavors & Fragrances, Inc.	0.11
International Paper Co.	0.19
Interpublic Group of Cos, Inc. (The)	0.11
Intuit, Inc.	0.33
Jacobs Engineering Group, Inc.	0.06
JB Hunt Transport Services, Inc.	0.08
Johnson Controls, Inc.	0.30
Juniper Networks, Inc.	0.12
Kansas City Southern	0.10
KLA-Tencor Corp.	0.13
Kohl's Corp.	0.11
L Brands, Inc.	0.29
L-3 Communications Holdings, Inc.	0.11
Lam Research Corp.	0.15
Leggett & Platt, Inc.	0.07
Lennar Corp.	0.10
Linear Technology Corp.	0.13
Lockheed Martin Corp.	0.68
Lowe's Cos, Inc.	0.82
LyondellBasell Industries N.V.	0.39
Macy's, Inc.	0.13
Marriott International, Inc.	0.15
Martin Marietta Materials, Inc.	0.11
Masco Corp.	0.12
MasterCard, Inc.	1.19
Mattel, Inc.	0.11
McDonald's Corp.	1.29
Michael Kors Holdings Ltd.	0.09
Microchip Technology, Inc.	0.12
Micron Technology, Inc.	0.19
Microsoft Corp.	5.43
Mohawk Industries, Inc.	0.14
Monsanto Co.	0.53
Mosaic Co. (The)	0.11
Motorola Solutions, Inc.	0.14
NetApp, Inc.	0.09
Netflix, Inc.	0.56
Newell Rubbermaid, Inc.	0.14
Newmont Mining Corp.	0.12
News Corp.	0.06
News Corp.	0.02
Nielsen Holdings PLC	0.20
NIKE, Inc.	0.99
Nordstrom, Inc.	0.08
Norfolk Southern Corp.	0.30

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Index Weight
Short U.S. Cyclicals Index (cont'd)
Northrop Grumman Corp.	0.41%
Nucor Corp.	0.15
NVIDIA Corp.	0.21
Omnicom Group, Inc.	0.22
Oracle Corp.	1.45
O'Reilly Automotive, Inc.	0.29
Owens-Illinois, Inc.	0.03
PACCAR, Inc.	0.20
Parker-Hannifin Corp.	0.15
Paychex, Inc.	0.21
PayPal Holdings, Inc.	0.49
Pentair PLC	0.11
Pitney Bowes, Inc.	0.05
PPG Industries, Inc.	0.32
Praxair, Inc.	0.35
Precision Castparts Corp.	0.37
Priceline Group, Inc. (The)	0.75
PulteGroup, Inc.	0.06
PVH Corp.	0.07
Qorvo, Inc.	0.09
QUALCOMM, Inc.	0.96
Quanta Services, Inc.	0.04
Ralph Lauren Corp.	0.08
Raytheon Co.	0.44
Red Hat, Inc.	0.18
Republic Services, Inc.	0.12
Robert Half International, Inc.	0.07
Rockwell Automation, Inc.	0.16
Rockwell Collins, Inc.	0.15
Roper Technologies, Inc.	0.23
Ross Stores, Inc.	0.26
Royal Caribbean Cruises Ltd.	0.20
Ryder System, Inc.	0.04
salesforce.com, Inc.	0.59
SanDisk Corp.	0.19
Scripps Networks Interactive, Inc.	0.06
Seagate Technology PLC	0.14
Sealed Air Corp.	0.12
Sherwin-Williams Co. (The)	0.25
Signet Jewelers Ltd.	0.12
Skyworks Solutions, Inc.	0.18
Snap-on, Inc.	0.11
Southwest Airlines Co.	0.33
Stanley Black & Decker, Inc.	0.19
Staples, Inc.	0.07
Starbucks Corp.	1.03
Starwood Hotels & Resorts Worldwide, Inc.	0.13
Stericycle, Inc.	0.12
Symantec Corp.	0.18
Target Corp.	0.53
TE Connectivity Ltd.	0.32
TEGNA, Inc.	0.07
Teradata Corp.	0.04
Texas Instruments, Inc.	0.69
Textron, Inc.	0.13
Tiffany & Co.	0.10
Time Warner Cable, Inc.	0.61
Time Warner, Inc.	0.61
TJX Cos, Inc. (The)	0.56
Security Description	Index Weight
Short U.S. Cyclicals Index (cont'd)
Total System Services, Inc.	0.10%
Tractor Supply Co.	0.14
TripAdvisor, Inc.	0.11
Twenty-First Century Fox, Inc.	0.39
Twenty-First Century Fox, Inc.	0.14
Tyco International Plc	0.16
Under Armour, Inc.	0.17
Union Pacific Corp.	0.80
United Continental Holdings, Inc.	0.26
United Parcel Service, Inc.	0.79
United Rentals, Inc.	0.09
United Technologies Corp.	0.93
Urban Outfitters, Inc.	0.02
VeriSign, Inc.	0.11
Verisk Analytics, Inc.	0.14
VF Corp.	0.25
Viacom, Inc.	0.16
Visa, Inc.	1.85
Vulcan Materials Co.	0.15
Walt Disney Co. (The)	1.89
Waste Management, Inc.	0.26
Western Digital Corp.	0.17
Western Union Co. (The)	0.11
WestRock Co.	0.15
Whirlpool Corp.	0.13
WW Grainger, Inc.	0.15
Wyndham Worldwide Corp.	0.10
Wynn Resorts Ltd.	0.06
Xerox Corp.	0.13
Xilinx, Inc.	0.15
Xylem, Inc.	0.08
Yahoo!, Inc.	0.35
Yum! Brands, Inc.	0.36
100.00%

The following table represents the equity basket holdings underlying the total return swap with GS China Exposed Autos Index as of December 31, 2015.

Security Description	Index Weight
GS China Exposed Autos Index
Bayerische Motoren Werke AG	12.19%
Daimler AG	27.15
Ford Motor Co.	17.52
General Motors Co.	14.99
Hyundai Motor Co.	7.02
Kia Motors Corp.	4.26
Nissan Motor Co., Ltd.	9.06
Volkswagen AG	7.81
100.00%

The following table represents the equity basket holdings underlying the total return swap with Short EU Quality Index as of December 31, 2015.

Security Description	Index Weight
Short EU Quality Index
ABB Ltd.	1.44%
Actelion Ltd.	0.58
Air Liquide SA	1.43

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Index Weight
Short EU Quality Index (cont'd)
Airbus Group SE	1.80%
ARM Holdings PLC	0.81
ASML Holding N.V.	0.95
Assa Abloy AB	0.73
Associated British Foods PLC	1.18
AstraZeneca PLC	3.67
Atlas Copco AB	1.03
BAE Systems PLC	1.37
BASF SE	2.62
British American Tobacco PLC	4.64
Burberry Group PLC	0.77
Capita PLC	1.20
Centrica PLC	0.63
Cie Financiere Richemont SA	1.22
Coloplast A/S	1.00
Compass Group PLC	1.54
Continental AG	1.04
Deutsche Boerse AG	0.95
Deutsche Post AG	1.17
Diageo PLC	2.64
Essilor International SA	0.76
Geberit AG	0.84
Henkel AG & Co., KGaA	1.08
Hennes & Mauritz AB	2.09
Imperial Tobacco Group PLC	2.44
Industria de Diseno Textil SA	2.06
ITV PLC	1.68
Kerry Group PLC	1.16
Kone Oyj	1.59
Legrand SA	0.57
L'Oreal SA	1.60
Nestle SA	3.65
Next PLC	0.68
Novartis AG	3.24
Novo Nordisk A/S	6.66
Novozymes A/S	0.98
Pandora A/S	0.86
Reckitt Benckiser Group PLC	2.86
RELX N.V.	1.08
RELX PLC	1.44
Rio Tinto PLC	1.44
Roche Holding AG	4.14
Rolls-Royce Holdings PLC	0.62
SABMiller PLC	1.85
SAP SE	2.83
SGS SA	1.29
Shire PLC	2.32
Sky PLC	0.74
Smith & Nephew PLC	1.22
Swatch Group AG (The)	0.45
Syngenta AG	1.35
Unilever N.V.	3.96
Unilever PLC	2.96
Valeo SA	0.94
Whitbread PLC	0.51
Wolseley PLC	0.61
WPP PLC	1.04
100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Aerospace Index as of December 31, 2015.

Security Description	Index Weight
JPM Aerospace Index
Airbus Group SE	14.88%
B/E Aerospace, Inc.	1.38
Boeing Co. (The)	34.77
Bombardier, Inc.	0.53
KLX, Inc.	0.50
Precision Castparts Corp.	11.73
Rolls-Royce Holdings PLC	4.60
Safran SA	8.18
Textron, Inc.	5.15
Thales SA	2.91
TransDigm Group, Inc.	3.77
United Technologies Corp.	9.63
Zodiac Aerospace	1.97
100.00%

@    Value is less than $500.

†    Credit rating as issued by Standard & Poor's.

LIBOR  London Interbank Offered Rate.

STIBOR  Stockholm Interbank Offered Rate.

TIIE    Interbank Equilibrium Interest Rate.

AUD  — Australian Dollar

CAD  — Canadian Dollar

CHF  — Swiss Franc

CNY  — Chinese Yuan Renminbi

DKK  — Danish Krone

EUR  — Euro

GBP  — British Pound

HKD  — Hong Kong Dollar

HUF  — Hungarian Forint

ILS  — Israeli Shekel

INR  — Indian Rupee

JPY  — Japanese Yen

MXN  — Mexican Peso

NZD  — New Zealand Dollar

RUB  — Russian Ruble

SEK  — Swedish Krona

SGD  — Singapore Dollar

USD  — United States Dollar

ZAR  — South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Fixed Income Securities	40.7%
Common Stocks	37.8
Short-Term Investments	20.8
Other*	0.7
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open call options written with a value of approximately $579,000 and does not include an open put option written with a value of approximately $70,000. Does not include open long/short futures contracts with an underlying face amount of approximately $315,040,000 with net unrealized appreciation of approximately $547,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $2,303,000 and does not include open swap agreements with net unrealized appreciation of approximately $1,196,000.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Multi-Asset Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $266,383)	$260,896
Investment in Security of Affiliated Issuer, at Value (Cost $40,037)	40,037
Total Investments in Securities, at Value (Cost $306,420)	300,933
Foreign Currency, at Value (Cost $599)	583
Cash	6,938
Receivable for Investments Sold	18,980
Receivable for Variation Margin on Futures Contracts	11,210
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	3,402
Unrealized Appreciation on Swap Agreements	1,612
Interest Receivable	420
Receivable for Portfolio Shares Sold	371
Tax Reclaim Receivable	136
Premium Paid on Open Swap Agreements	124
Dividends Receivable	86
Receivable from Affiliate	21
Other Assets	45
Total Assets	344,861
Liabilities:
Payable for Portfolio Shares Redeemed	13,057
Due to Brokers	3,909
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	1,099
Payable for Advisory Fees	768
Options Written, at Value (Premiums received $701)	649
Unrealized Depreciation on Swap Agreements	416
Payable for Swap Agreements Termination	276
Payable for Custodian Fees	115
Payable for Sub Transfer Agency Fees — Class I	48
Payable for Sub Transfer Agency Fees — Class A	6
Payable for Sub Transfer Agency Fees — Class L	6
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	26
Payable for Shareholder Services Fees — Class A	7
Payable for Distribution and Shareholder Services Fees — Class L	12
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Professional Fees	12
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	8
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Other Liabilities	28
Total Liabilities	20,443
Net Assets	$324,418
Net Assets Consist Of:
Paid-in-Capital	$401,895
Accumulated Undistributed Net Investment Income	438
Accumulated Net Realized Loss	(76,463)
Unrealized Appreciation (Depreciation) on:
Investments	(5,487)
Futures Contracts	547
Options Written	52
Swap Agreements	1,196
Foreign Currency Forward Exchange Contracts	2,303
Foreign Currency Translations	(63)
Net Assets	$324,418

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Multi-Asset Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2015 (000)
CLASS I:
Net Assets	$280,423
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	27,574,778
Net Asset Value, Offering and Redemption Price Per Share	$10.17
CLASS A:
Net Assets	$29,123
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,887,119
Net Asset Value, Redemption Price Per Share	$10.09
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.56
Maximum Offering Price Per Share	$10.65
CLASS L:
Net Assets	$14,443
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,452,507
Net Asset Value, Offering and Redemption Price Per Share	$9.94
CLASS C:
Net Assets	$420
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	42,228
Net Asset Value, Offering and Redemption Price Per Share	$9.93
CLASS IS:
Net Assets	$9
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	902
Net Asset Value, Offering and Redemption Price Per Share	$10.17

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Multi-Asset Portfolio

Statement of Operations	Year Ended December 31, 2015 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $576 of Foreign Taxes Withheld)	$5,363
Interest from Securities of Unaffiliated Issuers	2,944
Dividends from Security of Affiliated Issuer (Note G)	356
Total Investment Income	8,663
Expenses:
Advisory Fees (Note B)	4,467
Custodian Fees (Note F)	477
Administration Fees (Note C)	420
Shareholder Services Fees — Class A (Note D)	116
Distribution and Shareholder Services Fees — Class L (Note D)	228
Distribution and Shareholder Services Fees — Class C (Note D)	3
Sub Transfer Agency Fees — Class I	228
Sub Transfer Agency Fees — Class A	17
Sub Transfer Agency Fees — Class L	25
Sub Transfer Agency Fees — Class C	— @
Professional Fees	134
Registration Fees	77
Pricing Fees	58
Transfer Agency Fees — Class I (Note E)	4
Transfer Agency Fees — Class A (Note E)	45
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Shareholder Reporting Fees	46
Directors' Fees and Expenses	14
Other Expenses	32
Total Expenses	6,395
Rebate from Morgan Stanley Affiliate (Note G)	(216)
Waiver of Advisory Fees (Note B)	(151)
Reimbursement of Class Specific Expenses — Class I (Note B)	(94)
Reimbursement of Class Specific Expenses — Class A (Note B)	(16)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Net Expenses	5,914
Net Investment Income	2,749
Realized Gain (Loss):
Investments Sold	(38,846)
Foreign Currency Forward Exchange Contracts	14,862
Foreign Currency Transactions	(816)
Futures Contracts	(12,848)
Swap Agreements	(16,676)
Net Realized Loss	(54,324)
Change in Unrealized Appreciation (Depreciation):
Investments	(6,316)
Foreign Currency Forward Exchange Contracts	501
Foreign Currency Translations	12
Futures Contracts	1,127
Swap Agreements	(2,413)
Options Written	52
Net Change in Unrealized Appreciation (Depreciation)	(7,037)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(61,361)
Net Decrease in Net Assets Resulting from Operations	$(58,612)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Multi-Asset Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$2,749	$(887)
Net Realized Loss	(54,324)	(4,348)
Net Change in Unrealized Appreciation (Depreciation)	(7,037)	2,506
Net Decrease in Net Assets Resulting from Operations	(58,612)	(2,729)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(6,910)	(8,445)
Net Realized Gain	—	(180)
Class A:
Net Investment Income	(710)	(857)
Net Realized Gain	—	(21)
Class L:
Net Investment Income	(453)	(498)
Net Realized Gain	—	(16)
Class C:
Net Investment Income	(3)	—
Class IS:
Net Investment Income	(— @)	—
Total Distributions	(8,076)	(10,017)
Capital Share Transactions:(1)
Class I:
Subscribed	132,370	497,148
Distributions Reinvested	6,894	8,613
Redeemed	(297,687)	(107,022)
Class A:
Subscribed	9,732	57,577
Distributions Reinvested	618	773
Redeemed	(29,951)	(16,062)
Class L:
Subscribed	4,714	39,846
Distributions Reinvested	453	515
Redeemed	(27,947)	(7,612)
Class C:
Subscribed	588 *	—
Distributions Reinvested	3 *	—
Redeemed	(134)*	—
Class IS:
Subscribed	10 **	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(200,337)	473,776
Total Increase (Decrease) in Net Assets	(267,025)	461,030
Net Assets:
Beginning of Period	591,443	130,413
End of Period (Including Accumulated Undistributed Net Investment Income of $438 and $2,825)	$324,418	$591,443

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Multi-Asset Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	11,881	42,063
Shares Issued on Distributions Reinvested	645	744
Shares Redeemed	(27,835)	(9,127)
Net Increase (Decrease) in Class I Shares Outstanding	(15,309)	33,680
Class A:
Shares Subscribed	875	4,919
Shares Issued on Distributions Reinvested	58	67
Shares Redeemed	(2,810)	(1,378)
Net Increase (Decrease) in Class A Shares Outstanding	(1,877)	3,608
Class L:
Shares Subscribed	422	3,417
Shares Issued on Distributions Reinvested	43	45
Shares Redeemed	(2,635)	(665)
Net Increase (Decrease) in Class L Shares Outstanding	(2,170)	2,797
Class C:
Shares Subscribed	56 *	—
Shares Issued on Distributions Reinvested	— @@*	—
Shares Redeemed	(14)*	—
Net Increase in Class C Shares Outstanding	42	—
Class IS:
Shares Subscribed	1 **	—

*  For the period April 30, 2015 through December 31, 2015.

**  For the period May 29, 2015 through December 31, 2015.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Multi-Asset Portfolio

	Class I
	Year Ended December 31,			Period from June 22, 2012^ to
Selected Per Share Data and Ratios	2015	2014	2013	December 31, 2012
Net Asset Value, Beginning of Period	$11.55	$11.68	$10.30	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.07	(0.02)	0.03	(0.02)
Net Realized and Unrealized Gain (Loss)	(1.29)	0.11	1.84	0.47
Total from Investment Operations	(1.22)	0.09	1.87	0.45
Distributions from and/or in Excess of:
Net Investment Income	(0.16)	(0.22)	—	—
Net Realized Gain	—	(0.00)‡	(0.49)	(0.15)
Total Distributions	(0.16)	(0.22)	(0.49)	(0.15)
Net Asset Value, End of Period	$10.17	$11.55	$11.68	$10.30
Total Return++	(10.60)%	0.77%	18.24%	4.53	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$280,423	$495,419	$107,463	$20,496
Ratio of Expenses to Average Net Assets (1)	1.05%+	1.01%+	1.03%+	1.01	%+*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.60%+	(0.14)%+	0.25%+	(0.30	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.04%	0.09%	0.07%	0.09	%*
Portfolio Turnover Rate	355%	264%	223%	167	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.14%	1.21%	1.97%	2.41	%*
Net Investment Income (Loss) to Average Net Assets	0.51%	(0.34)%	(0.69)%	(1.70	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Multi-Asset Portfolio

	Class A
	Year Ended December 31,				Period from June 22, 2012^ to
Selected Per Share Data and Ratios	2015	2014	2013		December 31, 2012
Net Asset Value, Beginning of Period	$11.50	$11.63	$10.29		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.03	(0.05)	0.01		(0.03)
Net Realized and Unrealized Gain (Loss)	(1.28)	0.11	1.82		0.47
Total from Investment Operations	(1.25)	0.06	1.83		0.44
Distributions from and/or in Excess of:
Net Investment Income	(0.16)	(0.19)	—		—
Net Realized Gain	—	(0.00)‡	(0.49)		(0.15)
Total Distributions	(0.16)	(0.19)	(0.49)		(0.15)
Net Asset Value, End of Period	$10.09	$11.50	$11.63		$10.29
Total Return++	(11.00)%	0.55%	17.86%		4.43	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$29,123	$54,771	$13,437		$103
Ratio of Expenses to Average Net Assets (1)	1.37%+	1.30%+	1.30	%+^^	1.26	%+*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.27%+	(0.43)%+	0.07	%+	(0.55	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.04%	0.09%	0.07%		0.09	%*
Portfolio Turnover Rate	355%	264%	223%		167	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.47%	1.46%	2.24%		2.66	%*
Net Investment Income (Loss) to Average Net Assets	0.17%	(0.59)%	(0.87)%		(1.95	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.45% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.35% for Class A shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Multi-Asset Portfolio

	Class L
	Year Ended December 31,				Period from June 22, 2012^ to
Selected Per Share Data and Ratios	2015	2014	2013		December 31, 2012
Net Asset Value, Beginning of Period	$11.39	$11.53	$10.26		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.02)	(0.10)	(0.05)		(0.06)
Net Realized and Unrealized Gain (Loss)	(1.27)	0.10	1.81		0.47
Total from Investment Operations	(1.29)	(0.00)‡	1.76		0.41
Distributions from and/or in Excess of:
Net Investment Income	(0.16)	(0.14)	—		—
Net Realized Gain	—	(0.00)‡	(0.49)		(0.15)
Total Distributions	(0.16)	(0.14)	(0.49)		(0.15)
Net Asset Value, End of Period	$9.94	$11.39	$11.53		$10.26
Total Return++	(11.37)%	0.02%	17.23%		4.13	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$14,443	$41,253	$9,513		$337
Ratio of Expenses to Average Net Assets (1)	1.85%+	1.77%+	1.79	%+^^	1.76	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.18)%+	(0.90)%+	(0.46	)%+	(1.05	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.04%	0.09%	0.07%		0.09	%*
Portfolio Turnover Rate	355%	264%	223%		167	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.92%	1.93%	2.73%		3.16	%*
Net Investment Loss to Average Net Assets	(0.25)%	(1.06)%	(1.40)%		(2.45	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.95% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.85% for Class L shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Multi-Asset Portfolio

	Class C
Selected Per Share Data and Ratios	Period from April 30, 2015^ to December 31, 2015
Net Asset Value, Beginning of Period	$11.09
Loss from Investment Operations:
Net Investment Loss†	(0.07)
Net Realized and Unrealized Loss	(0.93)
Total from Investment Operations	(1.00)
Distributions from and/or in Excess of:
Net Investment Income	(0.16)
Net Asset Value, End of Period	$9.93
Total Return++	(9.07	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$420
Ratios of Expenses to Average Net Assets (1)	2.17	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.07	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.03	%*
Portfolio Turnover Rate	355%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.59	%*
Net Investment Loss to Average Net Assets	(1.49	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Multi-Asset Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from May 29, 2015^ to December 31, 2015
Net Asset Value, Beginning of Period	$11.09
Income (Loss) from Investment Operations:
Net Investment Income†	0.01
Net Realized and Unrealized Loss	(0.77)
Total from Investment Operations	(0.76)
Distributions from and/or in Excess of:
Net Investment Income	(0.16)
Net Asset Value, End of Period	$10.17
Total Return++	(6.89	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9
Ratio of Expenses to Average Net Assets (1)	1.04	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.23	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.03	%*
Portfolio Turnover Rate	355%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	17.31	%*
Net Investment Loss to Average Net Assets	(16.04	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Multi-Asset Portfolio. The Portfolio seeks total return. The Portfolio's ("Adviser"), Morgan Stanley Investment Management Inc., seeks to achieve this objective with an emphasis on positive absolute return and controlling downside portfolio risk.

The Portfolio offers five classes of shares — Class I, Class A, Class L, Class C and Class IS shares. On April, 30, 2015, the Portfolio commenced offering Class C shares and suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. On May 29, 2015, the Portfolio commenced offering Class IS shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) futures are valued at the latest price published by the commodities exchange on which they trade; (5) swaps are marked-to-market daily based upon quotations from market makers; (6) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Directors or quotes from a broker or dealer; (7) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (8) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (9) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (10) short-term taxable debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such price does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser. Other taxable short-term debt securities with maturities of more than 60 days

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

will be valued on a mark-to-market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Adviser determines such price does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$—	$1,149	$—	$1,149
Air Freight & Logistics	—	789	—	789
Airlines	—	1,347	—	1,347
Auto Components	—	131	—	131
Automobiles	—	8,413	—	8,413
Banks	1	10,394	—	10,395
Beverages	1,165	2,881	—	4,046
Biotechnology	1,977	23	—	2,000
Building Products	—	1,919	—	1,919
Capital Markets	—	2,344	—	2,344
Chemicals	—	3,396	—	3,396
Commercial Services & Supplies	—	70	—	70
Communications Equipment	15	717	—	732
Construction & Engineering	—	3,553	—	3,553
Construction Materials	—	1,083	—	1,083
Consumer Finance	—	22	—	22
Containers & Packaging	—	33	—	33
Diversified Financial Services	—	1,410	—	1,410
Diversified Telecommunication Services	1,246	3,958	—	5,204
Electric Utilities	819	2,026	—	2,845
Electrical Equipment	—	1,007	—	1,007
Electronic Equipment, Instruments & Components	—	208	—	208
Energy Equipment & Services	—	4	—	4
Food & Staples Retailing	1,167	518	—	1,685
Food Products	832	1,251	—	2,083
Gas Utilities	19	15	—	34
Health Care Equipment & Supplies	1,091	692	—	1,783
Health Care Providers & Services	1,461	115	—	1,576
Health Care Technology	51	—	—	51
Hotels, Restaurants & Leisure	—	1,109	—	1,109
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Household Durables	$—	$84		$—	$84
Household Products	921	116		—	1,037
Independent Power Producers & Energy Traders	27	—		—	27
Industrial Conglomerates	—	2,988		—	2,988
Information Technology Services	—	2,391		—	2,391
Insurance	—	5,971		—	5,971
Internet Software & Services	—	2		—	2
Leisure Products	—	27		—	27
Life Sciences Tools & Services	362	—		—	362
Machinery	—	299		—	299
Marine	—	45		—	45
Media	4	1,729		—	1,733
Metals & Mining	4,664	1,005		—	5,669
Multi-Utilities	545	1,646		—	2,191
Multi-line Retail	—	86		—	86
Oil, Gas & Consumable Fuels	—	4,747		—	4,747
Personal Products	51	3,255		—	3,306
Pharmaceuticals	2,992	6,470		—	9,462
Professional Services	—	2,695		—	2,695
Real Estate Investment Trusts (REITs)	—	597		—	597
Real Estate Management & Development	—	151		—	151
Road & Rail	—	114		—	114
Semiconductors & Semiconductor Equipment	—	1,056		5	1,061
Software	—	2,157		—	2,157
Specialty Retail	—	1,319		—	1,319
Tech Hardware, Storage & Peripherals	—	91		—	91
Textiles, Apparel & Luxury Goods	—	1,304		—	1,304
Tobacco	796	219		—	1,015
Trading Companies & Distributors	—	424		—	424
Transportation Infrastructure	—	1,615		—	1,615
Wireless Telecommunication Services	—	342		—	342
Total Common Stocks	20,206	93,522		5	113,733
Investment Company	62	—		—	62
Rights	—	1	†	—	1	†
Fixed Income Securities
Sovereign	—	5,194		—	5,194
U.S. Treasury Security	—	117,324		—	117,324
Total Fixed Income Securities	—	122,518		—	122,518

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Call Options Purchased	$—	$1,538	$—	$1,538
Put Option Purchased	—	527	—	527
Short-Term Investments
Investment Company	40,037	—	—	40,037
U.S. Treasury Security	—	22,517	—	22,517
Total Short-Term Investments	40,037	22,517	—	62,554
Foreign Currency Forward Exchange Contracts	—	3,402	—	3,402
Futures Contracts	1,581	—	—	1,581
Interest Rate Swap Agreements	—	853	—	853
Total Return Swap Agreements	—	759	—	759
Total Assets	61,886	245,637 †	5	307,528 †
Liabilities:
Call Options Written	—	(579)	—	(579)
Put Option Written	—	(70)	—	(70)
Foreign Currency Forward Exchange Contracts	—	(1,099)	—	(1,099)
Futures Contracts	(1,034)	—	—	(1,034)
Credit Default Swap Agreement	—	(84)	—	(84)
Interest Rate Swap Agreements	—	(258)	—	(258)
Total Return Swap Agreements	—	(74)	—	(74)
Total Liabilities	(1,034)	(2,164)	—	(3,198)
Total	$60,852	$243,473 †	$5	$304,330 †

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2015, securities with a total value of approximately $2,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2014 were valued using other significant observable inputs at December 31, 2015.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stock (000)
Beginning Balance	$—
Purchases	171
Sales	(14)
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	(154)
Realized gains (losses)	2
Ending Balance	$5
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2015	$(154)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2015.

	Fair Value at December 31, 2015 (000)	Valuation Technique	Unobservable Input	Range		Selected Value	Valuation from an Increase in Input
Semiconductors & Semiconductors Equipment
Common Stock	$5	Market Transaction Method	Precedent Transaction	$0.03	$0.03	$0.03	Increase

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with which the Portfolio has open positions in the futures contract.

Swaps: The Portfolio may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices,

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Portfolio may be either the buyer or seller in a credit default swap. Where the Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Portfolio's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Portfolio will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

Options: With respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. The Portfolio may write call and put options on stock indexes, futures, securities or currencies it owns or in which it may invest. Writing put options tend to increase the Portfolio's exposure to the underlying instrument. Writing call options tend to decrease the Portfolio's exposure to the underlying instruments. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability. Any liability recorded is subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Transactions in written options for the year ended December 31, 2015 were as follows:

Written Options	Notional Amount (000)	Premiums Received (000)
Options outstanding at December 31, 2014	—	$—
Options written	99,460	701
Options outstanding at December 31, 2015	99,460	$701

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2015.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Currency Risk	$2,065	(a)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	3,402
Futures Contract	Variation Margin on Futures Contract	Commodity Risk	161	(b)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	29	(b)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	1,391	(b)
Swap Agreements	Unrealized Appreciation on
	Swap Agreements	Equity Risk	759
Swap Agreements	Unrealized Appreciation on
	Swap Agreements	Interest Rate Risk	853
Total			$8,660
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Written	Options Written, at Value	Currency Risk	$(649)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	(1,099)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(245	)(b)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	(789	)(b)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Credit Risk	(84)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	(74)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Interest Rate Risk	(258)
Total			$(3,198)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(b) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2015 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$14,862
Commodity Risk	Futures Contracts	556
Equity Risk	Futures Contracts	(13,789)
Interest Rate Risk	Futures Contracts	385
Credit Risk	Swap Agreements	2,937
Equity Risk	Swap Agreements	(13,203)
Interest Rate Risk	Swap Agreements	(6,410)
Total		$(14,662)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Options Purchased	$478 (c)
Currency Risk	Options Written	52
Currency Risk	Foreign Currency Forward Exchange Contracts	501
Commodity Risk	Futures Contracts	203
Equity Risk	Futures Contracts	1,140
Interest Rate Risk	Futures Contracts	(216)
Credit Risk	Swap Agreements	467
Equity Risk	Swap Agreements	(2,963)
Interest Rate Risk	Swap Agreements	83
Total		$(255)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2015, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(d)	Assets(e) (000)		Liabilities(e) (000)
Options Purchased	$2,065	(f)	$—
Options Written	—		(649)
Foreign Currency Forward Exchange Contracts	3,402		(1,099)
Swap Agreements	1,612		(416)
Total	$7,079		$(2,164)

(d) Excludes exchange traded derivatives.

(e) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

(f) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received(g) (000)	Net Amount (not less than $0) (000)
Bank of America NA	$74		$(4)	$—	$70
Bank of New York Mellon	256		—	—	256
Barclays Bank PLC	193		(132)	—	61
BNP Paribas SA	58		(16)	—	42
Citibank NA	1,945		(243)	(1,314)	388
Commonwealth Bank of Australia	—	@	—	—	—	@
Credit Suisse International	26		—	—	26
Deutsche Bank AG	1,091		(44)	(910)	137
Goldman Sachs International	1,017		(343)	(674)	0
JPMorgan Chase Bank NA	1,731		(359)	(745)	627
State Street Bank and Trust Co.	398		(229)	—	169
UBS AG	290		(34)	—	256
Total	$7,079		$(1,404)	$(3,643)	$2,032

(g) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Bank of America NA	$21	$(4)	$—	$17
Bank of Montreal	2	—	—	2
Barclays Bank PLC	132	(132)	—	0
BNP Paribas SA	16	(16)	—	0
Citibank NA	243	(243)	—	0
Deutsche Bank AG	71	(44)	—	27
Goldman Sachs International	510	(343)	—	167
JPMorgan Chase Bank NA	860	(359)	—	501
State Street Bank and Trust Co.	229	(229)	—	0
UBS AG	80	(34)	—	46
Total	$2,164	$(1,404)	$—	$760

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

For the year ended December 31, 2015, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$431,837,000
Futures Contracts:
Average monthly original value	$706,745,000
Swap Agreements:
Average monthly notional amount	$916,455,000
Options Purchased:
Average monthly notional amount	17,750,000
Options Written:
Average monthly notional amount	17,750,000

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.85%	0.80%	0.75%

For the year ended December 31, 2015, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.78% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I shares, 1.45% for Class A shares, 1.95% for Class L shares, 2.20% for Class C shares and 1.07% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2015, approximately $151,000 of advisory fees were waived and approximately $114,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $817,337,000 and $757,077,000, respectively. For the year ended December 31, 2015, purchases and sales of long-term U.S. Government securities were approximately $247,266,000 and $126,576,000, respectively.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2015, advisory fees paid were reduced by approximately $216,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2015 (000)
$496,892	$687,533	$1,144,388	$356	$40,037

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$8,076	$—	$9,800	$217

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and swap income reclass, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$2,940	$(2,940)	$—

At December 31, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$3,531	$—

At December 31, 2015, the Portfolio had available for Federal income tax purposes unused short-term capital losses of approximately $72,620,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Other: At December 31, 2015, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 48.5%.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Multi-Asset Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Asset Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Multi-Asset Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2016

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2015. For corporate shareholders, 3.1% of the dividends qualified for the dividends received deduction.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2015. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $5,373,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2016 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIMAANN
1405411 EXP. 02.28.17

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Frontier Emerging Markets Portfolio

Annual Report

December 31, 2015

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	24
Federal Tax Notice	25
U.S. Privacy Policy	26
Director and Officer Information	29

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Frontier Emerging Markets Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2016

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Expense Example (unaudited)

Frontier Emerging Markets Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Frontier Emerging Markets Portfolio Class I	$1,000.00	$898.50	$1,016.23	$8.52	$9.05	1.78%
Frontier Emerging Markets Portfolio Class A	1,000.00	897.20	1,014.42	10.23	10.87	2.14
Frontier Emerging Markets Portfolio Class L	1,000.00	894.10	1,010.79	13.65	14.50	2.86
Frontier Emerging Markets Portfolio Class C	1,000.00	893.30	1,010.33	14.08	14.95	2.95
Frontier Emerging Markets Portfolio Class IS	1,000.00	898.40	1,016.48	8.28	8.79	1.73

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited)

Frontier Emerging Markets Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2015, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –10.58%, net of fees. The Portfolio's Class I shares outperformed the Portfolio's benchmark, the MSCI Frontier Markets Index (the "Index"), which returned –14.46%.

Factors Affecting Performance

•  Frontier markets, down 14.46% as measured by the Index, declined closely in line with mainstream emerging markets, as represented by the MSCI Emerging Markets Net Index, which fell 14.92% in 2015. While frontier markets in aggregate have less direct trade with China than emerging markets, the economic slowdown in China not only further drove down commodities prices, but also contributed to investor concern about a potential global recession. Investors also broadly responded negatively to the prospects of waning liquidity as the U.S. Federal Reserve signaled and finally enacted its long-awaited interest rate hike in December. Lower oil prices helped the consumer broadly, as well as the current account balances of such net-importing frontier countries as Pakistan, Bangladesh and Sri Lanka. However, it hurt oil and/or commodity exporters such as Kazakhstan, Nigeria and Saudi Arabia.

•  For the full year 2015, both stock selection and country allocation contributed to the Portfolio's outperformance.

•  Chief sources of the Portfolio's outperformance for the full year were stock selection in and an overweight to Romania; zero allocation to Kazakhstan, which plunged; stock selection in and a country allocation to Argentina; stock selection in and an overweight to Vietnam; stock selection in and an underweight to Kuwait; stock selection in Bangladesh; exposure to Egypt; stock selection in Pakistan; stock selection within off-index United Arab Emirates; an underweight to Nigeria; and stock selection in Kenya.

•  The chief detractors from the Portfolio's performance for the year were a lack of exposure to Lebanon, which was one of the few frontier markets to deliver positive performance, as well as an overweight to

Sri Lanka and zero exposure to Oman and Slovenia, which relatively outperformed the Index.

Management Strategies

•  Though the world faces a low-growth environment, select frontier emerging market countries offer among the strongest growth prospects. Most of the oil-exporting countries in the Middle East and Nigeria will see slower growth from low oil prices; however, many frontier countries are oil importers, actually benefiting from lower oil prices. Meanwhile, as investors continue to react negatively to slowing macroeconomic data in China, the frontier markets, in aggregate, are less vulnerable because they have less direct trade with China than most emerging market countries. Even if U.S. interest rates rise and the dollar continues to remain strong, frontier markets in aggregate are less vulnerable to higher costs of external financing as they have smaller aggregate current account deficits than their emerging market peers. Combined, frontier countries have had little credit expansion relative to gross domestic product (GDP) over the past five years and several countries have de-levered or are at only nascent stages of a healthy credit expansion.

•  In the Portfolio, we continue to focus on countries where we believe the outlook for reform is encouraging, as reform usually leads to higher levels of economic growth, which then translates to higher earnings growth at the corporate level. This is key to our investment case in Pakistan, Egypt and Kenya.

•  Many frontier countries benefit from lower oil prices, which translate to lower inflation, increased purchasing power and improved trade balances. Key beneficiaries in this category are Kenya, Sri Lanka, Egypt, Pakistan and Bangladesh. New frontier markets such as Myanmar benefit from China's rising labor costs. Vietnam has been a main beneficiary of the manufacturing shift away from China. Pakistan remains our largest country position in the Portfolio. Significant overweights relative to the Index include Romania, Kenya, Vietnam and Bangladesh.

•  We are actively underweight Index-dominant markets Kuwait and Nigeria. We maintain a zero weighting in Kazakhstan, Oman, Slovenia and Lebanon.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited) (cont'd)

Frontier Emerging Markets Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on August 25, 2008. Performance shown for the Portfolio's Class I shares reflects the performance of the common shares of the Predecessor Fund for periods prior to September 17, 2012.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI Frontier Markets Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2015 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	–10.58%	2.77%	—	–0.28%
Portfolio — Class A Shares w/o sales charges(5)	–10.90	—	—	7.67
Portfolio — Class A Shares with maximum 5.25% sales charges(5)	–15.59	—	—	5.92
Portfolio — Class L Shares w/o sales charges(5)	–11.49	—	—	7.03
Portfolio — Class C Shares w/o sales charges(7)	—	—	—	–14.10
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(7)	—	—	—	–14.96
Portfolio — Class IS Shares w/o sales charges(6)	—	—	—	–11.14
MSCI Frontier Markets Index	–14.46	0.36	—	–4.36
Lipper Emerging Market Funds Index	–14.50	–4.23	—	–0.18

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of frontier markets. The MSCI Frontier Markets Index currently consists of 23 frontier market country indices. The performance of the Index is calculated in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Market Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Market Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Market Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  On September 17, 2012, all assets of Morgan Stanley Frontier Emerging Markets Fund, Inc. (the "Predecessor Fund") were reorganized into Class I shares of Morgan Stanley Institutional Fund, Inc. Frontier Emerging Markets Portfolio ("the Portfolio"). Performance shown for Class I shares reflects the performance of the shares of the Predecessor Fund for periods prior to September 17, 2012. The Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund. In addition, Class I shares' returns of the Portfolio will differ from the Predecessor Fund as they have different expenses. The Predecessor Fund commenced operations on August 25, 2008.

(5)  Commenced offering on September 14, 2012.

(6)  Commenced offering on February 27, 2015.

(7)  Commenced offering on April 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments

Frontier Emerging Markets Portfolio

	Shares	Value (000)
Common Stocks (91.6%)
Argentina (10.3%)
Banco Macro SA ADR (a)	385,071	$22,380
BBVA Banco Frances SA ADR (a)	997,796	19,038
Grupo Financiero Galicia SA ADR	465,968	12,618
Telecom Argentina SA ADR	650,441	10,453
		64,489
Bangladesh (5.8%)
Beximco Pharmaceuticals Ltd.	7,664,740	8,218
GrameenPhone Ltd.	4,219,603	13,607
Olympic Industries Ltd.	4,429,759	14,636
		36,461
Brazil (2.2%)
Adecoagro SA (a)	627,489	7,712
MercadoLibre, Inc.	54,308	6,209
		13,921
Egypt (7.1%)
Arabian Cement Co.	4,374,258	5,346
Commercial International Bank Egypt SAE	3,849,161	18,680
Edita Food Industries SAE (a)	2,777,474	11,351
Integrated Diagnostics Holdings PLC (a)(b)	1,917,858	9,477
		44,854
Kenya (5.3%)
East African Breweries Ltd.	4,796,101	12,794
Safaricom Ltd.	129,609,319	20,654
		33,448
Kuwait (13.8%)
Burgan Bank SAK	13,309,696	16,886
Kuwait Projects Co., Holding KSC	8,062,022	15,338
Mezzan Holding Co. KSCC (a)	996,829	3,809
National Bank of Kuwait	19,085,602	50,329
		86,362
Morocco (2.4%)
Attijariwafa Bank	441,871	15,061
Nigeria (7.2%)
Guaranty Trust Bank PLC	152,699,865	13,955
Lafarge Africa PLC	21,853,602	10,665
Nigerian Breweries PLC	16,928,586	11,592
Zenith Bank PLC	126,569,996	8,971
		45,183
Pakistan (12.5%)
Habib Bank Ltd.	7,025,000	13,410
K-Electric Ltd. (a)	131,728,900	9,410
Lucky Cement Ltd.	4,387,662	20,614
Maple Leaf Cement Factory Ltd.	14,325,783	10,205
MCB Bank Ltd.	2,579,943	5,368
Pak Elektron Ltd.	5,102,700	3,022
United Bank Ltd.	10,955,078	16,219
		78,248
	Shares	Value (000)
Panama (1.0%)
Copa Holdings SA, Class A	127,600	$6,158
Qatar (1.4%)
Qatar Islamic Bank	295,319	8,633
Romania (7.0%)
Banca Transilvania (a)	43,621,313	25,446
BRD-Groupe Societe Generale SA (a)	6,466,879	18,786
		44,232
Sri Lanka (4.0%)
Commercial Bank of Ceylon PLC	14,769,238	14,326
John Keells Holdings PLC	8,981,227	11,091
		25,417
Tanzania, United Republic of (1.2%)
Tanzania Breweries Ltd.	1,121,500	7,684
United Arab Emirates (2.2%)
Aramex PJSC	4,064,355	3,473
NMC Health PLC	849,636	10,534
		14,007
United States (1.0%)
Pricesmart, Inc.	74,745	6,203
Vietnam (7.2%)
Bank for Foreign Trade of Vietnam JSC	7,659,310	14,939
Masan Group Corp. (a)	3,276,910	11,268
Vietnam Dairy Products JSC	3,360,254	18,820
		45,027
Total Common Stocks (Cost $576,858)		575,388
Participation Notes (6.7%)
Saudi Arabia (6.3%)
Al Hammadi Development and Investment Co., Equity Linked Notes, expires 12/20/18 (a)	568,074	7,399
Al Hammadi Development and Investment Co. Series 000A, Equity Linked Notes, expires 8/21/17 (a)	820,468	10,687
Al Rajhi Bank, Equity Linked Notes, expires 9/27/16 (a)	83,324	1,149
Al Rajhi Bank, Equity Linked Notes, expires 11/27/17 (a)	609,430	8,401
Jarir Marketing Co. Series 0005, Equity Linked Notes, expires 12/12/16 (a)(b)	279,491	11,853
		39,489
United Arab Emirates (0.1%)
Aramex PJSC, Equity Linked Notes, expires 3/30/16 (a)	1,131,685	967
Vietnam (0.3%)
Viet Nam Dairy Products JSC, Equity Linked Notes, expires 10/23/17 (a)	133,329	747
Viet Nam Dairy Products JSC, Equity Linked Notes, expires 7/22/19 (a)	203,515	1,140
		1,887
Total Participation Notes (Cost $47,599)		42,343

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments (cont'd)

Frontier Emerging Markets Portfolio

	Shares	Value (000)
Short-Term Investment (2.6%)
Investment Company (2.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G) (Cost $16,114)	16,113,861	$16,114
Total Investments (100.9%) (Cost $640,571) (c)(d)		633,845
Liabilities in Excess of Other Assets (–0.9%)		(5,816)
Net Assets (100.0%)		$628,029

(a)  Non-income producing security.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  The approximate fair value and percentage of net assets, $476,933,000 and 75.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(d)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $645,797,000. The aggregate gross unrealized appreciation is approximately $55,102,000 and the aggregate gross unrealized depreciation is approximately $67,054,000 resulting in net unrealized depreciation of approximately $11,952,000.

ADR  American Depositary Receipt.

PJSC  Public Joint Stock Company.

Portfolio Composition

Classification	Percentage of Total Investments
Banks	48.0%
Other*	17.1
Food Products	11.0
Construction Materials	7.4
Health Care Providers & Services	6.0
Wireless Telecommunication Services	5.4
Beverages	5.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Frontier Emerging Markets Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $624,457)	$617,731
Investment in Security of Affiliated Issuer, at Value (Cost $16,114)	16,114
Total Investments in Securities, at Value (Cost $640,571)	633,845
Foreign Currency, at Value (Cost $3,715)	3,706
Cash	84
Receivable for Portfolio Shares Sold	3,145
Receivable for Investments Sold	2,432
Dividends Receivable	540
Receivable from Affiliate	8
Tax Reclaim Receivable	3
Other Assets	75
Total Assets	643,838
Liabilities:
Payable for Investments Purchased	6,332
Payable for Portfolio Shares Redeemed	4,235
Deferred Capital Gain Country Tax	2,608
Payable for Advisory Fees	1,949
Payable for Custodian Fees	394
Payable for Professional Fees	137
Payable for Sub Transfer Agency Fees — Class I	39
Payable for Sub Transfer Agency Fees — Class A	11
Payable for Sub Transfer Agency Fees — Class L	3
Payable for Administration Fees	42
Payable for Shareholder Services Fees — Class A	16
Payable for Distribution and Shareholder Services Fees — Class L	3
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Transfer Agency Fees — Class I	6
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	3
Payable for Transfer Agency Fees — Class C	— @
Payable for Transfer Agency Fees — Class IS	1
Other Liabilities	28
Total Liabilities	15,809
Net Assets	$628,029
Net Assets Consist Of:
Paid-in-Capital	$729,574
Distributions in Excess of Net Investment Income	(112)
Accumulated Net Realized Loss	(92,426)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $2,277 of Deferred Capital Gain Country Tax)	(9,003)
Foreign Currency Translations	(4)
Net Assets	$628,029

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Frontier Emerging Markets Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2015 (000)
CLASS I:
Net Assets	$531,927
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	31,333,675
Net Asset Value, Offering and Redemption Price Per Share	$16.98
CLASS A:
Net Assets	$82,480
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,881,065
Net Asset Value, Redemption Price Per Share	$16.90
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.94
Maximum Offering Price Per Share	$17.84
CLASS L:
Net Assets	$4,490
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	267,397
Net Asset Value, Offering and Redemption Price Per Share	$16.79
CLASS C:
Net Assets	$1,400
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	83,875
Net Asset Value, Offering and Redemption Price Per Share	$16.69
CLASS IS:
Net Assets	$7,732
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	455,662
Net Asset Value, Offering and Redemption Price Per Share	$16.97

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Frontier Emerging Markets Portfolio

Statement of Operations	Year Ended December 31, 2015 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1,841 of Foreign Taxes Withheld)	$18,061
Dividends from Security of Affiliated Issuer (Note G)	33
Total Investment Income	18,094
Expenses:
Advisory Fees (Note B)	8,203
Custodian Fees (Note F)	1,604
Administration Fees (Note C)	525
Sub Transfer Agency Fees — Class I	279
Sub Transfer Agency Fees — Class A	109
Sub Transfer Agency Fees — Class L	8
Sub Transfer Agency Fees — Class C	1
Professional Fees	380
Shareholder Services Fees — Class A (Note D)	190
Distribution and Shareholder Services Fees — Class L (Note D)	52
Distribution and Shareholder Services Fees — Class C (Note D)	5
Registration Fees	127
Shareholder Reporting Fees	87
Transfer Agency Fees — Class I (Note E)	27
Transfer Agency Fees — Class A (Note E)	6
Transfer Agency Fees — Class L (Note E)	13
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Directors' Fees and Expenses	16
Pricing Fees	7
Other Expenses	26
Total Expenses	11,667
Rebate from Morgan Stanley Affiliate (Note G)	(17)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(— @)
Net Expenses	11,647
Net Investment Income	6,447
Realized Loss:
Investments Sold (Net of $423 of Capital Gain Country Tax)	(48,942)
Foreign Currency Transactions	(862)
Net Realized Loss	(49,804)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $554)	(31,096)
Foreign Currency Translations	45
Net Change in Unrealized Appreciation (Depreciation)	(31,051)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(80,855)
Net Decrease in Net Assets Resulting from Operations	$(74,408)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Frontier Emerging Markets Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$6,447	$5,958
Net Realized Loss	(49,804)	(7,627)
Net Change in Unrealized Appreciation (Depreciation)	(31,051)	(12,194)
Net Decrease in Net Assets Resulting from Operations	(74,408)	(13,863)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(4,515)	(4,928)
Paid-in-Capital	(211)	(215)
Class A:
Net Investment Income	(376)	(524)
Paid-in-Capital	(18)	(32)
Class L:
Net Investment Income	—	(21)
Paid-in-Capital	—	(3)
Class C:
Net Investment Income	(7)	—
Paid-in-Capital	(— @)
Class IS:
Net Investment Income	(69)	—
Paid-in-Capital	(3)
Total Distributions	(5,199)	(5,723)
Capital Share Transactions:(1)
Class I:
Subscribed	378,909	436,382
Distributions Reinvested	3,040	3,342
Redeemed	(332,045)	(115,877)
Class A:
Subscribed	59,471	89,841
Distributions Reinvested	394	549
Redeemed	(45,079)	(33,970)
Class L:
Subscribed	1,339	7,270
Distributions Reinvested	—	24
Redeemed	(4,069)	(2,050)
Class C:
Subscribed	1,531 *	—
Distributions Reinvested	7 *	—
Redeemed	(34)*	—
Class IS:
Subscribed	43,080 **	—
Distributions Reinvested	72 **	—
Redeemed	(31,422)**	—
Net Increase in Net Assets Resulting from Capital Share Transactions	75,194	385,511
Redemption Fees	65	100
Total Increase (Decrease) in Net Assets	(4,348)	366,025
Net Assets:
Beginning of Period	632,377	266,352
End of Period (Including Distributions in Excess of Net Investment Income of $(112) and $(307))	$628,029	$632,377

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Frontier Emerging Markets Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2015 (000)		Year Ended December 31, 2014 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	20,657		21,506
Shares Issued on Distributions Reinvested	181		185
Shares Redeemed	(18,098)		(5,792)
Net Increase in Class I Shares Outstanding	2,740		15,899
Class A:
Shares Subscribed	3,267		4,403
Shares Issued on Distributions Reinvested	24		30
Shares Redeemed	(2,442)		(1,667)
Net Increase in Class A Shares Outstanding	849		2,766
Class L:
Shares Subscribed	70		355
Shares Issued on Distributions Reinvested	—		1
Shares Redeemed	(225)		(106)
Net Increase (Decrease) in Class L Shares Outstanding	(155)		250
Class C:
Shares Subscribed	86	*	—
Shares Issued on Distributions Reinvested	—	@@*	—
Shares Redeemed	(2	)*	—
Net Increase in Class C Shares Outstanding	84		—
Class IS:
Shares Subscribed	2,259	**	—
Shares Issued on Distributions Reinvested	4	**	—
Shares Redeemed	(1,807	)**	—
Net Increase in Class IS Shares Outstanding	456		—

*  For the period April 30, 2015 through December 31, 2015.

**  For the period February 27, 2015 through December 31, 2015.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Frontier Emerging Markets Portfolio

	Class I
	Year Ended December 31,			Period from November 1, 2012 to December 31,		Year Ended October 31,
Selected Per Share Data and Ratios	2015	2014	2013	2012		2012@	2011
Net Asset Value, Beginning of Period	$19.15	$18.86	$14.24	$14.00		$12.75	$15.26
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.19	0.25	0.09	(0.03)		0.19	0.34
Net Realized and Unrealized Gain (Loss)	(2.21)	0.23	4.60	0.56		1.26	(2.65)
Total from Investment Operations	(2.02)	0.48	4.69	0.53		1.45	(2.31)
Distributions from and/or in Excess of:
Net Investment Income	(0.14)	(0.18)	(0.07)	(0.30)		(0.22)	(0.20)
Paid-in-Capital	(0.01)	(0.01)	—	—		—	—
Total Distributions	(0.15)	(0.19)	(0.07)	(0.30)		(0.22)	(0.20)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	0.01		0.02	—
Net Asset Value, End of Period	$16.98	$19.15	$18.86	$14.24		$14.00	$12.75
Total Return++	(10.58)%	2.66%	32.95%	3.94	%#	12.03%	(15.35)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$531,927	$547,535	$239,378	$51,415		$58,729	$84,962
Ratio of Expenses to Average Net Assets (1)	1.72%+	1.69%+	1.77%+	1.85	%+*	2.38%+	2.03%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	1.71%+	N/A	N/A		2.38%+	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.02%+	1.23%+	0.54%+	(1.23	)%+*	1.47%+	2.32%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01%	0.01%	0.00	%§*	0.01%	0.00%§
Portfolio Turnover Rate	37%	52%	34%	13	%#	59%	60%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	1.72%	1.89%	3.31	%*	2.47%	N/A
Net Investment Income (Loss) to Average Net Assets	N/A	1.20%	0.42%	(2.69	)%*	1.38%	N/A

@  On September 17, 2012, all assets of Morgan Stanley Frontier Emerging Markets Fund, Inc. (the "Predecessor Fund") were reorganized into Class I shares of Morgan Stanley Institutional Fund, Inc. Frontier Emerging Markets Portfolio (the "Portfolio"). Per share data and ratios shown for Class I shares reflects the historical per share data and performance of the Predecessor Fund for periods prior to September 17, 2012.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Frontier Emerging Markets Portfolio

	Class A
	Year Ended December 31,				Period from November 1, 2012 to		Period from September 14, 2012^
Selected Per Share Data and Ratios	2015	2014	2013		December 31, 2012		to October 31, 2012
Net Asset Value, Beginning of Period	$19.06	$18.78	$14.20		$13.97		$13.76
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.11	0.18	(0.15)		(0.03)		(0.02)
Net Realized and Unrealized Gain (Loss)	(2.18)	0.24	4.79		0.56		0.23
Total from Investment Operations	(2.07)	0.42	4.64		0.53		0.21
Distributions from and/or in Excess of:
Net Investment Income	(0.08)	(0.13)	(0.06)		(0.30)		—
Paid-in-Capital	(0.01)	(0.01)	—		—		—
Total Distributions	(0.09)	(0.14)	(0.06)		(0.30)		—
Redemption Fees	0.00 ‡	0.00 ‡	0.00	‡	—		—
Net Asset Value, End of Period	$16.90	$19.06	$18.78		$14.20		$13.97
Total Return++	(10.90)%	2.39%	32.53%		3.77	%#	1.67	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$82,480	$76,839	$23,762		$10		$10
Ratio of Expenses to Average Net Assets (1)	2.07%+	2.02%+	1.95	%+^^	2.10	%+*	2.10	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	2.04%+	N/A		N/A		2.09	%+*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.60%+	0.90%+	(0.81	)%+	(1.48	)%+*	(0.88	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01%	0.01%		0.00	%§*	0.01	%*
Portfolio Turnover Rate	37%	52%	34%		13	%#	59	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A	2.05%	N/A		3.56	%*	2.92	%*
Net Investment Income (Loss) to Average Net Assets	N/A	0.87%	N/A		(2.94	)%*	(1.70	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.20% for Class A shares. Prior to September 16, 2013, the maximum ratio was 2.10% for Class A shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Frontier Emerging Markets Portfolio

	Class L
	Year Ended December 31,				Period from November 1, 2012 to		Period from September 14, 2012^
Selected Per Share Data and Ratios	2015	2014	2013		December 31, 2012		to October 31, 2012
Net Asset Value, Beginning of Period	$18.96	$18.71	$14.19		$13.96		$13.76
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.05	0.06	(0.16)		(0.05)		(0.02)
Net Realized and Unrealized Gain (Loss)	(2.22)	0.25	4.69		0.57		0.22
Total from Investment Operations	(2.17)	0.31	4.53		0.52		0.20
Distributions from and/or in Excess of:
Net Investment Income	—	(0.05)	(0.01)		(0.29)		—
Paid-in-Capital	—	(0.01)	—		—		—
Total Distributions	—	(0.06)	(0.01)		(0.29)		—
Redemption Fees	0.00 ‡	0.00 ‡	0.00	‡	—		—
Net Asset Value, End of Period	$16.79	$18.96	$18.71		$14.19		$13.96
Total Return++	(11.49)%	1.77%	31.81%		3.71	%#	1.60	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,490	$8,003	$3,212		$10		$10
Ratio of Expenses to Average Net Assets (1)	2.70%+	2.65%+	2.53	%+^^	2.60	%+*	2.60	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	2.67%+	N/A		N/A		2.59	%+*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.26%+	0.27%+	(0.92	)%+	(1.98	)%+*	(1.37	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01%	0.00	%§	0.00	%§*	0.01	%*
Portfolio Turnover Rate	37%	52%	34%		13	%#	59	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.73%	2.68%	N/A		4.08	%*	3.49	%*
Net Investment Income (Loss) to Average Net Assets	0.23%	0.24%	N/A		(3.46	)%*	(2.26	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.70% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.60% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Frontier Emerging Markets Portfolio

	Class C
Selected Per Share Data and Ratios	Period from April 30, 2015^ to December 31, 2015
Net Asset Value, Beginning of Period	$19.53
Loss from Investment Operations:
Net Investment Loss†	(0.16)
Net Realized and Unrealized Loss	(2.60)
Total from Investment Operations	(2.76)
Distributions from and/or in Excess of:
Net Investment Income	(0.07)
Paid-in-Capital	(0.01)
Total Distributions	(0.08)
Redemption Fees	0.00	‡
Net Asset Value, End of Period	$16.69
Total Return++	(14.10	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,400
Ratios of Expenses to Average Net Assets (1)	2.95	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.38	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	37%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	3.17	%*
Net Investment Loss to Average Net Assets	(1.60	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Frontier Emerging Markets Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from February 27, 2015^ to December 31, 2015
Net Asset Value, Beginning of Period	$19.28
Income (Loss) from Investment Operations:
Net Investment Income†	0.26
Net Realized and Unrealized Loss	(2.41)
Total from Investment Operations	(2.15)
Distributions from and/or in Excess of:
Net Investment Income	(0.15)
Paid-in-Capital	(0.01)
Total Distributions	(0.16)
Redemption Fees	0.00	‡
Net Asset Value, End of Period	$16.97
Total Return++	(11.14	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,732
Ratio of Expenses to Average Net Assets (1)	1.68	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.67	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	37%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	1.68	%*
Net Investment Income to Average Net Assets	1.67	%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Frontier Emerging Markets Portfolio. The Portfolio seeks long-term capital appreciation.

The Portfolio offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On February 27, 2015, the Portfolio commenced offering Class IS shares. On April 30, 2015, the Portfolio commenced offering Class C shares and suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$—	$3,473	$—	$3,473
Airlines	6,158	—	—	6,158
Banks	54,036	241,009	—	295,045
Beverages	7,684	24,386	—	32,070
Construction Materials	—	46,830	—	46,830
Diversified Financial Services	—	15,338	—	15,338
Diversified Telecommunication Services	10,453	—	—	10,453
Electric Utilities	—	9,410	—	9,410
Electrical Equipment	—	3,022	—	3,022
Food & Staples Retailing	6,203	—	—	6,203
Food Products	7,712	59,884	—	67,596
Health Care Providers & Services	—	20,011	—	20,011
Industrial Conglomerates	—	11,091	—	11,091

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Internet Software & Services	$6,209	$—	$—	$6,209
Pharmaceuticals	—	8,218	—	8,218
Wireless Telecommunication Services	—	34,261	—	34,261
Total Common Stocks	98,455	476,933	—	575,388
Participation Notes	—	42,343	—	42,343
Short-Term Investment
Investment Company	16,114	—	—	16,114
Total Assets	$114,569	$519,276	$—	$633,845

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2015, securities with a total value of approximately $34,518,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at December 31, 2014 were valued using other significant observable inputs at December 31, 2015. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period.

Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Portfolio's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the U.S. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

5.  Redemption Fees: The Portfolio will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 1.25% of the daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.85% for Class I shares, 2.20% for Class A shares, 2.70% for Class L shares, 2.95% for Class C shares and 1.80% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2015, approximately $3,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement,

the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $331,940,000 and $231,534,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2015, advisory fees paid were reduced by approximately $17,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2015 (000)
$51,451	$278,329	$313,666	$33	$16,114

During the year ended December 31, 2015, the Portfolio incurred approximately $61,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax periods from the tax period ended October 31, 2012 through the tax period ended December 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2015 and 2014 was as follows:

2015 Distributions Paid From:			2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Paid-in- Capital (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Paid-in- Capital (000)
$4,967	$—	$232	$5,473	$—	$250

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains

(losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and foreign taxes paid on capital gains, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(1,285)	$1,285	$—

At December 31, 2015, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2015, the Portfolio had available for Federal income tax purposes unused short-term capital losses of approximately $42,023,000 and long-term capital losses of approximately $20,978,000 that do not have an expiration date.

In addition, at December 31, 2015, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

Amount (000)	Expiration
$20,010	December 31, 2017
4,191	December 31, 2018

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2015, the Portfolio deferred to January 1, 2016 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$104	$—

I. Other: At December 31, 2015, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 59.0%.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Frontier Emerging Markets Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Frontier Emerging Markets Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Frontier Emerging Markets Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2016

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2015. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $7,466,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $2,266,000 and has derived net income from sources within foreign countries amounting to approximately $19,896,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

33

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2016 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIFEMANN
1407565 EXP. 02.28.17

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Quality Portfolio

Annual Report

December 31, 2015

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	12
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	23
Federal Tax Notice	24
U.S. Privacy Policy	25
Director and Officer Information	28

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Quality Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2016

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Expense Example (unaudited)

Global Quality Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Quality Portfolio Class I	$1,000.00	$1,025.50	$1,020.27	$5.00	$4.99	0.98%
Global Quality Portfolio Class A	1,000.00	1,023.70	1,018.50	6.78	6.77	1.33
Global Quality Portfolio Class L	1,000.00	1,021.30	1,015.93	9.37	9.35	1.84
Global Quality Portfolio Class C	1,000.00	1,019.50	1,014.62	10.69	10.66	2.10
Global Quality Portfolio Class IS	1,000.00	1,025.70	1,020.42	4.85	4.84	0.95

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited)

Global Quality Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2015, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 5.27%, net of fees. The Portfolio's Class I shares outperformed the Portfolio's benchmark, the MSCI World Index (the "Index"), which returned –0.87%.

Factors Affecting Performance

•  After stocks looked into the void in September, the fourth quarter of 2015 started with a strong rally in October, followed by a relatively uneventful November and then fell again in December. After all was said and done, the Index ended the year down 0.9% in U.S. dollar (USD) terms (+2.1% in local currency) as a strong U.S. dollar continued to impact local market returns and fears of a China slowdown continued to add to volatility.

•  In 2015, notable developed market laggards were the countries most exposed to the commodity complex: Canada (–24.2% in USD), Norway (–15.0%) and Australia (–10.0%). Some of the best performers were Denmark (+23.4%), Ireland (+16.5%) and Belgium (+12.1%). Benefiting from additional quantitative easing, Japan delivered decent performance, up 9.6% for the year; however, the eurozone (–2.8%) and the UK (–7.6%) underperformed. The U.S. was modestly up over the full year (+0.7%). Turning to developing markets, the MSCI Emerging Markets Index was down 15% for the year, with Greece (–61%) and Latin America (–31%) inflicting much of the damage. China ended the year down 7.8%, and Russia eased back into positive territory, up 4.2%.(i) (All country and regional performance is represented by the respective MSCI index in U.S. dollar terms.)

•  On a sector basis, for the year, the Index was led by health care (+6.6%), consumer staples (+6.4%) and consumer discretionary (+5.5%), while energy (–22.8%), materials (–15.3%) and utilities (–6.6%) were the biggest laggards.

•  The Portfolio outperformed the Index significantly for the year thanks to both sector allocation and stock selection. For stock selection, outperformance in information technology and consumer staples comfortably outweighed the underperformance in consumer discretionary and health care. Sector allocation was very strong as the major overweight in consumer staples, zero weights in energy, materials and utilities, and underweight financials all helped.

•  Top absolute contributors to the Portfolio's performance for the year were Alphabet (formerly Google), Microsoft and Reckitt Benckiser. Top absolute detractors for the period were Twenty-First Century Fox, Time Warner and Procter & Gamble.(ii)

Management Strategies

•  This time last year we identified a litany of problems facing equity markets — ranging from high valuations and earnings risk, to emerging markets malaise, to an underlying, likely destructive, tide of disinflation or outright deflation that showed few signs of abating. Suffice it to say that none of these have gone away. Rather, existing problems have intensified, new ones have emerged, and there are few hiding places across increasingly correlated asset classes.

•  This difficult macro outlook and the gathering deflationary clouds are hardly a propitious backdrop for us as bottom-up stock pickers, as they present an increasingly difficult outlook for the companies we invest in — or hope to invest in. We are, of course, used to uncertainty, and this uncertainty is not in itself problematic, provided one is given a good margin of relative safety on valuation to hold an existing stock or invest in a new stock idea.

•  For the Portfolio's existing holdings, we are not generally overly concerned about what we consider our highest-quality stocks, such as those in the consumer staples sector or pharmaceuticals industry, where the investment proposition amounts to seeking to own quality companies at fair prices,

(i)  Country and sector performance data from FactSet.

(ii)  The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited) (cont'd)

Global Quality Portfolio

albeit with some concerns such as emerging markets exposure and U.S. drug pricing, among others.

•  As for new opportunities generally, the pickings are slim. We continue to concentrate on what we consider the higher-quality stocks in the higher-quality sectors, which combine steady, if moderate, top-line growth through recurring revenues, sustainable high margins through pricing power, and the ability to generate cash through high returns on unlevered capital. While not offering a perfect defense against any general market de-rating in the short-term, we believe these companies could continue to compound their earnings steadily, while throwing off cash, which could mitigate the impact of any de-rating in the medium-term. Overall for now, our approach continues to be not to blow the lights out, but just to keep the lights burning.

*  Minimum Investment for Class I shares

**  Commenced Operations on August 30, 2013.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI World Index(1) and the Lipper Global Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2015 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	5.27%	—	—	8.84%
Portfolio — Class A Shares w/o sales charges(4)	4.91	—	—	8.50
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	–0.62	—	—	6.04
Portfolio — Class L Shares w/o sales charges(4)	4.49	—	—	7.96
Portfolio — Class C Shares w/o sales charges(6)	—	—	—	–0.13
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(6)	—	—	—	–1.09
Portfolio — Class IS Shares w/o sales charges(5)	5.38	—	—	7.75
MSCI World Index	–0.87	—	—	7.32
Lipper Global Large-Cap Growth Funds Index	1.76	—	—	7.93

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in expenses.

(1)  The MSCI World Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in US dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Large-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on August 30, 2013.

(5)  Commenced offering on September 13, 2013.

(6)  Commenced offering on April 30, 2015.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments

Global Quality Portfolio

	Shares	Value (000)
Common Stocks (97.0%)
France (6.7%)
L'Oreal SA	1,932	$325
Pernod Ricard SA	2,085	237
Publicis Groupe SA	2,420	161
Sanofi	3,563	304
		1,027
Germany (3.3%)
Bayer AG (Registered)	2,171	272
SAP SE	2,960	236
		508
Japan (1.8%)
Japan Tobacco, Inc.	7,300	268
Netherlands (0.6%)
RELX N.V.	5,598	94
Switzerland (11.7%)
Nestle SA (Registered)	10,598	786
Novartis AG (Registered)	6,302	539
Roche Holding AG (Genusschein)	1,696	467
		1,792
United Kingdom (18.4%)
British American Tobacco PLC	11,827	657
Experian PLC	6,926	122
GlaxoSmithKline PLC	17,402	351
Prudential PLC	7,593	170
Reckitt Benckiser Group PLC	8,920	821
RELX PLC	5,400	95
Unilever PLC	13,701	587
		2,803
United States (54.5%)
3M Co.	1,021	154
Accenture PLC, Class A	5,418	566
Alphabet, Inc., Class A (a)	1,057	822
Altria Group, Inc.	9,265	539
Automatic Data Processing, Inc.	3,350	284
Danaher Corp.	4,189	389
Intuit, Inc.	868	84
Johnson & Johnson	5,874	603
Microsoft Corp.	18,693	1,037
Mondelez International, Inc., Class A	10,811	485
Moody's Corp.	820	82
Nielsen Holdings PLC	8,293	387
NIKE, Inc., Class B	3,268	204
Philip Morris International, Inc.	2,143	189
Reynolds American, Inc.	12,808	591
Time Warner, Inc.	5,733	371
Twenty-First Century Fox, Inc., Class A	8,693	236
Twenty-First Century Fox, Inc., Class B	13,007	354
Visa, Inc., Class A	6,083	472
Walt Disney Co. (The)	4,609	484
		8,333
Total Common Stocks (Cost $13,896)		14,825
	Shares	Value (000)
Short-Term Investment (2.0%)
Investment Company (2.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $309)	309,060	$309
Total Investments (99.0%) (Cost $14,205) (b)(c)		15,134
Other Assets in Excess of Liabilities (1.0%)		150
Net Assets (100.0%)		$15,284

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $6,492,000 and 42.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(c)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $14,365,000. The aggregate gross unrealized appreciation is approximately $1,117,000 and the aggregate gross unrealized depreciation is approximately $348,000 resulting in net unrealized appreciation of approximately $769,000.

Portfolio Composition

Classification	Percentage of Total Investments
Pharmaceuticals	16.8%
Tobacco	14.8
Other*	13.6
Media	11.9
Software	9.0
Information Technology Services	8.7
Food Products	8.4
Personal Products	6.0
Internet Software & Services	5.4
Household Products	5.4
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Quality Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $13,896)	$14,825
Investment in Security of Affiliated Issuer, at Value (Cost $309)	309
Total Investments in Securities, at Value (Cost $14,205)	15,134
Foreign Currency, at Value (Cost —@)	—	@
Due from Adviser	70
Tax Reclaim Receivable	37
Dividends Receivable	32
Receivable for Portfolio Shares Sold	23
Receivable from Affiliate	—	@
Other Assets	33
Total Assets	15,329
Liabilities:
Payable for Professional Fees	17
Payable for Custodian Fees	16
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class L	2
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	1
Other Liabilities	6
Total Liabilities	45
Net Assets	$15,284
Net Assets Consist Of:
Paid-in-Capital	$14,298
Accumulated Undistributed Net Investment Income	7
Accumulated Net Realized Gain	54
Unrealized Appreciation (Depreciation) on:
Investments	929
Foreign Currency Translations	(4)
Net Assets	$15,284

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Quality Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2015 (000)
CLASS I:
Net Assets	$8,531
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	746,583
Net Asset Value, Offering and Redemption Price Per Share	$11.43
CLASS A:
Net Assets	$3,246
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	284,613
Net Asset Value, Redemption Price Per Share	$11.40
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.63
Maximum Offering Price Per Share	$12.03
CLASS L:
Net Assets	$2,848
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	250,541
Net Asset Value, Offering and Redemption Price Per Share	$11.37
CLASS C:
Net Assets	$648
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	57,353
Net Asset Value, Offering and Redemption Price Per Share	$11.30
CLASS IS:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	973
Net Asset Value, Offering and Redemption Price Per Share	$11.43

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Quality Portfolio

Statement of Operations	Year Ended December 31, 2015 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $21 of Foreign Taxes Withheld)	$450
Income from Securities Loaned — Net	2
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	452
Expenses:
Advisory Fees (Note B)	162
Professional Fees	88
Custodian Fees (Note F)	55
Registration Fees	55
Offering Costs	35
Shareholder Services Fees — Class A (Note D)	9
Distribution and Shareholder Services Fees — Class L (Note D)	22
Distribution and Shareholder Services Fees — Class C (Note D)	3
Administration Fees (Note C)	16
Shareholder Reporting Fees	11
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	2
Pricing Fees	6
Sub Transfer Agency Fees — Class I	1
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class L	2
Sub Transfer Agency Fees — Class C	— @
Directors' Fees and Expenses	1
Other Expenses	16
Total Expenses	492
Waiver of Advisory Fees (Note B)	(162)
Expenses Reimbursed by Adviser (Note B)	(90)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	237
Net Investment Income	215
Realized Gain:
Investments Sold	611
Foreign Currency Transactions	3
Net Realized Gain	614
Change in Unrealized Appreciation (Depreciation):
Investments	251
Foreign Currency Translations	(1)
Net Change in Unrealized Appreciation (Depreciation)	250
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	864
Net Increase in Net Assets Resulting from Operations	$1,079

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Quality Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$215	$246
Net Realized Gain	614	153
Net Change in Unrealized Appreciation (Depreciation)	250	3
Net Increase in Net Assets Resulting from Operations	1,079	402
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(172)	(160)
Net Realized Gain	(324)	(137)
Class A:
Net Investment Income	(39)	(37)
Net Realized Gain	(95)	(40)
Class L:
Net Investment Income	(19)	(13)
Net Realized Gain	(84)	(25)
Class C:
Net Investment Income	(6)	—
Net Realized Gain	(19)	—
Class IS:
Net Investment Income	(— @)	(— @)
Net Realized Gain	(— @)	(— @)
Total Distributions	(758)	(412)
Capital Share Transactions:(1)
Class I:
Subscribed	6,500	8,825
Distributions Reinvested	392	255
Redeemed	(13,182)	(1,983)
Class A:
Subscribed	715	2,990
Distributions Reinvested	129	75
Redeemed	(2,004)	(300)
Class L:
Subscribed	281	1,787
Distributions Reinvested	99	36
Redeemed	(281)	(56)
Class C:
Subscribed	661 *	—
Distributions Reinvested	25 *	—
Redeemed	(16)*	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(6,681)	11,629
Total Increase (Decrease) in Net Assets	(6,360)	11,619
Net Assets:
Beginning of Period	21,644	10,025
End of Period (Including Accumulated Undistributed Net Investment Income of $7 and $25)	$15,284	$21,644

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Quality Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	551	779
Shares Issued on Distributions Reinvested	34	23
Shares Redeemed	(1,124)	(176)
Net Increase (Decrease) in Class I Shares Outstanding	(539)	626
Class A:
Shares Subscribed	61	259
Shares Issued on Distributions Reinvested	11	7
Shares Redeemed	(170)	(26)
Net Increase (Decrease) in Class A Shares Outstanding	(98)	240
Class L:
Shares Subscribed	25	158
Shares Issued on Distributions Reinvested	8	3
Shares Redeemed	(24)	(5)
Net Increase in Class L Shares Outstanding	9	156
Class C:
Shares Subscribed	56 *	—
Shares Issued on Distributions Reinvested	2 *	—
Shares Redeemed	(1)*	—
Net Increase in Class C Shares Outstanding	57	—

*  For the period April 30, 2015 through December 31, 2015.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Quality Portfolio

	Class I
	Year Ended December 31,			Period from August 30, 2013^ to
Selected Per Share Data and Ratios	2015	2014		December 31, 2013
Net Asset Value, Beginning of Period	$11.34	$11.28		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.15	0.17		(0.00	)‡
Net Realized and Unrealized Gain	0.46	0.13		1.28
Total from Investment Operations	0.61	0.30		1.28
Distributions from and/or in Excess of:
Net Investment Income	(0.18)	(0.13)		—
Net Realized Gain	(0.34)	(0.11)		—
Total Distributions	(0.52)	(0.24)		—
Net Asset Value, End of Period	$11.43	$11.34		$11.28
Total Return++	5.27%	2.66%		12.80	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,531	$14,579		$7,440
Ratio of Expenses to Average Net Assets (1)	0.97%+	1.11	%+^^	1.19	%+*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.26%+	1.49	%+	(0.12	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.01	%*
Portfolio Turnover Rate	61%	31%		8	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.21%	2.34%		4.86	%*
Net Investment Income (Loss) to Average Net Assets	0.02%	0.26%		(3.79	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective October 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to October 1, 2014, the maximum ratio was 1.20% for Class I shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Quality Portfolio

	Class A
	Year Ended December 31,			Period from August 30, 2013^ to
Selected Per Share Data and Ratios	2015	2014		December 31, 2013
Net Asset Value, Beginning of Period	$11.32	$11.27		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.11	0.12		(0.02)
Net Realized and Unrealized Gain	0.45	0.14		1.29
Total from Investment Operations	0.56	0.26		1.27
Distributions from and/or in Excess of:
Net Investment Income	(0.14)	(0.10)		—
Net Realized Gain	(0.34)	(0.11)		—
Total Distributions	(0.48)	(0.21)		—
Net Asset Value, End of Period	$11.40	$11.32		$11.27
Total Return++	4.91%	2.34%		12.70	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,246	$4,331		$1,612
Ratio of Expenses to Average Net Assets (1)	1.30%+	1.40	%+^^	1.54	%+*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.98%+	1.03	%+	(0.45	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.01	%*
Portfolio Turnover Rate	61%	31%		8	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.52%	2.62%		5.00	%*
Net Investment Loss to Average Net Assets	(0.24)%	(0.19)%		(3.91	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective October 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratios of 1.35% for Class A shares. Prior to October 1, 2014, the maximum ratio was 1.55% for Class A shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Quality Portfolio

	Class L
	Year Ended December 31,			Period from August 30, 2013^ to
Selected Per Share Data and Ratios	2015	2014		December 31, 2013
Net Asset Value, Beginning of Period	$11.29	$11.25		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.05	0.06		(0.03)
Net Realized and Unrealized Gain	0.45	0.14		1.28
Total from Investment Operations	0.50	0.20		1.25
Distributions from and/or in Excess of:
Net Investment Income	(0.08)	(0.05)		—
Net Realized Gain	(0.34)	(0.11)		—
Total Distributions	(0.42)	(0.16)		—
Net Asset Value, End of Period	$11.37	$11.29		$11.25
Total Return++	4.49%	1.74%		12.50	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,848	$2,723		$962
Ratio of Expenses to Average Net Assets (1)	1.81%+	1.93	%+^^	2.04	%+*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.46%+	0.55	%+	(0.80	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.01	%*
Portfolio Turnover Rate	61%	31%		8%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.06%	3.15%		6.27	%*
Net Investment Loss to Average Net Assets	(0.79)%	(0.67)%		(5.03	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective October 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratios of 1.85% for Class L shares. Prior to October 1, 2014, the maximum ratio was 2.05% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Quality Portfolio

	Class C
Selected Per Share Data and Ratios	Period from April 30, 2015^ to December 31, 2015
Net Asset Value, Beginning of Period	$11.77
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.03)
Net Realized and Unrealized Gain	0.02
Total from Investment Operations	(0.01)
Distributions from and/or in Excess of:
Net Investment Income	(0.12)
Net Realized Gain	(0.34)
Total Distributions	(0.46)
Net Asset Value, End of Period	$11.30
Total Return++	(0.13	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$648
Ratios of Expenses to Average Net Assets (1)	2.10	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.39	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	61%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	3.80	%*
Net Investment Loss to Average Net Assets	(2.09	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Quality Portfolio

	Class IS
	Year Ended December 31,			Period from September 13, 2013^ to
Selected Per Share Data and Ratios	2015	2014		December 31, 2013
Net Asset Value, Beginning of Period	$11.34	$11.28		$10.28
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.16	0.17		(0.00	)‡
Net Realized and Unrealized Gain	0.45	0.13		1.00
Total from Investment Operations	0.61	0.30		1.00
Distributions from and/or in Excess of:
Net Investment Income	(0.18)	(0.13)		—
Net Realized Gain	(0.34)	(0.11)		—
Total Distributions	(0.52)	(0.24)		—
Net Asset Value, End of Period	$11.43	$11.34		$11.28
Total Return++	5.38%	2.67%		9.73	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11	$11		$11
Ratio of Expenses to Average Net Assets (1)	0.95%+	1.10	%+^^	1.15	%+*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.31%+	1.51	%+	(0.10	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00	%§	0.00	%§*
Portfolio Turnover Rate	61%	31%		8	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	16.35%	19.72%		9.57	%*
Net Investment Loss to Average Net Assets	(14.09)%	(17.11)%		(8.52	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective October 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.95% for Class IS shares. Prior to October 1, 2014, the maximum ratio was 1.15% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Quality Portfolio. The Portfolio's "Sub-Advisers," Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek long-term capital appreciation by investing primarily in equity securities of high quality companies located throughout the world, including developed and emerging market countries. In seeking to identify high quality companies, the Sub-Advisers look for companies that they believe have the returns profile that can underpin compounding, that is, they are able to consistently compound shareholder wealth at attractive rates of return over the long-term. In the Sub-Advisers' view, such companies are typically businesses built on dominant market positions, underpinned by powerful, hard to replicate intangible assets and that can generate resilient high cross cycle returns on capital. In addition, the Sub-Advisers consider high quality companies to have some or all of the following characteristics: strong managements, resilient revenue streams, pricing power (high gross margins), typically low capital intensity and the opportunity for organic growth.

The Portfolio offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Portfolio commenced offering Class C shares and suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$—	$237	$—	$237
Diversified Financial Services	82	—	—	82
Food Products	485	786	—	1,271
Household Products	—	821	—	821
Industrial Conglomerates	543	—	—	543
Information Technology Services	1,322	—	—	1,322
Insurance	—	170	—	170
Internet Software & Services	822	—	—	822
Media	1,445	350	—	1,795
Personal Products	—	912	—	912
Pharmaceuticals	603	1,933	—	2,536
Professional Services	387	122	—	509
Software	1,121	236	—	1,357
Textiles, Apparel & Luxury Goods	204	—	—	204
Tobacco	1,319	925	—	2,244
Total Common Stocks	8,333	6,492	—	14,825
Short-Term Investment
Investment Company	309	—	—	309
Total Assets	$8,642	$6,492	$—	$15,134

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2015, the Portfolio did not have any investments transfer between investment levels. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

At December 31, 2015, the Portfolio did not have any outstanding securities on loan.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2015, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2015, approximately $162,000 of advisory fees were waived and approximately $93,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan,

the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $11,952,000 and $19,104,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2015, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2015 (000)
$523	$9,477	$9,691	$—	@	$309

@ Amount is less than $500.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the three-year period ended December 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$237	$522	$339	$73

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Accumulated Undistributed Net Investment Income (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in-Capital (000)
$3	$(2)	$(1)

At December 31, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$7	$214

I. Other: At December 31, 2015, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 60.9%.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Quality Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Quality Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2015, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Quality Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2016

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2015. For corporate shareholders, 63.5% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $522,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2015. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $237,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

32

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2016 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGQANN
1405170 EXP. 02.28.17

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Franchise Portfolio

Annual Report

December 31, 2015

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	12
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	23
Federal Tax Notice	24
U.S. Privacy Policy	25
Director and Officer Information	28

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Franchise Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2016

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Expense Example (unaudited)

Global Franchise Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period		Net Expense Ratio During Period***
Global Franchise Portfolio Class I	$1,000.00	$1,028.40	$1,020.21	$5.06	*	$5.04	*	0.99%
Global Franchise Portfolio Class A	1,000.00	1,027.00	1,018.90	6.39	*	6.36	*	1.25
Global Franchise Portfolio Class L	1,000.00	1,024.70	1,016.48	8.83	*	8.79	*	1.73
Global Franchise Portfolio Class C	1,000.00	1,051.10	1,007.49	5.25	**	5.14	**	2.03
Global Franchise Portfolio Class IS	1,000.00	1,028.40	1,020.47	4.81	*	4.79	*	0.94

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 92/365 (to reflect the actual days in period).

***  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited)

Global Franchise Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2015, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 6.50%, net of fees. The Portfolio's Class I shares outperformed the Portfolio's benchmark, the MSCI World Index (the "Index"), which returned –0.87%.

Factors Affecting Performance

•  After stocks looked into the void in September, the fourth quarter of 2015 started with a strong rally in October, followed by a relatively uneventful November and then fell again in December. After all was said and done, the Index ended the year down 0.9% in U.S. dollar (USD) terms (+2.1% in local currency) as a strong U.S. dollar continued to impact local market returns and fears of a China slowdown continued to add to volatility.

•  In 2015, notable developed market laggards were the countries most exposed to the commodity complex: Canada (–24.2% in USD), Norway (–15.0%) and Australia (–10.0%). Some of the best performers were Denmark (+23.4%), Ireland (+16.5%) and Belgium (+12.1%). Benefiting from additional quantitative easing, Japan delivered decent performance, up 9.6% for the year; however, the eurozone (–2.8%) and the UK (–7.6%) underperformed. The U.S. was modestly up over the full year (+0.7%). Turning to developing markets, the MSCI Emerging Markets Index was down 15% for the year, with Greece (–61%) and Latin America (–31%) inflicting much of the damage. China ended the year down 7.8%, and Russia eased back into positive territory, up 4.2%.(i) (All country and regional performance is represented by the respective MSCI index in U.S. dollar terms.)

•  On a sector basis, for the year, the Index was led by health care (+6.6%), consumer staples (+6.4%) and consumer discretionary (+5.5%), while energy (–22.8%), materials (–15.3%) and utilities (–6.6%) were the biggest laggards.

•  The Portfolio outperformed the Index significantly for the year thanks to both sector allocation and stock selection. Sector allocation was very strong as the major overweight in consumer staples and zero weights in energy, materials and utilities all helped, although the underweight in health care was a bit of a drag on performance. For stock selection, outperformance in information technology and consumer staples comfortably outweighed the underperformance in consumer discretionary.

•  Top absolute contributors to the Portfolio's performance for the year were Microsoft, Reckitt Benckiser and Mondelez International. Top absolute detractors for the period were Time Warner, Twenty-First Century Fox, and Procter & Gamble.(ii)

Management Strategies

•  This time last year we identified a litany of problems facing equity markets — ranging from high valuations and earnings risk, to emerging markets malaise, to an underlying, likely destructive, tide of disinflation or outright deflation that showed few signs of abating. Suffice it to say that none of these have gone away. Rather, existing problems have intensified, new ones have emerged, and there are few hiding places across increasingly correlated asset classes.

•  This difficult macro outlook and the gathering deflationary clouds are hardly a propitious backdrop for us as bottom-up stock pickers, as they present an increasingly difficult outlook for the companies we invest in — or hope to invest in. We are, of course, used to uncertainty, and this uncertainty is not in itself problematic, provided one is given a good margin of relative safety on valuation to hold an existing stock or invest in a new stock idea.

•  For the Portfolio's existing holdings, we are not generally overly concerned about what we consider our highest-quality stocks, such as those in the consumer staples sector, where the investment proposition amounts to seeking to own quality companies at fair prices, albeit with some concerns such as emerging markets exposure.

•  As for new opportunities generally, the pickings are slim. We continue to concentrate on what we consider the higher-quality stocks in the higher-quality sectors, which combine steady, if moderate, top-line growth through recurring revenues, sustainable high margins through pricing power, and the ability to generate cash through high returns on unlevered capital. While not offering a perfect defense against any general market de-rating in the short-term, we believe these companies could continue to compound their earnings steadily, while throwing off cash, which could mitigate the impact of any de-rating in the medium-term. Overall for now, our approach continues to be not to blow the lights out, but just to keep the lights burning.

(i)  Country and sector performance data from FactSet.

(ii)  The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Investment Overview (unaudited)

Global Franchise Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI World Index(1) and the Lipper Global Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2015 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	6.50%	11.02%	8.98%	11.02%
Portfolio — Class A Shares w/o sales charges(4)	6.25	10.71	8.70	10.72
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	0.69	9.52	8.11	10.30
Portfolio — Class L Shares w/o sales charges(5)	5.72	—	—	7.92
Portfolio — Class C Shares w/o sales charges(7)	—	—	—	5.11
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(7)	—	—	—	4.12
Portfolio — Class IS Shares w/o sales charges(6)	—	—	—	0.45
MSCI World Index	–0.87	7.59	4.98	5.81
Lipper Global Large-Cap Growth Funds Index	1.76	7.35	5.25	5.39

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in expenses.

(1)  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Large-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on November 28, 2001.

(5)  Commenced offering on April 27, 2012.

(6)  Commenced offering on May 29, 2015.

(7)  Commenced offering on September 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Portfolio of Investments

Global Franchise Portfolio

	Shares	Value (000)
Common Stocks (95.8%)
France (8.3%)
L'Oreal SA	96,567	$16,247
Pernod Ricard SA	135,788	15,438
Publicis Groupe SA	94,440	6,264
Sanofi	137,513	11,733
		49,682
Germany (2.2%)
SAP SE	163,025	12,985
Italy (0.8%)
Davide Campari-Milano SpA	558,081	4,805
Japan (2.3%)
Japan Tobacco, Inc.	377,800	13,872
Netherlands (0.5%)
RELX N.V.	191,325	3,217
Switzerland (7.9%)
Nestle SA (Registered)	630,936	46,767
United Kingdom (22.6%)
British American Tobacco PLC	789,496	43,848
Experian PLC	640,512	11,318
Reckitt Benckiser Group PLC	455,876	41,963
RELX PLC	175,480	3,077
Unilever PLC	794,788	34,031
		134,237
United States (51.2%)
3M Co.	39,594	5,964
Accenture PLC, Class A	259,633	27,132
Altria Group, Inc.	480,719	27,983
Automatic Data Processing, Inc.	127,024	10,761
Intuit, Inc.	70,940	6,846
Microsoft Corp.	916,406	50,842
Mondelez International, Inc., Class A	609,201	27,317
Moody's Corp.	57,837	5,803
NIKE, Inc., Class B	153,112	9,570
Philip Morris International, Inc.	170,962	15,029
Reynolds American, Inc.	611,059	28,200
Time Warner, Inc.	287,568	18,597
Twenty-First Century Fox, Inc., Class A	418,306	11,361
Twenty-First Century Fox, Inc., Class B	510,087	13,890
Visa, Inc., Class A	321,211	24,910
Walt Disney Co. (The)	193,437	20,326
		304,531
Total Common Stocks (Cost $461,932)		570,096
	Shares	Value (000)
Short-Term Investment (3.4%)
Investment Company (3.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $20,401)	20,401,319	$20,401
Total Investments (99.2%) (Cost $482,333) (a)(b)		590,497
Other Assets in Excess of Liabilities (0.8%)		4,793
Net Assets (100.0%)		$595,290

(a)  The approximate fair value and percentage of net assets, $265,565,000 and 44.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(b)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $485,239,000. The aggregate gross unrealized appreciation is approximately $113,565,000 and the aggregate gross unrealized depreciation is approximately $8,307,000 resulting in net unrealized appreciation of approximately $105,258,000.

Portfolio Composition

Classification	Percentage of Total Investments
Tobacco	21.8%
Other*	14.4
Media	13.0
Food Products	12.6
Software	12.0
Information Technology Services	10.6
Personal Products	8.5
Household Products	7.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Franchise Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $461,932)	$570,096
Investment in Security of Affiliated Issuer, at Value (Cost $20,401)	20,401
Total Investments in Securities, at Value (Cost $482,333)	590,497
Foreign Currency, at Value (Cost $21)	21
Receivable for Portfolio Shares Sold	4,191
Dividends Receivable	1,237
Tax Reclaim Receivable	657
Receivable from Affiliate	—	@
Other Assets	79
Total Assets	596,682
Liabilities:
Payable for Advisory Fees	1,075
Payable for Portfolio Shares Redeemed	106
Payable for Sub Transfer Agency Fees — Class I	51
Payable for Sub Transfer Agency Fees — Class A	5
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	39
Payable for Shareholder Services Fees — Class A	16
Payable for Distribution and Shareholder Services Fees — Class L	6
Payable for Distribution and Shareholder Services Fees — Class C	6
Payable for Custodian Fees	23
Payable for Professional Fees	13
Payable for Directors' Fees and Expenses	10
Payable for Transfer Agency Fees — Class I	3
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Other Liabilities	37
Total Liabilities	1,392
Net Assets	$595,290
Net Assets Consist Of:
Paid-in-Capital	$486,869
Accumulated Undistributed Net Investment Income	207
Accumulated Net Realized Gain	111
Unrealized Appreciation (Depreciation) on:
Investments	108,164
Foreign Currency Translations	(61)
Net Assets	$595,290

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Franchise Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2015 (000)
CLASS I:
Net Assets	$505,321
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	24,853,981
Net Asset Value, Offering and Redemption Price Per Share	$20.33
CLASS A:
Net Assets	$75,297
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,773,014
Net Asset Value, Redemption Price Per Share	$19.96
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.11
Maximum Offering Price Per Share	$21.07
CLASS L:
Net Assets	$8,898
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	446,942
Net Asset Value, Offering and Redemption Price Per Share	$19.91
CLASS C:
Net Assets	$5,765
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	291,849
Net Asset Value, Offering and Redemption Price Per Share	$19.75
CLASS IS:
Net Assets	$9
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	465
Net Asset Value, Offering and Redemption Price Per Share	$20.33

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Franchise Portfolio

Statement of Operations	Year Ended December 31, 2015 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $509 of Foreign Taxes Withheld)	$13,697
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	13,698
Expenses:
Advisory Fees (Note B)	4,470
Administration Fees (Note C)	450
Sub Transfer Agency Fees — Class I	220
Sub Transfer Agency Fees — Class A	40
Sub Transfer Agency Fees — Class L	2
Sub Transfer Agency Fees — Class C	— @
Shareholder Services Fees — Class A (Note D)	174
Distribution and Shareholder Services Fees — Class L (Note D)	70
Distribution and Shareholder Services Fees — Class C (Note D)	6
Professional Fees	115
Custodian Fees (Note F)	91
Registration Fees	58
Shareholder Reporting Fees	38
Transfer Agency Fees — Class I (Note E)	12
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	— @
Transfer Agency Fees — Class IS (Note E)	1
Directors' Fees and Expenses	14
Pricing Fees	5
Other Expenses	42
Total Expenses	5,813
Reimbursement of Class Specific Expenses — Class I (Note B)	(35)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Waiver of Advisory Fees (Note B)	(22)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	5,754
Net Investment Income	7,944
Realized Gain:
Investments Sold	24,297
Foreign Currency Transactions	82
Net Realized Gain	24,379
Change in Unrealized Appreciation (Depreciation):
Investments	3,723
Foreign Currency Translations	9
Net Change in Unrealized Appreciation (Depreciation)	3,732
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	28,111
Net Increase in Net Assets Resulting from Operations	$36,055

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Franchise Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$7,944	$11,259
Net Realized Gain	24,379	29,627
Net Change in Unrealized Appreciation (Depreciation)	3,732	(13,194)
Net Increase in Net Assets Resulting from Operations	36,055	27,692
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(7,968)	(8,695)
Net Realized Gain	(20,632)	(25,999)
Class A:
Net Investment Income	(1,064)	(1,011)
Net Realized Gain	(3,228)	(3,789)
Class L:
Net Investment Income	(84)	(94)
Net Realized Gain	(397)	(502)
Class C:
Net Investment Income	(52)	—
Net Realized Gain	(148)	—
Class IS:
Net Investment Income	(— @)	—
Net Realized Gain	(— @)	—
Total Distributions	(33,573)	(40,090)
Capital Share Transactions:(1)
Class I:
Subscribed	92,850	122,018
Distributions Reinvested	27,499	33,162
Redeemed	(133,336)	(199,802)
Class A:
Subscribed	18,018	6,952
Distributions Reinvested	4,251	4,753
Redeemed	(10,970)	(28,751)
Class L:
Subscribed	216	670
Distributions Reinvested	480	595
Redeemed	(1,167)	(865)
Class C:
Subscribed	7,443 *	—
Distributions Reinvested	199 *	—
Redeemed	(1,527)*	—
Class IS:
Subscribed	10 **	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	3,966	(61,268)
Total Increase (Decrease) in Net Assets	6,448	(73,666)
Net Assets:
Beginning of Period	588,842	662,508
End of Period (Including Accumulated Undistributed Net Investment Income of $207 and $1,316)	$595,290	$588,842

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Global Franchise Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2015 (000)		Year Ended December 31, 2014 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	4,439		5,784
Shares Issued on Distributions Reinvested	1,330		1,659
Shares Redeemed	(6,324)		(9,484)
Net Decrease in Class I Shares Outstanding	(555)		(2,041)
Class A:
Shares Subscribed	858		334
Shares Issued on Distributions Reinvested	209		241
Shares Redeemed	(532)		(1,404)
Net Increase (Decrease) in Class A Shares Outstanding	535		(829)
Class L:
Shares Subscribed	11		33
Shares Issued on Distributions Reinvested	24		30
Shares Redeemed	(57)		(41)
Net Increase (Decrease) in Class L Shares Outstanding	(22)		22
Class C:
Shares Subscribed	353	*	—
Shares Issued on Distributions Reinvested	10	*	—
Shares Redeemed	(71	)*	—
Net Increase in Class C Shares Outstanding	292		—
Class IS:
Shares Subscribed	—	@@**	—

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  For the period September 30, 2015 through December 31, 2015.

**  For the period May 29, 2015 through December 31, 2015.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Franchise Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$20.27	$20.77	$18.13	$16.24	$15.29
Income from Investment Operations:
Net Investment Income†	0.31	0.41	0.36	0.40	0.31
Net Realized and Unrealized Gain	1.02	0.57	3.17	2.11	1.11
Total from Investment Operations	1.33	0.98	3.53	2.51	1.42
Distributions from and/or in Excess of:
Net Investment Income	(0.35)	(0.37)	(0.35)	(0.32)	(0.30)
Net Realized Gain	(0.92)	(1.11)	(0.54)	(0.30)	(0.17)
Total Distributions	(1.27)	(1.48)	(0.89)	(0.62)	(0.47)
Net Asset Value, End of Period	$20.33	$20.27	$20.77	$18.13	$16.24
Total Return++	6.50%	4.82%	19.71%	15.38%	9.38%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$505,321	$515,012	$570,261	$404,762	$211,677
Ratio of Expenses to Average Net Assets (1)	0.98%+	0.97%+	0.95%+	0.98%+	1.00%+
Ratio of Net Investment Income to Average Net Assets (1)	1.46%+	1.94%+	1.79%+	2.21%+	1.87%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.01%	0.00%§
Portfolio Turnover Rate	37%	33%	24%	34%	30%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.99%	N/A	N/A	N/A	1.01%
Net Investment Income to Average Net Assets	1.45%	N/A	N/A	N/A	1.86%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Franchise Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$19.92	$20.44	$17.86	$16.01	$15.10
Income from Investment Operations:
Net Investment Income†	0.24	0.34	0.28	0.35	0.26
Net Realized and Unrealized Gain	1.02	0.55	3.14	2.09	1.09
Total from Investment Operations	1.26	0.89	3.42	2.44	1.35
Distributions from and/or in Excess of:
Net Investment Income	(0.30)	(0.30)	(0.30)	(0.29)	(0.27)
Net Realized Gain	(0.92)	(1.11)	(0.54)	(0.30)	(0.17)
Total Distributions	(1.22)	(1.41)	(0.84)	(0.59)	(0.44)
Net Asset Value, End of Period	$19.96	$19.92	$20.44	$17.86	$16.01
Total Return++	6.25%	4.45%	19.42%	15.14%	8.98%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$75,297	$64,515	$83,135	$35,901	$15,327
Ratio of Expenses to Average Net Assets (1)	1.25%+	1.27%+	1.20%+^	1.23%+	1.25%+
Ratio of Net Investment Income to Average Net Assets (1)	1.15%+	1.64%+	1.42%	1.99%+	1.62%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.01%	0.00%§
Portfolio Turnover Rate	37%	33%	24%	34%	30%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.25%	N/A	N/A	N/A	1.26%
Net Investment Income to Average Net Assets	1.15%	N/A	N/A	N/A	1.61%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class A shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Franchise Portfolio

	Class L
	Year Ended December 31,				Period from April 27, 2012^ to
Selected Per Share Data and Ratios	2015	2014	2013		December 31, 2012
Net Asset Value, Beginning of Period	$19.87	$20.39	$17.83		$18.13
Income from Investment Operations:
Net Investment Income†	0.15	0.25	0.20		0.10
Net Realized and Unrealized Gain	1.00	0.55	3.11		0.16
Total from Investment Operations	1.15	0.80	3.31		0.26
Distributions from and/or in Excess of:
Net Investment Income	(0.19)	(0.21)	(0.21)		(0.26)
Net Realized Gain	(0.92)	(1.11)	(0.54)		(0.30)
Total Distributions	(1.11)	(1.32)	(0.75)		(0.56)
Net Asset Value, End of Period	$19.91	$19.87	$20.39		$17.83
Total Return++	5.72%	4.00%	18.78%		1.36	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,898	$9,315	$9,112		$4,525
Ratio of Expenses to Average Net Assets (1)	1.72%+	1.72%+	1.70	%+^^	1.73	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.72%+	1.19%+	1.03	%+	0.84	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00	%§	0.01	%*
Portfolio Turnover Rate	37%	33%	24%		34	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.73%	N/A	N/A		N/A
Net Investment Income to Average Net Assets	0.71%	N/A	N/A		N/A

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.75% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.
The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Franchise Portfolio

	Class C
Selected Per Share Data and Ratios	Period from September 30, 2015^ to December 31, 2015
Net Asset Value, Beginning of Period	$19.79
Income from Investment Operations:
Net Investment Income†	0.01
Net Realized and Unrealized Gain	1.02
Total from Investment Operations	1.03
Distributions from and/or in Excess of:
Net Investment Income	(0.28)
Net Realized Gain	(0.79)
Total Distributions	(1.07)
Net Asset Value, End of Period	$19.75
Total Return++	5.11	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,765
Ratios of Expenses to Average Net Assets (1)	2.03	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.11	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	37%

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Financial Highlights

Global Franchise Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from May 29, 2015^ to December 31, 2015
Net Asset Value, Beginning of Period	$21.49
Income from Investment Operations:
Net Investment Income†	0.12
Net Realized and Unrealized Gain	0.00	‡
Total from Investment Operations	0.12
Distributions from and/or in Excess of:
Net Investment Income	(0.36)
Net Realized Gain	(0.92)
Total Distributions	(1.28)
Net Asset Value, End of Period	$20.33
Total Return++	0.45	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9
Ratio of Expenses to Average Net Assets (1)	0.94	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.95	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	37%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation
Expenses to Average Net Assets	16.54	%*
Net Investment Loss to Average Net Assets	(14.65	)%*

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-six separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Franchise Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that they believe have, among other things, resilient business franchises and growth potential.

The Portfolio offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. The Portfolio's Class A shares were closed to new investors with certain exceptions. The Portfolio suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. On May 29, 2015, the Portfolio commenced offering Class IS shares. On September 30, 2015, the Portfolio commenced offering Class C shares and recommenced offering Class A shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser or

Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$—	$20,243	$—	$20,243
Diversified Financial Services	5,803	—	—	5,803
Food Products	27,317	46,767	—	74,084
Household Products	—	41,963	—	41,963
Industrial Conglomerates	5,964	—	—	5,964
Information Technology Services	62,803	—	—	62,803
Media	64,174	12,558	—	76,732
Personal Products	—	50,278	—	50,278
Pharmaceuticals	—	11,733	—	11,733
Professional Services	—	11,318	—	11,318
Software	57,688	12,985	—	70,673
Textiles, Apparel & Luxury Goods	9,570	—	—	9,570
Tobacco	71,212	57,720	—	128,932
Total Common Stocks	304,531	265,565	—	570,096
Short-Term Investment
Investment Company	20,401	—	—	20,401
Total Assets	$324,932	$265,565	$—	$590,497

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2015, the Portfolio did not have any investments transfer between investment levels. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2015, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.79% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2015, approximately $22,000 of advisory fees were waived and approximately $36,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Advisers and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $204,594,000 and $237,746,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2015, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2015 (000)
$11,760	$164,964	$156,323	$1	$20,401

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent

Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$9,168	$24,405	$9,800	$30,290

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Notes to Financial Statements (cont'd)

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$115	$(81)	$(34)

At December 31, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$213	$3,019

I. Other: At December 31, 2015, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 35.5%.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Franchise Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Franchise Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Franchise Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2016

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2015. For corporate shareholders, 55.7% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $24,405,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2015. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $9,168,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

a. Information We Disclose to Affiliated Companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc., which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

32

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2016 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGFANN
1405519 EXP. 02.28.17

Item 2.  Code of Ethics.

(a)                                 The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Directors has determined that Joseph J. Kearns, an “independent” Director, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2015

	Registrant			Covered Entities(1)
Audit Fees		$1,046,857		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$108,000	(3)	$8,237,026	(4)
All Other Fees	$			$212,000	(5)
Total Non-Audit Fees		$108,000		$8,449,026

Total		$1,154,857		$8,449,026

2014

	Registrant			Covered Entities(1)
Audit Fees		$1,053,918		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$103,120	(3)	$8,655,656	(4)
All Other Fees	$			$285,341	(5)
Total Non-Audit Fees		$103,120		$8,940,997

Total		$1,157,038		$8,940,997

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and Allen W. Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 18, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 18, 2016

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 18, 2016